As filed with the Securities and Exchange Commission on April 30, 2013

Registration No. 033-91938

File No. 811-09044

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre Effective Amendment No. ☐
Post Effective Amendment No. 28 ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 46	☒

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(Exact Name of Registrant)

NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

One National Life Drive

Montpelier, Vermont  05604

(802) 229-7410

Lisa Muller

National Life Insurance Company

One National Life Drive

Montpelier, Vermont  05604

(name and complete address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan

700 Sixth Street, NW, Suite 700

Washington, DC  20001-3980

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Units of Interests in a variable account under individual flexible premium variable universal life policies

VariTrak

Variable Universal Life Insurance

P R O S P E C T U S

Dated May 1, 2013

National Life Insurance Company	Home Office: National Life Drive,
National Variable Life Insurance Account	Montpelier, Vermont 05604
Telephone: (800) 732-8939

This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company (“National Life”, “we”, “our”, “us”).  This policy combines insurance and investment features.  The policy’s primary purpose is to provide insurance protection on the life of the insured person.  You can make premium payments at various times and in various amounts.  You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.  This policy is not available to new purchasers.

You may allocate premium payments to the National Variable Life Insurance Account, a Separate Account of National Life, or to the General Account, or a combination of the two.  The General Account pays interest at a guaranteed rate of at least 4%. The Separate Account is divided into several subaccounts.  Each subaccount buys shares of a specific portfolio.  The available portfolios are:

Sentinel Asset Management, Inc.	Fred Alger Management, Inc.	AllianceBernstein L.P.	American Century Investment Management, Inc.
Sentinel Variable Products Trust Balanced Bond Common Stock Mid Cap Small Company	The Alger Portfolios Capital Appreciation Large Cap Growth Small Cap Growth	AllianceBernstein Variable Products Series Fund, Inc. International Growth International Value Small/Mid Cap Value Value	American Century Variable Portfolios, Inc. VP Income & Growth VP Inflation Protection VP International VP Ultra® VP Value VP Vista SM

The Dreyfus Corporation	Deutsche Investment Management Americas Inc.	Fidelity Management & Research Company	Franklin Templeton Investments
Dreyfus Variable Investment Fund VIF Appreciation Portfolio VIF Opportunistic Small Cap Portfolio VIF Quality Bond Portfolio Dreyfus Socially Responsible Growth Fund, Inc.	DWS Variable Series II DWS Large Cap Value VIP DWS Small Mid Cap Value VIP DWS Investments VIT Funds Small Cap Index VIP

Fidelity® Variable Insurance Products

Equity-Income

Growth

High Income

Overseas

Fidelity® Variable Insurance Products II

Contrafund®

Index 500

Fidelity® Variable Insurance Products III

Mid Cap

Value Strategies

Fidelity® Variable Insurance Products V

Investment Grade Bond

Money Market

Franklin Templeton Variable Insurance Products Trust

Foreign Securities Fund

Global Real Estate Fund

Mutual Shares Securities Fund

Small Cap Value Securities Fund

Small-Mid Cap Growth Securities Fund

U.S Government

Mutual Global Discovery Securities

Invesco Advisers, Inc.	J.P. Morgan Investment Management Inc.	Neuberger Berman Management Inc.	OppenheimerFunds, Inc.
Invesco Variable Insurance Funds Invesco V.I. Mid Cap Growth Invesco V.I. Global Health Care Invesco V.I. Technology	JPMorgan Insurance Trust International Equity Portfolio Small Cap Core Portfolio	Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Mid-Cap Growth Portfolio Large Cap Value Portfolio Small Cap Growth Portfolio Socially Responsive	Oppenheimer Variable Account Funds Capital Income Fund/VA Main Street Small Cap/VA Global Strategic Income/VA

T. Rowe Price Associates, Inc.	Van Eck Associates Corporation	Wells Fargo Funds Management , LLC
T. Rowe Price Equity Series, Inc. Personal Strategy Balanced	Van Eck VIP Trust Unconstrained Emerging	Wells Fargo Variable Trust VT Discovery

Portfolio T. Rowe Price Equity Series, Inc. Blue Chip Growth Portfolio Equity Income Portfolio Health Sciences Portfolio	Markets Bond Emerging Markets Global Hard Assets	VT Opportunity

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The value of your policy will depend upon the investment results of the portfolios you select.  The policy’s value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the General Account, and the deduction of charges.  You bear the entire investment risk for all amounts allocated to the Separate Account.  There is no guaranteed minimum value for any of the portfolios.  We do not guarantee any minimum policy value.  You could lose some or all of your money.  Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements.  In addition, you should review the prospectuses and supplements for the underlying portfolios that we make available as investment options under the policies.  They are available without charge by contacting the Home Office, at the address and phone number listed above.  You should keep all prospectuses and supplements for future reference.

An investment in the policy is not a bank deposit.  Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy.  It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

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SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY	6
Summary of Principal Policy Benefits	6
Summary of the Principal Risks of Purchasing a Policy	7
Fee Tables	8
NATIONAL LIFE AND THE GENERAL ACCOUNT	19
National Life	19
The General Account	19
THE SEPARATE ACCOUNT AND THE PORTFOLIOS	20
The Separate Account	20
The Portfolios	20
THE POLICY	30
Premiums	30
Transfers	32
Telephone Transaction Privilege	32
Facsimile Transaction Privilege	33
Electronic Mail Transaction Privilege	33
Disruptive Trading	33
Other Transfer Rights	35
Change of Address Notification	35
Abandoned Property Requirements	35
AVAILABLE AUTOMATED PORTFOLIO MANAGEMENT FEATURES	35
Accumulated Value	35
DEATH BENEFIT	36
Ability to Adjust Face Amount	38
Payment of Policy Benefits	39
Settlement Options	40
PAYMENT OF PROCEEDS	40
POLICY LOANS	41
SURRENDERS AND WITHDRAWALS	42
LAPSE AND REINSTATEMENT	44
CHARGES AND DEDUCTIONS	45
Premium Tax Charge	45
Surrender Charge	45
Monthly Deductions	46
Mortality and Expense Risk Charge	49
Withdrawal Charge	49
Transfer Charge	49
Projection Report Charge	49
Other Charges	49
OPTIONAL BENEFITS	50
Additional Protection Benefit	50
Guaranteed Death Benefit	51
No-Lapse Guarantee	51
Accelerated Care Rider	52
Chronic Care Protection	52
Accelerated Benefit	52
Overloan Protection Rider	52
FEDERAL TAX CONSIDERATIONS	53
Tax Status of the Policy	53
Tax Treatment of Policy Benefits	54
Possible Tax Law Changes	57
Possible Charges for National Life’s Taxes	57
LEGAL MATTERS	57
DISTRIBUTION OF THE POLICIES	59
OTHER POLICY PROVISIONS	59
HOUSEHOLDING AND DELIVERY OF DOCUMENTS	59
FINANCIAL STATEMENTS	59
GLOSSARY	60
APPENDIX A	A-1

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Illustration of Death Benefits, Accumulated Values and Cash Surrender Values	A-1
APPENDIX B	B-1
Surrender Charge Target Premiums (“SCTP”) and Deferred Sales Charges (“DSC”)	B-1
APPENDIX C	C-1
Overloan Protection Rider	C-1
APPENDIX D	D-1
Statement of Additional Information	D-1
Table of Contents	D-1

The policy may not be available in all states and its terms may vary by state.  This prospectus does not offer the policy in any state in which we may not legally offer the policy.  This policy is no longer sold.  You should rely only on the information contained in this prospectus.  We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance policy is to provide insurance protection.  We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

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SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy.  You should read the entire prospectus before purchasing the Policy.  Important details regarding the Policy are contained in other sections of this prospectus and in the Statement of Additional Information (“SAI”).  Please consult your agent and refer to your Policy for details.  For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Life Insurance Protection.  The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured.  Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of the Insured.  We will increase the Death Benefit by any additional benefits provided by a supplementary benefit rider.  We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B.  We offer two Death Benefit options, which we call Option A and Option B.  You may choose which option to apply to your Policy.

If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

•                                Face Amount; or

•                                the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

•                                the Face Amount plus the Accumulated Value; or

•                                the Accumulated Value multiplied by the same factor that applies to Option A.

You may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy.  See “Death Benefit.”

•                  In addition, for Policies issued before May 1, 2013, accelerated care and chronic care protection riders are available if they were elected before Policy issue.  The accelerated care rider provides periodic partial prepayments of the Death Benefit if the Insured becomes chronically ill, and the chronic care protection rider continues to pay benefits after the entire Death Benefit under the Policy has been prepaid under the accelerated care rider.  There is an additional cost for the accelerated care rider and the chronic care protection rider.

•                  You may add additional insurance and other benefits to your Policy by rider.  Please see “Optional Benefits”, below, for a description of the other optional benefits that we offer.

•                  You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances.  These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy.  They may also help you to compare this Policy to other life insurance policies.  The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Cash Benefits.  You may borrow against your Policy.  The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction.  When you take a loan we will transfer an amount equal to the loan to our General Account as Collateral.  We charge interest on the loan, and we credit interest on Collateral.  Loans may have adverse tax consequences.  When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable.  We also currently plan to make preferred loans available when a Policy is 10 years old.

You may request a Withdrawal of Cash Surrender Value.  However:

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•                  You must withdraw at least $500;

•                  You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

•                  You may not allocate Withdrawals to the General Account until all the value in the Separate Account has been exhausted.

•                  We may deduct a Withdrawal charge from each Withdrawal.  Withdrawals may have tax consequences.

You may surrender your Policy at any time and receive the Cash Surrender Value, if any.  The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

Tax Benefits.  Assuming the Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy.  Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary.  As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes may apply.

Variety of Investment Options.  You may allocate Net Premiums among the subaccounts of the Separate Account and the General Account.  The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the General Account.

As your needs or financial goals change, you can change your investment mix.  You may make transfers among the Separate Account and the General Account.  Currently, you may make an unlimited number of such transfers within the subaccounts of the Separate Account and from the Separate Account to the General Account, without charge.  You may not make transfers out of the General Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1,000.  We allow only one such transfer out of the General Account in any Policy Year.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk.  We cannot give any assurance that any portfolio will achieve its investment objectives.  You bear the entire investment risk on the value of your Policy you allocate to the Separate Account.  In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value.  During times of poor performance, these deductions will have an even greater impact on your Accumulated Value.  You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to the lapse.  Please note that frequent, large, or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by Owners.  Such transfers may dilute the value of portfolio shares, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios.  To protect Owners and portfolios from such effects, we have developed market timing procedures.  See “Disruptive Trading” below.

If you allocate premiums to the General Account, we credit your Accumulated Value in the General Account with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

Risk of Lapse.  If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period.  If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value.  This could happen:  (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans.  Your Policy generally will not lapse:  (1) during the first 5 Policy Years as long as you pay the Minimum Guarantee Premium; (2) if you purchase the no lapse guarantee rider or  the guaranteed death  benefit rider, subject to certain conditions; or (3) you elect and exercise the overloan protection rider, subject to certain conditions.

Tax Risks.  We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law.  However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class

7

involving higher than standard mortality risk) and such a Policy may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of premiums permitted under the Policy.

Depending on the total amount of premiums you pay, the Policy may be treated as a “Modified Endowment Contract” (“MEC”) under Federal tax laws.  If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy.  In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½.  If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions.  However, the tax consequences associated with preferred loans are uncertain.  Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

The tax treatment of the overloan protection rider that may be purchased with this Policy is uncertain.  In particular, it is not clear whether the overloan protection rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the overloan protection rider causes the Policy to convert to a fixed policy.  Anyone contemplating the purchase of the Policy with the overloan protection rider should consult a tax adviser.

See “Federal Tax Considerations,” below.  You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks.  The Surrender Charge under the Policy applies for 15 Policy Years after the Policy is issued.  An additional Surrender Charge will apply for 15 years from the date of any increase in the Face Amount.  It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years.  You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future.  We designed the Policy to meet long-term financial goals.  The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect.  A surrender or Withdrawal may have tax consequences.

Loan Risks.  A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account and/or the General Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account, or receive any higher interest rate credited to the General Account.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness.  Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences.  In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Company Risks.  A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio.  Please refer to the portfolios’ prospectuses for more information.  There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.  If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below.  These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account and the General Account.

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Transaction Fees

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Premium Tax Charge(1)	Upon receipt of each premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	3.25% of each premium payment (2.0% for qualified employee benefit plans)

Surrender Charge:(2)

Deferred Administrative Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or 15 Policy Years following an increase in Face Amount

Minimum and Maximum Charge(3)		$ 0 - $2 per $1,000 of initial or increased Face Amount	$ 0 - $2 per $1,000 of initial or increased Face Amount

Charge for a 45 year old male nonsmoker, first Policy Year		$2 per $1,000 of Face Amount	$2 per $1,000 of Face Amount

Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years or following an increase in Face Amount

Deferred Sales Charge Minimum and Maximum Charge(4)		$1.10 to $37.75 per $1,000 of initial or increased Face Amount	$1.10 to $37.75 per $1,000 of initial or increased Face Amount

Charge for a Deferred Sales Charge — 45 year old male nonsmoker, first Policy Year		$8.26 per $1,000 of Face Amount	$8.26 per $1,000 of Face Amount

Withdrawal Fees	Upon making a Withdrawal	$25	Lesser of 2% of amounts withdrawn or $25

Transfer Fees	Upon transfer after the 5th transfer (the 12th transfer for Policies issued in NY) in a Policy Year	$25 per transfer in excess of 5 transfers (12 transfers for Policies issued in NY) in any one Policy Year	None

Loan Interest Spread(5)	At the end of each Policy year, or upon death, surrender, or lapse, if earlier	2% annually of amount held as Collateral	1.3% annually of amount held as Collateral

Projection Report Charge	When report requested after the initial report	$25 maximum in New York, no maximum elsewhere	$25

(1)	We may increase the Premium Tax Charge if applicable law changes so that the amounts of taxes on premiums paid by us increase.
(2)

The Surrender Charge is equal to the deferred administrative charge and the deferred sales charge. The deferred administrative charge is based on the Insured’s issue age (or age on an increase in Face Amount) and Face Amount. The deferred sales charge is based on the Insured’s issue age (or age on an increase in Face Amount), gender, rate class and the Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy’s data pages will indicate the charges applicable to your Policy. National Life or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

(3)

The minimum charge is based on an Insured with an Issue Age of 5 or less; the maximum charge is based on an Insured with an Issue Age of 25 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

(4)

The minimum charge is based on a female Insured with an Issue Age of 1; the maximum charge is based on male smoker Insured with an Issue Age of 68 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

(5)

The loan interest spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). Currently, after the 10th Policy year, we may credit your Collateral that is in excess of 50% of Accumulated Value with extra interest of 0.5% per annum over what is currently credited to loan Collateral prior to the 11th Policy Year. For loans taken after the 10th Policy year of not more than 50% of Accumulated Value, we may credit your Collateral with interest up to 6.0% compounded annually.

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Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Cost of Insurance:(1)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge(2)		$0.057 to $58.01 per $1,000 of Net Amount at Risk per month	$0.023 to $0.18 per $1,000 of Net Amount at Risk per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Face Amount between $250,000 and $999,999, Policy Year 1		$0.28 per $1,000 of Net Amount at Risk per month	$0.22 per $1,000 of Net Amount at Risk per month

Mortality and Expense Risk Fees(3)	On the Date of Issue of the Policy and on each day	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account

Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1,000 of Face Amount(4)	$7.50 per month

Charges for Optional Benefits Additional Protection Benefit(5)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge(6)		$0.057 to $58.01 per $1,000 of Net Amount at Risk per month	$0.013 to $19.94 per $1,000 of Net Amount at Risk per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.28 per $1,000 of Net Amount at Risk per month	$0.055 per $1,000 of Net Amount at Risk per month

Waiver of Monthly Deduction(5)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter

Minimum and Maximum Charge		$0.051 to $0.27 per month multiplied by the Monthly Deduction	$0.051 to $0.27 per month multiplied by the Monthly Deduction

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.075 per month multiplied by the Monthly Deduction	$0.075 per month multiplied by the Monthly Deduction

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Accidental Death Benefit(5)	On the Date of Issue of the Policy and on each Monthly Policy Date

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thereafter

Minimum and Maximum Charge		$0.023 to $0.18 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider	$0.023 to $0.18 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.086 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider	$0.086 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider

Guaranteed Insurability Option(7)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter

Minimum and Maximum Charge		$0.022 to $0.16 per month times the amount the rider permits you to increase the Face Amount	$0.022 to $0.16 per month times the amount the rider permits you to increase the Face Amount

Charge for a 35 year old male (not available for ages 40 and over)		$0.15 per month times the amount the rider permits you to increase the Face Amount	$0.15 per month times the amount the rider permits you to increase the Face Amount

Guaranteed Death Benefit	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter	$0.01 per $1,000 of Face Amount per month	$0.01 per $1,000 of Face Amount per month

No Lapse Guaranty	On the Date of Issue of the Policy and on each Monthly Policy Date	$0.05 per $1,000 of Face Amount per month	$0.05 per $1,000 of Face Amount per month

Disability Benefit - Payment of Mission Costs(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$1.65 to $4.25 per month	$1.65 to $4.25 per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$3.06 per month	$3.06 per month

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Accelerated Care Rider(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$0.025 to $4.32 per $1,000 of Net Amount at Risk, plus from $0.0007 to $0.92 per dollar of Monthly Deduction, per month	$0.01to $1.98 per $1,000 of Net Amount at Risk, plus from $0.0003 to $0.63 per dollar of Monthly Deduction, per month

Charge for a 45 year old male		$0.14 per $1,000 of Net

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nonsmoker in the preferred underwriting class, ACR1 with inflation protection option, Policy Year 1		Amount at Risk, plus $0.0038 per dollar of Monthly Deduction, per month

Chronic Care Protection Rider(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$0.0051 to $4.34 per $1,000 of Face Amount per month	$0.0051 to $4.34 per $1,000 of Face Amount per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, EBR1 with inflation protection option without nonforfeiture benefit option, Policy Year 1		$0.18 per $1,000 of Face Amount per month	$0.18 per $1,000 of Face Amount per month

Overloan Protection	At the time of exercise	0%-5% of Accumulated Value	0%-5% of Accumulated Value

(1)

Cost of insurance charges vary based on factors including, the Insured’s age, sex, Rate Class, Net Amount at Risk, and Face Amount, and the current cost of insurance charges also vary based on the Policy’s Duration and size. In addition, current cost of insurance charges for currently issued Policies may be lower than for Policies issued during specified past periods. The Net Amount at Risk is the amount by which the Unadjusted Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

(2)

The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11, for Face Amounts of $1,000,000 or more; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached, for all Face Amount bands; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Ages 99 and 100 are reached.

(3)

We currently intend, starting in Policy Year 11, to partially offset this charge by reducing each Monthly Deduction by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account, and we also intend, starting in Policy Year 11, to credit interest on non-loaned Accumulated Value in the Fixed Account at rates that are 0.50% per annum higher than those that applies to Policies still in their first 10 Policy Years. These enhancements are not guaranteed, however.

(4)	$7.50 per month in all states other than New York and Texas.
(5)

The additional protection benefit, waiver of monthly deduction, and accidental death benefit rider charges vary by the Insured’s Issue Age, sex, Rate Class and the Policy’s Duration. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

(6)

The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Age 100 is reached. For currently issued Policies, the current maximum charge will apply to all Issue Ages, males, preferred and standard smokers, at Attained Ages 98 - 100.

(7)

The guaranteed insurability option, disability benefit - payment of mission costs, accelerated care, and chronic care rider charges vary by the Insured’s age and sex. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy’s data page will indicate the charge applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2012 (before any fee waivers or expense reimbursements).  The expenses of the portfolios may be higher or lower in the future.  More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	2.24	%(13)

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The annual expenses as of December 31, 2012 (unless otherwise noted) of each Fund, before and after any fee waivers or expense reimbursements, are shown below. (1)

Fund	Management Fee	12b-1 Fees(2)	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses(3)	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses(3)
Sentinel VPT
Balanced Fund	0.55%	0.00%	0.28%	0.00%	0.83%	0.00%	0.83%
Bond Fund	0.40%	0.00%	0.23%	0.00%	0.63%	0.00%	0.63%
Common Stock Fund	0.50%	0.00%	0.20%	0.00%	0.70%	0.00%	0.70%
Mid Cap Fund	0.50%	0.00%	0.34%	0.00%	0.84%	0.00%	0.84%
Small Company Fund	0.50%	0.00%	0.25%	0.00%	0.75%	0.00%	0.75%
Alger
Capital Appreciation Portfolio - Class O Shares(4)	0.81%	0.00%	0.15%	0.00%	0.96%	0.00%	0.96%
Large Cap Growth Portfolio - Class O Shares(4)	0.71%	0.00%	0.16%	0.00%	0.87%	0.00%	0.87%
Small Cap Growth Portfolio - Class O Shares(4)	0.81%	0.00%	0.15%	0.00%	0.96%	0.00%	0.96%
AllianceBernstein VPS
International Growth Portfolio - Class A Shares	0.75%	0.00%	0.22%	0.00%	0.97%	0.00%	0.97%
International Value Portfolio - Class A Shares	0.75%	0.00%	0.06%	0.00%	0.81%	0.00%	0.81%
Small/Mid Cap Value Portfolio - Class A Shares	0.75%	0.00%	0.00%	0.07%	0.82%	0.00%	0.82%
Value Portfolio - Class A Shares	0.55%	0.00%	0.17%	0.00%	0.72%	0.00%	0.72%
American Century VP
Income & Growth Fund - Class I	0.70%	0.00%	0.00%	0.00%	0.70%	0.00%	0.70%
Inflation Protection Fund - Class I	0.47%	0.00%	0.01%	0.00%	0.48%	0.00%	0.48%
International Fund - Class I	1.41%	0.00%	0.01%	0.00%	1.42%	0.00%	1.42%
Ultra® Fund - Class I	1.00%	0.00%	0.01%	0.00%	1.01%	0.00%	1.01%
Value Fund - Class I	0.97%	0.00%	0.01%	0.00%	0.98%	0.00%	0.98%
VistaSM Fund - Class I	1.00%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
Dreyfus
VIF Appreciation Portfolio - Initial Shares	0.75%	0.00%	0.06%	0.00%	0.81%	0.00%	0.81%
VIF Opportunistic Small Cap Portfolio -	0.75%	0.00%	0.13%	0.00%	0.88%	0.00%	0.88%

13

Initial Shares
VIF Quality Bond Portfolio - Initial Shares	0.65%	0.00%	0.19%	0.00%	0.84%		0.00%	0.84%
Dreyfus Socially Responsible Growth Fund - Initial Shares	0.75%	0.00%	0.10%	0.00%	0.85%		0.00%	0.85%
DWS Variable Series II
DWS Large Cap Value VIP - Class B shares	0.64%	0.25%	0.20%	0.00%	1.09	%(5)	0.00%	1.09	%(5)
DWS Small Mid Cap Value VIP - Class B shares	0.65%	0.25%	0.26%	0.00%	1.16	%(6)	0.00%	1.16	%(6)
DWS Investments VIT Funds
Small Cap Index VIP Fund	0.35%	0.00%	0.20%	0.00%	0.55	%(7)	0.06%	0.49	%(7)
Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.56%	0.00%	0.08%	0.00%	0.64%		0.00%	0.64%
Equity-Income Portfolio - Initial Class	0.46%	0.00%	0.10%	0.00%	0.56%		0.00%	0.56%
Growth Portfolio - Initial Class	0.56%	0.00%	0.10%	0.00%	0.66%		0.00%	0.66%
High Income Portfolio - Initial Class	0.56%	0.00%	0.12%	0.00%	0.68%		0.00%	0.68%
Index 500 Portfolio - Initial Class	0.05%	0.00%	0.06%	0.00%	0.10%		0.00%	0.10%
Investment Grade Bond Portfolio - Initial Class	0.31%	0.00%	0.11%	0.00%	0.42%		0.00%	0.42%
Mid Cap Portfolio - Initial Class	0.56%	0.00%	0.09%	0.00%	0.65%		0.00%	0.65%
Money Market Portfolio - Service Class	0.17%	0.10%	0.09%	0.00%	0.36%		0.00%	0.36%
Overseas Portfolio - Initial Class	0.71%	0.00%	0.14%	0.00%	0.85%		0.00%	0.85%
Value Strategies Portfolio - Initial Class	0.56%	0.00%	0.14%	0.00%	0.70%		0.00%	0.70%
Franklin Templeton
Foreign Securities Fund - Class 2 shares	0.64%	0.25%	0.15%	0.00%	1.04%		0.00%	1.04%
Global Real Estate Securities Fund - Class 2 shares	0.80%	0.25%	0.31%	0.00%	1.36%		0.00%	1.36%
Mutual Global Discovery Securities - Class 1 Shares	0.80%	0.00%	0.19%	0.00%	0.99%		0.00%	0.99%
Mutual Shares Securities Fund - Class 2 shares	0.60%	0.25%	0.11%	0.00%	0.96%		0.00%	0.96%
Small Cap Value Securities Fund -	0.51%	0.25%	0.16%	0.00%	0.92%		0.00%	0.92%

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Class 2 shares
Small-Mid Cap Growth Securities Fund - Class 2 shares	0.51%	0.25%	0.29%	0.00%	1.05%		0.00%	1.05%
U.S. Government - Class 1 Shares (8)	0.47%	0.00%	0.03%	0.00%	0.50%		0.00%	0.50%
Invesco V.I.
Mid Cap Growth Fund - Series I Shares	0.75%	0.00%	0.37%	0.00%	1.12	%(9)	0.03%	1.09	%(9)
Global Health Care Fund- Series I Shares	0.75%	0.00%	0.38%	0.00%	1.13	%(10)	0.00%	1.13	%(10)
Technology Fund- Series I Shares	0.75%	0.00%	0.41%	0.00%	1.16	%(10)	0.00%	1.16	%(10)
JP Morgan Insurance Trust
International Equity Portfolio - Class 1 Shares	0.60%	0.00%	0.60%	0.00%	1.20	%(11)	0.17%	1.03	%(11)
Small Cap Core Portfolio - Class 1 Shares	0.65%	0.00%	0.29%	0.01%	0.95	%(12)	0.00%	0.95	%(12)
Neuberger Berman AMT
Large Cap Value Portfolio - I Class	0.85%	0.00%	0.30%	0.00%	1.15%		0.00%	1.15%
Mid-Cap Growth Portfolio - I Class	0.84%	0.00%	0.15%	0.00%	0.99%		0.00%	0.99%
Short Duration Bond Portfolio - I Class	0.65%	0.00%	0.17%	0.00%	0.82%		0.00%	0.82%
Small-Cap Growth Portfolio S Class Shares	1.15%	0.25%	0.84%	0.00%	2.24	%(13)	0.84%	1.40	%(13)
Socially Responsive Portfolio - I Class	0.85%	0.00%	0.19%	0.00%	1.04%		0.00%	1.04%
Oppenheimer Variable Accounts Funds
Capital Income Fund/VA - Service Shares(14)	0.74%	0.25%	0.17%	0.01%	1.17	%(15), (16)	0.24%	0.93	%(15), (16)
Main Street Small Cap Fund/VA® - Service Shares(17)	0.69%	0.25%	0.14%	0.00%	1.08	%(18), (16)	0.03%	1.05	%(18), (16)
Global Strategic Income Fund/VA - Service Shares	0.58%	0.25%	0.14%	0.06%	1.03	%(19), (20), (21)	0.06%	0.97	%(19), (20), (21)
T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%		0.00%	1.10%
Equity Income Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%		0.00%	1.10%
Health Sciences Portfolio - Class II shares	0.95%	0.25%	0.00%	0.00%	1.20%		0.00%	1.20%
Personal Strategy Balanced Portfolio VIP I	0.90%	0.00%	0.00%	0.13%	1.03	%(22)	0.13%	0.90	%(22)
Van Eck VIP Trust
Emerging Markets	1.00%	0.00%	0.23%	0.00%	1.23	%(23)	0.00%	1.23	%(23)

15

Fund - Initial Class
Unconstrained Emerging Markets Bond Fund - Initial Class(24)	1.00%	0.00%	0.18%	0.00%	1.18	%(25)	0.08%	1.10	%(25)
Global Hard Assets Fund - Initial Class	0.85%	0.00%	0.18%	0.00%	1.03	%(26)	0.00%	1.03	%(26)
Wells Fargo Advantage VT
Discovery Fund	0.70%	0.25%	0.26%	0.00%	1.21	%(27)	0.06%	1.15	%(27)
Opportunity Fund	0.65%	0.25%	0.20%	0.01%	1.11	%(28)	0.10%	1.01	%(28)

(1) The Fund fees and expenses used to prepare the table above were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund’s prospectus.

(2) Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

(3) The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio’s financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

(4) Effective November 1, 2012, the Investment Advisory fee was changed to a tiered fee rate based on net assets of each Portfolio. The fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the following: Alger Capital Appreciation Portfolio Tier 1 (paid on assets up to $2 billion) is 0.81%, Alger Capital Appreciation Portfolio Tier 2 (paid on assets between $2 billion and $4 billion) is 0.65%, Alger Capital Appreciation Portfolio Tier 3 (paid on assets in excess of $4 billion) is 0.60%, Alger Large Cap Growth Portfolio Tier 1 (paid on assets up to $1 billion) is 0.71%, Alger Large Cap Growth Portfolio Tier 2 (paid on assets in excess of $1 billion) is 0.60%, Alger Small Cap Growth Portfolio Tier 1 (paid on assets up to $1 billion) is 0.81%, and Alger Small Cap Growth Portfolio Tier 2 (paid on assets in excess of $1 billion) is 0.75%.

(5) Through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 1.05% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund’s Board.

(6) Through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 1.20% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund’s Board.

(7) Through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at  0.45% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at  ratios no higher than 0.49% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.  These agreements may only be terminated with the consent of the fund’s Board.

(8) The Fund administration fee is paid indirectly through the management fee.

(9) The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Series I shares to 1.09% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

(10) The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver

16

and/or Expense Reimbursement of Series I shares to 2.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

(11) The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.  This contract cannot be terminated prior to May 1, 2014, at which time the Service Providers will determine whether or not to renew or revise it.

(12) The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.  This contract cannot be terminated prior to May 1, 2014, at which time the Service Providers will determine whether or not to renew or revise it.

(13) Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2015 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.40% of the average daily net asset value of the Small Cap Growth Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(14) Effective April 30, 2013, Oppenheimer Balanced Fund/VA is changing its name to Oppenheimer Capital Income Fund/VA.

(15) The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.92% for Service shares.

(16) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

(17) Effective April 30, 2013, Oppenheimer Main Street Small- & Mid-Cap Fund/VA is changing its name to Oppenheimer Main Street Small Cap Fund/VA.

(18) The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05% for Service shares.

(19) The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Service shares.

(20) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in the Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds.

(21) The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees.

(22) T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

(23) The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(24)  As of May 1, 2013, Van Eck VIP Global Bond Fund is changing its name to Van Eck VIP Unconstrained Emerging Markets Bond Fund.

17

(25) The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(26) The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(27) The Adviser has committed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

(28) The Adviser has committed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

For information concerning compensation paid in connection with the sale of the Policies, see “Distribution of the Policies.”

18

NATIONAL LIFE AND THE GENERAL ACCOUNT

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions.  National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law.  It is now a stock life insurance company.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our General Account.  To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments.  However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information.  We encourage both existing and prospective Owners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Separate Account and of NLV Financial Corporation, the parent company of National Life (“NLV Financial”) (on a consolidated basis)—are located in the SAI.  For a free copy of the SAI, call or write us at our Home Office.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

The General Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account.  We bear the full investment risk for all amounts allocated or transferred to the General Account.  We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare.  These rates will not be less than 4%.  The principal, after deductions, is also guaranteed.

We own the assets in the General Account, and use these assets to support our insurance and annuity obligations other than those funded by Separate Account investments.  These assets are subject to National Life’s general liabilities from business operations.

We have not registered the General Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the General Account.  Disclosures regarding the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so.  We have no specific formula for determining specific interest rates.  Because we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates.  We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month.  The rate declared on such amounts will remain in effect for 12 months.  At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date).  We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion.  You assume the risk that interest credited may not exceed the guaranteed minimum rate.  Amounts allocated to the General Account will not share in the investment performance of our General Account.  We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years.  This enhancement is not guaranteed, however, except in New York and Texas.  We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

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Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out (“LIFO”) method.

Transfers from the General Account.  We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the subaccounts of the Separate Account.  The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1,000.  We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office in good form.

Because of the General Account transfer restrictions, it will take you several years to transfer all of your Accumulated Value in the General Account to the subaccounts of the Separate Account.  You should carefully consider whether the General Account meets your investment criteria.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Separate Account

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.  We own the Separate Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account’s assets are held separate from our other assets and are not part of our General Account.  Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses.  Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets.  As a result, the portion of the Separate Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct.  If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value.  Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent.  The substituted portfolio may have different fees and expenses.  Substitution may be made with respect to existing investments or the investment of future premiums, or both.  However, no such substitution will be made without any necessary approval of the SEC.  Furthermore, we may close subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion.  Portfolios, which sell their shares to the subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account.  See “Addition, Deletion, or Substitution of Investments.”

The Portfolios

The Separate Account invests in shares of certain portfolios.  Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Fidelity Variable Insurance Fund V Money Market Portfolio in which a subaccount of our Separate Account invests (“Money Market Subaccount”) may also become extremely low and possibly negative.  There is no assurance that the Fidelity Variable Insurance Fund V Money Market Portfolio will be able to maintain a stable net asset value per share.

20

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable).  There is no assurance that any of the portfolios will achieve their investment objective(s).  Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios.  Please consult your registered representative.  You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios, which are available through the registered representatives that sell the Policies, or by contacting our Home Office.    You should read these prospectuses carefully and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Fund	Mid Cap Growth Equity	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
Invesco Variable Insurance Funds:
Invesco V.I. Mid Cap Growth Fund - Series I Shares	Mid Cap Growth Equity	Invesco Advisers Inc.	None
Invesco V.I. Global Health Care Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	None
Invesco V.I. Technology Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	None
The Alger Portfolios:
Capital Appreciation Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
AllianceBernstein Variable Products Series Fund, Inc.:
International Growth — Class A Shares	International Equity	AllianceBernstein L.P.	None
International Value — Class A Shares	International Equity	AllianceBernstein L.P.	None
Small/Mid Cap Value — Class A Shares	Small Mid Value Equity	AllianceBernstein L.P.	None
Value — Class A Shares	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio - Class I	Large Value Equity	American Century Investment Management, Inc.	None
VP Inflation Protection Portfolio - Class I	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio - Class I	International Equity	American Century Investment Management, Inc.	None
VP Ultra® Portfolio - Class I	Large Growth Equity	American Century Investment Management, Inc.	None
VP Value Portfolio - Class I	Mid Cap Value Equity	American Century Investment Management, Inc.	None
VP VistaSM Portfolio - Class I	Mid Cap Growth Equity	American Century Investment Management, Inc.	None
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	Large Blend	The Dreyfus Corporation	Fayez Sarofim & Co.
Opportunistic Small Cap Portfolio -	Aggressive Growth	The Dreyfus Corporation	None

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Initial Shares
Quality Bond Portfolio - Initial Shares	Investment Grade Bond	The Dreyfus Corporation	None
Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Large Cap Growth	The Dreyfus Corporation	None
DWS Variable Series II:
Large Cap Value VIP - Class B Shares	Large Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
Small Mid Cap Value VIP - Class B Shares	Small Cap Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
DWS Investments VIT Funds:
Small Cap Index VIP - Class A Shares	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc.
Fidelity® Variable Insurance Products:
Contrafund® Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Equity-Income Portfolio - Initial Class	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Growth Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
High Income Portfolio - Initial Class	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Index 500 Portfolio - Initial Class	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)
Investment Grade Bond Portfolio - Initial Class	Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Mid Cap Portfolio - Initial Class	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Money Market Portfolio - Service Class	Money Market	Fidelity Management & Research Company (FMR)	Fidelity Investments Money Management, Inc. (FIMM) and other affiliates of FMR
Overseas Portfolio - Initial Class	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Value Strategies Portfolio - Initial Class	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of

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FMR
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund - Class 2 Shares	Foreign	Templeton Investment Counsel, LLC	None
Global Real Estate Fund - Class 2 Shares	Sector Equity	Franklin Advisors, Inc.	None
Mutual Shares Securities Fund - Class 2 Shares	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Small Cap Value Securities Fund - Class 2 Shares	Small Cap Value	Franklin Advisory Services, LLC	None
Small-Mid Cap Growth Securities Fund - Class 2 Shares	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government Fund - Class 1 Shares	Government Bond	Franklin Advisors, Inc.	None
Mutual Global Discovery Securities Fund - Class 1 Shares	Value Equity	Franklin Mutual Advisors, LLC	Franklin Templeton Investment Management Limited
JPMorgan Insurance Trust:
International Equity Portfolio - Class 1 Shares	International Equity	J.P. Morgan Investment Management Inc.	None
Small Cap Core Portfolio - Class 1 Shares	Small Cap Blend Equity	J.P. Morgan Investment Management Inc.	None
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio - I Class	Short-Term	Neuberger Berman Management LLC	Neuberger Berman LLC
Mid Cap Growth Portfolio - I Class	Mid-Cap Growth Equity	Neuberger Berman Management LLC	Neuberger Berman LLC
Large Cap Value Portfolio - I Class	Large Value	Neuberger Berman Management LLC	Neuberger Berman LLC
Small Cap Growth Portfolio S Class Shares	Small Cap Blend	Neuberger Berman Management LLC	Neuberger Berman LLC
Socially Responsive Portfolio - I Class	Mid Large Value Equity Socially Responsible	Neuberger Berman Management LLC	Neuberger Berman LLC
Oppenheimer Variable Account Funds
Capital Income Fund/VA - Service Shares	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None
Main Street Small Cap Fund/VA - Service Shares	Small Value Equity	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA - Service Shares	Bond	OppenheimerFunds, Inc.	None
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio II - Class II shares	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II - Class II shares	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II - Class II shares	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust
Unconstrained Emerging Markets Bond Fund - Initial Class	Unconstrained Emerging Markets Bond	Van Eck Associates Corporation	None
Emerging Markets Fund - Initial Class	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund - Initial	Global Sector Equity	Van Eck Associates	None

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Class		Corporation
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund - Class 2 Shares	Mid Cap Growth Equity	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
Wells Fargo VT Opportunity Fund - Class 2 Shares	Mid Cap Blend	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public.  However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager.  Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios.  There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio or its affiliates in connection with administration or other services provided with respect to such portfolio and its availability under the Policies, which may include answering Owner’s questions about the portfolios, providing prospectuses, shareholder reports and other portfolio documents, providing portfolios and their Boards information about the Policies and their operations and/or collecting voting instructions for portfolio shareholder proposals.  The amount of this compensation is based on a percentage of the assets on which the fees are based of the portfolio attributable to the Policies.  These percentages differ, and some advisers (or affiliates) may pay us more than others.  In 2012, the percentages ranged from 0.05% to 0.35%, and the dollar amounts received ranged from $0.0 to $66,299.89 per adviser/affiliate (this includes payments for services rendered in 2011 but not paid until 2012).  The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services.  The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a portfolio.  National Life may profit from these payments.  For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a 12b-1 plan.  The 12b-1 plan is described in more detail in each portfolio’s prospectus.  Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees and the capability and qualification of each investment firm.  Another factor we consider during the selection process is whether the portfolio’s adviser or subadviser is one of our affiliates or whether the portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The portfolios’ Investment Advisors Or Distributors.”  We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, subadvisers (see the portfolios’ prospectuses for more information).  As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates.  These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from portfolio assets.

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Conflicts of Interest.  The portfolios may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Separate Account and other separate accounts of National Life.  Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the underlying portfolios.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect Owners and Beneficiaries, including withdrawal of the Separate Account from participation in the underlying portfolio(s) involved in the conflict.

Addition, Deletion or Substitution of Investments.  Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary.  In doing so we would comply with all applicable laws, including approval of Owners, if so required.   These changes include, among others:

1)             making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

(i)                                     operating the Separate Account as a management company under the 1940 Act;

(ii)                                  deregistering the Separate Account under the 1940 Act if registration is no longer required;

(iii)                               combining or substituting separate accounts;

(iv)                              transferring the assets of the Separate Account to another separate account or to the General Account;

(v)                                 making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or

(vi)                              making other technical changes in the Policy to conform with any action described herein;

2)             if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such portfolio (the new portfolio may have higher fees and expenses than the one it replaced);

3)             eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4)             transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and

5)             modifying the provisions of the Policies to comply with applicable laws.

If the underlying portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the General Account) to which the Accumulated Value in that subaccount should be transferred.  If you do not name a new subaccount, then we will use the Money Market Subaccount.  If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC.  In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares.  Even though we are the legal owner of the portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials.  We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner.   You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio).  The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

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If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time.  This means that a small vote portfolio shares in our own right.  If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners.  If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Net Investment Return of the Separate Account.  The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York.  The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account for each of the last ten years, or since the inception of the subaccount if less than ten years, through December 31, 2012.

	Subaccount Effective Date	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Sentinel VPT
Balanced Fund	03/18/96	10.44%	3.13%	11.19%	20.38%	-24.64%	7.46%	10.49%	4.71%	6.48%	22.63%
Bond Fund	03/18/96	5.58%	6.09%	6.37%	10.09%	2.47%	6.09%	2.78%	1.00%	3.71%	4.91%
Common Stock Fund	03/13/96	14.07%	1.19%	14.77%	26.61%	-33.64%	9.22%	15.11%	6.69%	8.67%	30.26%
Mid Cap Fund	03/13/96	11.33%	2.70%	22.41%	29.43%	-46.54%	20.91%	4.66%	2.84%	11.33%	40.59%
Small Company Fund	03/13/96	10.44%	2.10%	22.64%	26.01%	-32.90%	7.63%	15.14%	7.24%	14.88%	38.20%

Alger American
Capital Appreciation Portfolio - Class O Shares	12/01/00	17.24%	-1.19%	13.01%	49.76%	-45.63%	32.34%	18.20%	13.43%	7.22%	33.52%
LargeCap Growth Portfolio - Class O Shares	03/13/96	8.88%	-1.23%	12.38%	46.26%	-46.64%	18.87%	4.21%	11.04%	4.55%	33.96%
SmallCap Growth Portfolio - Class O Shares	03/13/96	11.49%	-4.04%	24.18%	44.21%	-47.08%	16.19%	18.95%	15.84%	15.53%	41.08%

AllianceBernstein VPS
International Growth Fund - Class A shares	12/01/08	14.50%	-16.60%	11.89%	38.34%	16.27%	N/A	N/A	N/A	N/A	N/A
International Value Fund - Class A shares	12/01/08	13.51%	-19.97%	3.66%	33.48%	15.02%	N/A	N/A	N/A	N/A	N/A
Small/Mid Cap Value Fund - Class A shares	12/01/08	17.68%	-9.21%	25.78%	41.58%	21.33%	N/A	N/A	N/A	N/A	N/A
Value Fund - Class A shares	12/01/08	14.69%	-4.36%	10.82%	20.04%	13.55%	N/A	N/A	N/A	N/A	N/A

American Century VP
Income & Growth Fund	08/03/98	13.72%	2.19%	13.13%	17.04%	-35.17%	-0.96%	16.05%	3.70%	11.98%	28.20%
Inflation Protection Fund	05/01/04	6.58%	11.10%	4.46%	9.48%	-2.16%	8.72%	0.99%	0.92%	5.61%	N/A
International Fund	05/01/04	20.08%	-12.83%	12.28%	32.57%	-45.32%	17.00%	23.91%	12.25%	13.27%	N/A
Ultra® Fund	05/01/04	12.90%	0.17%	15.05%	33.28%	-42.01%	19.93%	-4.14%	1.26%	7.90%	N/A
Value Fund	08/03/98	13.55%	0.12%	12.41%	18.79%	-27.43%	-5.99%	17.60%	4.10%	13.31%	27.81%
Vista Fund	05/01/04	14.58%	-8.71%	22.78%	21.38%	-49.08%	38.52%	8.04%	7.17%	8.38%	N/A

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Dreyfus
VIF Appreciation Portfolio - Initial Shares	05/01/04	9.44%	8.04%	14.29%	21.47%	-30.18%	6.17%	15.44%	3.45%	3.49%	N/A
VIF Opportunistic Small Cap Portfolio — Initial Shares	05/01/04	19.48%	-14.61%	29.98%	24.91%	-38.15%	-11.86%	2.85%	4.86%	9.27%	N/A
VIF Quality Bond Portfolio - Initial Shares	05/01/04	6.04%	6.08%	7.41%	13.93%	-5.04%	2.61%	3.31%	1.57%	4.50%	N/A
Socially Responsible Growth Fund	12/01/00	10.97%	0.00%	13.79%	32.56%	-35.01%	6.82%	8.23%	2.69%	5.26%	24.88%

DWS Variable Series II
DWS Large Cap Value	05/01/04	8.46%	-0.79%	11.13%	23.82%	-46.64%	-3.06%	17.16%	6.56%	12.70%	N/A
DWS Small Mid Cap Value VIP	05/01/04	12.37%	-7.17%	21.57%	28.13%	-34.27%	1.75%	23.48%	8.80%	19.66%	N/A
Small Cap Index VIP	12/01/08	15.21%	-5.27%	25.27%	25.44%	19.94%	N/A	N/A	N/A	N/A	N/A

Fidelity® VIP
Contrafund® Portfolio - Initial Class	05/01/97	15.37%	-3.39%	16.17%	34.50%	-43.03%	16.54%	10.72%	15.90%	14.44%	27.32%
Equity-Income Portfolio - Initial Class	03/13/96	16.26%	0.07%	14.12%	29.05%	-43.17%	0.62%	19.12%	4.92%	10.53%	29.17%
Growth Portfolio - Initial Class	03/13/96	13.66%	-0.69%	23.07%	27.14%	-47.64%	25.83%	5.90%	4.86%	2.45%	31.66%
High Income Portfolio - Initial Class	03/13/96	13.20%	3.11%	12.81%	42.67%	-25.66%	1.86%	10.25%	1.79%	8.61%	26.13%
Index 500 Portfolio - Initial Class	05/01/97	14.88%	1.13%	14.00%	25.48%	-37.56%	4.49%	14.70%	3.89%	9.63%	27.26%
Investment Grade Bond Portfolio - Initial Class	12/01/00	4.95%	6.38%	6.84%	14.69%	-4.11%	3.41%	3.42%	1.28%	3.52%	4.27%
Mid Cap Portfolio - Initial Class	05/01/04	13.80%	-11.41%	27.69%	38.84%	-39.99%	14.59%	11.70%	17.25%	23.05%	N/A
Money Market	05/01/11	-0.86%	-0.88%	-0.89%	-0.89%	0.98%	3.84%	3.78%	1.93%	0.05%	-0.15%
Overseas Portfolio - Initial Class	03/13/96	19.66%	-17.90%	12.11%	25.40%	-44.31%	16.26%	17.03%	17.99%	12.62%	42.09%
Value Strategies Portfolio - Initial Class	12/01/08	26.14%	-9.62%	25.51%	56.18%	20.96%	N/A	N/A	N/A	N/A	N/A

Franklin Templeton
Foreign Securities Fund - Class 2 shares	05/01/04	17.17%	-11.43%	7.44%	35.82%	-40.91%	14.42%	20.36%	9.19%	15.74%	N/A
Global Real Estate Fund - Class 2 shares	05/01/04	26.27%	-6.49%	19.89%	18.02%	-42.91%	-21.57%	19.51%	12.47%	36.26%	N/A
Mutual Global Discovery Securities Fund —Class 1 shares	12/01/08	12.62%	-3.60%	11.24%	22.53%	3.92%	N/A	N/A	N/A	N/A	N/A

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Mutual Shares Securities Fund - Class 2 shares	05/01/04	13.22%	-1.92%	10.20%	24.92%	-37.67%	2.55%	17.33%	9.57%	10.04%	N/A
Small Cap Value Securities Fund - Class 2 shares	05/01/04	17.33%	-4.62%	27.08%	28.00%	-33.62%	-3.26%	15.94%	7.80%	20.44%	N/A
Small-Mid Cap Growth Securities Fund —Class 2 shares	05/01/04	9.86%	-5.68%	26.49%	42.29%	-43.01%	10.24%	7.73%	3.85%	9.86%	N/A
US Government Fund - Class 1 shares	12/01/08	1.20%	5.01%	4.61%	2.42%	1.62%	N/A	N/A	N/A	N/A	N/A

Invesco V.I.
Capital Development Fund - Series I Shares	12/01/00	13.64%	-8.73%	22.72%	41.17%	-48.54%	11.18%	15.08%	9.74%	12.33%	36.59%
Global Health Care Fund - Series I Shares	12/01/00	19.81%	3.02%	4.35%	26.54%	-29.26%	10.85%	4.30%	7.19%	6.61%	26.64%
Technology Fund - Series I Shares	12/01/00	10.28%	-5.90%	20.22%	55.99%	-45.00%	6.74%	9.50%	1.27%	3.70%	44.00%

JP Morgan Insurance Trust
International Equity Portfolio - Class 1 Shares	08/03/98	19.98%	-12.24%	6.20%	33.71%	-41.88%	8.35%	20.95%	9.71%	17.31%	31.26%
Small Cap Core Portfolio - Class 1 Shares	08/03/98	18.65%	-5.62%	25.99%	21.48%	-32.59%	-6.52%	13.98%	2.50%	26.03%	34.77%

Neuberger Berman AMT
Mid-Cap Growth Portfolio - I Class	05/01/04	11.41%	-0.42%	27.95%	30.42%	-43.88%	21.43%	13.67%	12.73%	15.54%	N/A
Large Cap Value - I Class	08/03/98	15.55%	-12.15%	14.63%	54.68%	-52.82%	8.36%	11.24%	17.00%	17.91%	33.88%
Short Duration Bond Portfolio - I Class	05/01/04	3.67%	-0.60%	4.35%	12.32%	-14.20%	3.83%	3.27%	0.54%	0.02%	N/A
Small-Cap Growth Portfolio S Class Shares	05/01/04	7.85%	-1.94%	18.54%	21.66%	-40.02%	-0.39%	4.32%	1.98%	9.79%	N/A
Socially Responsive Portfolio - I Class	12/01/08	9.98%	-3.94%	21.76%	30.25%	10.91%	N/A	N/A	N/A	N/A	N/A

Oppenheimer
Capital Income/VA - Service shares	12/01/08	11.10%	-0.51%	11.67%	20.51%	9.03%	N/A	N/A	N/A	N/A	N/A
Main Street Small Cap/VA - Service shares	12/01/08	16.62%	-3.25%	21.96%	35.66%	21.20%	N/A	N/A	N/A	N/A	N/A

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Global Strategic Income/VA - Service shares	12/01/08	12.14%	-0.25%	13.75%	17.35%	5.48%	N/A	N/A	N/A	N/A	N/A

T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	05/01/04	16.85%	0.46%	14.97%	40.53%	-43.16%	11.48%	8.36%	4.70%	8.22%	N/A
Equity Income Portfolio - Class II shares	05/01/04	15.87%	-1.90%	13.72%	24.13%	-36.84%	2.11%	17.59%	2.77%	12.48%	N/A
Health Sciences Portfolio - Class II shares	05/01/04	29.83%	9.40%	14.28%	30.18%	-29.81%	16.66%	7.47%	12.14%	3.95%	N/A
Personal Strategy Balanced Portfolio — Class I shares	12/01/08	14.11%	-1.21%	12.70%	30.94%	9.23%	N/A	N/A	N/A	N/A	N/A

Van Eck VIP Trust
Emerging Markets - Initial Class	12/01/08	28.64%	-26.40%	25.71%	111.28%	12.35%	N/A	N/A	N/A	N/A	N/A
Unconstrained Emerging Markets Bond — Initial Class	12/01/08	4.60%	7.18%	5.25%	5.04%	6.59%	N/A	N/A	N/A	N/A	N/A
Global Hard Assets - Initial Class	12/01/08	2.46%	-17.19%	28.08%	56.13%	12.13%	N/A	N/A	N/A	N/A	N/A

Wells Fargo Advantage VT
Discovery Fund	08/03/98	16.68%	-0.47%	34.33%	39.05%	-44.86%	21.23%	13.62%	8.63%	18.09%	33.02%
Opportunity Fund	08/03/98	14.49%	-6.36%	22.65%	46.42%	-40.63%	5.68%	11.22%	6.93%	17.16%	35.79%

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the portfolios and the Mortality and Expense Risk Charge.   The returns do not reflect the cost of insurance charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

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THE POLICY

We describe our basic Policy below.  There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy.  Please consult your Policy for its specific terms.  We no longer sell the Policy.

Ownership and Beneficiary Rights.  The Policy belongs to the Owner named in the application.  The Owner is the Insured unless a different Owner is named in the application or thereafter changed.  While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us.  If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.  The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.  The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy.  Changing the Owner and assigning the Policy may have tax consequences.

Specialized Uses of the Policy.  Because the Policy provides for an accumulation of cash value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes.  Purchasing the Policy in part for such purposes entails certain risks.  See “Summary of the Principal Risks of Purchasing a Policy.”  The Policy is designed to provide benefits on a long-term basis.  Using a Policy for a specialized purpose may have tax consequences.  See “Federal Income Tax Considerations.”

For Policies that are intended to be used in multiple employer welfare benefit plans established under § 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized.  The courts and the Internal Revenue Service (“IRS”) have raised questions about certain of these arrangements under existing law, and the IRS has issued regulations under section 419A(f)(6).  In addition, the IRS requires that plans substantially similar to those plans listed as abusive tax shelters pursuant to section 6011 must be disclosed to the IRS.  We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called “section 419 plans.”  We recommend that you seek independent advice on tax consequences.  In the case of Policies owned by these section 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.

Also, this Policy may be used with certain tax-qualified retirement plans.  The Policy includes attributes such as tax deferral on accumulated earnings.  Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan.  Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit and other non-tax related benefits.  In addition, life insurance in retirement plans may be subject to various requirements that are beyond the scope of this prospectus.  Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

Premiums

Minimum Initial Premium.  No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

Amount and Timing of Premiums.  Each premium payment must be at least $50.  You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments.  You may request us to send a premium reminder notice at the specified interval.  You may change the Planned Periodic Premium frequency and amount.  Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.”  We may allow, in certain situations, Automatic Payment Plan payments of less than $50.  We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule.  You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section).  Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force.  Instead, the Duration of the Policy depends upon the Policy’s Cash Surrender Value.  Thus, even if you pay the Planned

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Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the guaranteed death benefit rider, in either case as long as you have paid the Minimum Guarantee Premium, or you have purchased the No Lapse Guaranty Rider, as long as you have paid the cumulative monthly guarantee premium into the General Account, or you have elected, have met the exercise conditions and have exercised the overloan protection rider).

Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment.  You may not make premium payments after the Insured reaches Attained Age 99.  However, we permit loan repayments after Attained Age 99.

Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, higher premium payments will generally result in a lower Net Amount at Risk.  This will produce lower cost of insurance charges against the Policy.  Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk.  However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher and lower if premium payments are lower.

Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges.  Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

Premium Limitations.  The Internal Revenue Code of 1986 (the “Code”) provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits.  In no event can the total of all premiums paid under a Policy exceed these limits.  If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy.  We will promptly refund the excess to you.  In cases of premiums paid by check, we will wait until your check has cleared.  If you have an outstanding loan, we may instead apply the payment as a loan repayment.  Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy’s Unadjusted Death Benefit over (b) the Policy’s Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time.  As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations.  To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See “Federal Income Tax Considerations,” below).

Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

If mandated under applicable law, we may be required to reject a premium payment.

Allocation of Net Premiums.  The Net Premium equals the premium paid less the Premium Tax Charge.  In your application for the Policy, you will indicate how Net Premiums should be allocated among the subaccounts of the Separate Account and/or the General Account.  You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocations must be in good order.  If you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue.  You must make allocations in whole number percentages of at least 1%, and the sum of the allocation percentages must be 100%.  We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect.  Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent’s selling firm.

The values of the subaccounts will vary with their investment experience.  You bear the entire investment risk.  Please note that during extended periods of low interest rates, the yield on the Money Market Subaccount may become

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extremely low, and possibly even negative.  You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value.  All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Accumulated Value between and among the subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See “Telephone Transaction Privilege,” below).  Transfers between and among the subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received, in good order, at the Home Office.  Please remember that a Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.  We must receive your transfer request before the closing time for a transfer to be made on that Valuation Day.   In general, you may, transfer all or part of the amount in one of the subaccounts of the Separate Account to another subaccount and/or to the General Account.  For transfers from the General Account to the Separate Account, see “The General Account,” above.

Currently an unlimited number of transfers are permitted without charge.  We have no current intent to impose a transfer charge in the foreseeable future.  However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer (twelfth transfer for Policies issued in New York) during any one Policy Year.  We may do this if the expense of administering transfers becomes burdensome.  All transfers requested during one Valuation Period are treated as one transfer transaction.  If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five (or, for Policies issued in New York, 12) free transfers in any Policy Year:

•                  transfers resulting from Policy loans,

•                  transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features, and

•                  transfers resulting from the exercise of the transfer rights described under “Other Transfer Rights”, below.

Under present law, transfers are not taxable transactions.

Transactions will not be processed on days that the New York Stock Exchange is customarily closed for trading.   In 2013 and 2014, these days are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.  Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, or if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone.  We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners.  You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine.  If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.  We may be liable for any such losses if we do not follow these reasonable procedures.  The procedures to be followed for telephone transfers will include one or more of the following:

•                  requiring some form of personal identification prior to acting on instructions received by telephone,

•                  providing written confirmation of the transaction, and

•                  making a tape recording of the instructions given by telephone.

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You should protect any form of personal identification used to access your account, as we may not be ale to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transactions may not always be available.  Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request by mail.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us to our Home Office, at a designated fax number.  Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available.  Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail to our Home Office, on your behalf, if you have provided the agent the appropriate authority.  Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available.  Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of the request.  If your agent experiences problems, you should make your request by mail.

Disruptive Trading

Policy.  The Policies are intended for long-term investment by Owners.  They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers.  Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the General Account can cause risks with adverse effects for other Owners (and beneficiaries and portfolios).  These risks include:

•              the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;

•              an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and

•              increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading.  Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection.  We employ various means to attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring, we may not be able to detect or stop all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolios, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence.  Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future.  We also will mark the Policy on our administrative system so that the system will have to be overridden

33

by the staff to process any transfers.  We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers).  We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios.  We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers.  Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period.  Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection.  Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf.  We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies.  The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the portfolios describe any such policies and procedures.  The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.  You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers.  Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio.  If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders.  Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants.  The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected portfolios.  In addition, if a portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the

34

subaccount and the portfolio could be adversely affected, including by (1) requiring the portfolio to maintain larger amounts of cash or cash-type securities than the portfolio’s manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Other Transfer Rights

Transfer Right for Change in Investment Policy.  If the investment policy of a subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that subaccount to another subaccount or to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address.  National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

AVAILABLE AUTOMATED PORTFOLIO MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated fund management features.  Only one of these features may be active for any single Policy at any time.  We are not legally obligated to continue to offer these features.  Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

Dollar Cost Averaging.  This feature permits you to automatically transfer funds from the Money Market subaccount to any other subaccounts on a monthly basis.  You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions.  You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us (in good order) at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form (in good order) to our Home Office.

Portfolio Rebalancing.  This feature permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.  You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it (in good order) to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us (in good order) at our Home Office.  In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue.

ACCUMULATED VALUE

The Accumulated Value is the total amount of value held under the Policy at any time.  It is equal to the sum of the Policy’s values in the Separate Account and the General Account.  The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value.  There is no guaranteed minimum for the portion of the Accumulated Value in any of the subaccounts of the Separate Account.  Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

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•             the Net Premiums paid,

•             the investment performance of the portfolios you have chosen,

•             the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account,

•             any transfers,

•             any Withdrawals,

•             any loans,

•             any loan repayments,

•             any loan interest charged, and

•             charges assessed on the Policy.

Determination of Number of Units for the Separate Account.  Amounts allocated, transferred or added to a subaccount of the Separate Account under a Policy are used to purchase units of that subaccount; units are redeemed when amounts are deducted, transferred or withdrawn.  The number of units a Policy has in a subaccount equals the number of units purchased minus the number of units redeemed up to such time.  For each subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value.  The unit value of a subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that subaccount on that Valuation Day.

Net Investment Factor.  Each subaccount of the Separate Account has its own Net Investment Factor.  The Net Investment Factor measures the daily investment performance of the subaccount.  The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio.

The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See “Charges and Deductions - Mortality and Expense Risk Charge,” below.)

Calculation of Accumulated Value.  The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day.  On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue.  On each Valuation Day after the Date of Issue, the Accumulated Value will be:

1)             The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each subaccount of the Separate Account by such subaccount’s unit value on that date; plus

2)             The value attributable to the Policy in the General Account (See “The General Account,” above).

DEATH BENEFIT

General.  As long as the Policy remains in force, we will pay the Death Benefit of the Policy to the named Beneficiary—after receipt in good order at our Home Office of due proof of the Insured’s death (and fulfillment of certain other requirements)— unless the claim is contestable in accordance with the terms of the Policy.  You may choose to have the proceeds paid in cash or under one of the available settlement options.  (See “Payment of Policy Benefits,” below.)  The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.  Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

If you or your Beneficiary does not select a settlement option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will provide your Beneficiary with a “draftbook” within seven days to access those funds (by writing a “draft” for all or a portion of the Death Benefit proceeds).  Your Beneficiary will receive interest on the proceeds deposited in that account.  See”Payment of Policy Benefits,” below.

Death Benefit Options.  The Policy provides two Death Benefit options: Option A and Option B. You select the Death Benefit option in the application and may change it as described in “Change in Death Benefit Option,” below.

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Option A.  The Unadjusted Death Benefit is equal to the greater of:

(a)         the Face Amount of the Policy, and

(b)         the Accumulated Value multiplied by the specified percentage shown in the table below:

Attained Age	Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75 and over	105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

Illustration of Option A — For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000.  The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%.  Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 ($200,000 ÷2.50) the Unadjusted Death Benefit will exceed the Face Amount.  Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50.  Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000).  Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Option B.  The Unadjusted Death Benefit is equal to the greater of:

(a)         the Face Amount of the Policy plus the Accumulated Value, and

(b)         the Accumulated Value multiplied by the specified percentage shown in the table above.

Illustration of Option B — For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value.  Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000).  Because the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value.  ($133,333 is calculated by solving for the Accumulated Value (“X”) in the equation $200,000 plus X = 2.50 multiplied by X.)  As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value.  Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50.  An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000).  Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

At Attained Age 99, Option B automatically becomes Option A, unless the Policy matures at that time.

Which Death Benefit Option to Choose.  If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the

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amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

Change in Death Benefit Option.  After the first Policy Year, you may change the Death Benefit option in effect by sending us a written request.  There is no charge to change the Death Benefit option.  The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request in good order at our Home Office.  Only one change in Death Benefit option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk.  In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value.  In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value.  The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged.  However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made.  In determining whether a change is appropriate for you, the considerations described in “Which Death Benefit Option to Choose” above will apply.

If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

A change in the Death Benefit option may have Federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below)

How the Death Benefit May Vary.  The amount of the Death Benefit may vary with the Accumulated Value.  The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy.  The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

Optional Additional Protection Benefit Rider.  As discussed in more detail under “Optional Benefits,” below, we offer an additional protection benefit rider.  This rider provides a Death Benefit upon the death of the Insured that supplements the Death Benefit under the base Policy.  Under this rider, the definition of the Unadjusted Death Benefit described above will be modified.

Under Option A the Unadjusted Death Benefit will equal the greater of:

(a)         Face Amount of the base Policy plus the additional protection benefit amount; and

(b)         The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

(a)         Face Amount of the base Policy plus the additional protection benefit amount described in the rider plus the Accumulated Value; and

(b)         The Accumulated Value multiplied by the specified percentages.

The Death Benefit under the additional protection benefit rider may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements.  It is possible that the amount of the Death Benefit under the Additional Protection Death Benefit Rider may be zero if your base Policy Death Benefit increases enough.

Ability to Adjust Face Amount

You may, at any time after the first Policy Year, increase or decrease the Policy’s Face Amount by submitting a written application to us in good order at our Home Office.  There are some limits on your ability to effect increases or decreases, which are discussed below.  The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request.  The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request in good form.  Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1.  An increase or decrease in Face Amount may have federal tax consequences.

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Consult a tax advisor before increasing or decreasing the Face Amount.  The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

Increase.  A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2,000).  You may not increase the Face Amount after the Insured’s Attained Age 85.  To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured’s insurability.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due.  If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk.  This will normally increase the monthly cost of insurance charges.  In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage.  An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See “Cost of Insurance Charge,” below).

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase.  This additional Surrender Charge is based on the Face Amount of the increase only.  We describe this additional Surrender Charge in detail in the “Surrender Charge” section, below.

Decrease.  The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the 12 months immediately preceding our receipt of your request for the decrease.  The Face Amount after any decrease may not be less than the Minimum Face Amount, which is currently $50,000.  If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)         first, the increase in Face Amount provided by the most recent increase;

(b)         then, the next most recent increases, in inverse chronological order; and

(c)          finally, the Initial Face Amount.

Payment of Policy Benefits

You may decide the form in which we pay Death Benefit proceeds.  During the Insured’s lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a settlement option.  These choices are also available upon surrender of the Policy for its Cash Surrender Value.  If you do not make an election, payment will be made in a lump sum.  The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a settlement option.  If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the draftbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.  If paid under a settlement option, we will apply the Death Benefit to the settlement option within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit (that interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law) from the date of death until interest begins to accrue on the account accessed by the draftbook referred to below.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will provide you or your Beneficiary with a “draftbook” to access those funds from the special account (by writing a “draft” for all or a portion of the Death Benefit proceeds).  We fund the “draft” writing privileges.  The interest bearing special account is not a bank account and is subject to the claims of our creditors.  We may profit from amounts left in the interest bearing special account.  Further, the interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency.  We will send the payee the “draftbook” within seven days of when we placed the proceeds into the special account, and the payee will

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receive any interest on the proceeds placed in that account.  There is no guaranteed interest rate credited to the proceeds placed into the special account.  However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum.  None of these options vary with the investment performance of the Separate Account.  More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, and by referring to the SAI.  Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full.  This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

PAYMENT OF PROCEEDS

We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment on the Valuation Day we receive at our Home Office all required documents in good order.  Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction.  To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.  However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

(1)         the disposal or valuation of a subaccount’s assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or

(2)         except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

In addition, if, pursuant to SEC rules, the Fidelity Variable Insurance Fund V Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Money Market Subaccount until the Fund is liquidated.

We also may defer the determination or payment of amounts from the General Account for up to six months.  For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 — Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

Transactions will not be processed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day and Christmas Day.  Please remember that we must receive a transaction request (in good order) at our Home Office before the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time, to process the transaction on that Valuation Day.  If we receive a transaction request after 4:00 p.m. Eastern Time, we will process the transaction request on the next Valuation Day.

If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.  We may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

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POLICY LOANS

General.  You may at any time borrow money from us using the Policy as the only security for the loan.  The maximum amount you may borrow is the Policy’s Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date.  You may repay all or a portion of a loan and accrued interest at any time, while the Insured is alive.  To take a loan, you should send a written request (in good order) to our Home Office.  If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000.  We will normally pay loan proceeds within seven days of a valid loan request.

Interest Rate Charged.  We charge interest on Policy loans at the fixed rate of 6% per year.  We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year.  When this interest is added to the loan balance, it bears interest at the same rate.

Allocation of Loans and Collateral.  When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan.  You may specify how you would like the Accumulated Value to be taken from the subaccounts of the Separate Account to serve as Collateral.  If you do not so specify, we will allocate the Policy loan to the subaccounts in proportion to the Accumulated Value in the subaccounts.  If the Accumulated Value in one or more of the subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you.  Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.

The Collateral for a Policy loan will initially be the loan amount.  Loan interest will be added to the Policy loan.  We will take additional Collateral for the loan interest pro rata from the subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account.  At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral.  As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law.  The rate will apply to the calendar year which follows the date of determination.

Preferred Policy Loans.  We make preferred Policy loans available at the beginning of the eleventh Policy Year.  The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%.  All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans.  Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans.  If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan.  We are not obligated to make preferred loans available, and will make such loans available at our sole discretion.  Except for Policies issued in New York, we may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans.  Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

Enhancement on Non-preferred Policy Loans Beginning in Policy Year 11.  In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years.  This enhancement is not guaranteed, however, except for Policies issued in New York.  This enhancement will only be credited to Collateral for non-preferred Policy loans.  Upon prior notice to Owners, we may, in our sole discretion, decide not to credit the enhancement.

Effect of Policy Loan.  Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy.  The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable.  It will depend on whether the investment performance of the subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account.  Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-loaned Accumulated Value in the General Account.  The longer a loan is outstanding, the greater the effect a Policy loan is likely to have.  The Death Benefit will be reduced by the amount of any outstanding Policy loan.

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Loan Repayments.  We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment.  In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

Lapse With Loans Outstanding.  The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value.  Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse.  (See “Risk of Lapse,” above and “ Lapse and Reinstatement,” below.)  In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

IRC § 1035 Exchanges of Policies with Existing Policy Loans.  We will accept transfers of existing policy loans on Policies that qualify as § 1035 exchanges.  The loan will be limited to 50% of the Accumulation Value of the transfer.  The Accumulation Value held as Collateral for the loan will be placed in the General Account.

Tax Considerations.  Any loans taken from a “Modified Endowment Contract” will be treated as a taxable distribution.  In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See “Federal Tax Considerations — Tax Treatment of Policy Benefits - Distributions Other Than Death Benefits from Modified Endowment Contracts,” below.)  The tax consequences of a Preferred Loan from a Policy that is not a Modified Endowment Contract are uncertain.  You should consult a tax adviser before taking out a Policy loan.

SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured.  The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge.  We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy.  You may not request a surrender over the telephone.  If you request a surrender by facsimile, you need to include with your request a copy of your Policy.  Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us.  We will ordinarily mail surrender proceeds to you within seven days of when we receive your request in good order.  However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below).

You may also withdraw a portion of your Policy’s Cash Surrender Value at any time before the death of the Insured after the first Policy Anniversary, by writing us at our Home Office. If permitted under your employee benefit plans, you may make a withdrawal at any time after the first Policy Anniversary.  The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100.  The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date.  A Withdrawal charge may be deducted from the amount of the Withdrawal.  For a discussion of the Withdrawal charge, see “Charges and Deductions - Withdrawal Charge”, below.

You may specify how you would like us to take a Withdrawal from the subaccounts of the Separate Account.  If you do not so specify, we will take the Withdrawal from the subaccounts in proportion to the Accumulated Value in each subaccount.  If the Accumulated Value in one or more subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you.  You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See “Death Benefit Options,” above.)

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Option A.  The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness.  The applicable percentage is 250% for an Insured with an Attained Age under 40.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000.  Assume that you take a Withdrawal of $10,000. The amount we pay you will be $10,000.  The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal.  The Face Amount divided by the applicable percentage is $120,000 ($300,000 ÷ 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000).  The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal.  Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000 ($300,000 - $10,000).

If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced.  The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50).  Assume that you take a Withdrawal of $10,000.  The amount we pay to you will be $10,000.  The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000).  The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the Withdrawal.  Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

Option B.  The Face Amount will never be decreased by a Withdrawal.  A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000).  Assume you take a Withdrawal of $20,000.  The amount we pay to you will be $20,000.  The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000).  The Face Amount is unchanged.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5).  Assume you take a Withdrawal of $60,000.  The amount we pay to you will be $60,000.  The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000.  The Face Amount is unchanged.

Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

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Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See “Cost of Insurance Charge,” above.)  Because a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse.  (See “Lapse and Reinstatement,” below.)  A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy.  Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

You may request a Withdrawal only by sending a signed written request (in good order) to our Home Office; requests for partial Withdrawals, however, may also be made to our Home Office by facsimile.  You may not request a Withdrawal over the telephone.  We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have Federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the “incidental insurance” rules are paid.  In the event that a Withdrawal is necessary to bring a Policy into compliance with the “incidental insurance” rules, we will waive the Withdrawal Charge in connection with such Withdrawal.  However, such Owners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. The failure to make a premium payment will not itself cause a Policy to lapse.  When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value.  However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium.

In addition, an optional guaranteed death benefit rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date.  If you purchase the guaranteed death benefit rider, your Minimum Guarantee Premium will be higher than if you do not purchase the guaranteed death benefit rider.  (See “Optional Benefits,” below).

Another way of protecting the Policy against the possibility of lapse is to purchase the no-lapse guarantee rider, which will guarantee that the Policy will not lapse if you have paid the cumulative monthly guarantee premium into the General Account.  The Monthly Guarantee Premium under the no-lapse guarantee rider will be higher than the Minimum Guarantee Premium that would apply to the first five years of a Policy that does not include this rider.  You could also elect the overloan protection rider, which will, subject to certain conditions, prevent the lapse of the Policy if properly exercised.  (See “Optional Benefits” below).

The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice.  The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period.  To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.  Our notice will specify the payment required to keep the Policy in force.  Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

Reinstatement.  A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period.  To do so, you must submit evidence of the Insured’s insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement.  The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved.  Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy.  The Policy will be reinstated with the same Date of Issue as it had prior to the lapse.  None of the five year no lapse guarantee, the guaranteed death benefit rider or the no-lapse guarantee rider may be reinstated.

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CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value.  Certain of the charges depend on a number of variables.  The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy.  We intend to profit from these charges.

Services and benefits we provide include:

•                  the death benefits, cash and loan benefits provided by the Policy;

•                  the funding choices, including net premium allocations, dollar-cost averaging programs and automatic asset rebalancing programs;

•                  the administration of various elective options under the Policy (including any riders); and

•                  the distribution of various reports to Owners.

Costs and Expenses we incur include:

•                  those associated with underwriting applications and changes in Face Amount and any riders;

•                  various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);

•                  sales and marketing expenses;

•                  other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

•                  insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and

•                  the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

Premium Tax Charge

We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax.  This amount may be greater than the premium tax assessed in your state.  State premium taxes currently range from 0 to 3.5%.  For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%. For policies issued in North Carolina, the state premium tax is 1.90%; we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain “policy acquisition expenses” under Internal Revenue Code Section 848.  Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income.  The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

Surrender Charge

We impose a Surrender Charge, which consists of a deferred administrative charge and a deferred sales charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a Face Amount increase.

Deferred Administrative Charge.  The deferred administrative charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase.  After the first five Policy Years since issue or increase, it declines linearly by policy month through the end of Policy Year 15 following issue or increase, after which it is zero.  Charges per $1,000 of Face Amount for sample Issue Ages are shown below:

Sample	Charge per $1,000
Issue Age	of Face Amount
0 – 5	None
10	$0.50
15	$1.00
20	$1.50
25 – 85	$2.00

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For Issue Ages not shown, the charge will increase by a ratable portion for each full year.

Deferred Sales Charge.  The deferred sales charges are presented in Appendix B to this prospectus.  Appendix B expresses the deferred sales charge as a dollar amount per $1,000 of Initial Face Amount.  There will be a deferred sales charge associated with the Initial Face Amount as well as with each subsequent Face Amount increase.  Each such portion of the deferred sales charge will have a duration of fifteen Policy Years as measured from the issue date of the corresponding Face Amount.  Each portion of the deferred sales charge will be level for the first five Policy Years then decrease linearly by policy month until the end of the fifteenth Policy Year.

To illustrate the calculation of a Policy’s Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

Deferred Administrative Charge.  The deferred administrative charge for the first five Policy Years is $200.  This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)).  The deferred administrative charge reduces linearly by policy month in Policy Years 6 through 15.  Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the deferred administrative charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy Year) will be $158.68 ($200 - ($200 x (25/121)).  After completion of the 15th Policy Year, the deferred administrative charge is zero.  The schedule of deferred administrative charges in effect for the first fifteen Policy Years is shown in the Policy.

Deferred Sales Charge.  The deferred sales charge in effect for the first five Policy Years is $826.  This is calculated by applying the charge of $8.26 per $1,000 of Face Amount for Issue Age 45 found in Appendix B to the Face Amount of $100,000 ($8.26 × (100,000 ÷ 1,000)).  The deferred sales charge reduces linearly by month in Policy Years 6 through 15.  Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge.  For example, the deferred sales charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 — ($826 × (25/121))).  After the completion of the 15th Policy Year, the deferred sales charge is $0.  The schedule of deferred sales charges in effect for the first fifteen Policy Years is shown in the Policy.

Surrender Charges for Policies Issued Prior to December 1, 2000.  For policies issued before December 1, 2000 (or later date if not approved in your state by December 1, 2000), your Surrender Charge will differ from the Surrender Charges described above in two respects.

1)             Your deferred sales charge will be the lesser of the deferred sales charge described above and an amount equal to the sum of the following:

(i)	30% of the premiums actually received up to one Surrender Charge target premium, plus
(ii)	10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus
(iii)	9% of all the premiums paid in excess of twice this amount.

Appendix B to this prospectus contains the Surrender Charge target premiums per $1,000 of Initial Face Amount.

2)             There will be no deferred administrative charge or deferred sales charge with respect to increases in Face Amount.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date.  The Monthly Deduction consists of three components:

(a)         the cost of insurance charge;

(b)         the Monthly Administrative Charge; and

(c)          the cost of any additional benefits provided by rider.  The monthly charges will be specified in the applicable rider.

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Because portions of the Monthly Deduction (such as the cost of insurance charge) vary from policy month to policy month, the Monthly Deduction will also vary.  We will take the Monthly Deduction on a pro rata basis from the subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount.  If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the subaccounts of the Separate Account and the General Account.

Cost of Insurance Charge.  The cost of insurance charge is the primary charge for the death benefit provided by your Policy.  We calculate the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each policy month.  Because both the Net Amount at Risk and the variables that determine the cost of insurance rate—including, but not limited to, the age of the Insured and the Duration of the Policy—may vary, the cost of insurance charge will likely be different from month to month.  We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.

Net Amount at Risk.  The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value.  It measures the amount National Life would have to pay in excess of the Policy’s value if the Insured died.  The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%.  We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount.  In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount.  If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

Guaranteed Maximum Cost of Insurance Rates.  The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on factors including, but not limited to:

•                                          the Insured’s Attained Age,

•                                          the Insured’s sex,

•                                          the Insured’s Rate Class, and

•                                          the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

Current Cost of Insurance Rates and How They are Determined.   The actual cost of insurance rates used (“current rates”) will depend on factors including, but not limited to:

•                                          the Insured’s Issue Age,

•                                          the Insured’s sex,

•                                          the Insured’s Rate Class,

•                                          the Policy’s Duration,

•                                          the Policy’s size, and

•                                          the Date of Issue of the Policy.

Generally, the current cost of insurance rate for a given Attained Age will be higher during the first 10 Policy Years than in subsequent Policy Years, other factors being equal.  Cost of insurance rates in Policy Years 11 through 25, however, will generally be lower than after Policy Year 25, other factors being equal.  Cost of insurance rates for currently issued Policies may be lower than for Policies issued during specified past periods.  We periodically review the adequacy of our current cost of insurance rates and may adjust their level.  However, the current rates will never exceed guaranteed maximum cost of insurance rates.  Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, Sex, and Rate Class, and with Policies of the same Date of Issue, Duration and size.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount.  For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue.  For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase.  If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the

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amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

Death Benefit added through the use of the additional protection benefit rider can offer a cost savings over base Policy Death Benefit because the current cost of insurance rates for the rider are less than or equal to the current cost of insurance rates for the base Policy.  See the description of the rider under “Optional Benefits,” below.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy.  Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

Rate Class.  The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates.  We currently place Insureds into the following Rate Classes:

•                                          elite preferred nonsmoker,

•                                          preferred nonsmoker,

•                                          standard nonsmoker,

•                                          preferred smoker,

•                                          standard smoker,

•                                          juvenile, and

•                                          substandard.

Smoker and substandard classes reflect higher mortality risks.  In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower cost of insurance rate than an Insured in a substandard class with higher mortality risks.  Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

The nonsmoker designation is not available for Insureds under Attained Age 20.  Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class.  If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

Current cost of insurance rates will also vary by Policy size, in the following bands:

•                                          those with Face Amounts less than $250,000;

•                                          those with Face Amounts between $250,000 and $999,999, inclusive; and

•                                          those with Face Amounts of $1,000,000 and over.

Cost of insurance rates will be lower as the Policy size band is larger.

Monthly Administrative Charge.  We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction.  In Texas and New York, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

Optional Benefit Charges.  The Monthly Deduction will include charges for any additional benefits added to the Policy.  The monthly charges are specified in the applicable rider and are set forth in the “Fee Table” section above.  The available riders are listed under “Optional Benefits”.  We discuss the charges for certain of the riders below.

•                 The charge for the additional protection benefit rider equals the additional protection benefit amount added by the rider multiplied by a cost of insurance rate for the Insured.

•                  The charge for the guaranteed death benefit rider equals $0.01 per thousand of Face Amount.

•                  The charge for the no-lapse guarantee rider equals $0.05 per thousand of Face Amount.

•                  The charge for the accelerated care rider includes an amount per $1,000 of Net Amount at Risk and an amount per dollar of Monthly Deduction.

Separate Account Enhancement.  We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account.  This enhancement is not guaranteed (except in New York and Texas), however.  It will only be continued if our mortality and expense

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experience with the Policies justifies it.  We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the enhancement.

Mortality and Expense Risk Charge

We deduct a daily Mortality and Expense Risk Charge from the Separate Account to compensate us for the mortality and expense risks we incur under the Policy at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each subaccount of the Separate Account.

Withdrawal Charge

Although we do not currently assess such a charge, we may assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. If assessed, we will deduct this Withdrawal Charge from the Withdrawal amount.  The Withdrawal charge is intended to reimburse us for administrative costs associated with processing a Withdrawal.

Transfer Charge

Currently, unlimited transfers are permitted among the subaccounts, or from the Separate Account to the General Account.  Transfers from the General Account to the Separate Account are permitted within the limits described in “The General Account”, below.  Currently there is no charge for any transfers.  We have no present intention to impose a transfer charge in the foreseeable future.  However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers (12 transfers for Policies issued in New York) in any Policy Year.  We may do this if the expense of administering transfers becomes burdensome.

If we impose a transfer charge in the future, we will deduct it from the amount being transferred.  We would treat all transfers requested on the same Valuation Date as one transfer transaction.  Any future transfer charge will not apply to transfers resulting from:

•                                          Policy loans,

•                                          the exercise of the transfer rights described under “Other Transfer Rights”, above

•                                          the initial reallocation of account values from the Money Market Subaccount to other subaccounts and

•                                          any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five or 12 free transfers in any Policy Year.

Projection Report Charge

We may impose a charge (not to exceed $25 for Policies issued in New York) for each projection report you request.  This report will project future values and future Death Benefits for the Policy.  We will notify you in advance of the amount of the charge.  You may elect to pay the charge in advance.  If not paid in advance, we will deduct this charge from the subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

Other Charges

The Separate Account purchases shares of the portfolios at net asset value.  The net asset value of those shares reflect management fees and expenses already deducted from the assets of the portfolios.  Historical expense ratio information for the portfolios is presented in the “Fee Tables” section, above.  More detailed information is contained in the portfolios’ prospectuses.

We sell the Policies through registered representatives of broker-dealers.  These registered representatives are also appointed and licensed as our insurance agents.  We pay commissions to the broker-dealers for selling the Policies.  You do not directly pay these commissions.  We do.  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

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OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional riders.  Election of any of these riders involves an additional cost.  The riders are subject to the restrictions and limitations set forth in the applicable Policy riders.  The following riders are available under the Policy.

•                                          Additional Protection Benefit Rider

•                                          Guaranteed Death Benefit Rider

•                                          No-Lapse Guarantee Rider

•                                          Waiver of Monthly Deductions Rider

•                                          Accidental Death Benefit Rider

•                                          Guaranteed Insurability Option Rider

•                                          Rider for Disability Benefit — Payment of Mission Costs

•                                          Accelerated Care Rider

•                                          Chronic Care Protection Rider

•                                          Accelerated Benefit Rider

•                                          Overloan Protection Rider

Any one of these riders may not be available in your states and the terms of the rider may vary by state.  We describe certain of the riders below.  More information about the riders is available from your agent and in the Statement of Additional Information.

Additional Protection Benefit

If this rider has been approved in your state, the additional protection benefit rider may be used to provide a Death Benefit in addition to the Death Benefit provided on the Insured by the base Policy.

We will issue this rider for Insureds from ages 0 to 85.  This rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability. The additional protection benefit amount must be at least $25,000 (at least $5,000 for employee benefit plans), and cannot exceed three times the coverage of the base Policy (one times the coverage of the base Policy where you have elected the guaranteed death benefit rider).

As discussed under the “Death Benefit,” above, the base Policy’s Death Benefit will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect at the time of death, increased by any additional benefits, and decreased by any outstanding Policy loan (including accrued interest) and any unpaid Monthly Deductions.  The additional protection benefit modifies the Unadjusted Death Benefit under your base Policy so that:

Under Option A the Unadjusted Death Benefit will equal the greater of:

(a)         Face Amount of the base Policy plus the additional protection benefit amount; and

(b)         The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

(a)         Face Amount of the base Policy plus the additional protection benefit amount plus the Accumulated Value; and

(b)         The Accumulated Value multiplied by the specified percentages.

Decreases in coverage apply to coverage segments based on effective date in reverse chronological order.  With respect to base coverage and additional protection benefit coverage with the same effective date, decreases will be performed against the additional protection benefit amount first.

Adding Death Benefit coverage to the Policy through the use of the additional protection benefit rider can offer a cost savings over adding coverage to the base Policy.  Specifically, there is no Surrender Charge associated with this rider and the current cost of insurance rates associated with this rider are less than or equal to the current cost of insurance rates for the base Policy.  However, except where a particular state has not yet approved National Life’s most current form of the rider, the Death Benefit coverage provided by the additional protection benefit rider may lapse during the first five Policy Years if on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, even if you have paid the Minimum Guarantee Premium and even if you have elected the guaranteed death benefit rider.  In contrast, the coverage provided by the base Policy is guaranteed not to lapse during the first five Policy Years as long as you pay the Minimum Guarantee Premium.  Furthermore, if the coverage provided by the rider lapses, it may not be reinstated, unlike the base coverage, unless required by a particular

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state’s law.  The guaranteed cost of insurance rates associated with this rider are equal to the guaranteed cost of insurance rates for the base Policy.

There is no cash or loan value under the additional protection benefit, and the Additional Protection Death Benefit may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements.  It is possible that the amount of the Additional Protection Death Benefit may be zero if your base Policy Death Benefit increases enough.

The rider will not terminate if the Additional Protection Death Benefit becomes zero.  The rider is not available if a no-lapse guarantee rider applies to the Policy.

Guaranteed Death Benefit

If you choose this rider, we will guarantee that the Policy will not lapse prior to the Insured’s Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy’s investment performance.  To keep this rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue.  The Minimum Guarantee Premium for Policies with the guaranteed death benefit rider will be higher than for those without the guaranteed death benefit rider, all other things being equal.  We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the rider in force.  The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid.  The rider will be cancelled if a sufficient premium is not paid during that 61-day period.  If cancelled, the rider cannot be reinstated.

No-Lapse Guarantee

If you elect the no-lapse guarantee rider, we will guarantee that the Policy will not lapse as long as you meet the conditions of the rider.  The no-lapse guarantee ensures that the Death Benefit will be payable as long as the rider is in force.

Availability.  This rider is available only at issue, for Issue Ages 0-85.  This rider is not available with the guaranteed death benefit rider, and is currently not available with the additional protection benefit rider.  Once elected, the rider may be cancelled at any time by sending written instructions to cancel the rider to National Life’s Home Office.

Condition to keeping the Rider in Force.  In order to have the guarantee continue to apply, you must make at least a specified level of premium payments that are allocated to the Policy’s General Account.

When you elect the no-lapse guarantee rider, we will tell you the required level of premium payments that must be allocated to the General Account.  We call this amount the cumulative monthly guarantee premium.  We will check your Policy for this amount on the date we issue your Policy and on each Monthly Policy Date.  If there have been sufficient premium payments allocated to the General Account, you then may allocate excess premium payments to the Separate Account.

Mechanics of the Rider.  As described in your rider, the cumulative monthly guarantee premium is the accumulation to and including the current Monthly Policy Date, at an annual effective rate of 6%, of the Monthly Guarantee Premium in effect on each Monthly Policy Date since the Date of Issue.  We will tell you what your initial Monthly Guarantee Premium is when we issue the rider.   When we check your Policy for the cumulative monthly guarantee premium, we will compare your cumulative monthly guarantee premium to your Cumulative Monthly General Account Premium.  Your cumulative monthly guarantee premium is the amount you allocate to the General Account with an adjustment for taxes (we provide more information about how we calculate the cumulative monthly premium in the Statement of Additional Information).  To keep your rider in force, on each Monthly Policy Date, your cumulative monthly guarantee premium must at least equal the cumulative monthly general account premium.

Comparison to guaranteed death benefit rider.  This no-lapse guarantee rider is not available simultaneously with the guaranteed death benefit rider. The no-lapse guarantee rider is similar to the guaranteed death benefit rider in that they both offer protection from Policy lapse during a specified guarantee period and require you to pay specified premiums to keep the rider in force.  The riders are different in a few key areas as follows:

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•                  The no-lapse guarantee rider requires that you maintain a minimum amount in the General Account to satisfy the conditions of the rider, after which you may allocate money to the subaccounts.  The guaranteed death benefit rider does not place any restrictions on where money is allocated.

•                  The no-lapse guarantee rider provides a guarantee period for your whole life.  The guaranteed death benefit rider guarantee period is to age 70 or 20 years from the Date of Issue if longer.

•                  The no-lapse guarantee rider requires that all Monthly Deductions be directed to the General Account.  The guaranteed death benefit rider allows you to choose whether the Monthly Deductions will be deducted pro rata from all accounts or deducted from the Money Market Subaccount.

•                  The cost of the no-lapse guarantee rider is $0.05 per thousand of Face Amount per month, while the cost of the guaranteed death benefit rider is $0.01 per thousand of Face Amount per month.

Other Possible Products.  Features similar to the no-lapse guarantee rider are available in other products that do not offer subaccount options, including National Life’s NLG120 policy.  If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then NLG120 or another non-variable universal life policy may be more cost effective for you.

Accelerated Care Rider

We offer an optional accelerated care rider, under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any additional protection benefit amounts, if the Insured becomes “chronically ill”.  This rider can be elected only at Policy issue.

Chronic Care Protection

We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy, including any additional protection benefit amounts, has been accelerated. This rider can be elected only at Policy issue.

Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  Accelerated Death Benefits paid under this rider are discounted. There is no cost for this rider.

Overloan Protection Rider

If you elect the overloan protection rider, we will guarantee that the Policy will not lapse if you meet the conditions to exercise the rider, and do exercise the rider before the Policy lapses.  There is no charge for electing the rider, but you will be charged if the rider is exercised.  See Appendix C for more information about the rider.

Availability.  This rider is available at any time at or after issue, but only with respect to Policies issued after the date this rider is first offered.  This rider is available regardless of the other riders elected.  Once elected, the rider may be cancelled on the Monthly Policy Date following receipt of a written request to terminate the rider by National Life’s Home Office.

Mechanics of the Rider.  As described in your rider, the rider may be exercised if all the following conditions are met:

1.              the Attained Age of the Insured is greater than or equal to 75; and

2.              the Policy to which the rider is attached has been in force for at least fifteen years from the Policy date of issue; and

3.              outstanding debt on the Policy must exceed the total Face Amount of the Policy; and

4.              the outstanding debt divided by the excess of the Accumulated Value over the Surrender Charge exceeds 0.95.

We will send you a notification when these conditions have been met.  The rider must be exercised within sixty days of the date we mail notification.  If it is not, the rider will terminate.

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Other Effects of Exercise.  All values from the Separate Account will be transferred to the General Account.  No further transfers from the General Account to the Separate Account may be made.   No additional premiums may be paid into the policy.  Withdrawals will no longer be allowed.  Monthly Deductions will cease.  Any additional benefit riders whose monthly cost was included in the Monthly Deductions will terminate.  The policy Death Benefit Options will be switched to Option A if Option B is in effect.  No adjustments will be made to the policy Face Amount.  No further change in Death Benefit Option will be permitted.

Other Possible Products.  Features similar to the overloan protection rider are available in other products that do not offer subaccount options, including National Life’s Ultra policy.  If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then Ultra or another non-variable universal life policy may be more cost effective for you.

Termination.  This rider will terminate on the earliest of:

•             the date that your Policy terminates or matures (depending on the state of issue);

•             60 days following our mailing of notification that the conditions for exercising this rider have been met; or

•             the Monthly Policy Date following the receipt of your request to terminate this rider.

If the overloan protection rider is in force at the time your Policy lapses, you may reinstate the rider when you reinstate your Policy.

Tax matters.  With the overloan protection rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse.  Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, because it is possible that the loans will be treated as taxable distributions when the rider causes the Policy to convert into a fixed Policy.  You should consult a tax advisor before exercising the Overloan Protection Rider.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the Federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  Counsel or other competent tax advisors should be consulted for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements.  There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy.  In addition, in the case of the accelerated death benefit rider, the accelerated care rider, or the Chronic Care rider, the tax qualification consequences of continuing the Policy after a distribution is made are unclear.   If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the Policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets.  While National Life believes that the policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Owner from being treated as the owner of the separate account assets supporting the Policy.

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In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal tax purposes.

Tax Treatment of Policy Benefits

In General.   National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary.  Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.  A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy) may have Federal income tax consequences.  A tax advisor should be consulted before effecting any of these policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution.  The tax consequences of distributions from, and loans taken from or secured by a Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”.  Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts” (“MECs”), with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC.  In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.”  A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount.  If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy.   A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years.  To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits.  An Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)                                 All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

(2)                                 Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3)                                 A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary or designated beneficiary.

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If a Policy becomes a modified endowment contract, all distributions that occur during the Policy Year in which the policy becomes a modified endowment contract and all subsequent distributions will be taxed as distributions from a modified endowment contract.  In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner.  This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income.  However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with loans (like preferred loans available under the Policy beginning in the 11th Policy Year) with little or no interest rate spread (e.g., wash loans) are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy.  Your investment in the Policy is generally your aggregate premium payments.  When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  In general, interest paid on any loan under a Policy will not be deductible.  If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness to the extent it has not been previously taxed, will be added to the amount distributed and will be taxed accordingly.  Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Rider.  Anyone contemplating the purchase of the Policy with the overloan protection rider should be aware that the tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy.  You should consult a tax adviser as to the tax risks associated with the overloan protection rider.  See Appendix C for more information about the rider

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Exchanges.  Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event).  Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract.  The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy.  Distributions made as part of an exchange, or for a certain period before and after an exchange, may be treated as earnings regardless of the status of the Policy.  You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.  The Policy is not for sale outside of the U.S.

Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by

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a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies.  All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Business Uses of the Policy.   Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact.  It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy.  In addition, if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”).  The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death.  The

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Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer (“GST”) tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.  The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2013, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income.  Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately).  Please consult a tax advisor for more information.

Tax Consequences Associated with Accelerated Death Benefit, Accelerated Care and Chronic Care Protection Riders.  For a discussion of the tax consequences associated with these riders, see the detailed discussion for each of these riders in the SAI.

Continuation Beyond Age 100.  The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the subaccounts or to the policies.  National Life reserves the right to charge the subaccounts for any future taxes or economic burden National Life may incur.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought.  National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of National Life to meet its obligations under the Policies, or on the ability of ESI to perform its obligations under the distribution agreement for the Policies, described below.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Policies.  Pursuant to this agreement, ESI serves as principal underwriter for the Policies.  ESI sells the Policies through its

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registered representatives.  ESI has also entered into selling agreements with other broker-dealers who in turn sell and service the Policies through their registered representatives.  ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  VariTrak is no longer offered to new owners.

ESI’s registered representatives who sold the Policy are required to be registered with FINRA and with the states in which they do business at the same time of the sale.  More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Policies.  The maximum commissions payable to ESI are: during the first Policy Year, 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount.  For Policy Year 11 and after, commissions payable to ESI will be 1.5% of all premiums paid.  For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commissions that National Life will pay to ESI will be 48.5% up to the target amount for the increase.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Policies sold through ESI registered representatives.  National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers, other than ESI, received commissions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount.  In the case of a few retail broker-dealers, ESI has negotiated a higher commission of 90% of first year premiums up to the target amount.  For Policy Years 2 through 10, the maximum commission will be 4% of the premiums paid.  For Policy Year 11 and after, the commission will be 1.5% of all premiums paid.  For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commission will be 50% up to the target amount for the increase.  A portion of the payments made to selling firms by ESI may be passed on to their registered representatives in accordance with their internal compensation arrangements.  Those arrangements may also include other types of cash and non-cash compensation and other benefits.  You may ask your registered representative for further information about what your registered representative and the selling broker-dealer which he or she works may receive in connection with your purchase of a Policy.

This Policy is no longer offered to new owners.  However, during the period of time when this Policy was offered to new owners, National Life may have provided loans to unaffiliated broker-dealers, who in turn may have provided loans to their registered representatives, to finance business development, and may have provided further loans or may have forgiven outstanding loans based on specified business criteria, including sales of the Policies, and measures of business quality.

From time to time we may have offered specific sales incentives to selling broker-dealers.  The selling broker-dealers, on their own accord, may have passed through some or all of these incentives to their registered representatives.  These incentives may have taken the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels.  These incentive programs may also include sales of National Life’s or their affiliates’ other products.  To the extent, if any, that such bonuses were attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may have contributed amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may have been based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that you do pay directly or indirectly.

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The DWS (with exception of the Small Cap Index Fund), Franklin Templeton (with exception of the Mutual Global Discovery Securities Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Personal Strategy Balanced Fund), and Wells Fargo Funds offered in the Policies, and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds.  In each case these payments amount to 0.25% of Separate Account assets invested in the particular fund.  Fidelity’s Variable Insurance Products V Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Fund of up to 0.10% of Separate Account assets invested in the Fund.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

OTHER POLICY PROVISIONS

Incontestability.  The Policy will be incontestable after it has been in force during the Insured’s lifetime for two years from the Date of Issue (or such other date as required by state law).  Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured’s lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

Misstatement of Age and Sex.  If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the cost of insurance charges deducted been based on the correct age and sex, or as otherwise required by state law.  The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement.  If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured’s death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

HOUSEHOLDING AND DELIVERY OF DOCUMENTS

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the portfolios, even if more than one Owner lives there.  If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

FINANCIAL STATEMENTS

The financial statements of National Life, the Separate Account and of NLV Financial Corporation (“NLV Financial”), the parent company of National Life, are included in the Statement of Additional Information.  The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies.  In addition to General Account allocations, General Account assets are used to pay benefits that exceed your Accumulated Value under the Policy.  To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these General Account benefits, such amounts will come from General Account assets.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products.  All of National Life’s General Account assets are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

59

GLOSSARY

Accumulated Value	The sum of the Policy’s values in the Separate Account and the General Account.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Beneficiary

The person(s) or entity(ies) designated to receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

Cash Surrender Value	The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

Collateral	The portion of the Accumulated Value in the General Account which secures the amount of any Policy loan.

DAC Tax	A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

Date of Issue

The date on which the Policy is issued, which is set forth in the Policy. It is used to determine Policy Years, policy months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

Death Benefit

The Policy’s Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

Dollar Cost Averaging	Permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis

Duration

The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount	The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.

General Account	The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

Grace Period

A 61-day period measured from the date on which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, during the Grace Period the Owner must make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (toll-free).

Initial Face Amount	The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

Insured	The person upon whose life the Policy is issued.

Issue Age	The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

Minimum Face Amount	The Minimum Face Amount is generally $50,000. However, exceptions may be

60

made in employee benefit plan cases.

Minimum Guarantee Premium

The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

Minimum Initial Premium	The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium.

Minimum Monthly Premium

The monthly amount used to determine the Minimum Guarantee Premium. This amount, which includes any substandard charges and any applicable rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Age, sex and Rate Class of the Insured, and the Death Benefit option and any optional benefits selected. It is stated in each Policy.

Monthly Administrative Charge

A charge of $7.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses. In Texas and New York, this charge may be increased, but will never exceed $7.50 plus $0.07 per $1,000 of Face Amount.

Monthly Deduction

The amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Monthly Administrative Charge, the cost of insurance charge, and the monthly cost of any benefits provided by riders.

Monthly Policy Date

The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

Net Amount at Risk	The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

Net Premium	The remainder of a premium after the deduction of the Premium Tax Charge.

Owner	The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

Planned Periodic Premium

The premium amount which the Owner plans to pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

Policy Anniversary	The same day and month as the Date of Issue in each later year.

Policy Year	A year that starts on the Date of Issue or on a Policy Anniversary.

Portfolio Rebalancing	Permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Premium Tax Charge	A charge deducted from each premium payment to cover the cost of state and local premium taxes, and the federal DAC Tax.

Rate Class

The classification of the Insured for cost of insurance purposes. The Rate Classes are: elite preferred nonsmoker; preferred nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

Riders	Optional benefits that an Owner may elect to add to the Policy at an additional cost.

Separate Account	National Variable Life Insurance Account.

Surrender Charge

The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first 15 Policy Years or the first 15 years following an increase in coverage. The Surrender Charge is shown in the Policy.

61

Unadjusted Death Benefit

Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death Benefit option is selected at time of application but may be later changed.

Valuation Day

Each day that the New York Stock Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the SEC. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date. A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 pm Eastern Time.

Valuation Period	The time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Withdrawal

A payment made at the request of the Owner pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. If assessed, the Withdrawal Charge will be deducted from the Withdrawal Amount.

62

APPENDIX A

Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account.  The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each portfolio were a uniform, gross, annual rate of 0%, 6% and 8%.  These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on the following pages illustrate a Policy issued to a male Insured, Age 45 in the Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 (pages A-2 to A-4) or $4,000 (pages A-5 to A-7), paid at the beginning of each Policy Year.  The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class because the cost of insurance charges is higher for these classes.  Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 8% over a period of years, but fluctuated above and below those averages during individual Policy Years.  The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the portfolios before reimbursement and [assessment of] the Mortality and Expense Risk Charge.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.  The columns shown under the heading “Guaranteed” assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading “Current” assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, an enhancement under which the Monthly Deductions are reduced by 0.50% per annum.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending on how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.93%, is 1.83%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

These asset charges reflect an investment advisory fee of 0.69%, which represents a simple average of the fees incurred by the Portfolios during 2012, 0.06% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2012, and expenses of 0.17%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2012. These expenses have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be higher than those shown in the following tables. For information on portfolio expenses, see the prospectuses for the portfolios accompanying this prospectus.

The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts.  If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made.  The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative.  The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 8%, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

Upon request, National Life will provide a comparable illustration based upon the proposed Insured’s Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -1.83%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,949	549	250,000	2,111	711	250,000
2	6,458	3,803	1,877	250,000	4,135	2,209	250,000
3	9,930	5,560	3,341	250,000	6,062	3,844	250,000
4	13,577	7,217	4,729	250,000	7,901	5,413	250,000
5	17,406	8,768	6,203	250,000	9,649	7,084	250,000

6	21,426	10,209	7,898	250,000	11,302	8,991	250,000
7	25,647	11,528	9,471	250,000	12,845	10,789	250,000
8	30,080	12,710	10,908	250,000	14,280	12,478	250,000
9	34,734	13,744	12,197	250,000	15,594	14,047	250,000
10	39,620	14,613	13,320	250,000	16,778	15,485	250,000

11	44,751	15,303	14,264	250,000	18,426	17,387	250,000
12	50,139	15,799	15,014	250,000	19,955	19,170	250,000
13	55,796	16,091	15,561	250,000	21,370	20,840	250,000
14	61,736	16,167	15,891	250,000	22,739	22,463	250,000
15	67,972	15,999	15,978	250,000	24,039	24,018	250,000

16	74,521	15,563	15,563	250,000	25,206	25,206	250,000
17	81,397	14,827	14,827	250,000	26,329	26,329	250,000
18	88,617	13,750	13,750	250,000	27,428	27,428	250,000
19	96,198	12,279	12,279	250,000	28,491	28,491	250,000
20	104,158	10,360	10,360	250,000	29,526	29,526	250,000

25	150,340				32,595	32,595	250,000

30	209,282				29,308	29,308	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 4.06%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,091	691	250,000	2,258	858	250,000
2	6,458	4,207	2,281	250,000	4,559	2,633	250,000
3	9,930	6,345	4,126	250,000	6,893	4,675	250,000
4	13,577	8,502	6,013	250,000	9,269	6,780	250,000
5	17,406	10,670	8,105	250,000	11,683	9,118	250,000

6	21,426	12,848	10,537	250,000	14,136	11,825	250,000
7	25,647	15,019	12,963	250,000	16,610	14,553	250,000
8	30,080	17,170	15,368	250,000	19,108	17,306	250,000
9	34,734	19,287	17,739	250,000	21,617	20,070	250,000
10	39,620	21,350	20,057	250,000	24,129	22,836	250,000

11	44,751	23,343	22,304	250,000	27,279	26,240	250,000
12	50,139	25,248	24,463	250,000	30,483	29,699	250,000
13	55,796	27,051	26,521	250,000	33,752	33,222	250,000
14	61,736	28,735	28,460	250,000	37,153	36,877	250,000
15	67,972	30,271	30,250	250,000	40,673	40,652	250,000

16	74,521	31,626	31,626	250,000	44,257	44,257	250,000
17	81,397	32,766	32,766	250,000	47,995	47,995	250,000
18	88,617	33,642	33,642	250,000	51,912	51,912	250,000
19	96,198	34,194	34,194	250,000	56,008	56,008	250,000
20	104,158	34,358	34,358	250,000	60,300	60,300	250,000

25	150,340	26,823	26,823	250,000	83,579	83,579	250,000

30	209,282				108,873	108,873	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 6.02%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,139	739	250,000	2,307	907	250,000
2	6,458	4,346	2,420	250,000	4,704	2,778	250,000
3	9,930	6,622	4,403	250,000	7,186	4,967	250,000
4	13,577	8,967	6,478	250,000	9,763	7,274	250,000
5	17,406	11,377	8,812	250,000	12,439	9,874	250,000

6	21,426	13,855	11,544	250,000	15,216	12,905	250,000
7	25,647	16,389	14,333	250,000	18,084	16,027	250,000
8	30,080	18,968	17,166	250,000	21,050	19,248	250,000
9	34,734	21,585	20,037	250,000	24,107	22,559	250,000
10	39,620	24,223	22,930	250,000	27,252	25,959	250,000

11	44,751	26,871	25,833	250,000	31,143	30,105	250,000
12	50,139	29,517	28,733	250,000	35,204	34,420	250,000
13	55,796	32,153	31,623	250,000	39,454	38,924	250,000
14	61,736	34,767	34,492	250,000	43,972	43,697	250,000
15	67,972	37,337	37,316	250,000	48,757	48,735	250,000

16	74,521	39,839	39,839	250,000	53,769	53,769	250,000
17	81,397	42,246	42,246	250,000	59,109	59,109	250,000
18	88,617	44,518	44,518	250,000	64,819	64,819	250,000
19	96,198	46,608	46,608	250,000	70,916	70,916	250,000
20	104,158	48,464	48,464	250,000	77,437	77,437	250,000

25	150,340	52,257	52,257	250,000	116,227	116,227	250,000

30	209,282	36,666	36,666	250,000	167,999	167,999	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -1.83%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	2,891	1,191	252,891	3,054	1,354	253,054
2	8,610	5,662	3,536	255,662	5,997	3,871	255,997
3	13,241	8,311	5,823	258,311	8,820	6,332	258,820
4	18,103	10,835	8,270	260,835	11,530	8,965	261,530
5	23,208	13,227	10,662	263,227	14,124	11,559	264,124

6	28,568	15,483	13,173	265,483	16,598	14,288	266,598
7	34,196	17,590	15,534	267,590	18,936	16,880	268,936
8	40,106	19,532	17,730	269,532	21,140	19,338	271,140
9	46,312	21,298	19,750	271,298	23,195	21,648	273,195
10	52,827	22,869	21,575	272,869	25,092	23,798	275,092

11	59,669	24,230	23,192	274,230	27,508	26,470	277,508
12	66,852	25,367	24,583	275,367	29,780	28,995	279,780
13	74,395	26,271	25,741	276,271	31,912	31,382	281,912
14	82,314	26,928	26,652	276,928	33,978	33,702	283,978
15	90,630	27,314	27,293	277,314	35,953	35,932	285,953

16	99,361	27,404	27,404	277,404	37,765	37,765	287,765
17	108,530	27,171	27,171	277,171	39,514	39,514	289,514
18	118,156	26,576	26,576	276,576	41,222	41,222	291,222
19	128,264	25,574	25,574	275,574	42,875	42,875	292,875
20	138,877	24,118	24,118	274,118	44,484	44,484	294,484

25	200,454	8,716	8,716	258,716	49,932	49,932	299,932

30	279,043				47,939	47,939	297,939

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 4.06%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	3,090	1,390	253,090	3,258	1,558	253,258
2	8,610	6,236	4,110	256,236	6,592	4,466	256,592
3	13,241	9,436	6,947	259,436	9,992	7,504	259,992
4	18,103	12,687	10,122	262,687	13,467	10,902	263,467
5	23,208	15,981	13,416	265,981	17,015	14,450	267,015

6	28,568	19,315	17,004	269,315	20,632	18,322	270,632
7	34,196	22,672	20,616	272,672	24,303	22,246	274,303
8	40,106	26,035	24,233	276,035	28,028	26,226	278,028
9	46,312	29,390	27,842	279,390	31,792	30,245	281,792
10	52,827	32,713	31,420	282,713	35,584	34,291	285,584

11	59,669	35,985	34,946	285,985	40,161	39,122	290,161
12	66,852	39,183	38,399	289,183	44,831	44,047	294,831
13	74,395	42,292	41,762	292,292	49,602	49,072	299,602
14	82,314	45,290	45,015	295,290	54,553	54,278	304,553
15	90,630	48,143	48,122	298,143	59,666	59,644	309,666

16	99,361	50,813	50,813	300,813	64,871	64,871	314,871
17	108,530	53,260	53,260	303,260	70,276	70,276	320,276
18	118,156	55,429	55,429	305,429	75,909	75,909	325,909
19	128,264	57,255	57,255	307,255	81,767	81,767	331,767
20	138,877	58,668	58,668	308,668	87,871	87,871	337,871

25	200,454	57,180	57,180	307,180	120,304	120,304	370,304

30	279,043	31,646	31,646	281,646	152,762	152,762	402,762

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 6.02%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	3,156	1,456	253,156	3,326	1,626	253,326
2	8,610	6,433	4,307	256,433	6,795	4,669	256,795
3	13,241	9,832	7,343	259,832	10,404	7,916	260,404
4	18,103	13,356	10,791	263,356	14,167	11,602	264,167
5	23,208	17,003	14,438	267,003	18,086	15,521	268,086

6	28,568	20,774	18,464	270,774	22,167	19,856	272,167
7	34,196	24,659	22,603	274,659	26,399	24,342	276,399
8	40,106	28,647	26,845	278,647	30,790	28,988	280,790
9	46,312	32,729	31,181	282,729	35,333	33,785	285,333
10	52,827	36,887	35,593	286,887	40,023	38,730	290,023

11	59,669	41,107	40,068	291,107	45,657	44,619	295,657
12	66,852	45,373	44,588	295,373	51,543	50,759	301,543
13	74,395	49,674	49,145	299,674	57,701	57,171	307,701
14	82,314	53,996	53,720	303,996	64,224	63,948	314,224
15	90,630	58,308	58,286	308,308	71,107	71,086	321,107

16	99,361	62,578	62,578	312,578	78,300	78,300	328,300
17	108,530	66,770	66,770	316,770	85,924	85,924	335,924
18	118,156	70,834	70,834	320,834	94,028	94,028	344,028
19	128,264	74,708	74,708	324,708	102,630	102,630	352,630
20	138,877	78,323	78,323	328,323	111,773	111,773	361,773

25	200,454	90,142	90,142	340,142	164,659	164,659	414,659

30	279,043	81,184	81,184	331,184	228,814	228,814	478,814

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B

Surrender Charge Target Premiums (“SCTP”) and Deferred Sales Charges (“DSC”)

(Annual rates per $1,000 of Face Amount)

	Male				Female
Issue	Nonsmoker		Smoker		Nonsmoker		Smoker
Age	SCTP	DSC	SCTP	DSC	SCTP	DSC	SCTP	DSC
0	2.85	1.43	2.85	1.43	2.24	1.12	2.24	1.12
1	2.78	1.39	2.78	1.39	2.20	1.10	2.20	1.10
2	2.87	1.44	2.87	1.44	2.27	1.14	2.27	1.14
3	2.97	1.49	2.97	1.49	2.35	1.18	2.35	1.18
4	3.08	1.54	3.08	1.54	2.43	1.22	2.43	1.22
5	3.19	1.60	3.19	1.60	2.52	1.26	2.52	1.26
6	3.32	1.66	3.32	1.66	2.61	1.31	2.61	1.31
7	3.45	1.73	3.45	1.73	2.71	1.36	2.71	1.36
8	3.59	1.80	3.59	1.80	2.82	1.41	2.82	1.41
9	3.74	1.87	3.74	1.87	2.93	1.47	2.93	1.47
10	3.90	1.95	3.90	1.95	3.05	1.53	3.05	1.53
11	4.08	2.04	4.08	2.04	3.17	1.59	3.17	1.59
12	4.25	2.13	4.25	2.13	3.31	1.66	3.31	1.66
13	4.44	2.22	4.44	2.22	3.45	1.73	3.45	1.73
14	4.63	2.32	4.63	2.32	3.59	1.80	3.59	1.80
15	4.82	2.41	4.82	2.41	3.74	1.87	3.74	1.87
16	5.01	2.51	5.01	2.51	3.90	1.95	3.90	1.95
17	5.21	2.61	5.21	2.61	4.06	2.03	4.06	2.03
18	5.40	2.70	5.40	2.70	4.23	2.12	4.23	2.12
19	5.61	2.81	5.61	2.81	4.41	2.21	4.41	2.21
20	5.18	2.59	6.89	3.45	4.36	2.18	5.19	2.60
21	5.37	2.69	7.15	3.58	4.54	2.27	5.41	2.71
22	5.58	2.79	7.43	3.72	4.73	2.37	5.65	2.83
23	5.80	2.90	7.73	3.87	4.94	2.47	5.90	2.95
24	6.04	3.02	8.05	4.03	5.15	2.58	6.16	3.08
25	6.29	3.15	8.39	4.20	5.38	2.69	6.43	3.22
26	6.56	3.28	8.76	4.38	5.62	2.81	6.73	3.37
27	6.85	3.43	9.16	4.58	5.87	2.94	7.04	3.52
28	7.16	3.58	9.58	4.79	6.14	3.07	7.36	3.68
29	7.49	3.75	10.04	5.02	6.42	3.21	7.70	3.85
30	7.84	3.92	10.52	5.26	6.71	3.36	8.07	4.04
31	8.21	4.11	11.04	5.52	7.03	3.52	8.45	4.23
32	8.61	4.31	11.59	5.80	7.36	3.68	8.85	4.43
33	9.03	4.52	12.17	6.09	7.71	3.86	9.28	4.64
34	9.47	4.74	12.79	6.40	8.08	4.04	9.73	4.87
35	9.95	4.98	13.44	6.72	8.47	4.24	10.21	5.11
36	10.45	5.23	14.14	7.07	8.88	4.44	10.71	5.36
37	10.98	5.49	14.88	7.44	9.32	4.66	11.24	5.62
38	11.54	5.77	15.66	7.83	9.77	4.89	11.80	5.90
39	12.14	6.07	16.49	8.25	10.26	5.13	12.38	6.19
40	12.77	6.39	17.36	8.68	10.77	5.39	12.99	6.50
41	13.43	6.72	18.28	9.14	11.30	5.65	13.63	6.82

B-1

	Male				Female
Issue	Nonsmoker		Smoker		Nonsmoker		Smoker
Age	SCTP	DSC	SCTP	DSC	SCTP	DSC	SCTP	DSC
42	14.14	7.07	19.26	9.63	11.86	5.93	14.30	7.15
43	14.89	7.45	20.28	10.14	12.45	6.23	14.99	7.50
44	15.68	7.84	21.37	10.69	13.07	6.54	15.72	7.86
45	16.52	8.26	22.51	11.26	13.73	6.87	16.49	8.25
46	17.42	8.71	23.72	11.86	14.43	7.22	17.29	8.65
47	18.37	9.19	25.00	12.50	15.16	7.58	18.14	9.07
48	19.38	9.69	26.35	13.18	15.94	7.97	19.03	9.52
49	20.46	10.23	27.79	13.90	16.77	8.39	19.98	9.99
50	21.61	10.81	29.32	14.66	17.65	8.83	20.97	10.49
51	22.83	11.42	30.94	15.47	18.57	9.29	22.02	11.01
52	24.14	12.07	32.65	16.33	19.56	9.78	23.13	11.57
53	25.53	12.77	34.48	17.24	20.61	10.31	24.30	12.15
54	27.02	13.51	36.40	18.20	21.72	10.86	25.54	12.77
55	28.60	14.30	38.44	19.22	22.90	11.45	26.84	13.42
56	30.29	15.15	40.59	20.30	24.15	12.08	28.23	14.12
57	32.08	16.04	42.87	21.44	25.49	12.75	29.70	14.85
58	34.01	17.01	45.29	22.65	26.92	13.46	31.26	15.63
59	36.07	18.04	47.85	23.93	28.46	14.23	32.95	16.48
60	38.27	19.14	50.59	25.30	30.12	15.06	34.77	17.39
61	40.63	20.32	53.51	26.76	31.91	15.96	36.73	18.37
62	43.16	21.58	56.62	28.31	33.85	16.93	38.84	19.42
63	45.88	22.94	59.92	29.96	35.92	17.96	41.11	20.56
64	48.78	24.39	63.42	31.71	38.15	19.08	43.53	21.77
65	51.89	25.95	67.11	33.56	40.54	20.27	46.11	23.06
66	55.21	27.61	71.01	35.51	43.09	21.55	48.84	24.42
67	58.77	29.39	75.13	37.57	45.84	22.92	51.77	25.89
68	62.59	31.30	79.52	37.75	48.81	24.41	54.92	27.46
69	66.71	33.36	84.20	37.75	52.04	26.02	58.36	29.18
70	71.16	35.58	89.20	37.75	55.57	27.79	62.10	31.05
71	75.96	36.00	94.56	37.75	59.43	29.72	66.20	33.10
72	81.04	36.00	100.28	37.75	63.65	31.83	70.68	35.00
73	86.57	36.00	106.35	37.75	68.25	34.00	75.53	35.00
74	92.47	36.00	112.74	37.75	73.23	34.00	80.75	35.00
75	98.73	36.00	119.44	37.75	78.61	34.00	86.34	35.00
76	105.38	36.00	126.39	37.75	84.42	34.00	92.32	35.00
77	112.45	36.00	133.62	37.75	90.68	34.00	98.70	35.00
78	120.00	36.00	141.17	37.75	97.47	34.00	105.57	35.00
79	128.12	36.00	149.15	37.75	104.88	34.00	113.00	35.00
80	136.88	36.00	157.63	37.75	112.98	34.00	121.09	35.00
81	146.36	36.00	166.67	37.75	121.85	34.00	129.91	35.00
82	156.57	36.00	176.28	37.75	131.55	34.00	139.51	35.00
83	167.52	36.00	186.39	37.75	142.10	34.00	149.91	35.00
84	179.12	36.00	196.88	37.75	153.50	34.00	161.12	35.00
85	191.34	36.00	207.71	37.75	165.78	34.00	172.98	35.00

Unisex policies will have Surrender Charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

B-2

APPENDIX C

Overloan Protection Rider

Exhibit I
Male, Nonsmoker, Attained Age = 75, Option A Death Benefit	20 Year Projection after Overloan Protection Rider Exercise Crediting rate on unloaned Accumulated
	Value	7%
Form 7206(0395)	Variable Loan Rate	6%

Policy Values before Overloan Protection Rider exercise:		Year	Attained Age	End of Year AV	End of Year Outstanding Loan	End of Year Cash Surrender Value	End of Year Death Benefit

		1	75	102,279	101,230	1,049	107,393

Face Amount	$75,000	2	76	108,426	107,304	1,122	113,847

Accumulated Value	$100,000	3	77	114,943	113,742	1,201	120,690

GPT Corridor Factor	1.05	4	78	121,851	120,567	1,285	127,944

Death Benefit	$105,000	5	79	129,175	127,801	1,375	135,634

Outstanding Loan	$95,500	6	80	136,939	135,469	1,471	143,786

		7	81	145,170	143,597	1,574	152,429

Exercise Charge Percentage	3.52%	8	82	153,896	152,212	1,684	161,591

Exercise Charge	3,520	9	83	163,147	161,345	1,802	171,304

		10	84	172,954	171,026	1,928	181,601

Policy Values after Overloan Protection Rider exercise:		11	85	183,350	181,288	2,063	192,518

Face Amount	$75,000	12	86	194,372	192,165	2,207	204,091

Accumulated Value	$96,480	13	87	206,056	203,695	2,362	216,359

GPT Corridor Factor	1.05	14	88	218,443	215,916	2,527	229,365

Death Benefit	$101,304	15	89	231,575	228,871	2,704	243,154

Outstanding Loan	$95,500	16	90	245,497	242,604	2,893	257,772

		17	91	260,255	257,160	3,096	273,268

		18	92	275,902	272,589	3,312	289,697

		19	93	292,489	288,945	3,544	307,113

		20	94	310,074	306,281	3,792	325,577

C-1

Exhibit II
Male Nonsmoker/Female Nonsmoker, Attained Age = 75/75, Option
A Death Benefit	20 Year Projection after Overloan Protection Rider Exercise
	Crediting rate on unloaned Accumulated
	Value	7%
Form 7207(0395)	Variable Loan Rate	6%

Policy Values before Overloan Protection Rider exercise:		Year	Attained Age	End of Year AV	End of Year Outstanding Loan	End of Year Cash Surrender Value	End of Year Death Benefit
		1	75	102,824	101,230	1,594	107,966
Face Amount	$75,000	2	76	109,010	107,304	1,706	114,460
Accumulated Value	$100,000	3	77	115,567	113,742	1,825	121,346
GPT Corridor Factor	1.05	4	78	122,520	120,567	1,953	128,646
Death Benefit	$105,000	5	79	129,890	127,801	2,090	136,385
Outstanding Loan	$95,500	6	80	137,705	135,469	2,236	144,590
		7	81	145,989	143,597	2,393	153,289
Exercise Charge Percentage	3.01%	8	82	154,773	152,212	2,560	162,511
Exercise Charge	3,010	9	83	164,085	161,345	2,739	172,289
		10	84	173,957	171,026	2,931	182,655
Policy Values after Overloan Protection Rider exercise:		11	85	184,424	181,288	3,136	193,645
Face Amount	$75,000	12	86	195,521	192,165	3,356	205,297
Accumulated Value	$96,990	13	87	207,285	203,695	3,591	217,650
GPT Corridor Factor	1.05	14	88	219,758	215,916	3,842	230,746
Death Benefit	$101,840	15	89	232,982	228,871	4,111	244,631
Outstanding Loan	$95,500	16	90	247,002	242,604	4,399	259,352
		17	91	261,866	257,160	4,707	274,960
		18	92	277,625	272,589	5,036	291,507
		19	93	294,333	288,945	5,389	309,050
		20	94	312,047	306,281	5,766	327,650

C-2

APPENDIX D

Statement of Additional Information

NATIONAL LIFE INSURANCE COMPANY	4
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT	4
THE PORTFOLIOS	4
PREMIUMS	4
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	5
DISTRIBUTION OF THE POLICIES	5
TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS	6
UNDERWRITING PROCEDURES	7
INCREASES IN FACE AMOUNT	7
OTHER POLICY PROVISIONS	8
Indefinite Policy Duration	8
Operation at Age 99 with No Lapse Guarantee	8
New York Policies - Reduced Paid—Up Benefit	8
The Policy	8
Change of Owner and Beneficiary	8
Split Dollar Arrangements	8
Assignments	9
Suicide	9
Arbitration	9
Dividends	9
Correspondence	9
Settlement Options	9
AUTOMATED FUND TRANSFER FEATURES	10
Dollar Cost Averaging	10
Portfolio Rebalancing	10
OPTIONAL BENEFITS	11
Guaranteed Death Benefit	11
No-Lapse Guarantee	11
Waiver of Monthly Deductions	13
Accidental Death Benefit	13
Guaranteed Insurability Option	13
Rider for Disability Benefit — Payment of Mission Costs	14
Accelerated Care	14
Chronic Care Protection	16
Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders	17
Accelerated Benefit	17
Overloan Protection	18
POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS	18
SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS	18
LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES	19
POLICY REPORTS	19
RECORDS	19
LEGAL MATTERS	19
EXPERTS	19
FINANCIAL STATEMENTS	F-000

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus).  A table of contents for the Statement of Additional Information is on the last page of this prospectus.  You may request a free copy by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939.  Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values.

D-1

The Statement of Additional Information is also available at National Life’s website at www.nationallifegroup.com.  Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Call 1-202-551-8090 for information on the operation of the public reference room.  This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus.  No one is authorized to provide you with information that is different.

Investment Company Act of 1940 File No. 811-09044

D-2

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

VARITRAK VARIABLE UNIVERSAL LIFE INSURANCE POLICY

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY

NATIONAL LIFE INSURANCE COMPANY

National Life Drive

Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the VariTrak Variable Universal Life Insurance Policy (“Policy”) offered by National Life Insurance Company.  You may obtain a copy of the prospectus dated May 1, 2013 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life’s website at http://www.nationallifegroup.com, or by accessing the SEC’s website at http://www.sec.gov.  Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Policy.

Dated May 1, 2013

NATIONAL LIFE INSURANCE COMPANY	3
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT	3
THE PORTFOLIOS	3
PREMIUMS	3
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	4
DISTRIBUTION OF THE POLICIES	4
TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS	5
UNDERWRITING PROCEDURES	6
INCREASES IN FACE AMOUNT	6
OTHER POLICY PROVISIONS	7
Indefinite Policy Duration	7
Operation at Age 99 with No Lapse Guarantee	7
New York Policies - Reduced Paid—Up Benefit	7
The Policy	7
Change of Owner and Beneficiary	7
Split Dollar Arrangements	7
Assignments	8
Suicide	8
Arbitration	8
Dividends	8
Correspondence	8
Settlement Options	8
AUTOMATED FUND TRANSFER FEATURES	9
Dollar Cost Averaging	9
Portfolio Rebalancing	9
OPTIONAL BENEFITS	10
Guaranteed Death Benefit	10
No-Lapse Guarantee	10
Waiver of Monthly Deductions	12
Accidental Death Benefit	12
Guaranteed Insurability Option	12
Rider for Disability Benefit — Payment of Mission Costs	13
Accelerated Care	13
Chronic Care Protection	15
Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders	16
Accelerated Benefit	16
Overloan Protection	17
POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS	17
SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS	17
LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES	18
POLICY REPORTS	18
RECORDS	18
LEGAL MATTERS	18
EXPERTS	19
FINANCIAL STATEMENTS	19

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NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company (“National Life,” “we,” “our,” or “us”) is the insurance company that issues the Policy.  National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia.  It was originally chartered as a mutual life insurance company in 1848.  It is now a stock life insurance company.  All of its outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.  As discussed below, National Life has entered into a keep well agreement and a pledge and security agreement with NLV Financial, each dated January 1, 1999, under which NLV Financial agrees to maintain National Life’s capital at a certain level and to pledge its assets to secure its obligations under the keep well agreement.  All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial.  Under the agreements, NLV Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant National Life an unperfected pledge of all of its assets.  As of September 30, 2012, National Life’s total adjusted capital of $1287.1 million exceeded the authorized control level set forth in the keep well agreement.  The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life Holding Company, or by operation of law; provided, however, the agreement shall not terminate by operation of law upon the commencement of any insolvency or bankruptcy proceeding under state or federal law.  In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement.  If National Life receives a “Perfection Notice” from the Commission of the Vermont Department of Financial Regulation (formerly the Department of Banking, Insurance, Securities and Health Care Administration), National Life must perfect the pledge against NLV Financial. The pledge and security agreement terminates upon the termination of the keep well agreement.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the “Separate Account”) was established by National Life on February 1, 1985.  It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.  The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, and qualifies as a “separate account” within the meaning of the federal securities laws.  Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

National Life acts as custodian for the National Variable Life Insurance Account.  Additional protection for the assets of the National Variable Life Insurance Account is provided by a blanket fidelity bond issued by St. Paul Fire & Marine Insurance Company providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $250,000 deductible) for all officers and employees of National Life.

The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP.  This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life.  PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies.  You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

Term Policy Conversions.  The Policy is no longer offered for sale.  We have, in the past, offered a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy.  If the term policy being converted had been in force for at least twelve months, the amount of the credit was 12% of a target amount used to determine commission payments.  If the term policy being converted had been in force for less than twelve months, the credit was prorated based on the number of months the term policy has been outstanding at the time of conversion.  For GRT term policies, the credit was 18% of the target amount used to determine commission payments if the GRT term policy had been in force for at least two years but not more than five years.  For GRT term

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policies in force for less than two years, the credit was 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year.  For GRT policies in force more than five years, the credit decreased from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

The amount of the credit was added to the initial premium payment, if any, and was be treated as part of the Initial Premium for the Policy.  Thus, the credit was included in premium payments for purposes of calculating and deducting the Premium Tax Charge.  If you surrender your Policy, we will not recapture the credit.  We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

Credit to Home Office Employees.  We also offered a one time credit to Home Office employees who purchased a VariTrak Policy, as both Owner and Insured.  This one time credit was calculated differently from the credit described above; in particular, the amount of the credit was 50% of the target premium used in the calculation of commissions on the Policy.  Otherwise, the credit was treated in the same manner as the credit described above.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services.  Equity Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts for distribution and other services.  The amount of this compensation with respect to the Contract during 2012, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below:

Portfolios of the	% of Assets		Revenues Received By National Life During 2012*
The Alger Portfolios	0.10%		$21,715.26
The AllianceBernstein Variable Product Series Fund, Inc.	0.10	%(1)	0
American Century Variable Portfolios, Inc.	0.25	%(2)	$25,597.65
Dreyfus Variable Investment Fund and Dreyfus Socially Responsible Growth Fund, Inc.	0.20%		$2,156.65
DWS Variable Series II	0.10	%(3)	$8,793.01
Fidelity® Variable Insurance Products Fund	0.10	%(4)	$66,299.89
Franklin Templeton Variable Insurance Products Trust	0.35	%(5)	$12,851.83
Invesco Variable Insurance Funds	0.25%		$13,258.58
JPMorgan Insurance Trust	0.20%		$7,938.60
Neuberger Berman Advisers Management Trust	0.15	%(6)	$8,748.91
Oppenheimer Variable Account Funds	0.25%		$1,399.41
T. Rowe Price Equity Series, Inc.	0.25	%(7)	$21,549.86
Van Eck VIP Trust	0.20%		$6,738.84
Wells Fargo Variable Trust	0.25%		$0

*Note: Revenues received by National Life during 2011 includes revenues received in 2011 for services rendered in 2010.

(1) 0.05% with respect to the Small/Mid Cap Value Portfolio.

(2) 0.10% on the VP Inflation Protection Fund.

(3) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(4) 0.05% with respect to the Index 500 Portfolio.

(5) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(6) The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

(7) The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan.  In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. (“ESI”) is responsible for distributing the Policies pursuant to a distribution agreement with us.  ESI serves as principal underwriter for the Policies.  ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

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Effective January 1, 2009 VariTrak was no longer offered for sale to new owners.

We pay commissions to ESI for sales of the Policies.  In addition, to promote sales of the Policies and consistent with NASD Conduct Rules and FINRA rules, each administered by FINRA, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) contributing to educational programs;  (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; and/or (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account.  However, commissions and other sales expenses are reflected in the fees and charges that a Policy Owner pays directly or indirectly.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to ESI*	Aggregate Amount of Commissions Retained by ESI After Payments to its Registered Persons and Other Broker-Dealers
2010	$1,233,486	$0
2011	$973,871	$0
2012	$783,804	$0

* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Separate Account contain varying termination provisions.  In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund.  In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated.

Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code.  As a result, there is a possibility that a material conflict may arise as a result of such “mixed and shared” investing.  That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter.  The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts.  See the individual Fund prospectuses for more information.

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UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured’s health and other mortality risk factors before issuing a Policy.  This process is often referred to as “underwriting”.  We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination.  When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

•                                elite preferred nonsmoker;

•                                preferred nonsmoker;

•                                standard nonsmoker;

•                                preferred smoker;

•                                standard smoker;

•                                juvenile and

•                                substandard.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates.  Smoker and substandard classes reflect higher mortality risks.  In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks.  Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy.  Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

•                                          the Insured’s Attained Age;

•                                          the Insured’s sex;

•                                          the Insured’s Rate Class; and

•                                          the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

From time to time, we may also offer promotional programs under which a proposed Insured may apply for a Policy subject to minimal underwriting subject to certain restrictions (e.g., if the proposed Insured has purchased a fully underwritten life insurance policy at Preferred or Standard rates from a company on our approved list (a) within the past three years or (b) within the past five years and had a full physical exam in the last 24 months).

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk.  This will normally increase the monthly Cost of Insurance Charges.  In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage.  We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount.  For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue.  For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase.  If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount.  In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount.  If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

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Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase.  This additional Surrender Charge is based on the Face Amount of the increase only.  We describe this additional Surrender Charge in detail in the “Surrender Charge” section of the prospectus.

OTHER POLICY PROVISIONS

Indefinite Policy Duration

The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate).  However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount plus any Additional Protection Benefit coverage is greater than the Accumulated Value, the Face Amount plus any Additional Protection Benefit coverage will automatically be decreased to the current Accumulated Value.  Also, at Attained Age 99 Option B automatically becomes Option A.  No premium payments are allowed after Attained Age 99, although loan repayments are allowed.  The tax treatment of a Policy’s Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

Operation at Age 99 with No Lapse Guarantee

The presence of no lapse guarantee rider changes the normal operation of the Policy at age 99 (as described in Other Policy Provisions — Indefinite Policy Duration, above). First, the Face Amount will not be decreased to the Accumulated Value at age 99.  Second, all Monthly Deductions on the Policy will stop at age 99.  All other aspects of the Policy operation at age 99 will be unchanged.

New York Policies - Reduced Paid—Up Benefit

Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage.  All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage.  We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage.  You may thereafter surrender any paid-up General Account life insurance at any time for its value.

The Policy

The Policy and the application are the entire contract.  Only statements made in the application can be used to void the Policy or deny a claim.  The statements are considered representations and not warranties.  Only one of National Life’s duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing.  As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Change of Owner and Beneficiary

As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request.  The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request.  We will not be responsible for any payment made or action taken before we receive the written request.  A change of Owner may have tax consequences.

Split Dollar Arrangements

You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties.  There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value.  The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value.  If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee’s Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us.  We do not assess any specific charge for Split Dollar Arrangements.

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The IRS has issued guidance affecting Split Dollar Arrangements.  Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments

You may assign any and all rights under the Policy.  We are not bound by an assignment unless it is in writing and we receive it at our Home Office.  We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee’s interest.  All assignments will be subject to any Policy loan.  The interest of any Beneficiary or other person will be subordinate to any assignment.  A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.  An assignment of the Policy may have tax consequences.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

Arbitration

Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree.  Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation.  You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial.  Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator’s award is not required to include factual findings or legal reasoning.  Any party’s right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

Dividends

The Policy is participating; however, no dividends are expected to be paid on the Policy.  If dividends are ever declared, they will be paid in cash, except where otherwise required by state law.  At the time of the Insured’s death, the Death Benefit will be increased by dividends payable, if any.

Correspondence

All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

Settlement Options

In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy.  (Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full.  This is because earnings on the Death Benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings.  You should consult a tax advisor as to the tax treatment of payments under the Settlement Options.)  The options are described below.

Payment of Interest Only.  We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us.  Upon the earlier of the payee’s death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

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Payments for a Stated Time.  We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

Payments for Life.  We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person.  You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full.  The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

Life Annuity.  We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable.  No additional interest will be paid.

Joint and Two Thirds Annuity.  We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living.  Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor.  We may require proof of the ages of the chosen persons.

50% Survivor Annuity.  We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person.  Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person.  We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three.  Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds.  For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions.  You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office in good order.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date.  If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue.  If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date.  Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted.  The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero.  You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office in good order.  You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums.  The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of subaccount units is high.  The periodic investment of the same amount will result in higher numbers of subaccount units being purchased when unit prices are lower, and lower numbers of subaccount units being purchased when unit prices are higher.  This technique will not, however, assure a profit or protect against a loss in declining markets.  Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date

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six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter.  Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office in good order, and subsequent rebalancing transfers will occur every six months from that date.  You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us (in good order) at our Home Office.

If you change your Policy’s premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of subaccounts that have had relatively favorable investment performance in relation to the other subaccounts to which a Policy allocates premiums, and into subaccounts which have had relatively unfavorable investment performance in relation to the other subaccounts to which the Policy allocates premiums.  Portfolio Rebalancing does not guarantee a profit or protect against a loss.

OPTIONAL BENEFITS

You may include additional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy riders, in your Policy at your option.  Election of any of these optional benefits involves an additional cost.  These costs are set forth in the “Fee Table” section of the prospectus.  Some information with respect to many of the available riders is included in the prospectus.  We provide additional information about optional benefits below.  The riders are not available in all states and their terms may vary by state.

Guaranteed Death Benefit

The guaranteed death benefit rider is summarized in the prospectus.  Additional information with respect to this rider is provided below.

If while the guaranteed death benefit rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

If you increase the Face Amount of a Policy subject to the guaranteed death benefit rider, the rider’s guarantee will extend to the increased Face Amount.  This will result in increased Minimum Guarantee Premiums.

If you have elected both the Waiver of Monthly Deductions rider and the guaranteed death benefit rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the guaranteed death benefit rider in force during the period that Monthly Deductions are being waived.

If you wish to keep this rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue.  If you take a Policy loan or Withdrawal for an amount greater than such excess, the guaranteed death benefit rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.

If you purchase both the guaranteed death benefit rider and the additional protection benefit rider on your Policy, and the most current version of the additional protection benefit rider has been approved by your state, then during the first five Policy Years, the guaranteed death benefit rider will not protect the Death Benefit coverage provided by the additional protection benefit rider.  In this situation, if during the first five Policy Years on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, the Death Benefit coverage provided by the additional protection benefit rider may lapse, even if you have paid the Minimum Guarantee Premium.  After the first five Policy Years, as long as you have paid the Minimum Guarantee Premium, the guaranteed death benefit rider will prevent lapse of both the Death Benefit coverage provided by the base Policy and the Death Benefit coverage provided by the additional protection benefit rider.

No-Lapse Guarantee

The no-lapse guarantee rider is summarized in the prospectus.  Additional information with respect to this rider is provided below.

Calculation of Cumulative General Account Premium.  The Cumulative General Account Premium for the no-lapse guarantee rider is calculated as follows:

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a)             the Cumulative General Account Premium on the preceding Monthly Policy Date, accumulated with interest for purposes of this calculation at an effective annual rate of 6%; plus

b)             the Net Premium Payments allocated to the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675, and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to Net Premium Payments allocated on the current Monthly Policy Date); plus

c)              the Accumulated Value of your Policy transferred into the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date(except that no such accumulation shall apply to such transfers effected on the current Monthly Policy Date); minus

d)             the Accumulated Value of your Policy transferred or withdrawn from the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to such transfers or Withdrawals occurring on the current Monthly Policy Date).

The reason for dividing the amounts in (b), (c) and (d) by 0.9765, which is equal to one minus the Premium Tax Charge (i.e., 1 - .0325 = .9675), is to put these amounts on a basis comparable to the Monthly Guarantee Premium, which is before premium taxes.

Automatic Transfer into General Account - Lapse.  If on any Monthly Policy Date while the rider is in force, your Cumulative General Account Premium is less than the required cumulative monthly guarantee premium, we will transfer value from the subaccounts on a pro rata basis to the General Account to satisfy the test.  If the value in the subaccounts is not enough to satisfy the test, we will transfer all of the value in the subaccounts to the General Account and we will send you a notice that the conditions of the rider have not been met.  You will have 61 days from the date we mail the notice to pay a premium sufficient to keep the rider in force.  The required premium will be the amount needed to satisfy the conditions of the rider on the Monthly Policy Date two months following the Monthly Policy Date that the test was failed.  The rider will be cancelled if a sufficient premium is not paid during the 61-day period.  If cancelled, the rider cannot be reinstated.

Monthly Deductions.  While the no-lapse guarantee rider is in force, all Monthly Deductions will be deducted from the General Account.  If, while the rider is in force, the Accumulated Value in the General Account is not enough to deduct the Monthly Deduction, Monthly Deductions will be made until the Accumulated Value in the General Account is exhausted.  Thereafter, Monthly Deductions will be deferred, and collected at such time as the General Account has positive Accumulated Value.

Effect of Increases or Decreases.  If you increase the Face Amount of a Policy with the no-lapse guarantee rider, the rider’s guarantee will extend to the increase.  This will result in an increase in the Monthly Guarantee Premium.  If you decrease the Face Amount, the rider’s guarantee will apply to the reduced amount and the Monthly Guarantee Premium will be correspondingly reduced.

Waivers of Monthly Deductions.  If your Monthly Deductions are being waived under the operation of the waiver of monthly deductions rider or the accelerated care rider, then the Monthly Guarantee Premium required on each Monthly Policy Date while Monthly Deductions are being waived will be zero.

Effect of Withdrawals or Loans.  If you wish to keep this rider in force, you must limit Withdrawals and loans to the amounts in the subaccounts and amounts in the General Account not needed to satisfy the conditions of the rider.  If you take a Withdrawal or loan from the General Account which reduces the Cumulative General Account Premium below the cumulative monthly guarantee premium, the rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium.

Effect of Transfers out of General Account.  Transfers out of the General Account may also put the status of the rider in jeopardy.  If you transfer an amount from the General Account which reduces the Cumulative General Account Premium below the cumulative monthly guarantee premium, under the operation of the rider, we will transfer an amount back to the General Account on the next Monthly Policy Date to cause the Cumulative General Account Premium to equal the cumulative monthly guarantee premium.  There can be no assurance that an adequate amount will be available in the subaccounts for transfer to the General Account on the next Monthly Policy Date because the performance of the subaccounts is not guaranteed; if it is not, the rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium. We will waive the limitation of one transfer per Policy Year from the General Account, with respect to transfers from the General Account of amounts not needed to satisfy the conditions of the rider.

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Example.  A 45 year old male in the preferred underwriting category purchases a VariTrak Policy with a $250,000 Face Amount, with the no lapse guarantee rider.  The Monthly Guarantee Premium, which is stated on the rider, is $134.78.  The Policyowner pays an Initial Premium equal to $269.56 (two times the Monthly Guarantee Premium), and then plans to begin making automatic monthly premium payments of $201.16 on the Monthly Policy Dates starting with the Monthly Policy Date which is two months after the Date of Issue.  If he makes Premium Payments at the times planned and at least equal to the planned levels, allocates 67% of each such payment ($134.78) to the General Account, and makes no loans, transfers or Withdrawals out of the General Account, he can be assured that the Policy will not lapse, regardless of the investment performance of the Separate Account, the level of interest credited to the General Account, and the amounts of the Monthly Deductions.  During this time, all of the Monthly Deductions for the Policy will be taken from the General Account and not from the Separate Account.  These Monthly Deductions will include a rider charge of $12.50 per month ($250,000 Face Amount times $.05 per thousand per month).

Now assume that after making the planned Premium Payments for six months, the Policyowner skips a payment.  Since in this case the Owner’s Cumulative General Account Premium has just been matching the cumulative monthly guarantee premium while the payments were being made, the skipped payment will result in the Owner’s Cumulative General Account Premium being less than the cumulative monthly guarantee premium.  As a result, on the Monthly Policy Date corresponding to the skipped payment, we will seek to automatically transfer Accumulated Value from the Separate Account to the General Account in an amount sufficient to make up the shortfall in Cumulative General Account Premium that resulted from the skipped payment.  In this situation the shortfall would be $134.78.  If the investment return on the six payments of $66.38 ($201.16 - $134.78) into the Separate Account has been zero after netting out the Mortality and Expense Risk Charge, the fund expenses and the Premium Taxes on that portion of the Premium Payments, the Accumulated Value in the Separate Account will now be $398.28 (6 x $66.38).  Under these facts, we will be able to effect to automatic transfer into the General Account, leaving $263.50 ($398.28 - $134.78) in Accumulated Value in the Separate Account.

If there had not been sufficient Accumulated Value in the Separate Account to fully make up the shortfall, the no lapse guarantee rider will be cancelled if a sufficient premium as described above under “Automatic Transfer into General Account - Lapse of Rider” is not paid within 61 days after we notify the Owner that such a payment is necessary to prevent cancellation of the rider.

The same procedure, involving the automatic transfer of Accumulated Value from the Separate Account to the General Account, and the lapse pending process for the rider in the event the Accumulated Value in the Separate Account is not sufficient, would also be followed in the event the Policyowner makes a transfer out of the General Account, or makes a Withdrawal or takes a loan which requires some Accumulated Value to be taken out of the General Account.

In Florida and Maryland, the no-lapse guarantee rider does not include the continuing coverage provision.  The continuing coverage provision provides that at the Insured’s Attained Age 99, if the rider is still in force, the Face Amount of the policy will remain as stated in the Policy’s Data Section, rather than being set equal to the Accumulated Value. The provision also prohibits additional premiums from being accepted and ceases all Monthly Deductions.

Waiver of Monthly Deductions

If you elect the waiver of monthly deductions rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 consecutive days.  In Pennsylvania, the 120 days of disability need not be consecutive, but must occur within a period of 240 consecutive days.  If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer.  The monthly cost of this rider while it is in force is based on sex-distinct rates (except for Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, where the cost of this rider will not vary by sex) multiplied by the Monthly Deduction on the Policy.  We will add this cost to the Monthly Deduction on the Policy.

Accidental Death Benefit

The accidental death benefit rider provides for an increased Death Benefit in the event that the Insured dies in an accident.  If you elect this rider, we will add the monthly cost of this rider, which varies based on age and sex, to the Monthly Deduction on the Policy.

Guaranteed Insurability Option

This rider permits you at certain ages or upon certain life events to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase.  Again, if you elect this

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rider, we will add the monthly cost of this rider, which is based on age at the time of purchase of the rider and sex, to the Monthly Deduction on the Policy.

Rider for Disability Benefit — Payment of Mission Costs

If you are buying your Policy through a registered representative who is an agent of Beneficial Life Insurance Company, you may at your option include in your Policy the rider for disability benefit — payment of mission costs.  Election of this benefit involves additional cost.

This rider, which is subject to the restrictions and limitations set forth in the rider, provides a monthly benefit equal to the expenses of any dependent children (under age 30) participating in voluntary mission service, up to a maximum of $375 per month per child, while the Insured is totally disabled.  The maximum benefit duration is 24 months for each child.  The maximum benefit will be adjusted for inflation at an annual rate of 3%.

Benefits will be paid when the Insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65.  After six months of continuous disability, benefit payments are retroactive to the beginning of the period.  Coverage ceases at age 65.  For Insureds disabled prior to age 65, benefit eligibility continues until disability ends.

The monthly cost of this rider is level, and varies by the age at issue and the sex of the Insured (except for Policies issued in states which require “unisex” Policies, where the cost of this rider will not vary by sex).  The cost of the rider does not vary by the number of dependent children.  Depending on the age and sex of the Insured, the monthly cost of the rider will range from $1.65 to $4.25.  The monthly cost of this rider will be added to the Monthly Deduction on the Policy.

This rider is not available in all states.

Accelerated Care

This rider is not available under Policies issued on and after September 19, 2011.

We offer an accelerated care rider under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any Additional Protection Benefit amounts, if the Insured becomes “chronically ill”.  The Insured is deemed “chronically ill” if he or she”:

• is unable to perform, without substantial assistance, at least two activities of daily living for at least 90 consecutive days due to a loss of functional capacity; or

• requires substantial supervision by another person to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

The accelerated care rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

• we receive proof satisfactory to us that the Insured is chronically ill,

• we receive a plan of care to address the Insured’s chronic illness, and

• 60 days have elapsed since the Insured began receiving “qualified long-term care services,” as defined in the rider (we refer to this 60-day period as the “elimination period”).

The 60 days need not be consecutive, but must be completed within a period of 180 days.  We will not pay for expenses incurred during the elimination period.  We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services.  In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

The benefit date is the first day on which the Insured incurs expenses for qualifying long-term care services, as defined in the rider.

If your Policy’s Death Benefit option is Option B on the final day of the elimination period, we automatically will change the Death Benefit option to Option A on the benefit date.  At that time, we also will increase the Face Amount of your Policy by an amount equal to your Policy’s Accumulated Value.

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The accelerated care benefit amount we will pay in any month will not exceed the lesser of (i) the actual expenses incurred by the Insured for qualified long-term care services, as defined in the rider, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payee) and other government programs, excluding Medicaid, and (ii) the monthly benefit limits.  When you apply for the rider, you select from one of two options we use to determine the monthly benefit limits.  Once you select an option, you cannot change it.  The options are:

	Percentage Limit
Covered Service	Option 1	Option 2
Nursing Home Care	1.0%	2.0%
Home Health Care	1.0%	2.0%
Adult Day Care	0.5%	1.0%

The monthly benefit limit for a particular type of care equals the Death Benefit of the Policy at the benefit date multiplied by the percentage limits based on the option selected.  If an Insured should incur more than one type of care in a given month, we will pay expenses incurred for all qualified long-term care services during that month up to the greatest monthly benefit limit applicable to one type of care received.  We will prorate the monthly benefit limit for each type of care for partial months of eligibility.

If the Owner exercises any right under the Policy which changes the Death Benefit of the Policy, the monthly benefit limits will be adjusted accordingly in proportion to the change in the Death Benefit.

When we make an accelerated care benefit payment, we will also calculate a monthly benefit ratio.  We describe this ratio in your Policy and use the monthly benefit ratio to determine how each accelerated care benefit payment we make affects your Policy’s values.

Each time we make an accelerated care benefit payment, we will:

a)             reduce your remaining benefit amount (this amount is initially the Death Benefit at the benefit date) by the amount of each accelerated care benefit payment;

b)             reduce your Policy’s Face Amount (including any increase segments), Accumulated Value, and any Surrender Charges in effect on the your Policy immediately following any accelerated care benefit payment to their respective values immediately preceding that payment times the monthly benefit ratio associated with that payment;

c)              reduce your Policy’s Death Benefit to reflect reductions in your Policy’s Face Amount and Accumulated Value; and

d)             reduce your Minimum Monthly Premium to reflect the reduction in your Policy’s Face Amount.

Each accelerated care benefit payment will be applied to pay a pro-rata portion of any debt owed to us on the Policy.  When the cumulative accelerated care benefit payments reach the initial benefit amount, equal to the Death Benefit at the benefit date, payments under the rider will end.

We will offer an optional inflation protection feature with this rider.  This feature will increase the amount available for acceleration without increasing the Policy’s Death Benefit.  As a result, accelerated care riders sold with this feature will accelerate the Death Benefit faster than those sold without it.

We will waive all Monthly Deductions for your Policy and all riders attached to your Policy while accelerated care benefits are being paid under this rider.  All other charges under your Policy, including the daily mortality and expense risk charge, will continue to apply.  While accelerated care benefits are being paid under this rider, we may require that the Accumulated Value of your Policy be held entirely in the General Account.  In addition, the Death Benefit option may not be changed while accelerated care benefits are being paid under the rider. The Owner may once again allocate new premiums or transfer Accumulated Value to subaccounts of the Separate Account following 180 consecutive days during which qualified long-term care services are not incurred by the Insured.

Charges.  We will assess a monthly charge for the accelerated care rider, which will include an amount per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction.  We will add this charge to your Monthly Deduction.  The rider charge varies based on the age and gender of the Insured, and the benefit options selected.  Once we pay benefits under the accelerated care rider, we waive this charge until the Insured is no longer eligible to receive benefits.  If you elect the accelerated care rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay

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the rider charges.  You should consult a tax adviser with respect to these charges.  See “Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders” in the prospectus under “Federal Income Tax Consequences.”

Tax Consequences.  The accelerated care rider has been designed to meet federal tax requirements that should generally allow accelerated care benefit payments to be excluded from gross income.  You should consult a tax adviser before adding this rider to your Policy or requesting benefits under this rider.

Availability.  The accelerated care rider is available only at issue and is subject to full medical underwriting.  This rider will not be available in qualified plans.  The accelerated care rider will not be available for Policies with Face Amounts (including any Additional Protection benefit coverage) in excess of $1,000,000.  The accelerated care rider will terminate if the base Policy terminates, or if you choose to terminate the rider.

In general, we will not issue the accelerated care rider on a Policy with substandard ratings.  However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The accelerated care rider provides for certain exclusions from coverage.  Please see your rider for more details.

Chronic Care Protection

This rider is not available under Policies issued on and after September 19, 2011.

We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy including any Additional Protection Benefit amounts has been accelerated.  The chronic care protection rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

a)             we receive proof satisfactory to us that the Insured is chronically ill,

b)             we receive a plan of care to address the Insured’s chronic illness, and

c)              we have accelerated the entire Death Benefit of the Policy under the accelerated care rider.

We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services.  In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

Because chronic care protection benefits represent an extension of benefits beginning after the benefit amount under the accelerated care rider have been exhausted, payment of chronic care protection benefits will not effect your Policy’s values.

The chronic care protection benefit amount that we will pay in any month may not exceed the lesser of the actual expenses incurred by the Insured for qualified long-term care services, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payor) and other government programs, excluding Medicaid, and (ii) the monthly benefit limit. When you apply for this rider, you select one of the three benefit options we offer. We use these benefit options to determine monthly benefit limits and benefit periods. Once you select a benefit option, you cannot change it. We reserve the right to limit the availability of the benefit options based on the benefit option you selected for the accelerated care rider.

	Percentage Limit
Covered Service	Option 1	Option 2	Option 3
Nursing Home Care	1.0%	2.0%	2.0%
Home Health Care	1.0%	2.0%	2.0%
Adult Day Care	0.5%	1.0%	1.0%

Option	Benefit Period
Option 1	Until the death or recovery of the Insured.
Option 2	Until the death or recovery of the Insured.
Option 3	Until an amount equal to the inflation adjusted rider Face Amount has been paid under the rider.

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The monthly benefit limit for a particular type of care is equal to the chronic care protection rider Face Amount multiplied by the percentage limit for the option selected.  If an Insured should incur costs for more than one type of care in a given month, we will pay benefits for all covered costs incurred during that month up to the greatest monthly benefit limit applicable to one type of care received.  We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.

This rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this rider lapses after three years.  Electing optional nonforfeiture benefits may have tax consequences.  You should consult a tax adviser before electing the optional non-forfeiture provision.

An optional inflation protection feature will be available with this rider.  This feature will increase the maximum monthly benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the rider.

Charge.  We will assess a monthly charge per $1,000 of Face Amount for the chronic care protection rider.  We will add this charge to your Monthly Deduction.  The chronic care protection rider charge varies based on the age and gender of the Insured, and the benefit options selected.  If you elect the chronic care protection rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.

Tax Consequences.  The chronic care protection rider has been designed to meet the federal tax requirements that should generally allow the payment of benefits to be excluded from gross income. In certain states, we may also offer a chronic care protection non-qualifying long-term care rider.  The tax consequences associated with benefit payments from this rider are, however, unclear, and a tax advisor should be consulted. You should also consult a tax adviser before adding to your Policy.

Availability.  The chronic care protection rider is available only at issue and is subject to full medical underwriting.  You may only elect this rider if you have also elected the accelerated care rider.  The chronic care protection rider will not be available in qualified plans.  This rider will terminate if the base Policy terminates, if the accelerated care rider terminates (not including when you have received the full benefit under that rider), or if you choose to terminate the rider.

In general, we will not issue the rider on a Policy with substandard ratings.  However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The chronic care protection rider provides for certain exclusions from coverage.  Please see your rider for more details.

Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders

We believe that benefits payable under the accelerated care rider and the chronic care protection rider should generally be excludable from gross income under the Internal Revenue Code (“Code”).  The exclusion of these benefit payments from taxable income, however, is contingent on the rider meeting specific requirements under the Code.  While guidance is limited, we believe that the accelerated care rider should satisfy these requirements.

The tax treatment of benefits payable under the chronic care protection rider are less clear if you elect the optional nonforfeiture provision.  Moreover, the tax qualification consequences of continuing the Policy after a distribution is made under the accelerated care rider and the chronic care protection rider are unclear.  You should consult a tax adviser about those consequences.

In certain states, however, we may also offer long term care riders that do not satisfy the requirements of the Code to be treated as qualified long-term care (“nonqualifying long-term care riders.”)  Because the federal tax consequences associated with benefits paid under nonqualifying long-term care riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care riders to your Policy.  We will advise you whether we intend for your rider to be nonqualifying.

You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the chronic care protection rider, or any nonqualifying long-term care rider.  The distribution will generally be taxed in the same manner as any other distribution under the Policy.  The tax treatment associated with the Monthly Deduction attributable to the cost of the accelerated care rider is unclear.  You should consult a tax adviser regarding the treatment of these payments.

Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  Accelerated Death Benefits paid under this rider are discounted.  The

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following factors may be used in the determination of the accelerated Death Benefit: Cash Surrender Value of the Policy, future premiums that may be paid under the Policy, any administrative fee assessed, mortality expectations, and the accelerated benefit interest rate in effect.  This rider is not available in all states and its terms may vary by state.  There is no cost for this rider.  It can be included in a Policy at issue, or it can be added after issue.  The maximum amount payable under both Terminal and Chronic riders for any individual Insured will be set by the company, such limit will not be less than $500,000.  Although it is not guaranteed, we currently permit benefit payments up to $1,500,000.  An Insured who has a chronic illness, as defined in the rider, may not receive benefits under the rider until a period of time not to exceed five years after the rider’s issue has passed.  Although this is not guaranteed, we currently require that this waiting period be only two years.

This rider has been designed to meet the federal tax requirements that will generally allow accelerated benefits to be excluded from gross income.  You should consult a tax advisor regarding the consequences of accelerating the Death Benefit under this rider because guidance with respect to such federal tax requirements is limited.

Overloan Protection

The overloan protection rider is summarized in the prospectus.  Additional information with respect to this rider is provided below.

Calculation of Cost.  There is a one-time exercise charge for this rider.  The exercise charge will be equal to the product of the exercise charge percentage shown on the overloan protection rider data page for the Attained Age of the Insured at the time of exercise multiplied by the Accumulated Value of the Policy.  The exercise charge will be deducted from the General Account of the Policy.

Effect of Increases or Decreases.  If you increase the Face Amount of a Policy with the overloan protection rider, the rider’s protection will extend to the increase.  If you decrease the Face Amount, the rider’s protection will apply to the reduced amount.

Tax Consequences.  The tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners’ 1980 Standard Ordinary Mortality Tables NB and SB.  Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See “Misstatement of Age and Sex,” in the prospectus.)  Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See “Settlement Options,” above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan.  Benefits available to participants under the plan will be governed solely by the provisions of the plan.  Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan.  In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ.  A tax adviser should be consulted with respect to such consequences.  Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”).  You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

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The current cost of insurance for the Net amount at Risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income.  We report this cost (generally referred to as the “P.S. 58” cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable.  However, the Accumulated Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex.  In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.  Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date.  In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.  The Policies offered by this prospectus, other than Policies issued in states which require “unisex” policies (currently Montana) and employee benefit plan Policies (see “Policies Issued in Conjunction with Employee Benefit Plans,” above) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

•                  the Face Amount;

•                  the current Death Benefit;

•                  any Policy loans and accrued interest;

•                  the current Accumulated Value;

•                  the non-loaned Accumulated Value in the General Account;

•                  the amount held as Collateral in the General Account;

•                  the value in each subaccount of the Separate Account;

•                  premiums paid since the last report;

•                  charges deducted since the last report;

•                  any Withdrawals since the last report; and

•                  the current Cash Surrender Value.

In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you semi-annually a report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies.  Matters of Vermont law pertaining to the Policies, including National Life’s right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Lisa Muller, Senior Counsel of National Life.

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EXPERTS

The statutory statements of admitted assets, liabilities, and capital and surplus of National Life as of December 31, 2012 and 2011, and the related statutory statements of income, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2012; the statements of net assets and the related statements of operations and of changes in net assets of each of the subaccounts constituting the National Variable Life Insurance Account at December 31, 2012 and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended; and the consolidated balance sheets and the related consolidated statements of operations, changes in stockholder’s equity and cash flows of NLV Financial Corporation and its subsidiaries at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, have been included in this Statement of Additional Information, which is part of the registration statement in reliance on reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, of 125 High Street Boston, Massachusetts 02110, as set forth in its reports included herein, and are included herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life, the Separate Account and of NLV Financial appear on the following pages.  The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies.  In addition to General Account allocations, General Account assets are used to guarantee the payment of certain benefits under the Policy.  To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these benefits, such amounts will come from General Account assets.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products.  All of National Life’s General Account investments are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

19

National Life Insurance

Company

Financial Statements and Supplemental

Schedules – Statutory-Basis

As of and for the Years Ended

December 31, 2012 and 2011

National Life Insurance Company

Financial Statements and Supplemental Schedules

Statutory-Basis

As of and for the Years ended December 31, 2012 and 2011

Contents

Independent Auditor’s Report

Statutory-Basis Financial Statements

Balance Sheets — Statutory-Basis
Statements of Operations — Statutory-Basis
Statements of Changes in Capital and Surplus — Statutory-Basis
Statements of Cash Flow — Statutory-Basis
Notes to Statutory-Basis Financial Statements

Independent Auditor’s Report

To the Board of Directors and Stockholders of

National Life Insurance Company:

We have audited the accompanying statutory financial statements of National Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2012 and 2011, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the three years ended December 31, 2012.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note A to the financial statements, the financial statements  are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note A and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont described in Note A.

April 22, 2013

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31,
	2012	2011
	(In Thousands)
Admitted Assets
Cash and invested assets:
Bonds	$5,365,245	$5,297,759
Common stocks	624,752	566,896
Mortgage loans	619,481	641,090
Real estate	50,394	46,373
Contract loans	563,872	563,426
Cash and short-term investments	34,665	67,154
Derivatives	13,005	9,688
Other invested assets	328,342	325,723
Total cash and invested assets	7,599,756	7,518,109

Deferred and uncollected premiums	60,333	62,995
Accrued investment income	78,236	79,832
Federal income taxes recoverable	—	24,153
Net deferred tax asset	127,842	135,739
Receivables from affiliates	17,847	4,687
Notes receivable	33,756	33,623
Other admitted assets	245,284	238,574
Separate account assets	692,771	681,617

Total admitted assets	$8,855,825	$8,779,329

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31,
	2012	2011
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,599,497	$5,553,190
Accident and health reserves, net of reinsurance	526,637	511,406
Liability for deposit-type contracts	298,377	303,117
Unpaid policy and contract claims	33,675	42,836
Policyholders’ dividends	99,467	115,131
Other policy and contract liabilities	2,967	2,764
Total policy and contract liabilities	6,560,620	6,528,444

Employee and agent benefits	81,309	131,728
Minimum pension benefit obligation	27,117	59,675
Interest maintenance reserve	66,317	69,376
Asset valuation reserve	70,628	60,490
Payable to subsidiary	—	17,321
Derivatives	2,669	3,500
Other liabilities	71,606	88,169
Separate account liabilities	688,503	677,967
Total liabilities	7,568,769	7,636,670

Capital and surplus:
Surplus notes	200,000	200,000
Common stock, $1 par value:
Authorized - 2.5 million shares
Issued and outstanding 2.5 million shares	2,500	2,500
Additional paid-in surplus	126,976	107,123
Special surplus funds	4,914	56,727
Unassigned surplus	952,666	776,309
Total capital and surplus	1,287,056	1,142,659

Total liabilities and capital and surplus	$8,855,825	$8,779,329

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2012	2011	2010
	(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health contracts	$421,129	$445,133	$465,437
Considerations for supplementary contracts with life contingencies	928	1,132	1,229
Net investment income	408,940	377,376	396,110
Amortization of interest maintenance reserve	4,870	4,991	4,183
Other income	33,916	6,823	7,168
Total premiums and other revenue	869,783	835,455	874,127
Benefits paid or provided:
Death benefits	173,229	173,898	172,078
Annuity benefits	40,792	36,729	29,912
Surrender benefits and other fund withdrawals	283,556	288,315	294,996
Other benefits	46,313	41,992	45,840
Increase in policy reserves	61,537	34,557	24,120
Total benefits paid or provided	605,427	575,491	566,946
Insurance expenses:
Commissions	34,678	31,822	33,921
General and administrative expenses	123,152	135,716	144,428
Insurance taxes, licenses, and fees	11,695	13,580	11,293
Net transfers from separate accounts	(43,420)	(40,546)	(15,093)
Total insurance expenses	126,105	140,572	174,549
Gain from operations before dividends to policyholders, income taxes, and net realized capital gains	138,251	119,392	132,632
Dividends to policyholders	93,848	109,702	127,318
Gain from operations before income taxes and net realized capital gains	44,403	9,690	5,314
Federal income tax benefit	32,282	24,045	21,770
Gain from operations before net realized capital gains	76,685	33,735	27,084
Net realized capital losses	(12,127)	(7,791)	(6,198)
Net income	$64,558	$25,944	$20,886

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis

				Surplus Notes	Total
	Common	Paid-in	Unassigned	and Special	Capital and
	Stock	Surplus	Surplus	Surplus	Surplus
	(In Thousands)
Balances at January 1, 2010	$2,500	$107,123	$772,059	$252,521	$1,134,203
Net income	—	—	20,886	—	20,886
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	44,904	—	44,904
Change in asset valuation reserve	—	—	(25,912)	—	(25,912)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	(10,834)	—	(10,834)
Change in non-admitted assets	—	—	(9,571)	—	(9,571)
Change in deferred tax asset	—	—	12,558	2,136	14,694
Dividends to stockholders	—	—	(25,000)	—	(25,000)
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(7,604)	—	(7,604)
Other adjustments to surplus, net	—	—	(21)	432	411
Balances at December 31, 2010	2,500	107,123	771,465	255,089	1,136,177
Net income	—	—	25,944	—	25,944
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	11,234	—	11,234
Change in asset valuation reserve	—	—	(11,662)	—	(11,662)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	774	—	774
Change in non-admitted assets	—	—	(7,190)	—	(7,190)
Change in deferred tax asset	—	—	2,703	1,630	4,333
Dividends to stockholders	—	—	—	—	—
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(16,891)	—	(16,891)
Other adjustments to surplus, net	—	—	(68)	8	(60)
Balances at December 31, 2011	2,500	107,123	776,309	256,727	1,142,659
Net income	—	—	64,558	—	64,558
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	62,943	—	62,943
Change in asset valuation reserve	—	—	(10,138)	—	(10,138)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	21,162	—	21,162
Change in non-admitted assets	—	—	32,724	—	32,724
Change in deferred tax asset	—	—	35,272	(52,446)	(17,174)
Dividends to stockholders	—	—	(30,000)	—	(30,000)
Change in paid-in-surplus	—	19,853	—	—	19,853
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	—	—	—
Other adjustments to surplus, net	—	—	(164)	633	469
Balances at December 31, 2012	$2,500	$126,976	$952,666	$204,914	$1,287,056

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Cash Flow — Statutory Basis

	Year ended December 31
	2012	2011	2010
	(In Thousands)
Operating activities:
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$423,841	$443,135	$474,435
Net investment income received	417,928	389,458	396,667
Benefits paid	(568,566)	(531,725)	(537,838)
Net transfers to Separate Accounts	45,935	45,434	25,902
Insurance expenses paid	(163,863)	(169,032)	(172,663)
Dividends paid to policyholders	(109,512)	(126,509)	(128,558)
Federal income taxes recovered	54,045	2,571	30,842
Other income received, net of other expenses paid	25,444	594	6,541
Net cash provided by operating activities	125,252	53,926	95,328

Investing activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	609,177	812,133	1,274,476
Stocks	11,103	7,318	37,232
Mortgage loans	58,584	66,481	119,684
Real estate	4,431	—	—
Other invested assets	57,702	51,861	46,326
Miscellaneous proceeds	166	5,088	17,597
Total proceeds from sales, maturities, or repayments of investments	741,163	942,881	1,495,315
Cost of investments acquired:
Bonds	(683,510)	(902,700)	(1,350,660)
Stocks	(9,890)	(10,487)	(6,036)
Mortgage loans	(39,265)	(23,900)	(52,175)
Real estate	(8,798)	(2,526)	(2,526)
Other invested assets	(61,184)	(97,526)	(73,644)
Miscellaneous applications	(1,107)	(498)	(14,942)
Total cost of investments acquired	(803,754)	(1,037,637)	(1,499,983)
Net change in contract loans	(446)	104	(4,799)
Net cash used in investing activities	(63,037)	(94,652)	(9,467)

Financing and miscellaneous activities:
Other cash (applied) provided:
Deposits on deposit-type contract funds and other liabilities without life contingencies	(12,956)	88,613	2,920
Dividends to stockholders	(30,000)	—	(25,000)
Other cash applied	(51,748)	(45,169)	(14,697)
Net cash (applied) provided in financing and miscellaneous activities	(94,704)	43,444	(36,777)

Net increase in cash and short-term investments	(32,489)	2,718	49,084
Cash and short-term investments:
Beginning of year	67,154	64,436	15,352
End of year	$34,665	$67,154	$64,436

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2012

A.  Significant Accounting Policies

Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products.  Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds.  The Company’s insurance and annuity products are primarily marketed through a general agency system. Life Insurance Company of the Southwest (“LSW”) is the Company’s only wholly-owned subsidiary, with assets of $10.95 billion and surplus of $0.6 billion, as of December 31, 2012.  LSW’s principal product line is annuities, which it sells primarily through independent agents.

On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company.  This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”).

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block.  The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure.  The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities.  The Closed Block was established to protect the policy dividend expectations related to these policies.  The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce.  Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits.  Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corporation (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”).  NLHC and its subsidiaries (including the Company) are collectively known as National Life Group.  The Company is licensed in all 50 states and the District of Columbia.  In 2012, approximately 22% of total collected premiums and deposits are from residents of the states of New York and California.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual — version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department.  NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance.  Although the Company had no such practices in effect as of December 31, 2012, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and U.S. GAAP.  Under statutory accounting practices:

Investments:  Investments in bonds are reported at amortized cost or fair value based on their NAIC rating.  For U.S. GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost. The remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under U.S. GAAP and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under U.S. GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan.  Under U.S. GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under U.S. GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.  That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under U.S. GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus.  The AVR is not recognized under U.S. GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under U.S. GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Surplus Notes: Notes issued are recorded as a component of capital and surplus, whereas under U.S. GAAP, surplus notes are recorded as debt. Under NAIC SAP surplus note interest

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

is not recorded as a liability or an expense until approval for payment of such interest has been granted by the Commissioner, whereas under U.S. GAAP the interest is accrued throughout the year.

Investment in Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under U.S. GAAP but are included as an Investment in Subsidiary at the statutory carrying value.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures manual are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.  The concept of nonadmitted assets is not recognized under U.S. GAAP.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income.  Under U.S. GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under U.S. GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under U.S.  GAAP. Commissions paid by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under U.S. GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Pension and Post-Employment Benefits: For purposes of calculating the Company’s pension and post-employment benefit obligation, only vested participants and current retirees are included in the valuation. Under U.S. GAAP, active participants not currently eligible would also be included in the liability estimate.

Deferred Income Taxes: Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.  Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities.  Unrealized gains and losses are presented net of related changes in deferred taxes.  The net change in other deferred taxes is recorded in adjustments to unassigned surplus.  Deferred taxes do not include amounts for state taxes.

Under U.S. GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years and a valuation allowance is established for deferred tax assets not realizable.  Also, state income taxes are included in the computation of deferred taxes.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under U.S. GAAP.

Statements of Cash Flow:  Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under U.S.  GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with U.S. GAAP is as follows:

	Net Income			Capital and Surplus
	Year ended December 31			December 31
	2012	2011	2010	2012	2011
	(In Thousands)
Statutory-basis	$64,558	$25,944	$20,886	$1,287,056	$1,142,659
Add (deduct) adjustments:
Investments	88,742	104,443	114,495	1,310,587	985,735
Policy acquisition costs	(26,652)	(24,251)	(29,693)	281,779	308,431
Nonadmitted assets	—	—	—	97,892	130,615
Policyholder reserves	26,418	24,957	15,182	(46,673)	(74,568)
Policyholder dividends	(6,791)	(923)	8,578	60,335	68,604
Asset valuation reserve	—	—	—	70,628	60,490
Interest maintenance reserve	(3,059)	2,861	7,122	66,317	69,376
Income taxes	(12,112)	(10,939)	(11,285)	(124,874)	(164,501)
Other comprehensive income, net	—	—	—	(512,363)	(395,068)
Other, net	2,494	5,889	1,994	(21,978)	(33,345)
Interest, Surplus Notes	—	—	(496)	(6,125)	(6,125)
GAAP-basis	$133,598	$127,981	$126,783	$2,462,581	$2,092,303

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments.  Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Investments (continued)

economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains/ (losses) are reported in unassigned surplus.

Cash includes cash equivalents.  Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash) and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF plus admissible statutory goodwill.  During 2011, the Company recognized an adjustment in the carrying value of its wholly-owned subsidiary of $40.1 million.  This adjustment was the result of making a change to the interest rate methodology being employed in the CARVM calculation of fixed rate and equity indexed annuities.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any.  A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  At that time, the mortgage loan is written down and a realized loss is recognized.

Contract loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any.  Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations, if any.  Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Investments (continued)

The Company’s futures and options contracts qualify for hedge accounting and are included in derivatives and are carried at fair value with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP 86 Accounting for Derivative Instruments and Hedging Activities.

The Company has ownership interests of less than 3% in several joint ventures.  The Company generally carries these interests based on the underlying U.S. GAAP equity of the investee. Realized capital gains and losses are determined using the specific identification basis. Changes in the carrying amounts of investments are credited or charged directly to unassigned surplus.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities, using certain quantitative characteristics that could be potentially impaired. These identified securities are subjected to an enhanced analysis.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

Fair Value Definition and Hierarchy

The Statutory Accounting Principles Working Group (“SAPWG”) adopted SSAP No. 100 Fair Value Measurements which conforms to Accounting Standards Codification (“ASC”) 820 with few modifications.  ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

ASC 820 requires consideration of three broad valuation techniques (i) the market approach, (ii) the income approach, and (iii) the cost approach. ASC 820 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. ASC 820 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2012 balance sheet as follows:

•                  Level 1 — Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date.  The types of assets and liabilities utilizing Level 1 inputs include short-term investments and common stocks listed in active markets and futures listed in derivative markets. Separate accounts classified within this level principally include mutual funds and common stocks.

•                  Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs represent options.  Certain separate account assets classified as Level 2 are primarily mortgage backed securities (MBS).

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Fair Value Definition and Hierarchy (continued)

•                  Level 3 — Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability.  Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

Valuation Techniques

Bonds — Bonds are stated at amortized cost with the exception of those bonds that are rated an NAIC 6 or that have been impaired.  Those bonds are carried at lower of cost or fair value and are included in Levels 2 and 3 of the fair value hierarchy.

Common stock — Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Actively traded common stocks with readily available market prices are categorized into Level 1 of the fair value hierarchy.

Short-term investments — Short-term investments consists of money market funds with observable market pricing and are categorized into Level 1.

Derivative assets and liabilities — Derivative assets and liabilities include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs, observed from actively quoted markets and is widely accepted by the financial services industry.  A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

Separate account assets — Separate account assets are categorized into Level 1 where the balances represent mutual funds with observable market pricing and into Level 2 where the balances represent government bonds carried at estimated fair value.

Presented here is the fair value of all assets and liabilities subject to fair value determination as well as the expanded fair value disclosures required by ASC 820.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2012
Assets
Bonds	—	14,364	—	14,364
Common stock	29,519	—	—	29,519
Total debt and equity securities	29,519	14,364	—	43,883
Other Invested Assets	—	—	207,876	207,876
Short-term investments	29,450	—	—	29,450
Derivative assets	164	12,841	—	13,005
Total cash and investments	29,614	12,841	207,876	250,331
Separate account assets	628,170	64,601	—	692,771
Total assets	687,303	91,806	207,876	986,985

Liabilities
Derivative liabilities	—	2,669	—	2,669
Total liabilities	—	2,669	—	2,669

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2011
Assets
Bonds	—	13,084	—	13,084
Common stock	29,922	—	—	29,922
Total debt and equity securities	29,922	13,084	—	43,006
Other Invested Assets	—	—	194,757	194,757
Short-term investments	59,650	—	—	59,650
Derivative assets	138	9,550	—	9,688
Total cash and investments	59,788	9,550	194,757	264,095
Separate account assets	609,921	71,696	—	681,617
Total assets	699,631	94,330	194,757	988,718

Liabilities
Derivative liabilities	—	3,500	—	3,500
Total liabilities	—	3,500	—	3,500

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

The Tables below summarize the reconciliation of the beginning and ending balances and related changes for the years ended December 31, 2012 and 2011 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value:

At December 31, 2012

				Net
				Investment
				Gains/Loss in
				earnings
	Beginning	Transfers Into	Transfer Out of	(Realized and						Ending
Assets	Balance	Level 3	Level 3	Unrealized)	Unrealized	Purchases	Issuances	Sales	Settlement	Balance
	(In Thousands)

Other invested assets	194,757	—		(2,821)	10,294	41,326	—	(35,680)	—	207,876
Total invested assets	194,757	—	—	(2,821)	10,294	41,326	—	(35,680)	—	207,876

At December 31, 2011

				Net
				Investment
				Gains/Loss in
				earnings
	Beginning	Transfers Into	Transfer Out of	(Realized and						Ending
Assets	Balance	Level 3	Level 3	Unrealized)	Unrealized	Purchases	Issuances	Sales	Settlement	Balance
	(In Thousands)
Corporate	34	—	—	—	(34)	—	—	—	—	—
Total AFS debt and equity balance	34	—	—	—	(34)	—	—	—	—	—
Other invested assets	181,645			(576)	878	43,593	—	(30,783)		194,757
Total invested assets	181,679	—	—	(576)	844	43,593	—	(30,783)	—	194,757

During 2012 and 2011, there were no significant transfers between fair value levels 1 and 2.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

The below tables show the aggregate fair value for all financial instruments and their corresponding level within the fair value hierarchy for years ended December 31, 2012 and 2011:

At December 31, 2012

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)

Bonds	6,084,684,779	5,365,244,542	7,843,185	6,065,201,942	11,639,652
Preferred Stock	—	—	—	—	—
Common Stock	624,751,527	624,751,527	29,519,283	—	595,232,244
Mortgage Loans	—	619,480,636	—	—	—	619,480,636	*
Real Estate	46,563,052	50,393,528	—	46,528,796	34,256
Short Term Investments	34,250,000	34,250,000	34,250,000	—	—
Derivative Asset	13,005,161	13,005,164	164,222	12,840,939	—
Other Invested Assets	242,636,631	328,341,450	—	32,993,444	209,643,187	90,578,539
Separate Account Assets	692,770,615	692,770,615	628,169,341	64,601,274	—

Derivative Liability	2,668,553	2,668,553	—	2,668,553	—

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation

Mortgage Loans	619,480,636			(A)
Other Invested Assets	90,578,539			(A)

(A) - It was not practible to determine the fair value of these financial instruments as a quoted market price is not available.

*Estimated fair value of mortgage loans are included in Note O.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

At December 31, 2011

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Bonds	5,860,647,698	5,297,758,860	8,497,495	5,839,705,600	12,444,603
Preferred Stock	—	—	—	—	—
Common Stock	566,896,398	566,896,398	29,922,248	—	536,974,150
Mortgage Loans	—	641,089,534	—	—	—	641,089,534	*
Real Estate	55,763,746	46,372,671	—	55,728,795	34,951
Short Term Investments	59,650,000	59,650,000	59,650,000	—	—
Derivative Asset	9,688,371	9,688,371	138,215	9,550,156	—
Other Invested Assets	228,928,890	325,722,738	—	30,513,837	198,415,053	99,275,196
Separate Account Assets	681,616,601	681,616,601	609,920,448	71,696,153	—

Derivative Liability	3,499,895	3,499,895	—	3,499,895	—

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation

Mortgage Loans	641,089,534			(A)
Other Invested Assets	99,275,196			(A)

(A) - It was not practible to determine the fair value of these financial instruments as a quoted market price is not available.

*Estimated fair value of mortgage loans are included in Note O.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks.  The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold.  IMR amortization is included in net investment income.  The Company uses the seriatim method for the amortization of  IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from  the Balance Sheets.  The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Property and Equipment

Property and equipment is reported at depreciated cost.  Assets are depreciated over their useful life using the straight line method of depreciation.  Real property owned by the Company is primarily depreciated over 40 years with a half year convention and renovations and semi-permanent fixtures depreciated over 20 years.  Furniture and equipment is depreciated over seven years and five years, respectively.  Electronic Data Processing equipment and software is depreciated for a period not exceeding three years.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals.  In 2011, the Company expanded its investments in the program by approximately $50.5 million.  The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $218.5 million and $209.6 million at December 31, 2012 and 2011, respectively, and is included in Other Admitted Assets.  COLI income includes the net change in cash surrender value and any benefits received.  COLI income was $9.0 million, $6.8 million, and $6.2 million in 2012, 2011, and 2010, respectively, and is included in Other Income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary.  Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected.  Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.  Commissions and other policy and contract costs are expensed as incurred.  First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using NAIC SAP.  Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners’ Standard Ordinary (“CSO”) mortality tables.  Methods used to calculate life reserves consist primarily of net level premium, Commissioners’ Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death.  Surrender values are not promised in excess of the legally computed reserves.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Benefit Reserves (continued)

Extra premiums are charged for substandard lives in addition to the gross premium for a true age.  Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve.  Where the extra premium is a flat rate, the extra reserve is equal to one-half the flat extra premium charge for the year.  For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating.  No substandard extra reserves are held after 20 years or at age 65 if later.

Reserves for individual annuities are determined principally using the Commissioners’ Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models.  Active life disability income reserves are determined primarily using the Commissioners’ Disability 1964 table with the 1958 CSO mortality table and Commissioners’ Individual Disability Table A morbidity tables with the 1980 CSO mortality tables.  Valuation interest rates for active life reserves range from 3.0% to 6.0%.  Disability income reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation.  Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

As of December 31, 2012 and 2011, the Company had $2.5 billion and $2.6 billion, respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation law adopted by the Department.  At December 31, 2012 and 2011, reserves on the above inforce insurance totaled $68.4 million and $66.8 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis; while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis.  Term life insurance policies, while on a participating basis, currently receive no dividend.  Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year.  The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results.  The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life and pension policyholders, and the Company’s pension plans.  Separate account liabilities represent the policyholders’ share of separate account assets.  The Company also participates in certain separate accounts.  Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed.  Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

The Company had approximately $0.7 million and $0.9 million of reserves for minimum death benefit guarantees on variable annuities at December 31, 2012 and 2011, respectively.  These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a “dollar for dollar” basis, which increases the risk profile of this benefit.  Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval.  Policyholder partial withdrawals to date have not been significant.  The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Subsequent Events

The Company has evaluated events subsequent to December 31, 2012 and through the statutory-basis financial statement issuance date of April 22, 2013.  The Company has not evaluated subsequent events after the issuance date for presentation in these statutory-basis financial statements.

SSAP No. 101 — Income Taxes

In 2011, the NAIC adopted SSAP No. 101 — Income Taxes. SSAP No. 101 replaces SSAP No. 10 and SSAP No. 10R. SSAP No.101 provides expanded limits for admitting deferred tax assets under certain circumstances.  Also, SSAP No.101 utilizes certain principles found in FIN 48 — Accounting for Uncertainty in Income Taxes and FAS 109 — Accounting for Income Taxes, which have been codified in ASC 740 — Tax Provisions, but does not adopt guidance found in ASC 740. The effective date for implementation of SSAP No.101 was January 1, 2012. There was no cumulative effect adjustment from adopting this revised accounting standard.  The admitted deferred tax asset under SSAP No. 10R of $52.4 million previously recorded to special surplus funds as of December 31, 2011 was transferred to unassigned surplus on January 1, 2012.

SSAP No. 100 — Fair Value Measurements

In 2010, the NAIC adopted revisions to modify disclosures within SSAP No. 100, Fair Value Measurements.  The guidance adopts new and revised disclosures from ASU 2010-06, Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measures. The revision also clarifies fair value measurements which are considered recurring and nonrecurring for statutory accounting. Two additional items were deferred during the 2010 discussion which were subsequently adopted during the 2011 NAIC Fall National Meeting: 1) The reporting entity shall disclose the fair value hierarchy and the method used to obtain the fair value measurement for all items in which fair value is disclosed within the Annual Statement investment schedules, 2) requires a gross presentation of purchases, sales, issues and settlement within the reconciliation for fair value measurements categorized within Level 3 of the fair value hierarchy. These two items are effective for the first quarter 2012 reporting period. These additional disclosures were provided in the interim statements in 2012 and are included in the fair values included in Note A — Significant Accounting Policies.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Adoption of New Accounting Standards (continued)

SSAP No. 92 — Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 — Accounting for Pensions

In 2012, the NAIC adopted SSAP No. 92 — Accounting for Postretirement Benefits Other Than Pensions and SSAP 102- Accounting for Pensions. SSAP No. 102 adopts the accounting and disclosure guidance in FAS 158 — Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans and various Emerging Accounting Interpretations that were applicable to SSAP No. 89 and 14 for pensions and post retirement benefits, respectively. Clarification has been included in SSAP No. 102 to ensure both vested and nonvested employees are included within the recognition of net periodic pension cost and in the pension benefit obligation. Although this is consistent with U.S. GAAP, this is a change from previous statutory accounting.

As nonvested employees were excluded from statutory accounting under SSAP No. 89, guidance has been included to indicate that the unrecognized prior service cost attributed to nonvested individuals is not required to be included in net periodic pension cost entirely in the year the reporting entity adopts SSAP No. 102. Reporting entities may elect to recognize the entire transition surplus impact as of January 1, 2013; or alternatively may elect to recognize the surplus impact over a period not to exceed 10 years. The Company’s adoption of these revised accounting standards did not have a material impact on the Company’s financial statements.

SSAP No. 61 — Life, Deposit-Type and Accident and Health Reinsurance

In 2012, the NAIC adopted SSAP No. 61 — Life, Deposit-Type and Accident and Health Reinsurance, requiring additional disclosures regarding certified reinsurers. The guidance defines a certified reinsurer as an assuming insurer that does not meet the requirements to be considered authorized in the domestic state of the ceding insurer, but has been certified by such state and is required to provide collateral as security for its reinsurance obligations incurred under contracts entered into or renewed on or after the effective date of certification. Currently there is no impact on the Company as Vermont, the State of Domicile, has not adopted the Credit for Reinsurance Model Law for year end 2012.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements.  Actual results could differ from those estimates.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Reclassifications

Certain 2011 amounts have been reclassified to conform to the 2012 presentation.

B.  Investments

The carrying value and the fair value of investments in bonds is summarized as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Thousands)
At December 31, 2012
Bonds:
U.S. government obligations	$18,858	$2,282	$—	$21,140
Government agencies, authorities and subdivisions	24,336	5,541	—	29,877
Corporate:
Communications	328,932	56,445	—	385,377
Consumer & retail	674,806	100,045	815	774,036
Financial institutions	632,445	98,742	1,514	729,673
Industrial and chemicals	440,238	66,867	696	506,409
REITS	115,022	9,959	69	124,912
Transportation	71,747	14,584	48	86,283
Utilities	733,870	115,252	1,375	847,747
Total corporate	2,997,060	461,894	4,517	3,454,437

Private placements	426,419	41,205	1,137	466,487
Mortgage-backed securities	1,898,572	214,890	718	2,112,744
Total bonds	$5,365,245	$725,812	$6,372	6,084,685

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Thousands)
At December 31, 2011
Bonds:
U.S. government obligations	$19,726	$1,311	$—	$21,037
Government agencies, authorities and subdivisions	24,765	4,787	—	29,552
Corporate:
Communications	358,915	42,040	6,003	394,952
Consumer & retail	639,010	85,875	594	724,291
Financial institutions	635,405	57,070	9,723	682,752
Industrial and chemicals	407,793	54,986	2,291	460,488
Other corporate	5,166	2,399	—	7,565
REITS	71,209	5,829	189	76,849
Transportation	72,240	13,478	197	85,521
Utilities	687,310	98,658	2,865	783,103
Total corporate	2,877,048	360,335	21,862	3,215,521

Private placements	405,720	36,808	425	442,103
Mortgage-backed securities	1,970,500	198,051	16,118	2,152,433
Total bonds	$5,297,759	$601,292	$38,405	$5,860,646

A summary of the carrying value and fair value of investments in bonds at December 31, 2012, by contractual maturity, is as follows:

	Carrying	Fair
	Value	Value
	(In Thousands)
Years to maturity:
One or less	$164,577	$167,715
After one through five	995,077	1,113,451
After five through ten	1,476,131	1,665,181
After ten	830,888	1,025,594
Mortgage-backed securities	1,898,572	2,112,744
Total	$5,365,245	$6,084,685

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2012:
Unaffiliated common stocks	$28,629	$1,415	$525	$29,519
Affiliated common stocks	$317,764	$277,469	$—	$595,233
Total common stocks	$346,393	$278,884	$525	$624,752

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2011:
Unaffiliated common stocks	$28,622	$1,497	$197	$29,922
Affiliated common stocks	$317,763	$219,211	$—	$536,974
Total common stocks	$346,385	$220,708	$197	$566,896

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2012 and 2011:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
	(In Thousands)
At December 31, 2012
Bonds:
Corporate:
Consumer & retail	$15,821	$514	$1,715	$301	$17,536	$815
Financial institutions	26,732	688	16,159	826	42,891	1,514
Industrial and chemicals	29,244	324	3,658	372	32,902	696
REITS	10,044	61	1,991	8	12,035	69
Transportation	2,442	48	—	—	2,442	48
Utilities	38,823	964	4,571	411	43,394	1,375
Total Corporate	123,106	2,599	28,094	1,918	151,200	4,517

Private placements	21,578	1,137	—	—	21,578	1,137
Mortgage-backed securities	29,427	453	20,303	265	49,730	718
Total bonds	174,111	4,189	48,397	2,183	222,508	6,372

Common stocks	17,067	525	1,240	—	18,307	525
	$191,178	$4,714	$49,637	$2,183	$240,815	$6,897

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
	(In Thousands)
At December 31, 2011
Bonds:
Corporate:
Communications	$34,903	$5,327	$14,674	$676	$49,577	$6,003
Consumer & retail	22,882	594	—	—	22,882	594
Financial institutions	106,580	4,383	46,595	5,340	153,175	9,723
Industrial and chemicals	18,378	430	10,418	1,861	28,796	2,291
REITS	—	—	1,810	189	1,810	189
Transportation	4,167	197	—	—	4,167	197
Utilities	13,633	169	10,843	2,696	24,476	2,865
Total Corporate	200,543	11,100	84,340	10,762	284,883	21,862

Private placements	15,471	425	—	—	15,471	425
Mortgage-backed securities	63,459	5,494	16,316	10,624	79,775	16,118
Total bonds	279,473	17,019	100,656	21,386	380,129	38,405

Common stocks	2,934	197	—	—	2,934	197
	$282,407	$17,216	$100,656	$21,386	$383,063	$38,602

Of the $4.2 million total unrealized losses on debt securities in the less than 12 months category recognized in 2012, $2.6 million total unrealized losses are in the corporate bond portfolio and are concentrated in the utility, financial institution and consumer & retail sectors.  In 2012, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index tightened by approximately 79 basis points from 218 basis points at the beginning of the year to 139 basis points at the end of the year.  Over the same time period, the Barclays US Corporate High Yield Index tightened by approximately 147 basis points from a beginning level of 718 basis points to a year end level of 571.  Despite the overall favorable credit environment in 2012, the group holds and monitors some individual credits that experienced a decline in market value during this timeframe.

Of the $2.2 million unrealized losses on debt securities in the more than 12 months category recognized in 2012, $1.9 million was in the corporate bond portfolio.  The unrealized losses are concentrated in the financial institutions and utilities sectors.  Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2012 are temporary.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

The Company had $5.2 million of loan-backed securities with an other-than-temporary impairment at December 31, 2012. The table below includes all loan-backed securities, for which the present value of the cash flows expected to be collected is less than the amortized cost basis:

CUSIP	Book/Adj Carrying Value Amortized Cost before current period OTTI	Projected Cash Flows	Recognized other-than- temporary impairment	Amortized cost after other-than- temporary impairment	Fair Value at the time of OTTI
46632HAP6	6,730,443	1,550,014	5,180,429	1,550,014	1,550,014
Total			5,180,429

The Company recorded $8.3 million and $5.5 million of other-than-temporary impairments on bonds in 2012 and 2011, respectively.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2012	2011
Geographic Region
New England	4.1%	1.1%
Middle Atlantic	4.2%	5.2%
East North Central	15.6%	16.6%
West North Central	9.4%	8.1%
South Atlantic	25.8%	28.2%
East South Central	2.7%	2.6%
West South Central	6.4%	7.4%
Mountain	8.1%	8.1%
Pacific	23.7%	22.7%
	100.0%	100.0%

	2012	2011
Property Type
Apartment	11.7%	11.4%
Retail	14.1%	13.3%
Office Building	39.5%	40.5%
Industrial	28.8%	30.6%
Mixed Use	3.9%	3.9%
Other Commercial	2.0%	0.3%
	100.0%	100.0%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis.  Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs.  The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios.  The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios at December 31, 2012 and 2011:

Debt Service Coverage Ratios as of December 31, 2012

LTV Range	Greater than 2.0x	1.5x to 2.0x	1.25x to 1.5x	1.0x to 1.25x	Less than 1.0x	Total Carrying Value
	($ in thousands)

< 50%	$28,125	$85,759	$12,767	$2,436	—	$129,087
50% – 60%	31,055	48,020	53,286	4,161	$4,947	141,469
60% – 70%	—	117,124	12,748	29,804	4,553	164,229
70% – 80%	—	14,680	36,920	2,781	—	54,381
80% – 90%	—	—	8,959	32,680	6,137	47,776
> 90%	—	6,657	7,474	22,922	45,486	82,539
Total	$59,180	$272,240	$132,154	$94,784	$61,124	$619,481

Debt Service Coverage Ratios as of December 31, 2011

LTV Range	Greater than 2.0x	1.5x to 2.0x	1.25x to 1.5x	1.0x to 1.25x	Less than 1.0x	Total Carrying Value
	($ in thousands)

< 50%	$23,997	$44,888	$17,103	$2,686	$3,872	$92,546
50% – 60%	23,380	53,860	49,492	—	1,911	128,643
60% – 70%	—	45,753	88,137	14,225	2,947	151,062
70% – 80%	—	37,791	33,486	23,784	—	95,061
80% – 90%	—	—	21,579	18,395	20,606	60,580
> 90%	—	—	27,106	36,862	49,230	113,198
Total	$47,377	$182,292	$236,903	$95,952	$78,566	$641,090

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The distribution of mortgage loan book values, classified by scheduled year of contractual maturity as of December 31, 2012 and 2011, is shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2012	2011

1 year or less	13.5%	5.0%
Over 1 through 3 years	19.5%	26.4%
Over 3 through 5 years	27.4%	21.1%
Over 5 through 10 years	25.5%	33.3%
Over 10 through 15 years	11.5%	9.5%
Over 15 through 20 years	2.6%	4.7%
	100.0%	100.0%

The estimated fair value of mortgage loans at December 31, 2012 and 2011 was $669.9 million and $669.0 million, respectively.  The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

During 2012, the Company originated mortgage loans of $39.3 million. The minimum and maximum lending rates for mortgage loans originated during 2012 were 4.00% and 4.50%, respectively.  During 2012 and 2011, the Company did not reduce the interest rate on any outstanding mortgage loans.  The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans was 75%.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

Mortgage loans and related valuation allowances at December 31 were as follows:

	2012	2011
	(In Thousands)
Unimpaired loans	$613,701	$641,090
Impaired loans without valuation allowances	—	—
Subtotal	613,701	641,090
Impaired loans with valuation allowances	8,201	—
Related valuation allowances	(2,421)	—
Subtotal	5,780	—

Total	$619,481	$641,090

	2012	2011
	(In Thousands)
Impaired loans:
Average recorded investment	$4,101	$—
Interest income recognized	520	—
Interest received	520	—

The Company reviews loans for impairment based on but not limited to deteriorating market conditions, significant changes in debt coverage and loan to value ratios and borrower specific credit issues. When the company determines that based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and records a valuation allowance for the impaired loan with a corresponding charge to unrealized gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

Allowance for credit losses on mortgage loans:

	2012	2011
	(In Thousands)
Balance at beginning of period	$—	$—
Additions charged to operations	—	—
Direct write-downs charged against the allowances	2,421	—
Recoveries of amounts previously charged off	—	—
Balance at end of period	$2,421	$—

The Company has a high quality, well performing, commercial mortgage loan portfolio.  The Company identifies troubled debt based on concessions related to the borrowers’ financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest.  The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring.  Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring.  Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

The Company did not have any loans that meet the definition of a restructured loan as of December 31, 2012 and 2011.

The Company did not have any investments in non-performing loans (delinquent more than 90 days), as of December 31, 2012 and 2011.  Interest income on non-performing loans is generally recognized on a cash basis.

Low Income Housing Tax Credit Properties

As of December 31, 2012, the Company invested in low income housing tax credit properties (“LIHTC”) of $90.6 million, which is less than 10% of the total admitted assets.  The remaining holding period on these investments is 12 years and the Company anticipates full absorption of all LIHTC.  The LIHTC properties are not subject to any regulatory reviews. The Company did

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B. Investments (continued)

Low Income Housing Tax Credit Properties (continued)

not recognize any impairments or write-downs during 2012 on the LIHTC investments.  The Company has $17.4 million remaining commitments to be funded over the next 3 years.

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2012	2011	2010
	(In Thousands)
Income
Bonds	$315,503	$316,885	$319,265
Preferred stocks	—	1	(115)
Common stocks, unaffiliated	1,270	576	216
Common stocks, affiliated	30,000	—	—
Mortgage loans	40,380	43,564	51,283
Real estate*	9,781	9,768	9,325
Contract loans	30,805	31,369	33,360
Short-term investments and cash	14	12	64
Other invested assets	11,458	12,751	6,758
Options/futures	5,248	(2,608)	4,572
Other	284	456	215
Total investment income	444,743	412,774	424,943
Expenses
Depreciation	2,347	1,905	1,960
Interest expense	21,000	21,000	20,533
Other	12,456	12,493	6,340
Total investment expenses	35,803	35,398	28,833
Net investment income	$408,940	$377,376	$396,110

*Includes amounts for the occupancy of company-owned property of $6,266, $6,190, and $5,656 in 2012, 2011, and 2010, respectively.

There was no nonadmitted accrued investment income at December 31, 2012, 2011 or 2010.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2012	2011	2010
	(In Thousands)
Bonds and other debt securities
Gross gains	$4,756	$14,672	$33,406
Gross losses	(10,177)	(9,015)	(15,631)
Common stocks, unaffiliated
Gross gains	1,373	898	236
Gross losses	(153)	(225)	(668)
Other
Gross gains	1,261	1,354	450
Gross losses	(4,488)	(2,381)	(8,847)
Net realized capital (losses) gains	(7,428)	5,303	8,946
Amount transferred to IMR	(2,786)	(12,080)	(19,942)
	(10,214)	(6,777)	(10,996)
Less federal income taxes on realized capital (losses) gains after effect of transfer to IMR	(1,913)	(1,014)	4,798
Net realized capital losses	$(12,127)	$(7,791)	$(6,198)

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders.  The retrospective adjustment methodology is used for the valuation of securities held by the Company.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $2.8 million and $0.6 million of impairments on non-public joint ventures in 2012 and 2011, respectively.  These joint ventures have underlying characteristics of common stock.  Fair values utilized in determining impairments were determined by the Company based on the joint venture’s operating results.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio.  These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred.  Any repurchase liability is included in other liabilities.  There were no open transactions at December 31, 2012 or 2011.

C.  Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2012	2011
	(In Thousands)
Net deferred tax asset	$38,804	$61,998
Furniture and equipment	2,942	2,734
Software applications	49,147	32,478
Prepaid pension asset	—	25,855
Prepaid expenses	4,200	4,126
Other	2,799	3,425
Total nonadmitted assets	$97,892	$130,616

D.  Reinsurance

The Company currently retains up to $2.0 million of risk on any individual person.  Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions).  Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.  Total premiums from direct business were $502.9 million and $524.3 million in 2012 and 2011, respectively.  Of those direct premiums, individual life premiums ceded were $57.6 million, $53.8 million, and $49.3 million for the years ended December 31, 2012, 2011, and 2010, respectively, and are included as a reduction of premium and annuity considerations.  Total individual life insurance ceded was $19.0 billion and $19.6 billion of the $39.9 billion and $40.7 billion in force at December 31, 2012 and 2011, respectively.  The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

D.  Reinsurance (continued)

At December 31, 2012 and 2011, the Company did not have ownership or control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity.  There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2012 and 2011.  The Company’s largest reserve credit as of December 31, 2012 and 2011 was with Swiss Re for $130.2 million and $125.1 million, respectively.

No reinsurance agreements were in force at December 31, 2012 and 2011 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected.  No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Disability income products are significantly reinsured, primarily with Unum Provident Corporation (“UNUM”).  All amounts reinsured by UNUM are on a modified coinsurance basis.  The Company ceded 50% of the experience risk on open claims as of 1/1/1991 to UNUM.  Interest is paid to UNUM on these reserves at a rate of 9.44%.  The Company ceded 80% of the experience risk on the remaining reserves reinsured with UNUM post 1/1/1991.  Interest is paid to UNUM on these reserves at a rate of 6.98%.  Total disability income premiums ceded in 2012, 2011, and 2010 were $25.1 million, $26.2 million and $27.6 million, respectively.

In 2012, 2011, and 2010, there were no assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

E.  Federal Income Taxes

SSAP No. 101, “Income Taxes”, became effective from January 1, 2012, and included revised disclosure requirements.  To allow for better comparison, calendar year 2011 data has been revised to follow the SSAP No. 101 disclosure requirements.  In revising the calendar year 2011 information, no amounts have been recalculated or changed.  For the Company, there was no cumulative effect adjustment from adopting SSAP No. 101.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Federal Income Taxes (continued)

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	2012			2011
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$213,739	$16,225	$229,964	$249,586	$14,264	$263,850
Valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	213,739	16,225	229,964	249,586	14,264	263,850
Nonadmitted deferred tax asset	(38,804)	—	(38,804)	(60,655)	(1,343)	(61,998)
Net deferred tax asset/ (liability)	$174,935	$16,225	$191,160	$188,931	$12,921	$201,852

Gross deferred tax liabilities	(51,856)	(11,462)	(63,318)	(58,094)	(8,019)	(66,113)
Net admitted deferred tax asset/ (liability)	$123,079	$4,763	$127,842	$130,837	$4,902	$135,739

	Change
	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$(35,847)	$1,961	$(33,886)
Valuation allowance	—	—	—
Adjusted gross deferred tax assets	(35,847)	1,961	(33,886)
Nonadmitted deferred tax asset	21,851	1,343	23,194
Net deferred tax asset/ (liability)	$(13,996)	$3,304	$(10,692)
Gross deferred tax liabilities	6,238	(3,443)	2,795
Net admitted deferred tax asset/ (liability)	$(7,758)	$(139)	$(7,897)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Federal Income Taxes (continued)

The admission calculation components at December 31 are as follows:

	2012			2011
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Admitted pursuant to para. 11.a.	—	—	—	—	—	—
Paragraph 11.b.i.	123,079	5,207	128,286	130,837	4,902	135,739
Paragraph 11.b.ii.	N/A	N/A	173,532	N/A	N/A	149,081
Admitted pursuant to para. 11.b.	123,079	5,207	128,286	130,837	4,902	135,739
Admitted pursuant to para. 11.c.	51,856	11,018	62,874	58,094	8,019	66,113
Total admitted	$174,935	$16,225	$191,160	$188,931	$12,921	$201,852

	Change
	Ordinary	Capital	Total
	(In Thousands)
Admitted pursuant to para. 11.a.	—	—	—
Paragraph 11.b.i.	(7,758)	305	(7,453)
Paragraph 11.b.ii.	N/A	N/A	24,451
Admitted pursuant to para. 11.b.	(7,758)	305	(7,453)
Admitted pursuant to para. 11.c.	(6,238)	2,999	(3,239)
Total admitted	$(13,996)	$3,304	$(10,692)

At December 31, 2012 and 2011, the following ratio percentages were used to determine recovery period and threshold limitation:

	2012	2011
	(In Thousands)
Ratio percentage	15%	15%
Total adjusted capital exDTA	1,286,230	1,114,964

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Federal Income Taxes (continued)

At December 31, 2012 and 2011, tax planning strategies had the following impact on deferred tax assets:

	2012			2011
	Ordinary	Capital	Total	Ordinary	Capital	Total
Percentage of total gross deferred tax assets	54%	2%	56%	50%	2%	52%
Percentage of total net admitted deferred tax assets	96%	4%	100%	96%	4%	100%

	Change
	Ordinary	Capital	Total
Percentage of total gross deferred tax assets	4%	0%	4%
Percentage of total net admitted deferred tax assets	0%	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities pursuant to SSAP No. 101, Income Taxes.

Federal current income taxes incurred consists of the following major components:

	2012	2011	Change
	(In Thousands)
Tax (benefit) on operations	$(19,242)	$(15,670)	$(3,572)
Tax (benefit) on realized capital gains/losses	2,888	5,242	(2,354)
Tax credits	(13,040)	(8,375)	(4,665)
Total current income taxes incurred	$(29,394)	$(18,803)	$(10,591)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Federal Income Taxes (continued)

The components of deferred tax assets and liabilities are as follows:

	2012	2011	Change
	(In Thousands)
Deferred Tax Assets:
Ordinary
Reserves	$74,083	$79,084	$(5,001)
Deferred acquisition costs	49,106	51,455	(2,349)
Policyholder dividends	17,976	20,795	(2,819)
Employee benefits	39,752	78,060	(38,308)
Other	32,822	20,192	12,630
Subtotal	$213,739	$249,586	(35,847)
Nonadmitted deferred tax assets	(38,804)	(60,655)	21,851
Admitted ordinary deferred tax assets	$174,935	$188,931	(13,996)

Capital
Capital invested assets	16,225	14,264	1,961
Nonadmitted deferred tax assets	—	(1,343)	1,343
Admitted capital deferred tax assets	16,225	12,921	3,304

Admitted deferred tax assets	191,160	201,852	(10,692)

Deferred Tax Liabilities:
Ordinary
Ordinary invested assets	$11,213	$7,964	3,249
Deferred and uncollected premiums	21,118	22,053	(935)
Reserves	1,508	1,884	(376)
Real estate	7,052	5,154	1,898
Employee benefits	—	13,669	(13,669)
Other	10,965	7,370	3,595
Subtotal	$51,856	$58,094	(6,238)

Capital
Capital invested assets	11,462	8,019	3,443

Total deferred tax liabilities	$63,318	$66,113	(2,795)

Net admitted deferred tax asset (liability)	$127,842	$135,739	$(7,897)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Federal Income Taxes (continued)

The change in deferred income taxes is comprised of the following:

	2012	2011	Change
	(In Thousands)
Gross deferred tax assets	$229,964	$263,850	$(33,886)
Gross deferred tax liabilities	(63,318)	(66,113)	2,795
Net deferred tax asset	$166,646	$197,737	$(31,091)
Less: Tax effect of unrealized gains/losses			(2,522)
Less: Tax effect of non-admitted assets			7,082
Less: Tax effect of min. pension obligation			8,094
Less: Tax effect of transfer of benefit plans			(30,044)
Less: Tax effect of other surplus items			(1,356)
Adjusted incr. (decr.) in net deferred taxes			$(12,345)

The Company’s total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to pretax income.  The significant items causing this difference are as follows:

	2012	2011
	(In Thousands)
Pretax income computed at statutory rate	$12,941	$5,247
Amortization of IMR	(1,704)	(1,747)
Prior year taxes	(2,560)	234
Dividends received deduction	(1,609)	(1,478)
Subsidiary dividend	(10,500)	—
COLI	(3,507)	(2,535)
Tax credits	(10,928)	(8,375)
Other	818	1,081
Total	$(17,049)	$(7,573)

Total current income taxes incurred	$(29,394)	$(18,803)
Adjusted (incr.) decr. in net deferred taxes	12,345	11,230
Total income tax incurred	$(17,049)	$(7,573)

The Company recognizes income tax benefits and any related reserves in accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairment of Assets”, as modified by paragraph 3.a. of SSAP No. 101.  Currently, the Company only files income tax returns in the United States.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Federal Income Taxes (continued)

During 2012, the IRS completed its examination of the Company’s 2008 consolidated federal income tax return.  The Company is awaiting Joint Committee approval of the examination results.  The Company is no longer subject to US federal, state, and local tax examinations by tax authorities for years prior to 2008.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011
	(In Thousands)
Balance, beginning of year	$457	$160
Additions based on tax positions related to the current year	—	—
Additions (subtractions) for tax positions of prior years	81	297
Settlements	(538)	—
Balance, end of year	—	$457

As of December 31, 2012, there are no unrecognized tax benefits for the Company.  It is likely there will be no significant change in the amount of unrecognized tax benefits within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense.  During the years ended December 31, 2012 and 2011, the Company has recognized a benefit of approximately $1.4 million and expense of $0.4 million in interest and penalties, respectively.  The Company has approximately $0.1 million and $1.5 million accrued for interest and penalties at December 31, 2012 and 2011, respectively.

As of December 31, 2012, the Company has no operating loss or tax credit carryforwards available.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
2012	$—	$—
2011	—	—
2010	—	—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Federal Income Taxes (continued)

The Company’s federal income tax return is consolidated with the following entities: LSW, NLHC, NLVF, National Life Real Estate Holdings LLC (“NLREH”), Sentinel Asset Management, Inc., Sentinel Administrative Services, Inc., Sentinel Financial Services, Inc., National Retirement Plan Advisors, Inc., and Equity Services, Inc.  The method of allocation for federal income tax expense between the companies is pursuant to a written agreement approved by the Board of Directors.  Allocation is based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return.  Intercompany tax balances are settled quarterly.

F.  Information Concerning Parent, Subsidiaries and Affiliates

In 2012, the sponsor of certain employee defined benefit and postretirement benefits was transferred to the Company’s parent NLVF.  The Company has no ongoing obligation to these plans and as such the liabilities related to these plans was transferred to NLVF.  The net effect of this transfer was to increase the Company’s surplus by $90.5 million, net of taxes.  Although these statutory based liabilities were transferred to NLVF, all reporting at NLVF is based on U.S. GAAP.  For more information on this transaction, see Note G — Benefit Plans.

NLVF has a wholly owned subsidiary called NLREH, a limited liability company.  NLREH is an affiliate of the Company.  NLREH operations consist primarily of management and operation of other real estate owned.  In 2012, National Life sold one mortgage plus accrued interest with a fair value of $3.8 million.  In 2011, National Life sold two mortgages plus accrued interest with a fair value of $4.8 million.  In 2010, National Life sold one mortgage plus accrued interest with a fair value of $11.9 million to NLREH.

In 2009, the Company made an $8.6 million unsecured loan to NLVF.  Prior notification was provided to the Department.  The loan was originally due to be repaid January 31, 2012.  An amendment was made to the agreement with a revised due date of January 31, 2014.   Interest on the loan is calculated at LIBOR + 150 basis points.

In 2008, the Company made a $25 million unsecured loan to NLVF.  Prior notification was provided to the Department.  The loan was originally due to be repaid on December 31, 2009. An amendment was made to the agreement with a revised due date of December 31, 2013. Interest on the loan is calculated at LIBOR + 150 basis points.

All intercompany transactions are settled on a current basis.  Amounts payable or receivable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Balance Sheets.  There was $13.4 million receivable

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Information Concerning Parent, Subsidiaries and Affiliates (continued)

from LSW for the year ended December 31, 2012 and $17.3 million payable to LSW for the year ended December 31, 2011.

During 2012, the Company modified the IT cost expense sharing agreement between the Company and its subsidiary, LSW.  This impacted the intercompany balance.  The modification to the IT cost expense sharing agreement was filed with both the Texas Department of Insurance and the Vermont Department of Financial Regulation.  Under cost allocation agreements with LSW, the Company received reimbursement of $61.4 million and $28.1 million for the years ended December 31, 2012 and 2011, respectively.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s assets or liabilities existed at December 31, 2012 and 2011.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements.

G.  Benefit Plans

In 2012, the sponsorship of certain home office employee related defined benefit pension plans and postretirement benefits was transferred from the Company to NLVF.  The Company has no ongoing obligation in connection with this transfer outside of contributing towards the annual cost for the Company’s employees who participate in the plan.  The transfer of the sponsorship and the associated liabilities resulted in an increase in the Company’s surplus of $90.5 million, net of taxes.

Increase (decrease) to surplus associated with pension transfer

Change in nonadmitted assets	$29.8
Change in minimum pension liability	55.6
Net deferred tax	(14.8)
Paid-in surplus for accrued liabilities	19.9
Total impact	$90.5

The Company continues to sponsor one qualified pension plan, which covers agency staff.  This plan is a funded plan.  In addition, the Company sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, and a non-contributory defined benefit plan for retired directors.  The non-qualified defined benefit pension plans are not separately funded.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Benefit Plans (continued)

The Company also sponsors a defined benefit postretirement plan that provides medical and life insurance benefits to agents.  Spouses of participants and dependents generally qualify for the medical plans.  This plan was frozen as of January 1, 2007.  Substantially all agents who began service prior to January 1, 2007 may be eligible for medical retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.  Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an agency of the Company.

Effective January 1, 2013, the cost sharing agreements associated with the other post-retirement employee benefits were amended. This created a $10.6 million benefit which is included as a prior service cost benefit in other comprehensive income and resulted in a decrease in the other post-retirement benefit liability.

The defined benefit postretirement plans are contributory; with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded, and the Company therefore pays for the plan benefits from operating cash flows.  The defined benefit plan is included in the other benefits category in the tables that follow.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Benefit Plans (continued)

The following tables show the plans’ combined funded status at December 31:

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
	(In Thousands)
(1) Change in benefit obligation
Benefit obligation at beginning of year	$304,396	$298,125	$266,004	$35,118	$33,081	$34,370
Service cost	6,168	6,131	5,126	966	1,451	1,290
Interest cost	14,266	15,160	15,763	1,647	1,679	2,048
Actuarial (gain) loss	68,242	2,189	28,070	3,778	1,112	(1,568)
Benefits paid	(18,815)	(17,209)	(16,838)	(2,330)	(2,205)	(3,059)
Plan amendments	—	—	—	(10,556)	—	—
Transferred to parent	(284,086)	—	—	(26,478)	—	—
Benefit obligation at end of year	$90,171	$304,396	$298,125	$2,145	$35,118	$33,081

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
	(In Thousands)
(2) Change in plan assets
Fair value of plan assets at beginning of year	$166,231	$155,267	$139,083	$—	$—	$—
Actual return on plan assets	26,594	4,206	13,687	—	—	—
Employer contribution	35,048	23,967	10,800	—	—	—
Benefits paid	(18,815)	(17,209)	(8,303)	—	—	—
Assets associated with transferred plans	(196,598)	—	—	—	—	—
Fair value of plan assets end of year	$12,460	$166,231	$155,267	$—	$—	$—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Benefit Plans (continued)

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
	(In Thousands)
(3) Funded status
Benefit obligation in excess of plan assets	$77,712	$138,165	$142,858	$2,145	$35,118	$33,081
Unamortized prior service benefit	—	(105)	(172)	627	(753)	(879)
Unrecognized net loss	28,117	96,567	95,580	(1,151)	1,823	570
Remaining net obligation or net asset at initial date of application	—	—	—	—	597	1,382
Additional funding for minimum pension liability	(32,558)	(1,191)	16,668	—	—	—
Prepaid assets or (accrued liabilities)	(49,595)	(41,704)	(42,835)	(3,834)	(33,451)	(32,008)

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
	(In Thousands)
(4) Benefit obligation for non-vested employees	$26	$11,609	$18,891	$—	$3,723	$3,776

The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
	(In Thousands)
Components of net periodic benefit cost
Service cost	$6,168	$6,131	$5,126	$966	$1,451	$1,290
Interest cost	14,266	15,160	15,763	1,646	1,679	2,048
Expected (return) on plan assets	(11,692)	(10,949)	(10,490)	—	—	—
Amortization of unrecognized transition obligation or transition asset	—	—	—	509	785	785
Amortization of unrecognized gains and losses	8,477	7,946	6,250	(125)	(141)	183
Amount of prior service cost recognized	(67)	(67)	(67)	(126)	(126)	(126)
Total net periodic benefit cost	$17,152	$18,221	$16,582	$2,870	$3,648	$4,180

The measurement date for all of the plans was October 1 preceding the date of the Balance Sheets.

The total accumulated benefit obligation was $87.6 million, $293.5 million and $284.9 million at December 31, 2012, 2011 and 2010, respectively.  The amount of accumulated benefit obligation for non-vested employees as of December 31, 2012 was $0 million.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Benefit Plans (continued)

In 2012, the minimum pension liability decreased by $32.6 million resulting in an increase in the Company’s surplus.  The decrease in the liability was the result of the transfer of the plan sponsorship and the associated liabilities.  In 2011, the minimum pension liability recorded as an adjustment to surplus decreased $1.2 million; while in 2010, the liability increased by $16.7 million.  The minimum funding obligation liability at December 31, 2012, 2011 and 2010 was $27.1 million, $59.7 million and $60.9 million, respectively.  In 2012, the pension asset was reversed, as was the corresponding nonadmitted pension asset, resulting in a $29.8 million increase to surplus. The pension plan for employees prepaid pension asset was $0.0 million at December 31, 2012.  In 2011 and 2010, the prepaid pension asset was $25.9 million and $23.9 million, respectively.  This pension asset was accounted for as a nonadmitted asset in those years.  There was no admitted intangible pension asset.

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010

The actuarial assumptions used in determining the benefit obligation at the measurement date:
a. Discount rate	3.80%	4.85%	5.25%	3.80%	4.85%	5.25%
b. Rate of compensation increase	3.0% - 5.0%	3.0% - 5.0%	Varies- based on age	N/A	N/A	N/A

Weighted-average assumptions used to determine net periodic pension cost:
a. Discount rate	4.85%	5.25%	5.75%	4.85%	5.25%	5.75%
b. Rate of compensation increase	3.0% - 5.0%	3.0% - 5.0%	Varies- based on age	N/A	N/A	N/A

c. Expected long-term rate of return on plan assets	7.00%	7.00%	7.50%	N/A	N/A	N/A

The projected health care cost trend rate (“HCCTR”) was 5.5% for 2012, 6.0% for 2011 and 6.0% for 2010.  This projected rate declines linearly to 5.0% in 2013 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) for the remaining plan by approximately $0.1 million and increase the service cost component of net periodic postretirement benefit cost by approximately $0.0 million .  Decreasing the assumed HCCTR by one percentage

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Benefit Plans (continued)

point in each year would reduce the APBO by approximately $0.1 million and the service cost component of net periodic post-retirement benefit cost by about $0.0 million.  The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

Plan assets are invested as follows:

Plan Asset Category	October 1, 2012	October 1, 2011
Bonds	29%	38%
Common Stocks	55%	61%
Group annuity contract and other	16%	1%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines.  The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75% equities, and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio.  Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 7.0% is based upon an expected return on stock investments of 8%-9%, and a weighted expected return of 3%-4% on fixed income investments.  These projections were based on the Company’s historical and projected experience and on long-term projections by investment research organizations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Benefit Plans (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below:

		2012	2011
		(In Thousands)
Common stocks — unaffiliated	Consumer Discretionary	$791	$11,180
	Consumer Staples	437	5,808
	Energy	457	7,594
	Equity Funds (1)	1,403	16,174
	Financials	593	8,127
	Health Care	795	8,764
	Industrial	825	13,666
	Information Technology	1,244	16,621
	Materials	233	4,676
	Telecommunication Services	61	785
	Utilities	39	1,730
	Total common stocks	6,878	95,125
Long term bonds	US Government	2,947	61,121
	Automotive	31	—
	Chemicals	124	—
	Food and Beverage	122	—
	Independent	61	—
	Integrated	63	—
	Packaging	31	—
	Refining	130	—
	Wireless	121	—
	Total long term bonds	3,630	61,121
Short term investments	Money Market Funds - Banking	852	5,195
	US Government	788	7,143
	US Treasury	270	—
	Total short term investments	1,910	12,338
Cash		19	113
General investment account		191	224
	Total Investments (2)	$12,628	$168,921

(1)         Consists of investments advised by the Company’s subsidiary SAMI.

(2)         The difference to total plan assets shown of $12,460 for 2012 and $166,231 for 2011 shown on page 49 are accruals for income and liabilities.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Benefit Plans (continued)

The valuation techniques used for the plan assets are:

Government obligations - U.S. government obligations consists primarily of FNMA and GNMA mortgage-backed securities and U.S treasuries.  The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads.  The fair value of U.S. treasuries are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues.  U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporate bonds - Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 2 of the fair value hierarchy.

Short term investments - Short term investments consist of mutual funds invested in money market and government agencies.  Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

General investment account - This category consists of an investment in a National Life annuity contract.  The contract is carried at amortized cost, which approximates fair value.  These assets are categorized in Level 2 of the hierarchy.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Benefit Plans (continued)

The valuation of plan assets for 2012 and 2011 are as follows:

2012 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
	(In Thousands)
Assets
Common Stock	$6,878	$—	$—	$—	$6,878
Corporate	420	683	—	—	1,103
Mortgage backed securities	—	2,527	—	—	2,527
Cash	19	—	—	—	19
Short term investments	852	1,058	—	—	1,910
General account	—	191	—	—	191
Accrued income	—	—	—	24	24
Total Assets	$8,169	$4,459	$—	$24	$12,652
Liabilities
Total Liabilities	—	—	—	192	192
Total Plan Assets	$8,169	$4,459	$—	$(168)	$12,460

2011 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
	(In Thousands)
Assets
Common Stock	$95,125	$—	$—	$—	$95,125
Mortgage backed securities	—	61,121	—	—	61,121
Cash	113	—	—	—	113
Short term investments	5,195	7,143	—	—	12,338
General account	—	224	—	—	224
Accrued income	—	—	—	294	294
Total Assets	$100,433	$68,488	$—	$294	$169,215
Liabilities
Total Liabilities	—	—	—	2,984	2,984
Total Plan Assets	$100,433	$68,488	$—	$(2,690)	$166,231

During 2012 and 2011, there were no significant transfers between fair value levels 1 and 2.  In addition, there were no transfers in or out of level 3 as there were no level 3 assets.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Benefit Plans (continued)

Projected benefit payments for defined benefit obligations for each of the five years following December 31, 2012, and in aggregate for the five years thereafter is as follows:

	Pension	Other Benefit
Year	Payments	Payments	Total Payments
(In Thousands)
2013	$7,534	$212	$7,746
2014	7,472	221	7,693
2015	7,289	229	7,518
2016	7,087	235	7,322
2017	7,016	235	7,251
2018-2022	33,068	875	33,943

The Company’s General policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2013 into its separately funded defined benefit pension plan is approximately $.3 million.

The Company participates in a 401-K plan for its employees.  Employees earning less than a specified amount will receive a 75% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines.  Employees earning more than a specified amount will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines.  Additional employee voluntary contributions may be made to the plans subject to contribution guidelines.  Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).  Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.  Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.  The Company’s contribution to the 401-K plans for its employees for the years ended December 31, 2012, 2011, and 2010, was $1.0 million, $0.9 million and $0.8 million, respectively.

The Company also provides a 401-K plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).  Total annual contributions cannot exceed certain limits which vary based on total agent compensation.  The Company has not made contributions to the plan.  Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).  Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.  The Company did not make a contribution to its 401-K plan for agents for years ended 2012 and 2011.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Benefit Plans (continued)

The Company also has a defined contribution pension plan covering substantially all full-time agents.  Contributions of 6.1% of each agent’s compensation up to the Social Security taxable wage base and 7.5% of the agent’s compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).

H.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

On September 23, 2009, the Company issued surplus notes with a principal balance of $200.0 million, bearing interest at 10.5% and a maturity date of September 15, 2039 in exchange for cash. The notes were  issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year. The Company paid $21.0 million in 2012 and had $6.1 million of unapproved interest that was not accrued at December 31, 2012.  Total interest paid on the surplus note is $62.5 million.

The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment, may be made only with prior approval of the Commissioner, which approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.  Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from retained earnings. At December 31, 2012 and 2011, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares.  No preferred stock has been issued.

Prior to the conversion, policyowners held policy contractual and membership rights from the Company. The contractual rights, as defined in the various insurance and annuity policies, remained with the Company after the conversion. Membership interests held by policyowners at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose.  NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $220.0 million in debt financing in 2003, issuance of an additional $75.0 million in debt financing in 2005, and its ownership of National Life’s outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business.  There were no changes in the balances of any special surplus funds from the prior period.

In 2012, in conjunction with the transfer of the sponsorship of certain defined benefit and postretirement benefit plans, the liabilities related to these plans were transferred to NLVF.  The Company has no ongoing obligation in connection with this transfer outside of contributing towards the annual cost for the Company’s employees who participate in the plan.  This transaction was recorded as a $19.9 million adjustment to paid-in surplus for the release of the accrued liabilities.  Other adjustments were recorded in the change in minimum pension liability, change in nonadmitted assets, and taxes.  The total adjustment was $90.5 million, net of taxes.  For additional information see Note G — Benefit Plans.

In 2012, the Company received a $30.0 million ordinary dividend from LSW. The Company then paid a $30.0 million dividend to NLVF.  In 2011, there was no dividend declared or paid by the Company to NLVF.  In 2010, the Company paid an ordinary dividend of $25.0 million to NLVF.  Certain dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner.  Within the limitations of the above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to the shareholder.  No stock is held for special purposes.

The Company did not receive any capital contributions from its parent, NLVF, during 2012, 2011, and 2010.

In 2010, the Company became a member of the Federal Home Loan Bank (“FHLB”) of Boston.  This membership, which required an investment of $6.1 million in the common stock of FHLB, provides the Company with access to a secured asset-based borrowing capacity of $2.0 billion.  In 2011, the Company received an advance from FHLB in the amount of $100 million, and as such the Company increased its investment in FHLB to $10.6 million.  Total interest paid to FHLB on these funds was $2.0 million in 2012 and $0.9 million in 2011.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

This money is considered to be operating leverage and the full $100 million is included in liability for deposit-type contracts. The outstanding balance on this borrowing facility was $100 million at December 31, 2012.  All funds are held in the general account.

As of December 31, 2012, the Company had securities of $6.9 million in insurance department special deposit accounts.

I.  Business Risks, Commitments and Contingencies

Business Risks

Concerns over inflation, energy costs, geopolitical issues, interest rates, the availability and cost of credit, the U.S. mortgage market, equity markets and a declining real estate market in the United States, along with other factors, have contributed to increased market volatility and diminished expectations for the economy. The global capital markets are experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions.  Securities that are less liquid are more difficult to value and sell. Domestic and international equity markets have also experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected.

While 2012 saw some stabilizing in the default rates and delinquency on mortgage loans in general, over the past several years, commercial mortgage loans face heightened delinquency and default risk due to recent economic conditions and the resulting adverse impacts on the obligors of such instruments. In addition, future refinancing risks for commercial mortgage loans have resulted in declining values on certain of such instruments.  The statutory carrying value of commercial mortgage loans is stated at original cost net of repayments, amortization of premiums, accretion of discounts and valuation allowances.  The Company established a valuation allowance for estimated impairments of $2.4 million and $0.0 million as of December 31, 2012 and 2011, respectively.

As of December 31, 2012, the Company held $211.5 million of commercial mortgage-backed securities (“CMBS”).  As of December 31, 2012, the fair value of the Company’s CMBS was $245.6 million.  The Company had other-than-temporary impairments related to CMBS investments of $5.2 million and $0.0 million as of December 31, 2012 and 2011, respectively.  It is unclear how long it will take for a return to normal market conditions.  The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial  institutions. Many of these transactions expose the Company to credit risk in the event of default of their respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses.  For example, the Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. At December 31, 2012, the Company’s over-the-counter notional exposure to derivative counterparties totaled $25.4 million with a combined market value of $10.3 million owed to the Company by these derivative counterparties.  To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds.  As of December 31, 2012, the net exposure with any individual counterparty related to the Company’s derivative positions did not exceed $4.4 million.  For more information on derivatives see Note N — Derivative Financial Instruments.

The Company also is subject to the risk that the issuers of or other obligors of securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio include investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition. In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

The profitability of the Company’s life insurance and annuity businesses is sensitive to interest rate changes. Periods of high or increasing rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  In periods of increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns.  As of December 31, 2012, the Company had outstanding $1,058.2 million of annuities that were subject to surrender at book value without a surrender charge or with a

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

surrender charge of less than 5% of book value.  This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses.

•                  The income from certain of the Company’s insurance and annuity products is derived from the spread between the crediting rate they are required to pay under the contracts and the rate of return they are able to earn on their general account investments supporting such contracts. When interest rates rise, in inflationary periods, the Company may face competitive pressure to increase crediting rates on such contracts. Such changes in the Company’s crediting rates may occur more quickly than corresponding changes to the rates they earn on their general account investments, thereby reducing their spread income in respect of such contracts. This risk is heightened in the current market and economic environment, in which many securities with higher yields are unavailable. In addition, an increase in interest rates accompanied by unexpected extensions of certain lower yielding investments could result in a decline in the Company’s profitability.  An increase in interest rates would also adversely affect the fair values of their bonds.

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  Low or declining interest rates tend to decrease the yield the Company earns on their portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which they are contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates to be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return they earn on their portfolio of investments supporting those products.

•                  In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from their portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase.  In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

Company’s portfolios, which could further decrease the yield they earn on its portfolio or cause the Company to reduce the sales of some products.

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions.  These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging.  Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets they purchase with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims. If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the period in which reserves are increased.

The Company set prices for many of their insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors. In addition, the Company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of their products. The Company’s earnings are significantly influenced by the claims paid under their insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The company’s future experience may not match their respective pricing assumptions or their past results. As a result, the Company’s summary of operations could be materially adversely affected.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings and governmental examinations.  Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty.  It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company anticipates additional capital investments of $69.2 million into existing limited partnerships and private placement investments due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business.  The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”).  At December 31, 2012, the Company had accrued assessment charges of $5.3 million with expected payment over the next five years.  The Company has also recorded a related asset of $2.9 million for premium tax credits, which are expected to be realized through 2021.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The Company paid $10.9 million and $9.2 million in 2012 and 2011, respectively, under this lease agreement. The following is a schedule of future minimum lease payments as of December 31, 2012:

Operating
Year	Leases
(In Millions)
2013	$10.7
2014	10.4
2015	6.0
2016	6.0
2017	0.5
Total minimum lease payments	$33.6

The Company extended its agreement with Perot through January 31, 2017.

The Company has a multi-year contract for information systems application and infrastructure

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I.  Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

services from NTT Data, Boston, Massachusetts.  The contract became effective on February 1, 2004 and expires January 31, 2014.  The Company’s remaining obligation under the contract as of December 31, 2012:

Contract
Year	Obligation
(In Millions)
2013	$17.7
2014	1.5
Total contract obligation	$19.2

J. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion.  Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2012 and 2011, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2012, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

		Separate
	General	Account
	Account	Nonguaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$29,380	$—	$29,380	1.7%
At book value less current surrender charge of 5% or more	173,232	8,376	181,608	10.7%
Total with adjustment or at market value	202,612	8,376	210,988	12.4%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	849,135	209,039	1,058,174	62.5%
Not subject to discretionary withdrawal	216,112	208,298	424,410	25.1%
Total annuity reserves and deposit fund liabilities - before reinsurance	1,267,859	425,713	1,693,572	100.0%
Less reinsurance ceded	—	—	—	—
Net annuity reserves and deposit fund liabilities	$1,267,859	$425,713	$1,693,572	100.0%

L. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2012, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$2,282	$650
Ordinary renewal	60,046	59,572
Total	$62,328	$60,222

M. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, and Company sponsored benefit plans.  All separate account assets are carried at fair value.  The Company participates in certain separate accounts.  The Company’s separate accounts are nonguaranteed.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

M. Separate Accounts (continued)

	2012	2011
	(In Thousands)
Separate account premiums and considerations	$30,803	$33,787

Reserves for accounts with assets at fair value	678,422	665,508

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2012	2011
	(In Thousands)
Subject to discretionary withdrawal without adjustment - At book value (which equals fair value) less surrender charge of 5% or more	$85,062	$101,992

Subject to discretionary withdrawal without adjustment - At book value (which equals fair value) less surrender charge of less than 5%	385,062	376,790

Not subject to discretionary withdrawal	208,298	186,726
Total reserves	$678,422	$665,508

A reconciliation of net transfers to/from separate accounts at December 31were as follows:

	2012	2011
	(In Thousands)
Net transfers to/from separate accounts	$(43,420)	$(40,546)
Reconciling items	—	—
Total	$(43,420)	$(40,546)

Amounts paid by the general account due to separate account guarantees during the past five years are as follows:

As of December 31,
2012	$105,380
2011	105,523
2010	274,774
2009	748,914
2008	276,474

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

N. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, forwards and futures based on the Standard & Poor’s (“S&P 500”) over-the-counter market.  The options are used to hedge obligations to credit interest indexed life and annuity products tied to the S&P 500 and the Russell 2000 indexes. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased and are authorized under state law, and are purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to expiration.  Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indexes are below a certain level.  If the S&P 500 decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy.  The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements.  The Company receives cash or cash equivalents as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position.  Counterparties may make a single net payment at expiration.  Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options from only highly rated counterparties.  However, in the event a counterparty failed to perform, the loss would be equal to the fair value of the net options held from that counterparty.  The Company is required, in certain instances, to post collateral in order to purchase option and futures contracts.  The amount of collateral that may be required for future trading is determined by the exchange on which it is traded.  The amount of collateral that is required for option trading is dependent on the counterparty.  Most counterparties do not require collateral.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

N. Derivative Financial Instruments (continued)

The face or contract amount of futures, options purchased and options written notional amounts at December 31 were as follows:

	2012	2011
	(In Thousands)
Notional amounts:
Futures	$3,124	$310
Options purchased	202,100	162,500
Options written	179,800	142,100

The carrying value of options and futures at December 31 were as follows:

	2012	2011
	(In Thousands)
Carrying values:
Options purchased	$12,841	$9,550
Options written	(2,668)	(3,500)
Futures purchased	163	138
Net carrying value	$10,336	$6,188

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows:

	2012		2011
	Carrying	Estimated Fair	Carrying	Estimated Fair
	Value	Value	Value	Value
	(In Thousands)
Cash and short-term investments	$34,665	$34,665	$67,154	$67,154
Bonds	5,365,245	6,084,685	5,297,759	5,860,646
Common stocks - unaffiliated	29,519	29,519	29,923	29,923
Mortgage loans	619,481	669,900	641,090	669,000
Contract loans	563,872	710,496	563,426	661,823
Derivative assets	13,005	13,005	9,688	9,688
Separate account assets	692,771	692,771	681,617	681,617
Reserve assets - cash	48,543	48,543	55,677	55,677
OIA - partnerships	207,876	207,876	194,757	194,757
Derivative liabilities	2,669	2,669	3,500	3,500
Investment product liabilities	776,087	746,396	777,718	756,307

For cash and short-term investments carrying value approximates estimated fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the SVO of the NAIC, if available.  In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value.  If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Investments in 100% owned insurance subsidiaries are carried at statutory surplus, less adjustments for surplus notes issued to NLVF.  These subsidiaries are privately held and therefore fair values are not obtainable.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate contract loans the unpaid balance approximates fair value.  Fixed rate contract loan fair values are estimated based on discounted cash flows using the current variable contract loan rate (including appropriate provisions for mortality and repayments).

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Fair Value of Financial Instruments (continued)

Separate account mutual funds are carried at market with observable market pricing, while common stocks and bonds are carried at estimated fair value.  Seed money is carried at fair value.

The estimated fair value of bank loans is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.  Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

P. Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed.

National Variable

Life Insurance Account

(A Separate Account of National Life Insurance Company)

Financial Statements

********

December 31, 2012

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2012

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Alger American Fund
Large Cap Growth Portfolio	$13,984,319	546,789.87	23.09	5,637.69	18.51	51,830.19	11.82	9,328.42	68.67
Capital Appreciation Portfolio	$1,893,770	107,969.25	14.81	782.68	20.94	11,491.99	16.50	14,324.74	6.20
Small Cap Growth Portfolio	$7,264,108	397,186.00	17.61	175.99	20.78	331.35	16.54	3,926.10	66.45
Alliance Bernstein Variable Products
Value Fund	$13,727	511.36	15.05	386.27	15.61	—	—	—	—
Small/Mid Cap Value Fund	$1,800,886	75,224.39	20.54	1,752.12	21.31	10,233.36	21.31	—	—
International Value Fund	$2,623,354	174,960.55	13.19	4,405.40	13.68	18,644.38	13.68	—	—
International Growth Fund	$248,606	5,855.21	15.79	8,323.01	16.38	1,210.14	16.38	—	—
American Century Variable Portfolios
Income & Growth Portfolio	$2,929,440	183,302.79	14.10	—	—	16,770.38	15.89	8,197.30	9.52
Inflation Protection Portfolio	$1,527,389	77,069.72	15.50	1,297.90	14.78	12,272.29	16.76	63,988.29	1.68
International Portfolio	$4,133,575	232,366.05	15.71	4,531.85	17.07	23,967.56	16.97	—	—
Ultra Portfolio	$87,831	4,892.78	12.63	—	—	1,905.91	13.65	—	—
Value Portfolio	$6,088,532	255,717.69	21.33	929.57	15.90	15,145.65	21.80	19,191.59	15.04
Vista Portfolio	$735,190	49,655.68	13.80	10.06	16.17	3,354.06	14.91	—	—
Dreyfus Variable Investment Funds
Appreciation Portfolio	$586,529	35,705.68	15.04	—	—	3,052.15	16.25	—	—
Opportunistic Small Cap Portfolio	$105,061	9,872.81	10.64	—	—	—	—	—	—
Quality Bond Portfolio	$449,245	28,188.07	14.71	—	—	2,180.14	15.90	—	—
Socially Responsible Growth Fund	$285,916	27,101.00	9.18	—	—	1,041.40	10.23	7,690.12	3.45
DWS Variable Series II
Dreman Small Mid Cap Value Portfolio	$1,857,458	95,176.87	17.47	1,703.81	18.32	8,652.45	18.88	—	—
Large Cap Value Portfolio	$243,640	22,433.38	10.77	—	—	165.43	11.65	—	—
DWS VIT Funds
Equity 500 Index Fund	$1,032,667	—	—	—	—	—	—	58,229.24	17.73
Small Cap Index Fund	$668,950	4,178.26	18.15	215.36	18.82	11,463.84	18.82	16,919.00	22.06

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2012

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Fidelity Variable Insurance Products
Contrafund Portfolio	$11,692,532	349,844.17	30.40	4,300.59	18.34	39,490.45	24.78	—	—
Equity Income Portfolio	$9,034,047	164,852.01	51.26	410.96	18.07	36,644.75	15.74	—	—
Growth Portfolio	$12,804,743	234,490.77	50.06	335.67	18.26	65,522.47	16.17	—	—
High Income Portfolio	$5,062,630	107,370.36	43.87	1,150.69	20.03	19,947.43	16.52	—	—
Index 500 Portfolio	$36,787,051	778,347.62	38.91	29,509.31	17.42	367,229.62	16.30	—	—
Investment Grade Bond Portfolio	$6,672,354	271,543.33	18.37	2,808.93	14.68	72,765.81	20.47	62,993.90	2.45
Mid Cap Portfolio	$3,521,541	161,682.33	19.81	3,162.94	19.36	12,038.94	21.41	—	—
Money Market	$7,709,853	442,638.67	13.60	1,713.95	10.01	84,200.01	14.16	366,383.69	1.31
Overseas Portfolio	$8,867,201	278,792.81	28.74	4,904.68	15.28	28,761.18	13.62	147,531.30	2.63
Value Strategies Portfolio	$149,954	5,710.02	23.70	594.86	24.59	—	—	—	—
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	$1,691,788	95,666.01	15.57	1,115.72	16.56	10,894.84	16.83	—	—
Mutual Shares Securities Fund	$801,332	51,517.62	13.82	1,293.32	16.16	4,573.73	14.94	—	—
Global Real Estate Fund	$1,071,819	75,093.29	13.70	—	—	2,908.66	14.81	—	—
Mutual Global Discovery Securities Fund	$252,409	16,368.90	14.89	376.08	15.44	187.85	15.44	—	—
Small Mid Cap Growth Securities Fund	$202,972	12,931.16	14.40	212.29	19.40	811.10	15.57	—	—
Small Cap Value Securities Fund	$592,066	27,551.80	17.60	439.98	19.97	5,174.23	19.02	—	—
US Government Fund	$821,074	67,607.97	11.62	1,642.24	12.06	1,272.94	12.06	—	—
Invesco Variable Insurance Funds
Global Health Care Fund	$2,176,971	154,755.14	13.24	—	—	6,940.19	14.76	9,020.84	2.82
Mid Cap Growth Fund (1)	$852,258	82,660.17	9.82	—	—	1,513.62	9.88	2,618.30	9.87
Technology Fund	$1,334,854	239,368.41	5.39	—	—	5,096.48	6.01	8,554.00	1.64
JP Morgan Series Trust II
International Equity Portfolio	$4,208,634	188,299.33	13.69	—	—	16,860.22	14.53	85,362.64	16.23
Small Cap Core Portfolio	$1,034,499	43,004.63	19.08	—	—	11,452.46	18.10	261.79	24.74
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	$2,461,751	—	—	—	—	—	—	1,275,019.95	1.93
Emerging Markets Equity Portfolio	$625,218	—	—	—	—	—	—	221,822.91	2.82
US Real Estate Portfolio	$92,532	—	—	—	—	—	—	23,294.78	3.97

(1)  During 2012 the Invesco VIF Capital Development Fund was replaced with the Invesco VIF Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2012

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Neuberger Berman Advisors Management Trust
Small Cap Growth Portfolio	$471,631	35,554.77	10.64	—	—	8,099.77	11.50	—	—
Short Duration Bond Portfolio	$3,204,953	247,451.76	11.17	5,295.26	12.90	30,791.05	12.08	—	—
Mid Cap Growth Portfolio	$342,178	17,777.23	18.68	358.01	19.09	162.73	20.19	—	—
Large Cap Value Portfolio (2)	$2,102,971	112,739.08	14.85	134.89	19.37	21,859.72	15.38	3,114.85	29.06
Socially Responsive Portfolio	$2,817	113.52	16.69	53.35	17.31	—	—	—	—
Oppenheimer Variable Account Funds
Balanced / VA Fund	$25,349	1,674.48	14.97	18.04	15.53	—	—	—	—
Main Street Small & Mid Cap / VA Fund	$73,694	3,665.67	20.00	18.58	20.75	—	—	—	—
Global Strategic Income / VA Fund	$329,385	18,714.01	15.71	1,887.36	16.30	281.46	16.30	—	—
Sentinel Variable Products Trust
Balanced Fund	$4,011,861	143,808.73	23.94	1,398.62	16.03	23,873.12	19.47	2,752.96	29.96
Bond Fund	$7,955,259	292,943.66	23.09	5,091.09	13.96	46,701.58	23.15	1,729.49	23.07
Common Stock Fund	$26,542,824	842,850.53	28.22	7,331.19	17.58	49,864.75	20.25	84,286.04	19.25
Mid Cap Growth Fund	$7,737,537	269,771.76	24.85	69.63	19.21	34,626.55	18.06	22,313.57	18.20
Small Company Fund	$14,830,733	267,451.27	50.41	5,353.00	18.83	30,573.71	37.79	3,280.10	27.79
T Rowe Price Equity Series
Blue Chip Growth Portfolio	$1,203,728	75,186.99	14.75	833.22	20.11	4,873.89	15.95	—	—
Equity Income Portfolio	$4,621,419	284,480.89	14.07	5,141.74	16.78	35,060.61	15.21	—	—
Health Sciences Portfolio	$1,075,206	45,913.76	21.68	706.90	23.85	2,694.42	23.43	—	—
Personal Strategy Balanced Portfolio	$150,477	8,770.05	17.16	—	—	—	—	—	—
Van Eck VIP Trust
VIP Emerging Markets Fund	$1,419,494	46,678.57	26.43	2,355.98	27.42	4,419.06	27.42	—	—
VIP Global Bond Fund	$1,200,853	77,674.64	13.19	2,918.33	13.68	10,001.19	13.68	—	—
VIP Global Hard Assets Fund	$1,321,101	71,289.90	16.86	1,758.33	17.49	5,042.51	17.49	—	—
Wells Fargo Variable Trust
Discovery Fund	$6,601,730	280,542.01	21.47	—	—	20,534.89	25.00	1,996.83	33.10
Opportunity Fund	$4,143,852	100,075.64	23.28	—	—	25,896.92	24.36	22,293.31	53.07

(2) During 2012 the Neuberger Berman Partners Portfolio was renamed the Neuberger Berman Large Cap Value Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Alger American Fund	Alger American Fund	Alger American Fund	Alliance Bernstein	Alliance Bernstein
	Large Cap	Capital	Small Cap		Small/Mid Cap
	Growth	Appreciation	Growth	Value	Value

Investment income:
Dividend income	$168,615	$19,388	$—	$251	$9,522

Expenses:
Mortality and expense risk and administrative charges	121,216	14,707	64,380	59	15,032

Net investment income (loss)	47,399	4,681	(64,380)	192	(5,510)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	654	1,587,685	—	55,494

Net realized gain (loss) from shares sold	763,371	83,123	170,556	76	100,085

Net unrealized appreciation (depreciation) on investments	454,809	200,522	(901,736)	1,375	148,757

Net realized and unrealized gain (loss) on investments	1,218,180	284,299	856,505	1,451	304,336

Increase (decrease) in net assets resulting from operations	$1,265,579	$288,980	$792,125	$1,643	$298,826

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	International	Income &	Inflation
	Value	Growth	Growth	Protection	International

Investment income:
Dividend income	$41,253	$4,328	$60,956	$38,856	$34,914

Expenses:
Mortality and expense risk and administrative charges	21,074	1,045	24,328	11,841	34,247

Net investment income (loss)	20,179	3,283	36,628	27,015	667

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	33,044	—

Net realized gain (loss) from shares sold	(27,673)	5,206	69,112	35,197	145,572

Net unrealized appreciation (depreciation) on investments	331,767	27,508	276,010	(1,734)	595,999

Net realized and unrealized gain (loss) on investments	304,094	32,714	345,122	66,507	741,571

Increase (decrease) in net assets resulting from operations	$324,273	$35,997	$381,750	$93,522	$742,238

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	American Century	American Century	American Century	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Variable Portfolios	Investment Funds	Investment Funds
					Opportunistic
	Ultra	Value	Vista	Appreciation	Small Cap

Investment income:
Dividend income	$—	$118,678	$—	$25,328	$—

Expenses:
Mortality and expense risk and administrative charges	522	52,020	6,846	5,443	920

Net investment income (loss)	(522)	66,658	(6,846)	19,885	(920)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	2,072	201,322	60,444	56,997	7,707

Net unrealized appreciation (depreciation) on investments	8,541	517,748	58,311	(7,167)	11,557

Net realized and unrealized gain (loss) on investments	10,613	719,070	118,755	49,830	19,264

Increase (decrease) in net assets resulting from operations	$10,091	$785,728	$111,909	$69,715	$18,344

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

			DWS	DWS
	Dreyfus Variable	Dreyfus Variable	Variable	Variable	DWS
	Investment Funds	Investment Funds	Series II	Series II	VIT Funds
	Quality	Socially	Dreman
	Bond	Responsible Growth	Small Mip Cap Value	Large Cap Value	Equity 500 Index

Investment income:
Dividend income	$11,887	$2,348	$16,296	$3,412	$16,491

Expenses:
Mortality and expense risk and administrative charges	3,598	2,296	16,927	1,996	1,297

Net investment income (loss)	8,289	52	(631)	1,416	15,194

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	3,872	15,024	164,891	(352)	40,041

Net unrealized appreciation (depreciation) on investments	11,535	17,809	75,935	16,303	85,486

Net realized and unrealized gain (loss) on investments	15,407	32,833	240,826	15,951	125,527

Increase (decrease) in net assets resulting from operations	$23,696	$32,885	$240,195	$17,367	$140,721

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

		Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	DWS	Insurance	Insurance	Insurance	Insurance
	VIT Funds	Product Funds II	Product Funds	Product Funds	Product Funds
	Small Cap		Equity		High
	Index	Contrafund	Income	Growth	Income

Investment income:
Dividend income	$6,808	$155,962	$274,620	$77,573	$285,106

Expenses:
Mortality and expense risk and administrative charges	3,487	100,254	79,773	111,792	42,941

Net investment income (loss)	3,321	55,708	194,847	(34,219)	242,165

Realized and unrealized gain (loss) on investments:

Capital gains distributions	181	—	568,111	—	—

Net realized gain (loss) from shares sold	35,980	231,012	191,724	348,165	100,452

Net unrealized appreciation (depreciation) on investments	66,409	1,383,949	396,127	1,357,231	280,778

Net realized and unrealized gain (loss) on investments	102,570	1,614,961	1,155,962	1,705,396	381,230

Increase (decrease) in net assets resulting from operations	$105,891	$1,670,669	$1,350,809	$1,671,177	$623,395

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds II	Product Funds V	Product Funds III	Product Funds V	Product Funds	Product Funds III
		Investment
	Index 500	Grade Bond	Mid Cap	Money Market	Overseas	Value Strategies

Investment income:
Dividend income	$759,344	$154,345	$21,753	$3,443	$167,820	$868

Expenses:
Mortality and expense risk and administrative charges	292,930	52,598	29,983	68,657	72,111	875

Net investment income (loss)	466,414	101,747	(8,230)	(65,214)	95,709	(7)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	467,620	176,249	276,043	—	28,878	—

Net realized gain (loss) from shares sold	417,034	58,024	151,808	554	(45,405)	3,627

Net unrealized appreciation (depreciation) on investments	3,693,697	(5,266)	27,147	—	1,444,143	24,042

Net realized and unrealized gain (loss) on investments	4,578,351	229,007	454,998	554	1,427,616	27,669

Increase (decrease) in net assets resulting from operations	$5,044,765	$330,754	$446,768	$(64,660)	$1,523,325	$27,662

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real	Mutual Global	Small Mid Cap
	Securities	Securities	Estate	Discovery Securities	Growth

Investment income:
Dividend income	$51,123	$15,919	$—	$7,280	$—

Expenses:
Mortality and expense risk and administrative charges	14,378	6,812	8,757	2,121	1,803

Net investment income (loss)	36,745	9,107	(8,757)	5,159	(1,803)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	12,633	13,992

Net realized gain (loss) from shares sold	43,995	22,923	43,205	(260)	19,019

Net unrealized appreciation (depreciation) on investments	191,194	67,068	197,834	11,288	(9,104)

Net realized and unrealized gain (loss) on investments	235,189	89,991	241,039	23,661	23,907

Increase (decrease) in net assets resulting from operations	$271,934	$99,098	$232,282	$28,820	$22,104

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Invesco Variable	Invesco Variable	Invesco Variable	Invesco Variable
	Products Trust	Products Trust	Insurance Funds	Insurance Funds	Insurance Funds	Insurance Funds
	Small Cap		Capital
	Value Securities	US Government	Development (1)	Global Health Care	Mid Cap Growth (1)	Technology

Investment income:
Dividend income	$4,142	$22,263	$—	$—	$—	$—

Expenses:
Mortality and expense risk and administrative charges	4,448	7,097	2,530	19,109	4,909	12,604

Net investment income (loss)	(306)	15,166	(2,530)	(19,109)	(4,909)	(12,604)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	266	—

Net realized gain (loss) from shares sold	18,569	3,117	(55,484)	126,499	(4,999)	114,575

Net unrealized appreciation (depreciation) on investments	70,877	(8,312)	173,101	287,531	(13,071)	44,935

Net realized and unrealized gain (loss) on investments	89,446	(5,195)	117,617	414,030	(17,804)	159,510

Increase (decrease) in net assets resulting from operations	$89,140	$9,971	$115,087	$394,921	$(22,713)	$146,906

(1)  During 2012 the Invesco VIF Capital Development Fund was replaced with the Invesco VIF Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International		Core Plus	Emerging Markets
	Equity	Samll Cap Core	Fixed Income	Equity	US Real Estate

Investment income:
Dividend income	$83,267	$2,048	$112,205	$—	$779

Expenses:
Mortality and expense risk and administrative charges	24,200	7,727	3,163	1,105	178

Net investment income (loss)	59,067	(5,679)	109,042	(1,105)	601

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	(36,806)	34,726	1,946	38,118	25,789

Net unrealized appreciation (depreciation) on investments	705,805	140,534	103,842	64,828	(13,313)

Net realized and unrealized gain (loss) on investments	668,999	175,260	105,788	102,946	12,476

Increase (decrease) in net assets resulting from operations	$728,066	$169,581	$214,830	$101,841	$13,077

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Advisors	Advisors
	Management Trust	Management Trust	Management Trust	Management Trust	Management Trust
	Small Cap	Short Duration	Mid Cap	Large Cap
	Growth	Bond	Growth	Value (2)	Socially Responsive

Investment income:
Dividend income	$—	$97,593	$—	$8,503	$6

Expenses:
Mortality and expense risk and administrative charges	4,089	26,942	3,054	15,556	18

Net investment income (loss)	(4,089)	70,651	(3,054)	(7,053)	(12)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	32,750	(14,342)	17,815	71,816	92

Net unrealized appreciation (depreciation) on investments	12,497	62,444	23,129	231,929	176

Net realized and unrealized gain (loss) on investments	45,247	48,102	40,944	303,745	268

Increase (decrease) in net assets resulting from operations	$41,158	$118,753	$37,890	$296,692	$256

(2) During 2012 the Neuberger Berman Partners Portfolio was renamed the Neuberger Berman Large Cap Value Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Oppenheimer	Oppenheimer	Oppenheimer	Sentinel	Sentinel	Sentinel
	Variable	Variable	Variable	Variable	Variable	Variable
	Account Funds	Account Funds	Account Funds	Products Trust	Products Trust	Products Trust
		Main Street Small	Global Strategic			Common
	Balanced / VA	& Mid Cap / VA	Income/VA	Balanced	Bond	Stock

Investment income:
Dividend income	$304	$194	$15,466	$81,773	$232,632	$471,018

Expenses:
Mortality and expense risk and administrative charges	225	504	2,245	33,403	64,924	225,158

Net investment income (loss)	79	(310)	13,221	48,370	167,708	245,860

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	2,978	237,004	226,508	531,240

Net realized gain (loss) from shares sold	132	176	1,619	78,107	10,558	916,732

Net unrealized appreciation (depreciation) on investments	2,413	8,077	13,416	34,751	36,186	1,882,112

Net realized and unrealized gain (loss) on investments	2,545	8,253	18,013	349,862	273,252	3,330,084

Increase (decrease) in net assets resulting from operations	$2,624	$7,943	$31,234	$398,232	$440,960	$3,575,944

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series	Series
	Mid Cap	Small	Blue Chip	Equity	Health	Personal
	Growth	Company	Growth	Income	Sciences	Strategies Balanced

Investment income:
Dividend income	$17,899	$70,910	$—	$90,779	$—	$2,601

Expenses:
Mortality and expense risk and administrative charges	63,131	126,292	10,240	39,980	8,628	1,155

Net investment income (loss)	(45,232)	(55,382)	(10,240)	50,799	(8,628)	1,446

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	1,920,615	—	—	19,338	4,127

Net realized gain (loss) from shares sold	334,340	551,174	76,152	277,985	101,027	3,593

Net unrealized appreciation (depreciation) on investments	561,616	(922,367)	116,664	375,113	141,190	7,056

Net realized and unrealized gain (loss) on investments	895,956	1,549,422	192,816	653,098	261,555	14,776

Increase (decrease) in net assets resulting from operations	$850,724	$1,494,040	$182,576	$703,897	$252,927	$16,222

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Van Eck	Van Eck	Van Eck	Wells Fargo	Wells Fargo
	VIP	VIP	VIP	Variable	Variable
	Trust	Trust	Trust	Trust	Trust
	Emerging	Global	Global
	Markets	Bond	Hard Assets	Discovery	Opportunity

Investment income:
Dividend income	$—	$25,601	$8,434	$—	$3,782

Expenses:
Mortality and expense risk and administrative charges	11,006	9,912	11,294	56,331	24,230

Net investment income (loss)	(11,006)	15,689	(2,860)	(56,331)	(20,448)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	16,148	109,897	—	1,387

Net realized gain (loss) from shares sold	29,838	4,261	(39,221)	317,262	145,011

Net unrealized appreciation (depreciation) on investments	317,148	19,028	(28,324)	743,843	438,307

Net realized and unrealized gain (loss) on investments	346,986	39,437	42,352	1,061,105	584,705

Increase (decrease) in net assets resulting from operations	$335,980	$55,126	$39,492	$1,004,774	$564,257

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Alger American Fund	Alger American Fund	Alger American Fund	Alliance Bernstein	Alliance Bernstein
	Large Cap	Capital	Small Cap		Small/Mid Cap
	Growth	Appreciation	Growth	Value	Value

Net investment income (loss)	$47,399	$4,681	$(64,380)	$192	$(5,510)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	654	1,587,685	—	55,494
Net realized gain (loss) from shares sold	763,371	83,123	170,556	76	100,085
Net unrealized appreciation (depreciation) on investments	454,809	200,522	(901,736)	1,375	148,757

Net realized and unrealized gain (loss) on investments	1,218,180	284,299	856,505	1,451	304,336

Increase (decrease) in net assets resulting from operations	1,265,579	288,980	792,125	1,643	298,826

Accumulation unit transactions:
Participant deposits	1,384,360	178,953	559,593	2,617	180,465
Transfers between investment sub-accounts and general account, net	(238,097)	661	(91,983)	990	(167,241)
Net surrenders and lapses	(1,530,114)	(149,872)	(561,453)	—	(186,439)
Contract benefits	(20,634)	(1,983)	(5,488)	—	—
Loan interest received	80,364	3,874	39,055	—	6,347
Transfers for policy loans	(239,726)	(24,402)	(107,541)	—	(15,857)
Contract charges	(1,015,764)	(109,875)	(482,987)	(812)	(127,360)
Other	45,389	4,110	32,239	32	3,835

Total net accumulation unit transactions	(1,534,222)	(98,534)	(618,565)	2,827	(306,250)

Increase (decrease) in net assets	(268,643)	190,446	173,560	4,470	(7,424)

Net assets, beginning of period	$14,252,962	$1,703,324	$7,090,548	$9,257	$1,808,310

Net assets, end of period	$13,984,319	$1,893,770	$7,264,108	$13,727	$1,800,886

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	International	Income &	Inflation
	Value	Growth	Growth	Protection	International

Net investment income (loss)	$20,179	$3,283	$36,628	$27,015	$667

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	33,044	—
Net realized gain (loss) from shares sold	(27,673)	5,206	69,112	35,197	145,572
Net unrealized appreciation (depreciation) on investments	331,767	27,508	276,010	(1,734)	595,999

Net realized and unrealized gain (loss) on investments	304,094	32,714	345,122	66,507	741,571

Increase (decrease) in net assets resulting from operations	324,273	35,997	381,750	93,522	742,238

Accumulation unit transactions:
Participant deposits	273,425	26,061	293,963	124,105	460,790
Transfers between investment sub-accounts and general account, net	97,272	(5,661)	(120,899)	119,639	(105,543)
Net surrenders and lapses	(283,964)	(25,611)	(249,809)	(100,853)	(454,448)
Contract benefits	—	—	(1,137)	(374)	(567)
Loan interest received	9,298	479	9,412	8,502	16,808
Transfers for policy loans	(24,238)	(946)	(30,388)	(16,067)	(105,051)
Contract charges	(185,646)	(20,459)	(245,429)	(106,603)	(301,271)
Other	4,739	408	11,028	4,383	7,537

Total net accumulation unit transactions	(109,114)	(25,729)	(333,259)	32,732	(481,745)

Increase (decrease) in net assets	215,159	10,268	48,491	126,254	260,493

Net assets, beginning of period	$2,408,195	$238,338	$2,880,949	$1,401,135	$3,873,082

Net assets, end of period	$2,623,354	$248,606	$2,929,440	$1,527,389	$4,133,575

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	American Century	American Century	American Century	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Variable Portfolios	Investment Funds	Investment Funds
					Opportunistic
	Ultra	Value	Vista	Appreciation	Small Cap

Net investment income (loss)	$(522)	$66,658	$(6,846)	$19,885	$(920)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	2,072	201,322	60,444	56,997	7,707
Net unrealized appreciation (depreciation) on investments	8,541	517,748	58,311	(7,167)	11,557

Net realized and unrealized gain (loss) on investments	10,613	719,070	118,755	49,830	19,264

Increase (decrease) in net assets resulting from operations	10,091	785,728	111,909	69,715	18,344

Accumulation unit transactions:
Participant deposits	11,591	549,396	89,017	64,784	13,455
Transfers between investment sub-accounts and general account, net	(2,631)	(227,666)	(26,812)	(25,891)	(2,615)
Net surrenders and lapses	(68)	(654,214)	(79,085)	(105,120)	(3,967)
Contract benefits	—	(11,188)	(261)	—	—
Loan interest received	1,532	23,861	6,640	4,064	208
Transfers for policy loans	(1,617)	(73,230)	(79,451)	(90,864)	(11,544)
Contract charges	(6,601)	(437,351)	(64,010)	(42,508)	(7,267)
Other	84	18,806	1,665	1,247	20

Total net accumulation unit transactions	2,290	(811,586)	(152,297)	(194,288)	(11,710)

Increase (decrease) in net assets	12,381	(25,858)	(40,388)	(124,573)	6,634

Net assets, beginning of period	$75,450	$6,114,390	$775,578	$711,102	$98,427

Net assets, end of period	$87,831	$6,088,532	$735,190	$586,529	$105,061

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

			DWS	DWS
	Dreyfus Variable	Dreyfus Variable	Variable	Variable	DWS
	Investment Funds	Investment Funds	Series II	Series II	VIT Funds
	Quality	Socially	Dreman Small
	Bond	Responsible Growth	Mid Cap Value	Large Cap Value	Equity 500 Index

Net investment income (loss)	$8,289	$52	$(631)	$1,416	$15,194

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	3,872	15,024	164,891	(352)	40,041
Net unrealized appreciation (depreciation) on investments	11,535	17,809	75,935	16,303	85,486

Net realized and unrealized gain (loss) on investments	15,407	32,833	240,826	15,951	125,527

Increase (decrease) in net assets resulting from operations	23,696	32,885	240,195	17,367	140,721

Accumulation unit transactions:
Participant deposits	36,024	32,245	193,877	26,752	56,159
Transfers between investment sub-accounts and general account, net	67,318	3,163	(79,624)	16,710	465
Net surrenders and lapses	(13,388)	(37,430)	(365,662)	(3,133)	(72,487)
Contract benefits	—	—	—	—	—
Loan interest received	1,054	1,805	7,518	2,284	157
Transfers for policy loans	(1,593)	(2,788)	(76,282)	2,315	(175)
Contract charges	(37,777)	(35,965)	(137,551)	(14,780)	(36,728)
Other	817	680	4,539	552	(13)

Total net accumulation unit transactions	52,455	(38,290)	(453,185)	30,700	(52,622)

Increase (decrease) in net assets	76,151	(5,405)	(212,990)	48,067	88,099

Net assets, beginning of period	$373,094	$291,321	$2,070,448	$195,573	$944,568

Net assets, end of period	$449,245	$285,916	$1,857,458	$243,640	$1,032,667

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

		Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	DWS	Insurance	Insurance	Insurance	Insurance
	VIT Funds	Product Funds II	Product Funds	Product Funds	Product Funds
	Small Cap		Equity		High
	Index	Contrafund	Income	Growth	Income

Net investment income (loss)	$3,321	$55,708	$194,847	$(34,219)	$242,165

Realized and unrealized gain (loss) on investments:

Capital gains distributions	181	—	568,111	—	—
Net realized gain (loss) from shares sold	35,980	231,012	191,724	348,165	100,452
Net unrealized appreciation (depreciation) on investments	66,409	1,383,949	396,127	1,357,231	280,778

Net realized and unrealized gain (loss) on investments	102,570	1,614,961	1,155,962	1,705,396	381,230

Increase (decrease) in net assets resulting from operations	105,891	1,670,669	1,350,809	1,671,177	623,395

Accumulation unit transactions:
Participant deposits	83,236	948,286	661,357	1,173,124	453,370
Transfers between investment sub-accounts and general account, net	(156,014)	(168,090)	(194,116)	(166,850)	(15,433)
Net surrenders and lapses	(21,644)	(880,889)	(713,499)	(1,168,328)	(413,496)
Contract benefits	—	(23,140)	(34,690)	(20,740)	(3,737)
Loan interest received	223	60,754	47,820	79,275	19,573
Transfers for policy loans	(1,796)	(267,463)	(118,220)	(234,156)	(85,662)
Contract charges	(19,294)	(825,035)	(678,480)	(949,597)	(420,195)
Other	692	46,190	35,824	54,338	19,875

Total net accumulation unit transactions	(114,597)	(1,109,387)	(994,004)	(1,232,934)	(445,705)

Increase (decrease) in net assets	(8,706)	561,282	356,805	438,243	177,690

Net assets, beginning of period	$677,656	$11,131,250	$8,677,242	$12,366,500	$4,884,940

Net assets, end of period	$668,950	$11,692,532	$9,034,047	$12,804,743	$5,062,630

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Investment
	Index 500	Grade Bond	Mid Cap	Money Market	Overseas	Value Strategies

Net investment income (loss)	$466,414	$101,747	$(8,230)	$(65,214)	$95,709	$(7)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	467,620	176,249	276,043	—	28,878	—
Net realized gain (loss) from shares sold	417,034	58,024	151,808	554	(45,405)	3,627
Net unrealized appreciation (depreciation) on investments	3,693,697	(5,266)	27,147	—	1,444,143	24,042

Net realized and unrealized gain (loss) on investments	4,578,351	229,007	454,998	554	1,427,616	27,669

Increase (decrease) in net assets resulting from operations	5,044,765	330,754	446,768	(64,660)	1,523,325	27,662

Accumulation unit transactions:
Participant deposits	3,290,049	637,504	419,912	865,692	802,725	19,509
Transfers between investment sub-accounts and general account, net	(549,170)	178,679	(7,932)	1,989,252	43,171	43,246
Net surrenders and lapses	(2,521,915)	(481,163)	(328,004)	(2,236,084)	(805,145)	(19,047)
Contract benefits	(105,717)	(579)	(219)	—	(25,199)	(499)
Loan interest received	137,169	23,348	15,985	21,219	43,078	1
Transfers for policy loans	(394,816)	(63,918)	(108,993)	(170,100)	(119,508)	(678)
Contract charges	(2,643,097)	(590,953)	(261,753)	(987,887)	(568,656)	(15,952)
Other	139,625	19,648	6,653	112,255	32,411	472

Total net accumulation unit transactions	(2,647,872)	(277,434)	(264,351)	(405,653)	(597,123)	27,052

Increase (decrease) in net assets	2,396,893	53,320	182,417	(470,313)	926,202	54,714

Net assets, beginning of period	$34,390,158	$6,619,034	$3,339,124	$8,180,166	$7,940,999	$95,240

Net assets, end of period	$36,787,051	$6,672,354	$3,521,541	$7,709,853	$8,867,201	$149,954

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real	Mutual Global	Small Mid Cap
	Securities	Securities	Estate	Discovery Securities	Growth

Net investment income (loss)	$36,745	$9,107	$(8,757)	$5,159	$(1,803)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	12,633	13,992
Net realized gain (loss) from shares sold	43,995	22,923	43,205	(260)	19,019
Net unrealized appreciation (depreciation) on investments	191,194	67,068	197,834	11,288	(9,104)

Net realized and unrealized gain (loss) on investments	235,189	89,991	241,039	23,661	23,907

Increase (decrease) in net assets resulting from operations	271,934	99,098	232,282	28,820	22,104

Accumulation unit transactions:
Participant deposits	158,551	64,009	107,463	19,198	29,765
Transfers between investment sub-accounts and general account, net	(2,699)	(64,627)	6,509	5,534	(38,728)
Net surrenders and lapses	(245,742)	(62,195)	(87,503)	(12,613)	(7,389)
Contract benefits	(517)	—	—	—	—
Loan interest received	6,642	2,627	3,420	408	391
Transfers for policy loans	(67,224)	(6,747)	(21,281)	(2,424)	(714)
Contract charges	(107,130)	(60,653)	(79,912)	(15,261)	(20,096)
Other	3,941	2,319	2,258	477	570

Total net accumulation unit transactions	(254,178)	(125,267)	(69,046)	(4,681)	(36,201)

Increase (decrease) in net assets	17,756	(26,169)	163,236	24,139	(14,097)

Net assets, beginning of period	$1,674,032	$827,501	$908,583	$228,270	$217,069

Net assets, end of period	$1,691,788	$801,332	$1,071,819	$252,409	$202,972

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Invesco Variable	Invesco Variable	Invesco Variable	Invesco Variable
	Products Trust	Products Trust	Insurance Funds	Insurance Funds	Insurance Funds	Insurance Funds
	Small Cap		Capital
	Value Securities	US Government	Development (1)	Global Health Care	Mid Cap Growth (1)	Technology

Net investment income (loss)	$(306)	$15,166	$(2,530)	$(19,109)	$(4,909)	$(12,604)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	266	—
Net realized gain (loss) from shares sold	18,569	3,117	(55,484)	126,499	(4,999)	114,575
Net unrealized appreciation (depreciation) on investments	70,877	(8,312)	173,101	287,531	(13,071)	44,935

Net realized and unrealized gain (loss) on investments	89,446	(5,195)	117,617	414,030	(17,804)	159,510

Increase (decrease) in net assets resulting from operations	89,140	9,971	115,087	394,921	(22,713)	146,906

Accumulation unit transactions:
Participant deposits	44,174	127,971	34,325	212,465	57,602	149,594
Transfers between investment sub-accounts and general account, net	(39,399)	6,493	(939,610)	(80,379)	919,468	(117,970)
Net surrenders and lapses	(17,011)	(36,830)	(30,901)	(224,591)	(28,061)	(151,032)
Contract benefits	—	—	—	(12,877)	—	(479)
Loan interest received	1,460	892	921	9,417	2,649	4,809
Transfers for policy loans	(10,488)	(955)	(1,867)	(77,939)	(25,928)	(50,468)
Contract charges	(29,464)	(56,673)	(25,474)	(161,171)	(52,531)	(108,477)
Other	1,590	3,757	649	5,683	1,772	3,415

Total net accumulation unit transactions	(49,138)	44,655	(961,957)	(329,392)	874,971	(270,608)

Increase (decrease) in net assets	40,002	54,626	(846,870)	65,529	852,258	(123,702)

Net assets, beginning of period	$552,064	$766,448	$846,870	$2,111,442	$—	$1,458,556

Net assets, end of period	$592,066	$821,074	$—	$2,176,971	$852,258	$1,334,854

(1)  During 2012 the Invesco VIF Capital Development Fund was replaced with the Invesco VIF Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Cap Core	Fixed Income	Equity	US Real Estate

Net investment income (loss)	$59,067	$(5,679)	$109,042	$(1,105)	$601

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(36,806)	34,726	1,946	38,118	25,789
Net unrealized appreciation (depreciation) on investments	705,805	140,534	103,842	64,828	(13,313)

Net realized and unrealized gain (loss) on investments	668,999	175,260	105,788	102,946	12,476

Increase (decrease) in net assets resulting from operations	728,066	169,581	214,830	101,841	13,077

Accumulation unit transactions:
Participant deposits	252,615	104,306	21,237	11,051	—
Transfers between investment sub-accounts and general account, net	29,485	(16,151)	40,020	28,840	(1,421)
Net surrenders and lapses	(225,876)	(77,303)	(113,902)	(10,448)	—
Contract benefits	(206)	—	—	—	—
Loan interest received	7,018	3,417	—	3,524	2,700
Transfers for policy loans	(35,596)	(15,066)	—	(9,750)	(2,944)
Contract charges	(186,484)	(85,437)	(24,389)	(11,735)	(4,918)
Other	8,310	3,718	155	(56)	8

Total net accumulation unit transactions	(150,734)	(82,516)	(76,879)	11,426	(6,575)

Increase (decrease) in net assets	577,332	87,065	137,951	113,267	6,502

Net assets, beginning of period	$3,631,302	$947,434	$2,323,800	$511,951	$86,030

Net assets, end of period	$4,208,634	$1,034,499	$2,461,751	$625,218	$92,532

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Advisors	Advisors
	Management Trust	Management Trust	Management Trust	Management Trust	Management Trust
	Small Cap	Short Duration	Mid Cap	Large Cap
	Growth	Bond	Growth	Value (2)	Socially Repsonsive

Net investment income (loss)	$(4,089)	$70,651	$(3,054)	$(7,053)	$(12)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	32,750	(14,342)	17,815	71,816	92
Net unrealized appreciation (depreciation) on investments	12,497	62,444	23,129	231,929	176

Net realized and unrealized gain (loss) on investments	45,247	48,102	40,944	303,745	268

Increase (decrease) in net assets resulting from operations	41,158	118,753	37,890	296,692	256

Accumulation unit transactions:
Participant deposits	52,724	356,115	28,820	148,025	486
Transfers between investment sub-accounts and general account, net	2,279	122,446	1,546	(30,035)	(232)
Net surrenders and lapses	(48,412)	(321,401)	(26,327)	(150,287)	—
Contract benefits	(456)	(803)	(4,409)	—	—
Loan interest received	3,975	14,742	481	6,651	3
Transfers for policy loans	(54,773)	(27,494)	(2,058)	(23,147)	20
Contract charges	(35,908)	(237,366)	(23,128)	(125,870)	(325)
Other	686	8,772	730	7,274	—

Total net accumulation unit transactions	(79,885)	(84,989)	(24,345)	(167,389)	(48)

Increase (decrease) in net assets	(38,727)	33,764	13,545	129,303	208

Net assets, beginning of period	$510,358	$3,171,189	$328,633	$1,973,668	$2,609

Net assets, end of period	$471,631	$3,204,953	$342,178	$2,102,971	$2,817

(2) During 2012 the Neuberger Berman Partners Portfolio was renamed the Neuberger Berman Large Cap Value Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Oppenheimer	Oppenheimer	Oppenheimer	Sentinel	Sentinel	Sentinel
	Variable Account	Variable Account	Variable Account	Variable	Variable	Variable
	Funds	Funds	Funds	Products Trust	Products Trust	Products Trust
		Main Street Small	Global Strategic			Common
	Balanced / VA	& Mid Cap / VA	Income / VA	Balanced	Bond	Stock

Net investment income (loss)	$79	$(310)	$13,221	$48,370	$167,708	$245,860

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	2,978	237,004	226,508	531,240
Net realized gain (loss) from shares sold	132	176	1,619	78,107	10,558	916,732
Net unrealized appreciation (depreciation) on investments	2,413	8,077	13,416	34,751	36,186	1,882,112

Net realized and unrealized gain (loss) on investments	2,545	8,253	18,013	349,862	273,252	3,330,084

Increase (decrease) in net assets resulting from operations	2,624	7,943	31,234	398,232	440,960	3,575,944

Accumulation unit transactions:
Participant deposits	957	4,165	36,846	336,547	758,678	2,406,542
Transfers between investment sub-accounts and general account, net	(955)	27,040	79,845	8,656	232,489	(1,015,371)
Net surrenders and lapses	—	(138)	(2,412)	(252,767)	(685,139)	(2,415,426)
Contract benefits	—	—	(53)	(7,970)	(454)	(50,415)
Loan interest received	—	—	1,767	13,690	33,385	133,132
Transfers for policy loans	—	—	(2,120)	(75,367)	(70,720)	(487,032)
Contract charges	(1,145)	(4,625)	(20,533)	(309,617)	(637,846)	(2,136,571)
Other	124	71	534	10,793	26,409	84,110

Total net accumulation unit transactions	(1,019)	26,513	93,874	(276,035)	(343,198)	(3,481,031)

Increase (decrease) in net assets	1,605	34,456	125,108	122,197	97,762	94,913

Net assets, beginning of period	$23,744	$39,238	$204,277	$3,889,664	$7,857,497	$26,447,911

Net assets, end of period	$25,349	$73,694	$329,385	$4,011,861	$7,955,259	$26,542,824

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series	Series
	Mid Cap	Small	Blue Chip	Equity	Health	Personal
	Growth	Company	Growth	Income	Sciences	Strategies Balanced

Net investment income (loss)	$(45,232)	$(55,382)	$(10,240)	$50,799	$(8,628)	$1,446

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	1,920,615	—	—	19,338	4,127
Net realized gain (loss) from shares sold	334,340	551,174	76,152	277,985	101,027	3,593
Net unrealized appreciation (depreciation) on investments	561,616	(922,367)	116,664	375,113	141,190	7,056

Net realized and unrealized gain (loss) on investments	895,956	1,549,422	192,816	653,098	261,555	14,776

Increase (decrease) in net assets resulting from operations	850,724	1,494,040	182,576	703,897	252,927	16,222

Accumulation unit transactions:
Participant deposits	715,929	1,325,517	120,496	466,105	75,170	30,984
Transfers between investment sub-accounts and general account, net	(133,732)	(109,893)	4,765	(377,501)	63,053	25,381
Net surrenders and lapses	(845,451)	(1,513,525)	(94,096)	(582,845)	(72,799)	(200)
Contract benefits	(7,646)	(9,036)	(1,305)	—	(6,544)	—
Loan interest received	37,569	53,342	4,556	15,270	2,665	1
Transfers for policy loans	(18,709)	(136,211)	(49,450)	(28,226)	(41,407)	(13,524)
Contract charges	(554,724)	(1,014,337)	(81,945)	(331,782)	(65,535)	(21,693)
Other	28,640	49,477	1,869	10,575	1,993	491

Total net accumulation unit transactions	(778,124)	(1,354,666)	(95,110)	(828,404)	(43,404)	21,440

Increase (decrease) in net assets	72,600	139,374	87,466	(124,507)	209,523	37,662

Net assets, beginning of period	$7,664,937	$14,691,359	$1,116,262	$4,745,926	$865,683	$112,815

Net assets, end of period	$7,737,537	$14,830,733	$1,203,728	$4,621,419	$1,075,206	$150,477

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Van Eck	Van Eck	Van Eck	Wells Fargo	Wells Fargo
	VIP	VIP	VIP	Variable	Variable
	Trust	Trust	Trust	Trust	Trust
	Emerging	Global	Global
	Markets	Bond	Hard Assets	Discovery	Opportunity

Net investment income (loss)	$(11,006)	$15,689	$(2,860)	$(56,331)	$(20,448)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	16,148	109,897	—	1,387
Net realized gain (loss) from shares sold	29,838	4,261	(39,221)	317,262	145,011
Net unrealized appreciation (depreciation) on investments	317,148	19,028	(28,324)	743,843	438,307

Net realized and unrealized gain (loss) on investments	346,986	39,437	42,352	1,061,105	584,705

Increase (decrease) in net assets resulting from operations	335,980	55,126	39,492	1,004,774	564,257

Accumulation unit transactions:
Participant deposits	153,737	140,835	147,727	517,011	261,412
Transfers between investment sub-accounts and general account, net	(33,082)	96,438	72,902	(52,830)	(45,550)
Net surrenders and lapses	(135,077)	(125,964)	(128,993)	(535,984)	(287,775)
Contract benefits	(285)	—	(357)	(16,395)	(2,943)
Loan interest received	3,898	4,687	3,806	34,634	13,612
Transfers for policy loans	(9,980)	(11,569)	(12,227)	(105,328)	(57,917)
Contract charges	(100,983)	(91,478)	(103,137)	(427,577)	(220,108)
Other	2,754	3,029	2,985	30,111	11,497

Total net accumulation unit transactions	(119,018)	15,978	(17,294)	(556,358)	(327,772)

Increase (decrease) in net assets	216,962	71,104	22,198	448,416	236,485

Net assets, beginning of period	$1,202,532	$1,129,749	$1,298,903	$6,153,314	$3,907,367

Net assets, end of period	$1,419,494	$1,200,853	$1,321,101	$6,601,730	$4,143,852

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Alger American Fund	Alger American Fund	Alger American Fund	Alliance Bernstein	Alliance Bernstein
		Capital	SmallCap		Small/Mid Cap
	Growth	Appreciation	Growth	Value	Value

Net investment income (loss)	$20,636	$(12,193)	$(67,668)	$64	$(5,246)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	845,580	29,954	148,863	89	91,704
Net unrealized appreciation (depreciation) on investments	(904,879)	(28,335)	(374,563)	(462)	30,800

Net realized and unrealized gain (loss) on investments	(59,299)	1,619	(225,700)	(373)	122,504

Increase (decrease) in net assets resulting from operations	(38,663)	(10,574)	(293,368)	(309)	117,258

Accumulation unit transactions:
Participant deposits	1,500,730	164,580	628,595	3,719	127,797
Transfers between investment sub-accounts and general account, net	383,241	34,937	(95,727)	(64)	886,752
Net surrenders and lapses	(1,482,323)	(155,414)	(596,083)	—	(102,121)
Contract benefits	(26,837)	(22,886)	(25,343)	—	—
Loan interest received	87,146	4,423	37,510	—	4,128
Transfers for policy loans	(217,905)	(11,283)	(129,664)	—	(12,219)
Contract charges	(1,057,284)	(113,200)	(516,462)	(669)	(72,965)
Other	48,625	19	32,971	4	2,850

Total net accumulation unit transactions	(764,607)	(98,824)	(664,203)	2,990	834,222

Increase (decrease) in net assets	(803,270)	(109,398)	(957,571)	2,681	951,480

Net assets, beginning of period	$15,056,232	$1,812,722	$8,048,119	$6,576	$856,830

Net assets, end of period	$14,252,962	$1,703,324	$7,090,548	$9,257	$1,808,310

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	International	Income &	Inflation
	Value	Growth	Growth	Protection	International

Net investment income (loss)	$90,608	$12,497	$22,643	$74,191	$27,643

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	27,210	—
Net realized gain (loss) from shares sold	141,979	30,825	(149,179)	137,135	282,556
Net unrealized appreciation (depreciation) on investments	(776,997)	(147,515)	194,625	(13,980)	(928,115)

Net realized and unrealized gain (loss) on investments	(635,018)	(116,690)	45,446	150,365	(645,559)

Increase (decrease) in net assets resulting from operations	(544,410)	(104,193)	68,089	224,556	(617,916)

Accumulation unit transactions:
Participant deposits	314,552	39,373	302,391	192,659	579,651
Transfers between investment sub-accounts and general account, net	273,954	(151,757)	(51,368)	(744,148)	(235,682)
Net surrenders and lapses	(305,775)	(78,753)	(321,037)	(190,108)	(569,808)
Contract benefits	—	—	(5,544)	—	(1,011)
Loan interest received	9,392	381	9,866	8,220	17,060
Transfers for policy loans	(7,398)	(5,976)	(44,607)	(149,387)	(46,429)
Contract charges	(194,000)	(33,840)	(265,684)	(141,051)	(341,664)
Other	5,555	1,746	8,134	10,481	10,260

Total net accumulation unit transactions	96,280	(228,826)	(367,849)	(1,013,334)	(587,623)

Increase (decrease) in net assets	(448,130)	(333,019)	(299,760)	(788,778)	(1,205,539)

Net assets, beginning of period	$2,856,325	$571,357	$3,180,709	$2,189,913	$5,078,621

Net assets, end of period	$2,408,195	$238,338	$2,880,949	$1,401,135	$3,873,082

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	American Century	American Century	American Century	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund
					Opportunistic
	Ultra	Value	Vista	Appreciation	Small Cap

Net investment income (loss)	$(488)	$77,053	$(7,699)	$4,837	$(504)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	8,241	(3,643)	55,469	20,771	4,560
Net unrealized appreciation (depreciation) on investments	(5,920)	(56,168)	(120,658)	25,795	(18,871)

Net realized and unrealized gain (loss) on investments	2,321	(59,811)	(65,189)	46,566	(14,311)

Increase (decrease) in net assets resulting from operations	1,833	17,242	(72,888)	51,403	(14,815)

Accumulation unit transactions:
Participant deposits	10,051	625,971	125,523	73,142	16,152
Transfers between investment sub-accounts and general account, net	(18,472)	(283,657)	(82,283)	69,963	14,602
Net surrenders and lapses	(3,736)	(619,123)	(69,215)	(63,353)	(6,074)
Contract benefits	(847)	(61,025)	—	(694)	—
Loan interest received	763	21,210	5,919	2,499	110
Transfers for policy loans	(11,713)	(163,228)	(25,951)	(15,683)	(2,380)
Contract charges	(5,906)	(466,487)	(68,583)	(41,406)	(7,019)
Other	77	11,640	1,439	866	106

Total net accumulation unit transactions	(29,783)	(934,699)	(113,151)	25,334	15,497

Increase (decrease) in net assets	(27,950)	(917,457)	(186,039)	76,737	682

Net assets, beginning of period	$103,400	$7,031,847	$961,617	$634,365	$97,745

Net assets, end of period	$75,450	$6,114,390	$775,578	$711,102	$98,427

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

			DWS	DWS	DWS
	Dreyfus Variable	Dreyfus Variable	Variable	Variable	Variable
	Investment Fund	Investment Fund	Series II	Series II	Series II
	Quality	Socially	Dreman	Dreman
	Bond	Responsible Growth	Strategic Value (1)	Small Cap Value	Large Cap Value (2)

Net investment income (loss)	$10,359	$463	$1,614	$(4,131)	$(1,103)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	7,445	5,116	15,089	259,779	(2,037)
Net unrealized appreciation (depreciation) on investments	4,585	(3,769)	(1,402)	(560,658)	(10,834)

Net realized and unrealized gain (loss) on investments	12,030	1,347	13,687	(300,879)	(12,871)

Increase (decrease) in net assets resulting from operations	22,389	1,810	15,301	(305,010)	(13,974)

Accumulation unit transactions:
Participant deposits	47,814	34,795	6,152	308,397	18,840
Transfers between investment sub-accounts and general account, net	16,047	(21,554)	(206,583)	(651,600)	213,142
Net surrenders and lapses	(18,877)	(16,823)	(4,309)	(278,869)	(4,936)
Contract benefits	—	—	—	—	(908)
Loan interest received	388	1,393	84	7,494	1,067
Transfers for policy loans	(6,734)	(5,968)	(8,207)	(26,620)	(10,120)
Contract charges	(36,960)	(36,456)	(4,259)	(191,732)	(8,241)
Other	644	409	156	5,886	703

Total net accumulation unit transactions	2,322	(44,204)	(216,966)	(827,044)	209,547

Increase (decrease) in net assets	24,711	(42,394)	(201,665)	(1,132,054)	195,573

Net assets, beginning of period	$348,383	$333,715	$201,665	$3,202,502	$—

Net assets, end of period	$373,094	$291,321	$—	$2,070,448	$195,573

(1) During 2011 the DWS Dreman Strategic Value Fund was liquidated

(2) During 2011 the DWS Variable Series II DWS Large Cap Value fund was added

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

			Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	DWS	DWS	Insurance	Insurance	Insurance	Insurance
	VIT Funds	VIT Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Small Cap		Equity		High
	Equity 500 Index	Index	Contrafund	Income	Growth	Income

Net investment income (loss)	$14,656	$2,463	$15,462	$143,460	$(66,147)	$296,970

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	46,099	—
Net realized gain (loss) from shares sold	1,048	(7,696)	(266,858)	(92,090)	104,057	9,780
Net unrealized appreciation (depreciation) on investments	(2,399)	(21,529)	(144,495)	11,335	(129,605)	(146,512)

Net realized and unrealized gain (loss) on investments	(1,351)	(29,225)	(411,353)	(80,755)	20,551	(136,732)

Increase (decrease) in net assets resulting from operations	13,305	(26,762)	(395,891)	62,705	(45,596)	160,238

Accumulation unit transactions:
Participant deposits	56,851	84,775	1,144,852	751,720	1,291,449	458,252
Transfers between investment sub-accounts and general account, net	(7,213)	94,359	(396,790)	(126,332)	(410,346)	(19,340)
Net surrenders and lapses	(11,465)	(18,789)	(1,027,243)	(875,547)	(1,006,065)	(326,980)
Contract benefits	—	—	(40,259)	(321,031)	(15,439)	(3,087)
Loan interest received	—	59	53,927	42,880	86,722	16,703
Transfers for policy loans	(157)	(222)	(144,863)	(272,178)	(239,118)	(122,439)
Contract charges	(46,618)	(20,127)	(865,218)	(738,703)	(1,008,496)	(416,922)
Other	(17)	502	38,082	25,549	54,619	17,799

Total net accumulation unit transactions	(8,619)	140,557	(1,237,512)	(1,513,642)	(1,246,674)	(396,014)

Increase (decrease) in net assets	4,686	113,795	(1,633,403)	(1,450,937)	(1,292,270)	(235,776)

Net assets, beginning of period	$939,882	$563,861	$12,764,653	$10,128,179	$13,658,770	$5,120,716

Net assets, end of period	$944,568	$677,656	$11,131,250	$8,677,242	$12,366,500	$4,884,940

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Investment
	Index 500	Grade Bond	Mid Cap	Money Market (3)	Overseas	Value Strategies

Net investment income (loss)	$399,063	$160,492	$(29,067)	$(46,873)	$51,463	$6

Realized and unrealized gain (loss) on investments:

Capital gains distributions	871,051	176,378	6,319	—	18,128	—
Net realized gain (loss) from shares sold	(1,125,347)	71,991	595,779	8	(463,306)	7,051
Net unrealized appreciation (depreciation) on investments	291,648	10,720	(1,180,301)	—	(1,322,886)	(22,729)

Net realized and unrealized gain (loss) on investments	37,352	259,089	(578,203)	8	(1,768,064)	(15,678)

Increase (decrease) in net assets resulting from operations	436,415	419,581	(607,270)	(46,865)	(1,716,601)	(15,672)

Accumulation unit transactions:
Participant deposits	3,844,838	698,526	531,767	1,013,910	856,894	16,887
Transfers between investment sub-accounts and general account, net	(394,311)	508,064	(706,834)	10,293,942	(32,615)	43,645
Net surrenders and lapses	(3,515,919)	(769,334)	(428,811)	(2,318,335)	(569,650)	(4,140)
Contract benefits	(122,637)	(16,617)	(20,134)	—	(31,573)	—
Loan interest received	126,299	16,527	14,663	14,211	41,477	1
Transfers for policy loans	(704,444)	(107,843)	(67,198)	(51,650)	(222,273)	(35,879)
Contract charges	(2,842,601)	(585,844)	(329,035)	(742,989)	(633,072)	(13,037)
Other	115,466	13,638	8,769	17,942	30,587	757

Total net accumulation unit transactions	(3,493,309)	(242,883)	(996,813)	8,227,031	(560,225)	8,234

Increase (decrease) in net assets	(3,056,894)	176,698	(1,604,083)	8,180,166	(2,276,826)	(7,438)

Net assets, beginning of period	$37,447,052	$6,442,336	$4,943,207	$—	$10,217,825	$102,678

Net assets, end of period	$34,390,158	$6,619,034	$3,339,124	$8,180,166	$7,940,999	$95,240

(3) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real	Mutual Global	Small Midcap
	Securities	Securities	Estate	Discovery Securities	Growth Fund

Net investment income (loss)	$17,689	$12,920	$72,272	$2,671	$(2,156)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	4,460	—
Net realized gain (loss) from shares sold	36,428	(20,435)	(24,415)	1,318	20,648
Net unrealized appreciation (depreciation) on investments	(273,632)	(7,889)	(114,812)	(15,926)	(31,400)

Net realized and unrealized gain (loss) on investments	(237,204)	(28,324)	(139,227)	(10,148)	(10,752)

Increase (decrease) in net assets resulting from operations	(219,515)	(15,404)	(66,955)	(7,477)	(12,908)

Accumulation unit transactions:
Participant deposits	207,262	106,909	136,909	18,202	28,387
Transfers between investment sub-accounts and general account, net	6,333	(27,420)	63,849	141,353	(1,916)
Net surrenders and lapses	(169,219)	(34,020)	(95,879)	(3,215)	(23,916)
Contract benefits	(2,091)	(12,960)	(12,116)	—	—
Loan interest received	6,274	2,129	1,959	395	150
Transfers for policy loans	(22,803)	(3,124)	(67,798)	(840)	(24,414)
Contract charges	(117,570)	(68,098)	(81,486)	(13,431)	(20,995)
Other	4,012	1,868	1,606	614	406

Total net accumulation unit transactions	(87,802)	(34,716)	(52,956)	143,078	(42,298)

Increase (decrease) in net assets	(307,317)	(50,120)	(119,911)	135,601	(55,206)

Net assets, beginning of period	$1,981,349	$877,621	$1,028,494	$92,669	$272,275

Net assets, end of period	$1,674,032	$827,501	$908,583	$228,270	$217,069

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Invesco Variable	Invesco Variable	Invesco Variable	Invesco Variable
	Products Trust	Products Trust	Investment Funds (4)	Investment Funds (4)	Investment Funds (4)	Investment Funds (4)
	Small Cap		Capital
	Value Securities	US Government	Development (5)	Dynamics (6)	Global Health Care	Technology

Net investment income (loss)	$(594)	$93,983	$(5,139)	$(2,817)	$(19,495)	$(11,165)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—	—
Net realized gain (loss) from shares sold	2,684	93,582	(10,184)	275,826	(64,192)	56,821
Net unrealized appreciation (depreciation) on investments	(27,619)	(21,415)	(171,596)	(161,063)	155,718	(134,619)

Net realized and unrealized gain (loss) on investments	(24,935)	72,167	(181,780)	114,763	91,526	(77,798)

Increase (decrease) in net assets resulting from operations	(25,529)	166,150	(186,919)	111,946	72,031	(88,963)

Accumulation unit transactions:
Participant deposits	64,521	335,086	61,149	31,310	244,256	165,976
Transfers between investment sub-accounts and general account, net	(9,453)	(2,453,332)	1,058,322	(1,088,667)	(40,627)	86,999
Net surrenders and lapses	(79,068)	(386,671)	(19,155)	(33,508)	(126,202)	(159,780)
Contract benefits	(305)	—	(10,543)	—	(2,713)	(686)
Loan interest received	1,006	5,072	3,090	578	8,749	4,541
Transfers for policy loans	(4,563)	(27,073)	(6,180)	(5,906)	(55,583)	(25,387)
Contract charges	(31,197)	(199,951)	(54,196)	(27,666)	(168,870)	(127,051)
Other	1,465	7,038	1,302	334	3,376	2,214

Total net accumulation unit transactions	(57,594)	(2,719,831)	1,033,789	(1,123,525)	(137,614)	(53,174)

Increase (decrease) in net assets	(83,123)	(2,553,681)	846,870	(1,011,579)	(65,583)	(142,137)

Net assets, beginning of period	$635,187	$3,320,129	$—	$1,011,579	$2,177,025	$1,600,693

Net assets, end of period	$552,064	$766,448	$846,870	$—	$2,111,442	$1,458,556

(4) During 2011 the AIM V.I. Funds were renamed Invesco V.I. Funds

(5) During 2011 the Invesco V.I. Capital Development Fund was added

(6) During 2011 the Invesco V.I. Dynamic Fund was liquidated

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Cap	Fixed Income	Equity	US Real Estate

Net investment income (loss)	$47,453	$(6,781)	$88,304	$1,192	$516

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(214,092)	5,245	(33,832)	(12,230)	1,798
Net unrealized appreciation (depreciation) on investments	(305,449)	(55,088)	79,372	(103,622)	2,673

Net realized and unrealized gain (loss) on investments	(519,541)	(49,843)	45,540	(115,852)	4,471

Increase (decrease) in net assets resulting from operations	(472,088)	(56,624)	133,844	(114,660)	4,987

Accumulation unit transactions:
Participant deposits	313,943	105,662	22,931	17,222	597
Transfers between investment sub-accounts and general account, net	91,565	(10,124)	66,676	13,769	(13,645)
Net surrenders and lapses	(251,482)	(100,827)	(72,090)	(11,916)	—
Contract benefits	(16,441)	—	—	—	—
Loan interest received	6,039	2,621	—	—	—
Transfers for policy loans	(68,239)	(17,293)	—	(5,838)	(2,525)
Contract charges	(205,126)	(87,336)	(23,425)	(11,908)	(5,236)
Other	6,822	3,053	3	(5)	(7)

Total net accumulation unit transactions	(122,919)	(104,244)	(5,905)	1,324	(20,816)

Increase (decrease) in net assets	(595,007)	(160,868)	127,939	(113,336)	(15,829)

Net assets, beginning of period	$4,226,309	$1,108,302	$2,195,861	$625,287	$101,859

Net assets, end of period	$3,631,302	$947,434	$2,323,800	$511,951	$86,030

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Advisors	Advisors
	Management Trust	Management Trust	Management Trust	Management Trust	Management Trust
	Small Cap	Short Duration	Mid Cap
	Growth	Bond	Growth	Partners	Socially Repsonsive

Net investment income (loss)	$(4,609)	$91,334	$(3,020)	$(18,221)	$(9)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	53,258	(30,702)	10,956	(20,367)	74
Net unrealized appreciation (depreciation) on investments	(53,775)	(82,977)	(8,409)	(230,862)	(189)

Net realized and unrealized gain (loss) on investments	(517)	(113,679)	2,547	(251,229)	(115)

Increase (decrease) in net assets resulting from operations	(5,126)	(22,345)	(473)	(269,450)	(124)

Accumulation unit transactions:
Participant deposits	72,311	402,842	33,813	171,856	508
Transfers between investment sub-accounts and general account, net	(46,264)	(312,489)	(7,686)	(103,694)	462
Net surrenders and lapses	(65,003)	(453,024)	(19,777)	(192,760)	—
Contract benefits	(1,256)	(783)	(737)	(182)	—
Loan interest received	3,785	12,564	390	8,356	4
Transfers for policy loans	(20,289)	(38,122)	(1,254)	(38,721)	20
Contract charges	(38,333)	(269,829)	(23,436)	(147,017)	(312)
Other	793	9,018	737	7,125	1

Total net accumulation unit transactions	(94,256)	(649,823)	(17,950)	(295,037)	683

Increase (decrease) in net assets	(99,382)	(672,168)	(18,423)	(564,487)	559

Net assets, beginning of period	$609,740	$3,843,357	$347,056	$2,538,155	$2,050

Net assets, end of period	$510,358	$3,171,189	$328,633	$1,973,668	$2,609

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

				Sentinel	Sentinel	Sentinel
	Oppenheimer	Oppenheimer	Oppenheimer	Variable	Variable	Variable
	Variable Products	Variable Products	Variable Products	Products Trust	Products Trust	Products Trust
		Main Street Small	Global Strategic			Common
	Balanced / VA	& Mid Cap / VA	Income / VA	Balanced	Bond	Stock

Net investment income (loss)	$233	$(197)	$1,682	$60,105	$207,339	$180,459

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	2,023	99,871	53,565	—
Net realized gain (loss) from shares sold	32	919	(5,986)	25,444	(17,815)	(15,500)
Net unrealized appreciation (depreciation) on investments	(396)	528	(4,567)	(69,889)	161,022	332,687

Net realized and unrealized gain (loss) on investments	(364)	1,447	(8,530)	55,426	196,772	317,187

Increase (decrease) in net assets resulting from operations	(131)	1,250	(6,848)	115,531	404,111	497,646

Accumulation unit transactions:
Participant deposits	3,669	1,629	25,077	403,422	616,277	2,652,968
Transfers between investment sub-accounts and general account, net	846	23,772	358,806	67,719	1,896,327	181,330
Net surrenders and lapses	—	—	(4,392)	(242,109)	(822,438)	(2,339,699)
Contract benefits	—	—	—	(11,460)	(18,208)	(377,727)
Loan interest received	—	79	279	10,783	25,478	128,565
Transfers for policy loans	—	5,000	(241,629)	(41,659)	(109,176)	(557,054)
Contract charges	(1,018)	(1,807)	(12,551)	(315,238)	(524,587)	(2,276,472)
Other	84	(185)	961	10,334	19,569	63,334

Total net accumulation unit transactions	3,581	28,488	126,551	(118,208)	1,083,242	(2,524,755)

Increase (decrease) in net assets	3,450	29,738	119,703	(2,677)	1,487,353	(2,027,109)

Net assets, beginning of period	$20,294	$9,500	$84,574	$3,892,341	$6,370,144	$28,475,020

Net assets, end of period	$23,744	$39,238	$204,277	$3,889,664	$7,857,497	$26,447,911

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Sentinel	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Products Trust	Series	Series	Series
	Mid Cap	Money	Small	Blue Chip	Equity	Health
	Growth	Market (7)	Company	Growth	Income	Sciences

Net investment income (loss)	$(66,196)	$(24,711)	$(139,607)	$(10,125)	$34,342	$(7,657)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	364,757	—	—	—
Net realized gain (loss) from shares sold	154,593	—	416,380	213,819	435,236	61,804
Net unrealized appreciation (depreciation) on investments	138,903	—	(281,279)	(181,615)	(598,318)	31,667

Net realized and unrealized gain (loss) on investments	293,496	—	499,858	32,204	(163,082)	93,471

Increase (decrease) in net assets resulting from operations	227,300	(24,711)	360,251	22,079	(128,740)	85,814

Accumulation unit transactions:
Participant deposits	808,421	354,344	1,470,655	140,603	584,970	82,398
Transfers between investment sub-accounts and general account, net	(274,051)	(9,568,067)	(1,404,188)	(105,326)	(304,764)	37,581
Net surrenders and lapses	(563,775)	(382,260)	(1,266,799)	(248,506)	(721,055)	(110,344)
Contract benefits	(1,335)	—	(22,908)	(2,175)	—	—
Loan interest received	30,653	1,876	50,897	4,675	14,373	1,777
Transfers for policy loans	(198,121)	175,201	(250,072)	(28,969)	(43,541)	(15,784)
Contract charges	(583,854)	(381,137)	(1,113,949)	(83,589)	(366,064)	(53,039)
Other	26,036	9,100	45,269	1,995	13,950	1,605

Total net accumulation unit transactions	(756,026)	(9,790,943)	(2,491,095)	(321,292)	(822,131)	(55,806)

Increase (decrease) in net assets	(528,726)	(9,815,654)	(2,130,844)	(299,213)	(950,871)	30,008

Net assets, beginning of period	$8,193,663	$9,815,654	$16,822,203	$1,415,475	$5,696,797	$835,675

Net assets, end of period	$7,664,937	$—	$14,691,359	$1,116,262	$4,745,926	$865,683

(7) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	T Rowe Price	Van Eck	Van Eck	Van Eck	Wells Fargo	Wells Fargo
	Equity	VIP	VIP	VIP	Variable	Variable
	Series	Trust	Trust	Trust	Trust Funds	Trust Funds
	Personal	Emerging	Global	Global
	Strategies	Markets	Bond	Hard Asset	Discovery	Opportunity

Net investment income (loss)	$1,330	$3,998	$13,130	$(2,612)	$(56,115)	$(20,380)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	4,401	3,263	—	—
Net realized gain (loss) from shares sold	2,044	147,575	(1,319)	15,343	307,985	(89,521)
Net unrealized appreciation (depreciation) on investments	(5,689)	(731,991)	7,861	(7,278)	(251,440)	(112,706)

Net realized and unrealized gain (loss) on investments	(3,645)	(584,416)	10,943	11,328	56,545	(202,227)

Increase (decrease) in net assets resulting from operations	(2,315)	(580,418)	24,073	8,716	430	(222,607)

Accumulation unit transactions:
Participant deposits	13,889	209,273	46,943	71,817	608,472	288,272
Transfers between investment sub-accounts and general account, net	29,352	(196,186)	1,056,415	1,091,092	(155,812)	(165,082)
Net surrenders and lapses	(745)	(258,401)	(94,970)	(59,642)	(534,102)	(161,322)
Contract benefits	—	—	—	—	(14,959)	(448)
Loan interest received	—	4,852	1,504	1,752	53,562	11,092
Transfers for policy loans	—	(3,098)	(87,451)	(38,082)	(197,269)	(56,698)
Contract charges	(18,633)	(135,843)	(30,073)	(51,619)	(458,745)	(234,656)
Other	399	3,714	1,012	3,893	26,316	8,247

Total net accumulation unit transactions	24,262	(375,689)	893,380	1,019,211	(672,537)	(310,595)

Increase (decrease) in net assets	21,947	(956,107)	917,453	1,027,927	(672,107)	(533,202)

Net assets, beginning of period	$90,868	$2,158,639	$212,296	$270,976	$6,825,421	$4,440,569

Net assets, end of period	$112,815	$1,202,532	$1,129,749	$1,298,903	$6,153,314	$3,907,367

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the “Variable” Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”).  The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products.  Equity Services, Inc., a control affiliate of National Life, is the principal underwriter for the variable life insurance policies issued by National Life.

National Life maintains four products within the Variable Account. The VariTrak product was established on March 11, 1996 and is used exclusively for National Life’s flexible premium variable life insurance products known collectively as VariTrak.  On May 1, 1998, National Life established the Estate Provider product to be used exclusively for National Life’s flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider product to be used exclusively for National Life’s flexible premium variable universal life policies known collectively as Benefit Provider.   On December 23, 2008, National Life established Investor Select product to be used exclusively for National Life’s flexible premium universal variable life policies known collectively as Investor Select.  Effective January 1, 2009, National Life no longer offers new issues of VariTrak, Estate Provider, and Benefit Provider products.

The Variable Account invests the accumulated policyholder policy values in shares of mutual fund portfolios within The Alger Portfolios, Alliance Bernstein Variable Products, American Century Variable Portfolios (“ACVP”), Dreyfus Variable Investment Fund (“VIF”), Dreyfus Socially Responsible Growth Fund, DWS Variable Series II, DWS Investments VIT Funds, Franklin Templeton Variable Insurance Products Trust, Invesco Variable Investment Funds (“V.I.”), JP Morgan Insurance Trust, Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, Oppenheimer Variable Account Funds, Sentinel Variable Products Trust (“SVPT”), T. Rowe Price Equity Series, Van Eck VIP Trust, Fidelity Variable Insurance Products Funds (“VIPF”), and Wells Fargo Variable Trust.  Net premiums received by the Variable Account are deposited in the portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the VIPF Money Market Fund.  Policyholders may also direct the allocations of their policy value to a declared interest account (within the General Account of National Life) and may transfer policy value between the portfolios within the Variable Account and the declared interest account.  Sentinel Asset Management, Inc., a control affiliate of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”).  Sentinel Administrative Services, Inc., a control affiliate of National Life, provides transfer agent and administrative services to SVPT.

There are sixty-eight sub-accounts within the Variable Account as of December 31, 2012.  Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder policy values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

In 2012, the Invesco VIF Capital Development Fund was replaced with the Invesco VIF Mid Cap Growth Fund.

In 2011, two funds were liquidated, Invesco V.I. Dynamic Fund and DWS Dreman Strategic Value Fund. Two new funds were added, Invesco V.I Capital Development Fund and DWS Variable Series II DWS Large Cap Value. Additionally the SVPT Money Market Fund was replaced with the VIPF Money Market Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies followed in the preparation of the financial statements:

Investments

The portfolios consist of the Alger Large Cap Growth Portfolio, Alger Capital Appreciation Portfolio, Alger Small Cap Growth Portfolio, Alliance Bernstein VPS International Growth Fund, Alliance Bernstein VPS International Value Fund, Alliance Bernstein VPS Small/Mid Cap Value Fund, Alliance Bernstein VPS Value Fund, ACVP Income & Growth Portfolio, ACVP Ultra Portfolio, ACVP Value Portfolio, ACVP Vista Portfolio, ACVP International Portfolio, ACVP Inflation Protection Portfolio, Dreyfus VIF Appreciation Portfolio, Dreyfus VIF Opportunistic Small Cap Portfolio, Dreyfus VIF Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, DWS VIT Equity 500 Index Fund, DWS VIT Small Cap Index Fund, DWS Dreman Small Mid Cap Value Portfolio, DWS Large Cap Value Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Overseas Portfolio, VIPF Contrafund Portfolio, VIPF Index 500 Portfolio, VIPF Mid Cap Portfolio, VIPF Value Strategies Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Money Market, Franklin Templeton VIP Mutual Global Discovery Securities Fund, Franklin Templeton VIP Mutual Shares Securities Fund, Franklin Templeton VIP Small Cap Value Securities Fund, Franklin Templeton VIP Small Mid Cap Growth Securities Fund, Franklin Templeton VIP Foreign Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton VIP US Government Fund, Invesco V.I. Mid Cap Growth Fund, Invesco V.I. Global Health Care Fund, Invesco V.I. Technology Fund, JP Morgan International Equity Portfolio, JP Morgan Small Cap Core Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Large Cap Value Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger Berman Short Duration Bond Portfolio, Neuberger Berman Small Cap Growth Portfolio, Neuberger Berman Socially Responsive Portfolio, Oppenheimer Variable Products Balanced/VA Fund, Oppenheimer Variable Products Main Street Small & Mid Cap/VA Fund, Oppenheimer Variable Products Global Strategic Income/VA Fund, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Mid Cap Growth Fund, SVPT Small Company Fund, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Health Sciences Portfolio, T. Rowe Price Personal Strategy Balanced Portfolio, Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund, Van Eck VIP Global Hard Assets Fund, Wells Fargo Discovery Fund and Wells Fargo Opportunity Fund.  The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies.  Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

Investments in the portfolios are valued at the closing net asset value per share as determined by each portfolio’s administrator, and are classified under Level 1 of the three-tier hierarchy established in Accounting Standards Codification (“ASC”) 820.  Under that hierarchy, Level 1 inputs consist of quoted prices in active markets for identical investments.  The change in the difference between cost and market value is reflected as unrealized appreciation (depreciation) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and capital gain distributions are recorded on the ex-dividend date.  The cost of investments sold is determined using the first in, first out method (FIFO).

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policyholder Transactions

Policyholders may allocate amounts in their policy value to the Variable Account and to the guaranteed interest account of National Life’s General Account.  Participant deposits are reduced by applicable deductions, charges and state premium taxes.  Transfers between the Variable Account and the guaranteed interest account, net, are amounts that policyholders have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to policyholders and beneficiaries made under the terms of the policies and amounts that policyholders have requested to be withdrawn and paid to them.  Withdrawal charges, if applicable, are included in transfers for policy benefits and terminations.  Included in policy charges are administrative, cost of insurance, and other variable charges deducted monthly from the policies.

Loans

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy.  At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life.  Interest is credited by National Life at predetermined rates on collateral held in the General Account.  This interest is periodically transferred to the Variable Account.

Federal Income Taxes

The operations of the Variable Account are part of, and taxed with, the total operations of National Life.  Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

Subsequent Events

National Life has evaluated events subsequent to December 31, 2012 and through the financial statement issuance date.  National Life has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life.  During the year ended December 31, 2012, management fees were paid directly by the sub-accounts to the affiliate investment manager.  The advisory agreement provides for fees ranging from 0.40% to 0.55% based on individual portfolios and average daily net assets.  The effective advisory fee rate paid by the sub-accounts in 2012 was 0.48%.

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account.  Such charges reimburse National Life for the insurance and other benefits provided, its assumption of mortality and expense risks, and policy administration.  The mortality risk assumed is that the insured under the policies may die sooner than anticipated.  The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — VariTrak Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Tax Charge	Upon receipt of premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or 15 Policy Years following an increase in Face Amount	$0 - $2 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years or following an increase in Face Amount	$1.10 to $37.75 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Withdrawal Fees	Upon making a withdrawal	Lesser of 2% of amount withdrawn or $25	Deducted from Withdrawal Amount
Transfer Fees	Upon making a transfer	$25 per transfer in excess of 5 transfers in any one Policy Year	Deducted from Transfer Amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender, or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Unit Liquidation from Policy Value
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of Policy	Unit liquidation from Policy Value
Mortality and Expense Risk Fees	Deducted Daily	Annual rate of 0.90% of the average daily net assets of each subaccount of the Variable Account	Deducted from sub-accounts as a Reduction in Unit Value
Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1000 of Face Amount	Unit liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Investor Select Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	6.00% of each premium payment	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 10 Policy Years or following an increase in Face Amount	Varies based on the characteristics of the insureds	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Policy Value
Policy Value Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.04% of Accumulated Value	Unit Liquidation from Policy Value
Policy Fee	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	$7.50 per month	Unit Liquidation from Policy Value
Expense Charge	On the Date of Issue of the Policy and on each Monthly Policy Date during the first 10 Policy Years, and for 10 years, following an increase in the Face Amount	Varies based on the face amount of the policy at issue, age of the insureds and other factors	Unit Liquidation from Policy Value
Withdrawal Charge	Upon making a Withdrawal	$25 per withdrawal	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	0% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 per report	Pro-Rata Unit Liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Estate Provider Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	7.40% - 10.40% depending on Policy Year	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse before the end of Policy Year 10, or the ten years after an increase in the Basic Coverage	Based on Joint Age at issue or time of increase; Level up to 5 years, declines thereafter each month by 1/60 of initial surrender charge	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Policy Value
Variable Account Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.75% - 0.90% in Policy Years 1 - 10	Unit Liquidation from Policy Value
Administrative Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 - $15.00 per month plus $0.08 to $0.09 per $1000 of basic coverage	Unit Liquidation from Policy Value
Withdrawal Charge	Upon making a Withdrawal	The lesser of 2% of the Withdrawal amount or $25	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer in excess of 12 transfers in any one Policy Year	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Pro-Rata Unit Liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Benefit Provider Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Distribution Charge	Upon receipt of Premium Payment	5% - 15% of Premiums paid during the Policy Year up to the Target Premium, plus 0.5% - 2.5% of Premiums paid in excess of the Target Premium, depending on the Policy Year	Deducted from Premium Payment
Premium Tax Charge	Upon receipt of Premium Payment	Amount varies by State, and may range from 2% to as high as 12% in certain jurisdictions in Kentucky	Deducted from Premium Payment
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of the Policy	Unit liquidation from Policy Value
Policy Administration Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Currently $5.50 per month; Guaranteed not to exceed $8.00 per month	Unit liquidation from Policy Value
Underwriting Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$1.67 per month in Policy Year 1, and $3.75 per month in Policy Years 2 — 5	Unit liquidation from Policy Value
Mortality and Expense Risk Charge	Deducted Daily	Annual rate of 0% - 0.22% of the average daily net assets of each sub-account of the Variable Account; Guaranteed not to exceed Annual rate of 0.60%	Deducted from sub-accounts as a reduction in Unit Value
Variable Account Administration Charge	Deducted Daily	Annual Rate of 0.10% during the first 20 Policy Years, and annual rate of 0.07% thereafter	Deducted from sub-accounts as a reduction in Unit Value
Transfer Charge	Upon making a Transfer	$25 per Transfer in excess of 12 transfers in any one Policy Year	Deducted from Transfer amount
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 — INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2012 are set forth below:

Portfolio	Shares	Cost

Alger American Fund
Large Cap Growth Portfolio	298,683	$10,013,624
Capital Appreciation Portfolio	31,142	1,444,673
Small Cap Growth Portfolio	261,487	7,138,184
Alliance Bernstein Variable Products
Value Fund	1,291	12,230
Small/Mid Cap Value Fund	101,918	1,355,456
International Value Fund	202,419	2,556,684
International Growth Fund	14,513	226,147
American Century Variable Portfolios
Income & Growth Portfolio	424,556	2,494,351
Inflation Protection Portfolio	126,769	1,409,493
International Portfolio	462,886	3,187,763
Ultra Portfolio	8,132	69,801
Value Portfolio	933,824	5,010,049
Vista Portfolio	42,252	546,011
Dreyfus Variable Investment Funds
Appreciation Portfolio	14,493	463,427
Opportunistic Small Cap Portfolio	3,318	83,278
Quality Bond Portfolio	36,288	413,922
Socially Responsible Growth Fund	8,602	226,722
DWS Variable Series II
Dreman Small Mid Cap Value Portfolio	145,341	1,325,131
Large Cap Value Portfolio	19,554	238,333
DWS VIT Funds
Equity 500 Index Fund	68,799	936,381
Small Cap Index Fund	49,333	567,384
Fidelity Variable Insurance Products
Contrafund Portfolio	422,229	9,745,908
Equity Income Portfolio	453,062	7,890,483
Growth Portfolio	304,512	10,268,632
High Income Portfolio	871,365	4,475,279
Index 500 Portfolio	253,844	32,776,659
Investment Grade Bond Portfolio	510,900	6,441,547
Mid Cap Portfolio	115,271	2,863,875
Money Market	7,709,853	7,709,853
Overseas Portfolio	551,100	8,509,502
Value Strategies Portfolio	13,497	131,545
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	117,731	1,417,560
Mutual Shares Securities Fund	46,535	704,767
Global Real Estate Fund	75,110	821,005
Mutual Global Discovery Securities Fund	12,283	249,301
Small Mid Cap Growth Securities Fund	9,647	168,755
Small Cap Value Securities Fund	32,478	443,714
US Government Fund	60,507	805,687

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2012 are set forth below:

Portfolio	Shares	Cost

Invesco Variable Insurance Funds
Global Health Care Fund	103,665	$1,546,346
Mid Cap Growth Fund (1)	217,413	865,329
Technology Fund	79,126	983,070
JP Morgan Series Trust II
International Equity Portfolio	400,060	3,936,302
Small Cap Core Portfolio	60,889	766,417
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	231,368	2,406,182
Emerging Markets Equity Portfolio	41,598	531,625
US Real Estate Portfolio	5,935	88,812
Neuberger Berman Advisors Management Trust
Small Cap Growth Portfolio	35,730	354,575
Short Duration Bond Portfolio	292,690	3,289,821
Mid Cap Growth Portfolio	11,049	250,739
Large Cap Value Portfolio (2)	181,291	1,616,701
Socially Responsive Portfolio	177	2,414
Oppenheimer Variable Account Funds
Balanced / VA Fund	2,049	23,112
Main Street Small & Mid Cap / VA Fund	3,692	63,857
Global Strategic Income / VA Fund	56,889	317,773
Sentinel Variable Products Trust
Balanced Fund	330,739	3,723,399
Bond Fund	787,649	8,100,831
Common Stock Fund	1,752,002	21,822,802
Mid Cap Growth Fund	617,521	6,003,543
Small Company Fund	1,049,592	12,811,253
T Rowe Price Equity Series
Blue Chip Growth Portfolio	91,399	845,429
Equity Income Portfolio	207,985	3,407,445
Health Sciences Portfolio	52,068	712,413
Personal Strategy Balanced Portfolio	7,697	138,888
Van Eck VIP Trust
VIP Emerging Markets Fund	105,148	1,183,912
VIP Global Bond Fund	100,743	1,172,203
VIP Global Hard Assets Fund	45,352	1,297,814
Wells Fargo Variable Trust
Discovery Fund	262,390	4,267,230
Opportunity Fund	206,676	3,324,639

The cost also represents the aggregate cost for federal income tax purposes.

(1)         During 2012 the Invesco VIF Capital Development Fund was replaced with the Invesco VIF Mid Cap Growth Fund.

(2)         During 2012 the Neuberger Berman Partners Portfolio was renamed Neuberger Berman Large Cap Value Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2012 aggregated the following:

		Sales
Portfolio	Purchases	Proceeds

Alger American Fund
Capital Appreciation Portfolio	$354,845	$448,044
Large Cap Growth Portfolio	2,662,164	4,148,986
Small Cap Growth Portfolio	2,593,538	1,688,796
Alliance Bernstein Variable Products
Value Fund	4,161	1,142
Small/Mid Cap Value Fund	338,892	595,160
International Value Fund	642,626	731,563
International Growth Fund	48,134	70,581
American Century Variable Portfolios
Income & Growth Portfolio	501,884	798,458
Inflation Protection Portfolio	568,602	475,811
International Portfolio	795,076	1,276,153
Ultra Portfolio	13,803	12,035
Value Portfolio	1,054,025	1,798,893
Vista Portfolio	182,050	341,192
Dreyfus Variable Investment Funds
Appreciation Portfolio	117,458	291,860
Opportunistic Small Cap Portfolio	28,361	40,991
Quality Bond Portfolio	122,984	62,240
Socially Responsible Growth Fund	46,957	85,195
DWS Variable Series II
Dreman Small Mid Cap Value Portfolio	328,420	782,235
Large Cap Value Portfolio	59,443	27,326
DWS VIP Funds
Equity 500 Index Fund	336,236	373,665
Small Cap Index Fund	244,421	355,517
Fidelity Variable Insurance Products
Contrafund Portfolio	1,574,081	2,627,762
Equity Income Portfolio	1,871,137	2,102,182
Growth Portfolio	1,615,937	2,883,090
High Income Portfolio	982,467	1,186,008
Index 500 Portfolio	5,466,900	7,180,736
Investment Grade Bond Portfolio	1,652,982	1,652,421
Mid Cap Portfolio	941,763	938,301
Money Market	21,573,470	22,044,336
Overseas Portfolio	1,772,037	2,244,571
Value Strategies Portfolio	74,133	47,089
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	374,690	592,123
Mutual Shares Securities Fund	142,864	259,024
Global Real Estate Fund	221,613	299,415
Mutual Global Discovery Securities Fund	58,759	45,648
Small Mid Cap Growth Fund	54,448	78,461
Small Cap Value Securities Fund	82,383	131,828
US Government Fund	246,304	186,482

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2012 aggregated the following:

		Sales
Portfolio	Purchases	Proceeds

Invesco Variable Insurance Funds
Capital Development Fund (1)	$40,870	$1,005,358
Global Health Care Fund	303,222	651,722
Mid Cap Growth Fund (1)	1,014,157	143,829
Technology Fund	225,608	508,820
JP Morgan Series Trust II
International Equity Portfolio	747,515	839,182
Small Cap Core Portfolio	122,825	211,020
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	624,913	592,751
Emerging Markets Equity Portfolio	317,847	307,527
US Real Estate Portfolio	91,051	97,025
Neuberger Berman Advisors Management Trust
Small Cap Growth Portfolio	89,849	173,824
Short Duration Bond Portfolio	876,938	891,276
Mid Cap Growth Portfolio	48,408	75,806
Large Cap Value Portfolio (2)	286,813	461,253
Socially Responsive Portfolio	583	642
Oppenheimer Variable Account Funds
Balanced / VA Fund	1,414	2,355
Main Street Small & Mid Cap / VA Fund	34,973	8,770
Global Strategic Income / VA Fund	203,264	93,191
Sentinel Variable Products Trust
Balanced Fund	851,501	842,163
Bond Fund	2,137,591	2,086,573
Common Stock Fund	5,190,337	7,894,270
Mid Cap Growth Fund	1,391,841	2,215,197
Small Company Fund	4,121,321	3,610,755
T Rowe Price Equity Series
Blue Chip Growth Portfolio	267,493	372,844
Equity Income Portfolio	807,986	1,585,591
Health Sciences Portfolio	300,288	332,982
Personal Strategy Balanced Portfolio	74,152	47,138
Van Eck VIP Trust
VIP Emerging Markets Fund	362,414	492,438
VIP Global Bond Fund	388,157	340,341
VIP Global Hard Assets Fund	483,562	393,817
Wells Fargo Variable Trust
Discovery Fund	721,507	1,334,195
Opportunity Fund	671,704	1,018,536

(1)         During 2012 the Invesco VIF Capital Development Fund was replaced with the Invesco VIF Mid Cap Growth Fund.

(2)         During 2012 the Neuberger Berman Partners Portfolio was renamed Neuberger Berman Large Cap Value Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2012
	Alger American Fund				Alger American Fund				Alger American Fund
	Large Cap Growth				Capital Appreciation				Small Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	611,644.39	4,117.70	57,674.53	9,455.51	112,797.23	608.78	13,731.80	14,544.18	433,771.51	138.31	334.16	3,936.55
Units issued	56,408.65	1,958.23	3,168.43	323.62	11,911.61	253.01	535.75	—	32,342.05	71.62	380.29	2,805.03
Units transferred	(10,456.75)	208.40	(257.81)	15.32	(164.82)	35.10	186.00	(101.95)	(5,492.79)	(9.36)	(0.03)	409.89
Units redeemed	(110,806.42)	(646.64)	(8,754.96)	(466.03)	(16,574.77)	(114.21)	(2,961.56)	(117.49)	(63,434.77)	(24.58)	(383.07)	(3,225.37)
Ending balance	546,789.87	5,637.69	51,830.19	9,328.42	107,969.25	782.68	11,491.99	14,324.74	397,186.00	175.99	331.35	3,926.10

	Alliance Bernstein				Alliance Bernstein				Alliance Bernstein
	Value				Small/Mid Cap Value				International Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	377.59	318.92	—	—	90,502.29	1,399.52	11,324.74	—	184,993.32	3,010.30	18,606.44	—
Units issued	68.64	115.21	—	—	8,377.94	513.35	536.46	—	19,115.42	1,518.10	2,906.12	—
Units transferred	85.58	(13.54)	—	—	(8,038.36)	16.24	(717.65)	—	6,281.05	400.41	2,867.40	—
Units redeemed	(20.45)	(34.32)	—	—	(15,617.48)	(176.99)	(910.19)	—	(35,429.24)	(523.41)	(5,735.58)	—
Ending balance	511.36	386.27	—	—	75,224.39	1,752.12	10,233.36	—	174,960.55	4,405.40	18,644.38	—

					American Century				American Century
	Alliance Bernstein				Variable Portfolios				Variable Portfolios
	International Growth				Income & Growth				Inflation Protection
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	7,305.45	8,332.67	1,372.62	—	204,999.83	—	19,404.44	8,438.58	75,213.18	1,082.19	12,165.77	65,520.08
Units issued	1,070.80	171.92	38.37	—	18,680.93	—	2,793.26	125.36	6,955.69	318.25	178.03	3,740.44
Units transferred	(246.76)	42.69	(96.34)	—	(8,770.38)	—	(158.80)	(40.60)	7,174.46	20.27	249.46	74.51
Units redeemed	(2,274.28)	(224.28)	(4.51)	—	(31,607.59)	—	(5,268.52)	(326.04)	(12,273.61)	(122.81)	(320.97)	(5,346.74)
Ending balance	5,855.21	8,323.00	1,310.14	—	183,302.79	—	16,770.38	8,197.30	77,069.72	1,297.90	12,272.29	63,988.29

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2012
	American Century				American Century				American Century
	Variable Portfolios				Variable Portfolios				Variable Portfolios
	International				Ultra				Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	263,543.12	3,353.17	27,040.02	—	4,495.96	—	2,098.10	—	291,115.70	737.06	19,933.04	19,492.66
Units issued	28,282.82	1,612.31	1,689.41	—	943.57	—	—	—	25,802.71	309.62	682.84	688.02
Units transferred	(7,458.60)	142.83	37.63	—	(3.83)	—	(192.19)	—	(8,804.43)	(6.87)	(2,503.11)	(23.90)
Units redeemed	(52,001.29)	(576.46)	(4,799.50)	—	(542.92)	—	—	—	(52,396.29)	(110.24)	(2,967.12)	(965.19)
Ending balance	232,366.05	4,531.85	23,967.56	—	4,892.78	—	1,905.91	—	255,717.69	929.57	15,145.65	19,191.59

	American Century				Dreyfus Variable				Dreyfus Variable
	Variable Portfolios				Investment Funds				Investment Funds
	Vista				Appreciation				Opportunistic Small Cap
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	59,261.23	7.12	4,804.90	—	42,216.93	—	8,902.73	—	11,051.50	—	—	—
Units issued	6,329.74	6.06	182.06	—	3,995.03	—	291.07	—	1,354.35	—	—	—
Units transferred	(2,012.90)	(0.09)	41.07	—	(37.98)	—	(1,534.72)	—	(263.23)	—	—	—
Units redeemed	(13,922.39)	(3.03)	(1,673.97)	—	(10,468.30)	—	(4,606.93)	—	(2,269.81)	—	—	—
Ending balance	49,655.68	10.06	3,354.06	—	35,705.68	—	3,052.15	—	9,872.81	—	—	—

	Dreyfus Variable				Dreyfus Variable
	Investment Funds				Investment Funds				DWS Variable Series II
	Quality Bond				Socially Responsible Growth				Dreman Small Mid Cap Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	24,588.01	—	2,156.89	—	30,295.56	—	1,055.76	10,087.94	120,515.86	1,307.36	10,536.15	—
Units issued	2,417.56	—	45.96	—	2,975.47	—	—	1,304.58	10,473.97	573.06	442.58	—
Units transferred	4,674.62	—	—	—	341.04	—	—	—	(4,453.14)	16.60	(279.97)	—
Units redeemed	(3,492.12)	—	(22.71)	—	(6,511.07)	—	(14.36)	(3,702.40)	(31,359.82)	(193.21)	(2,046.31)	—
Ending balance	28,188.07	—	2,180.14	—	27,101.00	—	1,041.40	7,690.12	95,176.87	1,703.81	8,652.45	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2012
	DWS Variable Series II				DWS VIT Funds				DWS VIT Funds
	Large Cap Value				Equity 500 Index				Small Cap Index
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	19,503.06	—	170.68	—	—	—	—	61,578.38	10,561.81	139.37	9,982.78	18,289.91
Units issued	2,480.39	—	89.82	—	—	—	—	3,574.21	1,891.99	125.68	2,602.81	213.18
Units transferred	1,589.61	—	4.02	—	—	—	—	29.59	(7,960.58)	0.15	97.06	(861.54)
Units redeemed	(1,139.68)	—	(99.09)	—	—	—	—	(6,952.94)	(314.96)	(49.84)	(1,218.81)	(722.55)
Ending balance	22,433.38	—	165.43	—	—	—	—	58,229.24	4,178.26	215.36	11,463.84	16,919.00

	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	Contrafund				Equity Income				Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	379,493.58	3,428.46	50,644.66	—	185,085.66	378.24	38,086.57	—	256,030.63	246.97	77,002.28	—
Units issued	29,544.37	1,147.18	2,730.40	—	13,543.06	101.57	482.38	—	22,290.18	142.90	4,913.15	—
Units transferred	(3,483.86)	92.32	(2,948.18)	—	(4,837.55)	(2.90)	3,106.39	—	(3,334.56)	3.19	(199.75)	—
Units redeemed	(55,709.92)	(367.37)	(10,936.43)	—	(28,939.16)	(65.95)	(5,030.59)	—	(40,495.48)	(57.39)	(16,193.21)	—
Ending balance	349,844.17	4,300.59	39,490.45	—	164,852.01	410.96	36,644.75	—	234,490.77	335.67	65,522.47	—

	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	High Income				Index 500				Investment Grade Bond
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	116,352.81	1,069.81	24,715.17	—	846,711.52	24,278.87	380,075.38	—	283,563.68	2,670.34	75,955.32	65,398.02
Units issued	9,748.42	197.84	2,817.72	—	72,826.10	7,971.02	30,220.12	—	30,004.44	296.02	3,708.38	11,627.35
Units transferred	(621.17)	(20.03)	720.47	—	(13,696.86)	(76.90)	(2,487.91)	—	6,831.91	37.27	3,093.23	(289.63)
Units redeemed	(18,109.70)	(96.93)	(8,305.93)	—	(127,493.14)	(2,663.68)	(40,577.97)	—	(48,856.70)	(194.70)	(9,991.12)	(13,741.84)
Ending balance	107,370.36	1,150.69	19,947.43	—	778,347.62	29,509.31	367,229.62	—	271,543.33	2,808.93	72,765.81	62,993.90

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2012
	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	Mid Cap				Money Market				Overseas
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	175,600.96	2,147.86	13,221.33	—	453,487.43	2,840.74	90,977.59	491,612.21	299,811.93	3,217.65	33,642.15	146,974.57
Units issued	20,774.44	1,327.91	371.41	—	52,543.65	3,627.95	9,167.70	5,107.09	28,071.62	2,010.24	1,085.77	3,434.33
Units transferred	(407.98)	135.95	(144.71)	—	136,614.40	(4,009.68)	16,442.12	(6,608.72)	1,462.01	108.13	25.62	637.66
Units redeemed	(34,285.09)	(448.78)	(1,409.09)	—	(200,006.81)	(745.06)	(32,387.40)	(123,726.89)	(50,552.75)	(431.34)	(5,992.36)	(3,515.26)
Ending balance	161,682.33	3,162.94	12,038.94	—	442,638.67	1,713.95	84,200.01	366,383.69	278,792.81	4,904.68	28,761.18	147,531.30

	Fidelity Variable Insurance				Franklin Templeton Variable				Franklin Templeton Variable
	Product Funds				Insurance Products Trust				Insurance Products Trust
	Value Strategies				Foreign Securities				Mutual Shares Securities
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	4,570.03	485.37	—	—	108,488.18	973.49	15,341.21	—	58,325.28	913.23	7,839.49	—
Units issued	615.57	199.15	—	—	10,310.43	77.11	222.99	—	4,365.16	433.17	91.30	—
Units transferred	1,207.49	1.08	—	—	1,543.85	158.09	(1,933.39)	—	(1,807.93)	(19.49)	(3,084.02)	—
Units redeemed	(683.07)	(90.74)	—	—	(24,676.45)	(92.97)	(2,735.97)	—	(9,364.89)	(33.59)	(273.04)	—
Ending balance	5,710.02	594.86	—	—	95,666.01	1,115.72	10,894.84	—	51,517.62	1,293.32	4,573.73	—

	Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
	Global Real Estate				Mutual Global Discovery Securities				Small Mid Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	80,178.77	—	3,328.28	—	16,802.65	277.45	174.14	—	15,611.52	126.86	725.86	—
Units issued	8,607.15	—	9.46	—	1,206.01	99.97	19.42	—	1,837.78	118.49	52.78	—
Units transferred	523.50	—	(1.47)	—	351.19	31.23	—	—	(2,692.55)	2.24	31.28	—
Units redeemed	(14,216.13)	—	(427.61)	—	(1,990.95)	(32.57)	(5.71)	—	(1,825.59)	(35.30)	1.18	—
Ending balance	75,093.29	—	2,908.66	—	16,368.90	376.08	187.85	—	12,931.16	212.29	811.10	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2012
	Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Invesco Variable Insurance Funds
	Small Cap Value Securities				US Government				Capital Development (1)
	VT	V2	EP	BP	VT		EP	BP	VT		EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	28,906.46	405.11	6,949.43	—	64,109.43	1,393.95	1,151.00	—	92,655.22	—	1,731.30	19,136.93
Units issued	2,653.68	62.53	67.61	—	10,692.02	284.88	146.94	—	2,993.12	—	30.63	2,556.82
Units transferred	(798.66)	(0.17)	(1,676.37)	—	249.21	253.22	47.52	—	(90,200.01)	—	(1,744.31)	(20,005.38)
Units redeemed	(3,209.68)	(27.49)	(166.44)	—	(7,442.69)	(289.81)	(72.52)	—	(5,448.33)	—	(17.62)	(1,688.37)
Ending balance	27,551.80	439.98	5,174.23	—	67,607.97	1,642.24	1,272.94	—	—	—	—	—

	Invesco Variable Insurance Funds				Invesco Variable Insurance Funds				Invesco Variable Insurance Funds
	Global Health Care				Mid Cap Growth (1)				Technology
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	179,698.29	—	8,517.79	9,265.45	—	—	—	—	287,936.10	—	7,144.38	8,617.59
Units issued	16,921.87	—	271.77	—	5,718.95	—	—	—	27,632.27	—	359.18	—
Units transferred	(6,564.08)	—	74.11	(152.88)	85,811.78	—	1,815.52	3,561.09	(21,263.10)	—	(808.47)	—
Units redeemed	(35,300.94)	—	(1,923.48)	(91.73)	(8,870.56)	—	(301.90)	(942.79)	(54,936.86)	—	(1,598.61)	(63.59)
Ending balance	154,755.14	—	6,940.19	9,020.84	82,660.17	—	1,513.62	2,618.30	239,368.41	—	5,096.48	8,554.00

									Morgan Stanley Universal
	JP Morgan Series Trust II				JP Morgan Series Trust II				Institutional Funds
	International Equity				Small Cap Core				Core Plus Fixed Income
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	198,987.24	—	18,620.94	84,723.48	47,534.53	—	11,735.64	263.72	—	—	—	1,315,922.95
Units issued	18,449.54	—	326.83	677.64	4,603.96	—	1,579.32	—	—	—	—	11,299.21
Units transferred	(920.20)	—	(877.28)	3,297.98	(740.79)	—	(214.30)	—	—	—	—	21,292.27
Units redeemed	(28,217.25)	—	(1,210.27)	(3,336.46)	(8,393.07)	—	(1,648.20)	(1.93)	—	—	—	(73,494.48)
Ending balance	188,299.33	—	16,860.22	85,362.64	43,004.63	—	11,452.46	261.79	—	—	—	1,275,019.95

(1)  During 2012 the Invesco VIF Capital Development Fund was replaced with the Invesco VIF Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2012
	Morgan Stanley Universal				Morgan Stanley Universal				Neuberger Berman Advisors
	Institutional Funds				Institutional Funds				Management Trust
	Emerging Markets				US Real Estate				Small Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	217,982.68	—	—	—	25,098.90	39,455.93	—	11,439.62	—
Units issued	—	—	—	3,714.39	—	—	—	—	4,619.69	—	211.31	—
Units transferred	—	—	—	9,693.54	—	—	—	(389.80)	267.94	—	(57.37)	—
Units redeemed	—	—	—	(9,567.70)	—	—	—	(1,414.32)	(8,788.79)	—	(3,493.79)	—
Ending balance	—	—	—	221,822.91	—	—	—	23,294.78	35,554.77	—	8,099.77	—

	Neuberger Berman Advisors				Neuberger Berman Advisors				Neuberger Berman Advisors
	Management Trust				Management Trust				Management Trust
	Short Duration Bond				Mid Cap Growth				Large Cap Value (2)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	256,260.10	4,649.48	30,484.15	—	19,258.99	174.41	154.06	—	124,581.64	137.03	22,816.04	2,807.59
Units issued	28,958.79	1,093.58	1,104.92	—	1,492.14	29.22	13.23	—	10,001.44	5.92	633.60	58.38
Units transferred	8,167.24	61.31	1,784.77	—	(104.31)	196.75	—	—	(2,174.65)	—	(667.34)	317.14
Units redeemed	(45,934.37)	(509.11)	(2,582.79)	—	(2,869.59)	(42.37)	(4.56)	—	(19,669.35)	(8.06)	(922.58)	(68.26)
Ending balance	247,451.76	5,295.26	30,791.05	—	17,777.23	358.01	162.73	—	112,739.08	134.89	21,859.72	3,114.85

	Neuberger Berman Advisors				Oppenheimer Variable				Oppenheimer Variable
	Management Trust				Account Funds				Account Funds
	Socially Responsive				Balanced / VA				Main Street Small & Mid Cap / VA
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	132.40	38.55	—	—	1,751.42	10.38	—	—	2,269.10	18.41	—	—
Units issued	7.40	21.91	—	—	52.77	12.23	—	—	193.36	1.58	—	—
Units transferred	(15.42)	0.67	—	—	(65.32)	0.42	—	—	1,397.91	—	—	—
Units redeemed	(10.86)	(7.78)	—	—	(64.39)	(4.99)	—	—	(194.70)	(1.41)	—	—
Ending balance	113.52	53.35	—	—	1,674.48	18.04	—	—	3,665.67	18.58	—	—

(2) During 2012 the Neuberger Berman Partners Portfolio was renamed the Neuberger Berman Large Cap Value Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2012
	Oppenheimer Variable				Sentinel Variable				Sentinel Variable
	Account Funds				Products Trust				Products Trust
	Global Strategic Income / VA				Balanced				Bond
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	13,177.95	1,101.20	261.67	—	154,930.84	1,058.21	25,184.89	2,854.22	307,958.01	4,194.29	47,236.34	1,935.94
Units issued	1,301.42	998.45	158.01	—	13,614.03	505.19	884.96	—	29,074.19	1,235.72	4,157.11	420.48
Units transferred	5,400.52	5.82	11.23	—	397.86	1.57	79.00	(77.01)	8,487.82	147.22	2,087.81	72.69
Units redeemed	(1,165.88)	(218.11)	(149.45)	—	(25,134.00)	(166.35)	(2,275.73)	(24.25)	(52,576.36)	(486.14)	(6,779.68)	(699.62)
Ending balance	18,714.01	1,887.36	281.46	—	143,808.73	1,398.62	23,873.12	2,752.96	292,943.66	5,091.09	46,701.58	1,729.49

	Sentinel Variable				Sentinel Variable				Sentinel Variable
	Products Trust				Products Trust				Products Trust
	Common Stock				Mid Cap Growth				Small Company
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	962,965.88	5,686.61	60,085.90	88,696.38	299,460.45	63.54	39,403.26	21,300.44	293,020.69	3,736.13	34,377.80	3,470.17
Units issued	83,302.35	2,688.23	3,137.51	3,253.99	26,855.97	37.38	2,501.42	1,334.93	25,424.19	1,874.85	1,558.00	10.73
Units transferred	(33,196.13)	(88.76)	(1,966.72)	(4,668.44)	(5,061.22)	1.05	(687.38)	—	(2,400.63)	270.71	40.96	23.25
Units redeemed	(170,221.57)	(954.89)	(11,391.94)	(2,995.89)	(51,483.44)	(32.34)	(6,590.75)	(321.80)	(48,592.98)	(528.69)	(5,403.05)	(224.05)
Ending balance	842,850.53	7,331.19	49,864.75	84,286.04	269,771.76	69.63	34,626.55	22,313.57	267,451.27	5,353.00	30,573.71	3,280.10

	T Rowe Price				T Rowe Price				T Rowe Price
	Equity Series				Equity Series				Equity Series
	Blue Chip Growth				Equity Income				Health Sciences
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	78,538.38	686.33	8,350.36	—	340,520.88	3,971.08	42,663.97	—	47,661.62	548.94	3,350.51	—
Units issued	7,913.28	276.30	140.95	—	31,406.10	1,904.06	1,468.37	—	3,701.78	84.72	182.06	—
Units transferred	399.17	(19.36)	(40.34)	—	(22,213.04)	(12.93)	(6,055.77)	—	3,455.26	131.34	(221.23)	—
Units redeemed	(11,663.84)	(110.05)	(3,577.08)	—	(65,233.05)	(720.47)	(3,015.96)	—	(8,904.90)	(58.10)	(616.92)	—
Ending balance	75,186.99	833.22	4,873.89	—	284,480.89	5,141.74	35,060.61	—	45,913.76	706.90	2,694.42	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2012
	T Rowe Price				Van Eck VIP				Van Eck VIP
	Equity Series				Trust				Trust
	Personal Strategies Balanced				VIP Emerging Markets				VIP Global Bond
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	7,502.87	—	—	—	51,386.35	1,697.99	5,251.31	—	78,323.67	1,905.73	9,090.58	—
Units issued	1,831.21	—	—	—	5,218.18	855.70	284.08	—	7,708.88	1,099.60	728.40	—
Units transferred	1,500.10	—	—	—	(1,468.24)	113.34	(9.29)	—	5,284.75	159.65	1,067.29	—
Units redeemed	(2,064.13)	—	—	—	(8,457.72)	(311.05)	(1,107.04)	—	(13,642.66)	(246.65)	(885.08)	—
Ending balance	8,770.05	—	—	—	46,678.57	2,355.98	4,419.06	—	77,674.64	2,918.33	10,001.19	—

	Van Eck VIP				Wells Fargo				Wells Fargo
	Trust				Variable Trust				Variable Trust
	VIP Hard Assets				Discovery				Opportunity
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	72,235.91	1,026.41	5,478.14	—	306,874.79	—	21,191.29	2,042.86	110,993.93	—	26,863.23	23,572.86
Units issued	14,743.46	731.92	377.85	—	23,290.09	—	1,794.59	—	9,418.94	—	1,570.47	374.57
Units transferred	6,823.96	—	413.22	—	(2,377.53)	—	(153.42)	(22.43)	(514.57)	—	(485.14)	(456.14)
Units redeemed	(22,513.43)	—	(1,226.70)	—	(47,245.34)	—	(2,297.57)	(23.60)	(19,822.66)	—	(2,051.64)	(1,197.98)
Ending balance	71,289.90	1,758.33	5,042.51	—	280,542.01	—	20,534.89	1,996.83	100,075.64	—	25,896.92	22,293.31

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	Alger American Fund				Alger American Fund				Alger American Fund
	Growth				Capital Appreciation				SmallCap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	644,501.24	2,150.70	49,539.14	10,266.03	119,205.24	736.48	14,342.26	14,263.16	472,313.71	48.85	669.88	4,303.62
Units issued	56,696.29	1,726.84	3,569.03	215.88	10,869.53	367.34	223.71	456.47	36,920.91	53.67	132.50	233.34
Units transferred	12,361.08	764.33	10,051.08	(304.90)	3,325.57	(331.75)	(546.81)	(69.88)	(4,336.90)	49.56	(4.29)	(393.20)
Units redeemed	(101,914.22)	(524.17)	(5,484.72)	(721.50)	(20,603.11)	(163.29)	(287.36)	(105.57)	(71,126.21)	(13.77)	(463.93)	(207.21)
Ending balance	611,644.39	4,117.70	57,674.53	9,455.51	112,797.23	608.78	13,731.80	14,544.18	433,771.51	138.31	334.16	3,936.55

	Alliance Bernstein				Alliance Bernstein				Alliance Bernstein
	Value				Small/Mid Cap Value				International Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	273.85	201.64	—	—	40,321.18	528.19	3,634.43	—	179,636.23	1,509.36	15,230.59	—
Units issued	116.87	157.59	—	—	7,969.85	380.43	632.54	—	40,133.01	1,250.22	1,526.45	—
Units transferred	—	(4.64)	—	—	54,657.17	616.77	7,297.74	—	31,982.55	623.45	3,719.22	—
Units redeemed	(13.13)	(35.67)	—	—	(12,445.91)	(125.87)	(239.97)	—	(66,758.47)	(372.73)	(1,869.82)	—
Ending balance	377.59	318.92	—	—	90,502.29	1,399.52	11,324.74	—	184,993.32	3,010.30	18,606.44	—

					American Century				American Century
	Alliance Bernstein				Variable Portfolios				Variable Portfolios
	International Growth				Income & Growth				Inflation Protection
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	22,581.73	8,168.62	3,580.15	—	226,401.46	—	27,024.35	8,735.35	143,074.44	372.39	15,723.94	67,241.09
Units issued	2,211.17	356.19	219.31	—	21,453.27	—	2,831.40	127.77	11,002.53	304.19	2,069.72	—
Units transferred	(9,594.52)	309.72	(2,344.21)	—	(3,066.80)	—	(947.70)	(115.05)	(47,413.35)	515.27	(4,994.64)	540.62
Units redeemed	(7,892.93)	(501.86)	(82.63)	—	(39,788.10)	—	(9,503.61)	(309.49)	(31,450.44)	(109.66)	(633.25)	(2,261.63)
Ending balance	7,305.45	8,332.67	1,372.62	—	204,999.83	—	19,404.44	8,438.58	75,213.18	1,082.19	12,165.77	65,520.08

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	American Century				American Century				American Century
	Variable Portfolios				Variable Portfolios				Variable Portfolios
	International				Ultra				Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	306,742.41	2,018.86	27,875.54	—	6,832.20	—	2,283.86	—	337,546.17	443.25	20,831.98	22,990.02
Units issued	36,814.96	1,478.76	3,117.55	—	852.45	—	—	—	31,046.73	373.21	1,200.89	994.45
Units transferred	(16,489.47)	315.74	(834.56)	—	(1,376.92)	—	(185.83)	—	(14,236.01)	29.74	(131.86)	(973.91)
Units redeemed	(63,524.78)	(460.19)	(3,118.51)	—	(1,811.77)	—	0.07	—	(63,241.19)	(109.14)	(1,967.97)	(3,517.90)
Ending balance	263,543.12	3,353.17	27,040.02	—	4,495.96	—	2,098.10	—	291,115.70	737.06	19,933.04	19,492.66

	American Century				Dreyfus Variable				Dreyfus Variable
	Variable Portfolios				Investment Fund				Investment Fund
	Vista				Appreciation				Opportunistic Small Cap
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	64,366.96	—	8,044.83	—	44,100.16	—	5,445.33	—	9,371.16	—	—	—
Units issued	7,672.89	8.01	1,394.08	—	5,059.56	—	562.29	—	1,751.36	—	—	—
Units transferred	(2,615.60)	0.06	(3,541.23)	—	1,203.17	—	3,801.22	—	1,583.33	—	—	—
Units redeemed	(10,163.02)	(0.95)	(1,092.78)	—	(8,145.96)	—	(906.11)	—	(1,654.35)	—	—	—
Ending balance	59,261.23	7.12	4,804.90	—	42,216.93	—	8,902.73	—	11,051.50	—	—	—

	Dreyfus Variable				Dreyfus Variable
	Investment Fund				Investment Fund				DWS
	Quality Bond				Socially Responsible Growth				Dreman Strategic Value (1)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	24,318.77	—	2,190.02	—	34,135.31	—	1,068.52	13,637.14	19,962.47	—	166.54	—
Units issued	4,803.21	—	342.78	—	4,046.39	—	—	—	565.26	—	5.44	—
Units transferred	1,695.19	—	—	—	(2,506.50)	—	—	—	(18,996.02)	—	(168.94)	—
Units redeemed	(6,229.16)	—	(375.91)	—	(5,379.64)	—	(12.76)	(3,549.20)	(1,531.71)	—	(3.04)	—
Ending balance	24,588.01	—	2,156.89	—	30,295.56	—	1,055.76	10,087.94	—	—	—	—

(1) During 2011 the DWS Dreman Strategic Value Fund was liquidated

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	DWS				DWS				DWS VIT Funds
	Dreman Small Cap Value				Large Cap Value (2)				Equity 500 Index
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	174,210.38	823.52	15,213.11	—	—	—	—	—	—	—	—	62,303.57
Units issued	19,417.54	663.85	1,231.69	—	1,770.26	—	—	—	—	—	—	4,783.16
Units transferred	(41,675.97)	(15.18)	(3,767.56)	—	19,834.03	—	176.96	—	—	—	—	(606.86)
Units redeemed	(31,436.09)	(164.83)	(2,141.09)	—	(2,101.23)	—	(6.28)	—	—	—	—	(4,901.49)
Ending balance	120,515.86	1,307.36	10,536.15	—	19,503.06	—	170.68	—	—	—	—	61,578.38

					Fidelity Variable Insurance				Fidelity Variable Insurance
	DWS VIT Funds				Product Funds				Product Funds
	Small Cap Index				Contrafund				Equity Income
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	2,277.85	30.44	7,736.52	19,819.58	423,876.86	2,484.84	53,281.40	—	219,652.39	143.65	33,757.49	—
Units issued	2,131.13	91.17	2,436.71	192.84	37,220.01	1,173.30	5,982.26	—	16,265.72	51.47	557.56	—
Units transferred	6,675.75	47.45	416.35	(949.21)	(13,898.06)	100.26	(1,131.35)	—	(5,461.89)	218.00	8,415.25	—
Units redeemed	(522.92)	(29.69)	(606.80)	(773.30)	(67,705.23)	(329.94)	(7,487.65)	—	(45,370.56)	(34.88)	(4,643.73)	—
Ending balance	10,561.81	139.37	9,982.78	18,289.91	379,493.58	3,428.46	50,644.66	—	185,085.66	378.24	38,086.57	—

	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	Growth				High Income				Index 500
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	283,069.26	166.42	78,302.77	—	126,879.61	425.31	24,815.52	—	940,358.73	18,128.31	412,404.87	—
Units issued	26,622.79	155.03	6,003.28	—	10,868.18	137.31	8,891.44	—	97,062.74	8,811.86	32,952.94	—
Units transferred	(8,476.82)	(9.13)	(1,895.18)	—	(842.86)	576.07	771.28	—	(8,714.62)	336.42	(7,894.85)	—
Units redeemed	(45,184.60)	(65.35)	(5,408.59)	—	(20,552.12)	(68.88)	(9,763.07)	—	(181,995.33)	(2,997.72)	(57,387.58)	—
Ending balance	256,030.63	246.97	77,002.28	—	116,352.81	1,069.81	24,715.17	—	846,711.52	24,278.87	380,075.38	—

(2) During 2011 the DWS Variable Series II DWS Large Cap Value fund was added

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	Investment Grade Bond				Mid Cap				Money Market (3)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	303,761.09	602.36	71,107.18	72,604.32	231,956.70	1,107.19	17,504.02	—	—	—	—	—
Units issued	33,546.41	174.07	4,664.45	6,878.29	28,187.04	1,219.18	2,108.43	—	41,466.76	18,100.61	7,845.93	113,408.63
Units transferred	17,723.50	2,037.55	8,164.43	2,316.09	(37,706.80)	168.22	(4,664.48)	—	574,126.62	(14,242.37)	139,311.54	403,926.84
Units redeemed	(71,467.32)	(143.64)	(7,980.74)	(16,400.68)	(46,835.98)	(346.73)	(1,726.64)	—	(162,105.95)	(1,017.50)	(56,179.88)	(25,723.26)
Ending balance	283,563.68	2,670.34	75,955.32	65,398.02	175,600.96	2,147.86	13,221.33	—	453,487.43	2,840.74	90,977.59	491,612.21

	Fidelity Variable Insurance				Fidelity Variable Insurance				Franklin Templeton Variable
	Product Funds				Product Funds				Insurance Products Trust
	Overseas				Value Strategies				Foreign Securities
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	318,327.31	1,872.78	34,883.58	152,410.48	4,333.68	594.34	—	—	106,801.70	576.19	23,196.65	—
Units issued	25,957.92	1,450.43	3,746.79	7,116.36	336.08	313.94	—	—	16,077.12	64.26	2,231.70	—
Units transferred	(472.69)	202.27	(1,862.69)	(1,198.49)	1,181.98	(321.46)	—	—	6,622.49	356.75	(4,970.72)	—
Units redeemed	(44,000.61)	(307.83)	(3,125.53)	(11,353.78)	(1,281.71)	(101.45)	—	—	(21,013.13)	(23.71)	(5,116.42)	—
Ending balance	299,811.93	3,217.65	33,642.15	146,974.57	4,570.03	485.37	—	—	108,488.18	973.49	15,341.21	—

	Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
	Mutual Shares Securities				Global Real Estate				Mutual Global Discovery Securities Fund
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	62,557.37	501.09	6,943.18	—	83,269.47	—	5,059.22	—	6,486.25	104.28	162.01	—
Units issued	6,951.66	442.79	1,125.62	—	13,413.22	—	—	—	1,167.84	142.76	17.60	—
Units transferred	(2,243.34)	2.81	20.98	—	6,126.88	—	106.09	—	10,328.19	53.77	—	—
Units redeemed	(8,940.41)	(33.46)	(250.29)	—	(22,630.80)	—	(1,837.03)	—	(1,179.63)	(23.36)	(5.47)	—
Ending balance	58,325.28	913.23	7,839.49	—	80,178.77	—	3,328.28	—	16,802.65	277.45	174.14	—

(3) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
	Small Midcap Growth Fund				Small Cap Value Securities				US Government
	VT	V2	EP	BP	VT		EP	BP	VT		EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	18,773.50	74.59	676.38	—	31,550.02	278.49	8,036.89	—	274,216.91	1,722.46	27,054.94	—
Units issued	1,904.77	57.28	51.71	—	3,141.07	147.06	748.08	—	26,682.35	961.60	1,297.13	—
Units transferred	(151.41)	9.44	0.45	—	(285.66)	2.53	(302.31)	—	(186,365.55)	(960.43)	(25,644.57)	—
Units redeemed	(4,915.34)	(14.45)	(2.68)	—	(5,498.97)	(22.97)	(1,533.23)	—	(50,424.28)	(329.68)	(1,556.50)	—
Ending balance	15,611.52	126.86	725.86	—	28,906.46	405.11	6,949.43	—	64,109.43	1,393.95	1,151.00	—

	Invesco Variable Investment Funds (4)				Invesco Variable Investment Funds (4)				Invesco Variable Investment Funds (4)
	Capital Development (5)				Dynamic (6)				Global Health Care
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	—	100,314.47	—	1,742.10	25,837.23	191,985.22	—	8,645.34	7,175.18
Units issued	5,780.91	—	23.53	—	2,948.90	—	28.28	—	20,844.98	—	459.25	260.87
Units transferred	94,153.38	—	1,739.90	23,504.18	(97,250.06)	—	(1,753.91)	(24,373.13)	(3,968.73)	—	74.09	1,913.95
Units redeemed	(7,279.07)	—	(32.13)	(4,367.25)	(6,013.31)	—	(16.47)	(1,464.10)	(29,163.18)	—	(660.89)	(84.55)
Ending balance	92,655.22	—	1,731.30	19,136.93	—	—	—	—	179,698.29	—	8,517.79	9,265.45

	Invesco Variable Investment Funds (4)				JP Morgan Series Trust II				JP Morgan Series Trust II
	Technology				International Equity				Small Cap Core
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	297,876.13	—	7,049.84	8,660.52	207,519.95	—	18,189.30	84,429.92	51,766.28	—	13,878.57	265.57
Units issued	30,106.41	—	342.76	—	20,783.55	—	1,183.32	1,837.67	4,924.17	—	1,487.39	—
Units transferred	16,182.86	—	(87.94)	—	3,689.13	—	780.88	2,121.71	877.03	—	(1,601.54)	—
Units redeemed	(56,229.30)	—	(160.28)	(42.93)	(33,005.39)	—	(1,532.56)	(3,665.82)	(10,032.95)	—	(2,028.78)	(1.85)
Ending balance	287,936.10	—	7,144.38	8,617.59	198,987.24	—	18,620.94	84,723.48	47,534.53	—	11,735.64	263.72

(4) During 2011 the AIM V.I. Funds were renamed Invesco V.I. Funds

(5) During 2011 the Invesco V.I. Capital Development Fund was added

(6) During 2011 the Invesco V.I. Dynamic Fund was liquidated

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	Morgan Stanley Universal				Morgan Stanley Universal				Morgan Stanley Universal
	Institutional Funds				Institutional Funds				Institutional Funds
	Core Plus Fixed Income				Emerging Markets				US Real Estate
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	1,311,927.41	—	—	—	217,266.70	—	—	—	31,422.72
Units issued	—	—	—	4,956.75	—	—	—	9,312.77	—	—	—	181.23
Units transferred	—	—	—	2,222.59	—	—	—	7,445.58	—	—	—	(4,145.28)
Units redeemed	—	—	—	(3,183.80)	—	—	—	(16,042.37)	—	—	—	(2,359.77)
Ending balance	—	—	—	1,315,922.95	—	—	—	217,982.68	—	—	—	25,098.90

	Neuberger Berman Advisors				Neuberger Berman Advisors				Neuberger Berman Advisors
	Management Trust				Management Trust				Management Trust
	Small Cap Growth				Lehman Brothers Short Duration Bond				Mid Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	48,727.15	—	11,164.65	—	315,425.83	2,448.22	34,142.48	—	20,226.21	230.83	145.56	—
Units issued	5,171.39	—	1,303.71	—	33,761.32	1,118.22	2,302.91	—	1,839.67	40.65	13.39	—
Units transferred	(4,048.64)	—	(256.69)	—	(27,081.00)	1,547.33	(3,660.70)	—	(361.32)	(84.36)	—	—
Units redeemed	(10,393.97)	—	(772.05)	—	(65,846.05)	(464.29)	(2,300.54)	—	(2,445.57)	(12.71)	(4.89)	—
Ending balance	39,455.93	—	11,439.62	—	256,260.10	4,649.48	30,484.15	—	19,258.99	174.41	154.06	—

	Neuberger Berman Advisors				Neuberger Berman Advisors				Oppenheimer
	Management Trust				Management Trust				Variable Products
	Partners				Socially Responsible				Balanced / VA
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	140,478.99	348.66	25,447.24	3,506.03	109.40	20.02	—	—	1,495.09	3.17	—	—
Units issued	10,904.99	—	632.83	139.97	19.00	11.99	—	—	256.96	12.87	—	—
Units transferred	(6,047.74)	(209.25)	466.74	(711.74)	15.31	12.77	—	—	62.72	(0.40)	—	—
Units redeemed	(20,754.60)	(2.38)	(3,730.77)	(126.67)	(11.31)	(6.23)	—	—	(63.35)	(5.26)	—	—
Ending balance	124,581.64	137.03	22,816.04	2,807.59	132.40	38.55	—	—	1,751.42	10.38	—	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	Oppenheimer				Oppenheimer				Sentinel Variable
	Variable Products				Variable Products				Products Trust
	Main Street Small & Mid Cap / VA				Global Strategic Income / VA				Balanced
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	535.93	—	—	—	5,617.68	152.19	243.75	—	161,338.44	567.15	26,838.78	1,665.72
Units issued	99.03	1.11	—	—	1,052.12	613.48	26.60	—	18,401.26	586.28	1,117.41	136.14
Units transferred	1,442.64	18.37	—	—	23,692.75	465.14	—	—	1,754.08	84.41	168.53	1,073.07
Units redeemed	191.50	(1.07)	—	—	(17,184.60)	(129.61)	(8.68)	—	(26,562.94)	(179.63)	(2,939.83)	(20.71)
Ending balance	2,269.10	18.41	—	—	13,177.95	1,101.20	261.67	—	154,930.84	1,058.21	25,184.89	2,854.22

	Sentinel Variable				Sentinel Variable				Sentinel Variable
	Products Trust				Products Trust				Products Trust
	Bond				Common Stock				Mid Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	272,779.37	869.08	34,910.62	1,402.42	1,061,252.13	2,825.01	60,508.50	88,136.31	330,894.93	45.35	45,198.50	19,083.97
Units issued	24,859.13	661.19	3,122.40	19.87	94,916.59	2,453.74	2,505.26	7,964.24	32,232.51	39.29	3,268.18	2,226.97
Units transferred	74,078.15	2,912.08	11,012.45	586.03	5,126.53	1,192.42	1,181.01	(1,453.32)	(11,515.92)	(4.46)	(1,484.75)	393.55
Units redeemed	(63,758.64)	(248.06)	(1,809.13)	(72.38)	(198,329.37)	(784.56)	(4,108.87)	(5,950.85)	(52,151.07)	(16.64)	(7,578.67)	(404.05)
Ending balance	307,958.01	4,194.29	47,236.34	1,935.94	962,965.88	5,686.61	60,085.90	88,696.38	299,460.45	63.54	39,403.26	21,300.44

	Sentinel Variable				Sentinel Variable				T Rowe Price
	Products Trust				Products Trust				Equity Series
	Money Market (7)				Small Company				Blue Chip Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	503,148.88	5,147.37	161,194.92	396,161.47	345,651.61	2,531.11	37,395.17	3,944.71	91,912.39	547.49	18,817.79	—
Units issued	22,910.67	2,633.50	840.74	—	30,212.52	1,720.37	1,833.01	24.16	9,493.92	93.61	1,007.68	—
Units transferred	(489,144.68)	(7,351.90)	(157,860.85)	(392,647.98)	(29,102.43)	(73.59)	(2,318.32)	18.99	(8,066.53)	72.20	(44.40)	—
Units redeemed	(36,914.87)	(428.97)	(4,174.81)	(3,513.49)	(53,741.01)	(441.76)	(2,532.06)	(517.69)	(14,801.40)	(26.97)	(11,430.71)	—
Ending balance	—	—	—	—	293,020.69	3,736.13	34,377.80	3,470.17	78,538.38	686.33	8,350.36	—

(7) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	T Rowe Price				T Rowe Price				T Rowe Price
	Equity Series				Equity Series				Equity Series
	Equity Income				Health Sciences				Personal Strategies
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	407,409.31	2,717.92	46,839.53	—	50,702.32	282.99	3,532.29	—	5,970.05	—	—	—
Units issued	42,560.51	1,601.74	4,963.40	—	3,975.08	84.97	343.92	—	877.46	—	—	—
Units transferred	(20,751.99)	199.64	(5,605.53)	—	1,913.98	207.81	(165.33)	—	1,854.42	—	—	—
Units redeemed	(88,696.95)	(548.22)	(3,533.43)	—	(8,929.76)	(26.83)	(360.37)	—	(1,199.06)	—	—	—
Ending balance	340,520.88	3,971.08	42,663.97	—	47,661.62	548.94	3,350.51	—	7,502.87	—	—	—

	Van Eck VIP				Van Eck VIP				Van Eck VIP
	Trust				Trust				Trust
	Emerging Markets				VIP Global Bond				VIP Hard Asset
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	68,122.85	771.13	8,265.42	—	13,095.84	169.80	4,693.83	—	13,146.72	218.62	259.38	—
Units issued	9,021.35	638.07	542.54	—	2,924.04	494.68	318.67	—	3,810.18	350.35	413.87	—
Units transferred	(10,009.76)	476.12	(422.56)	—	73,974.28	1,370.99	9,000.33	—	64,043.09	569.51	5,106.28	—
Units redeemed	(15,748.09)	(187.33)	(3,134.09)	—	(11,670.49)	(129.74)	(4,922.25)	—	(8,764.08)	(112.07)	(301.39)	—
Ending balance	51,386.35	1,697.99	5,251.31	—	78,323.67	1,905.73	9,090.58	—	72,235.91	1,026.41	5,478.14	—

	Wells Fargo				Wells Fargo
	Variable Trust Funds				Variable Trust Funds
	Discovery				Opportunity
	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	337,294.40	—	25,620.10	1,738.00	122,978.54	—	25,341.83	24,711.69
Units issued	29,524.08	—	1,569.86	184.51	10,659.77	—	1,464.14	240.72
Units transferred	(7,289.87)	—	(905.16)	143.66	(6,669.96)	—	1,052.71	(585.77)
Units redeemed	(52,653.82)	—	(5,093.51)	(23.31)	(15,974.42)	—	(995.45)	(793.78)
Ending balance	306,874.79	—	21,191.29	2,042.86	110,993.93	—	26,863.23	23,572.86

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2012, 2011, 2010, 2009, and 2008 are shown below.  Information for the years 2012, 2011, 2010, 2009, and 2008 reflect the adoption of AICPA Statement of Position 03-5, “Financial Highlights of Separate Accounts.”  Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	At December 31, 2012	For the Year Ended December 31, 2012	At December 31, 2012								For the Year Ended December 31, 2012		For the Year Ended December 31, 2012
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Alger American Fund
Large Cap Growth Portfolio	13,984,319	1.17%	546,789.87	5,637.69	51,830.19	9,328.42	23.09	18.51	11.82	68.67	0.90%	0.22%	8.87%	9.88%	9.86%	9.92%
Capital Appreciation Portfolio	1,893,770	1.04%	107,969.25	782.68	11,491.99	14,324.74	14.81	20.94	16.50	6.20	0.90%	0.22%	17.25%	18.31%	18.31%	18.29%
Small Cap Growth Portfolio	7,264,108	0.00%	397,186.00	175.99	331.35	3,926.10	17.61	20.78	16.54	66.45	0.90%	0.22%	11.52%	12.50%	12.52%	12.73%
Alliance Bernstein Variable Products
Value Fund	13,727	1.99%	511.36	386.27	—	—	15.05	15.61	—	—	0.90%	0.22%	14.71%	15.73%	—	—
Small/Mid Cap Growth Fund	1,800,886	0.53%	75,224.39	1,752.12	10,233.36	—	20.54	21.31	21.31	—	0.90%	0.22%	17.67%	18.73%	18.73%	—
International Value Fund	2,623,354	1.62%	174,960.55	4,405.40	18,644.38	—	13.19	13.68	13.68	—	0.90%	0.22%	13.52%	14.51%	14.51%	—
International Growth Fund	248,606	1.69%	5,855.21	8,323.01	1,210.14	—	15.79	16.38	16.38	—	0.90%	0.22%	14.50%	15.51%	15.51%	—
American Century Variable
Portfolios
Income & Growth Portfolio	2,929,440	2.07%	183,302.79	—	16,770.38	8,197.30	14.10	—	15.89	9.52	0.90%	0.22%	13.72%	—	14.75%	14.67%
Inflation Protection Portfolio	1,527,389	2.62%	77,069.72	1,297.90	12,272.29	63,988.29	15.50	14.78	16.76	1.68	0.90%	0.22%	6.56%	7.57%	7.56%	7.14%
International Portfolio	4,133,575	0.85%	232,366.05	4,531.85	23,967.56	—	15.71	17.07	16.97	—	0.90%	0.22%	20.07%	21.15%	21.16%	—
Ultra Portfolio	87,831	0.00%	4,892.78	—	1,905.91	—	12.63	—	13.65	—	0.90%	0.22%	12.89%	—	13.97%	—
Value Portfolio	6,088,532	1.90%	255,717.69	929.57	15,145.65	19,191.59	21.33	15.90	21.80	15.04	0.90%	0.22%	13.53%	14.59%	14.55%	14.57%
Vista Portfolio	735,190	0.00%	49,655.68	10.06	3,354.06	—	13.80	16.17	14.91	—	0.90%	0.22%	14.58%	15.59%	15.59%	—
Dreyfus Variable Investment Funds
Appreciation Portfolio	586,529	3.89%	35,705.68	—	3,052.15	—	15.04	—	16.25	—	0.90%	0.22%	9.44%	—	10.41%	—
Opportunistic Small Cap Portfolio	105,061	0.00%	9,872.81	—	—	—	10.64	—	—	—	0.90%	0.22%	19.43%	—	—	—
Quality Bond Portfolio	449,245	2.86%	28,188.07	—	2,180.14	—	14.71	—	15.90	—	0.90%	0.22%	6.04%	—	6.98%	—
Socially Responsible Growth Fund	285,916	0.81%	27,101.00	—	1,041.40	7,690.12	9.18	—	10.23	3.45	0.90%	0.22%	10.99%	—	11.92%	11.91%
DWS Variable Series II
Dreman Small Mid Cap Value Portfolio	1,857,458	0.82%	95,176.87	1,703.81	8,652.45	—	17.47	18.32	18.88	—	0.90%	0.22%	12.35%	13.38%	13.35%	—
Large Cap Value Portfolio	243,640	1.49%	22,433.38	—	165.43	—	10.77	—	11.65	—	0.90%	0.22%	8.51%	—	9.46%	—
DWS VIT Funds
Equity 500 Index Fund	1,032,667	1.65%	—	—	—	58,229.24	—	—	—	17.73	0.90%	0.22%	—	—	—	15.61%
Small Cap Index Fund	668,950	0.94%	4,178.26	215.36	11,463.84	16,919.00	18.15	18.82	18.82	22.06	0.90%	0.22%	15.21%	16.27%	16.27%	16.18%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2012	For the Year Ended December 31, 2012	At December 31, 2012								For the Year Ended December 31, 2012		For the Year Ended December 31, 2012
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	11,692,532	1.31%	349,844.17	4,300.59	39,490.45	—	30.40	18.34	24.78	—	0.90%	0.22%	15.37%	16.45%	16.43%	—
Equity Income Portfolio	9,034,047	3.00%	164,852.01	410.96	36,644.75	—	51.26	18.07	15.74	—	0.90%	0.22%	16.26%	17.29%	17.27%	—
Growth Portfolio	12,804,743	0.58%	234,490.77	335.67	65,522.47	—	50.06	18.26	16.17	—	0.90%	0.22%	13.67%	14.69%	14.70%	—
High Income Portfolio	5,062,630	5.67%	107,370.36	1,150.69	19,947.43	—	43.87	20.03	16.52	—	0.90%	0.22%	13.20%	14.22%	14.19%	—
Index 500 Portfolio	36,787,051	2.04%	778,347.62	29,509.31	367,229.62	—	38.91	17.42	16.30	—	0.90%	0.22%	14.89%	15.95%	15.94%	—
Investment Grade Bond Portfolio	6,672,354	2.31%	271,543.33	2,808.93	72,765.81	62,993.90	18.37	14.68	20.47	2.45	0.90%	0.22%	4.95%	5.89%	5.88%	5.77%
Mid Cap Portfolio	3,521,541	0.62%	161,682.33	3,162.94	12,038.94	—	19.81	19.36	21.41	—	0.90%	0.22%	13.77%	14.83%	14.86%	—
Money Market	7,709,853	0.04%	442,638.67	1,713.95	84,200.01	366,383.69	13.60	10.01	14.16	1.31	0.90%	0.22%	-0.82%	0.02%	0.03%	0.29%
Overseas Portfolio	8,867,201	1.93%	278,792.81	4,904.68	28,761.18	147,531.30	28.74	15.28	13.62	2.63	0.90%	0.22%	19.65%	20.73%	20.71%	20.75%
Value Strategies Portfolio	149,954	0.72%	5,710.02	594.86	—	—	23.70	24.59	—	—	0.90%	0.22%	26.13%	27.25%	—	—
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,691,788	3.00%	95,666.01	1,115.72	10,894.84	—	15.57	16.56	16.83	—	0.90%	0.22%	17.19%	18.19%	18.21%	—
Mutual Shares Securities Fund	801,332	1.96%	51,517.62	1,293.32	4,573.73	—	13.82	16.16	14.94	—	0.90%	0.22%	13.21%	14.21%	14.22%	—
Global Real Estate Fund	1,071,819	0.00%	75,093.29	—	2,908.66	—	13.70	—	14.81	—	0.90%	0.22%	26.26%	—	27.43%	—
Mutual Global Discovery Securities Fund	252,409	2.96%	16,368.90	376.08	187.85	—	14.89	15.44	15.44	—	0.90%	0.22%	12.62%	13.64%	13.64%	—
Small Mid Cap Growth Fund	202,972	0.00%	12,931.16	212.29	811.10	—	14.40	19.40	15.57	—	0.90%	0.22%	9.85%	10.84%	10.87%	—
Small Cap Value Securities Fund	592,066	0.74%	27,551.80	439.98	5,174.23	—	17.60	19.97	19.02	—	0.90%	0.22%	17.32%	18.35%	18.36%	—
US Government Fund	821,074	2.70%	67,607.97	1,642.24	1,272.94	—	11.62	12.06	12.06	—	0.90%	0.22%	1.17%	2.11%	2.11%	—
Invesco Variable Insurance Funds
Global Health Care Fund	2,176,971	0.00%	154,755.14	—	6,940.19	9,020.84	13.24	—	14.76	2.82	0.90%	0.22%	19.83%	—	20.85%	21.23%
Mid Cap Growth Fund (1)	852,258	0.00%	82,660.17	—	1,513.62	2,618.30	9.82	—	9.88	9.87	0.90%	0.22%	—	—	—	—
Technology Fund	1,334,854	0.00%	239,368.41	—	5,096.48	8,554.00	5.39	—	6.01	1.64	0.90%	0.22%	10.23%	—	11.25%	11.63%
JP Morgan Series Trust II
International Equity Portfolio	4,208,634	2.10%	188,299.33	—	16,860.22	85,362.64	13.69	—	14.53	16.23	0.90%	0.22%	20.01%	—	21.02%	20.91%
Small Cap Core Portfolio	1,034,499	0.20%	43,004.63	—	11,452.46	261.79	19.08	—	18.10	24.74	0.90%	0.22%	18.68%	—	19.74%	19.60%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,461,751	4.57%	—	—	—	1,275,019.95	—	—	—	1.93	0.90%	0.22%	—	—	—	9.08%
Emerging Markets Equity Portfolio	625,218	0.00%	—	—	—	221,822.91	—	—	—	2.82	0.90%	0.22%	—	—	—	19.94%
US Real Estate Portfolio	92,532	0.84%	—	—	—	23,294.78	—	—	—	3.97	0.90%	0.22%	—	—	—	15.81%

(1)  During 2012 the Invesco VIF Capital Development Fund was replaced with the Invesco VIF Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2012	For the Year Ended December 31, 2012	At December 31, 2012								For the Year Ended December 31, 2012		For the Year Ended December 31, 2012
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	471,631	0.00%	35,554.77	—	8,099.77	—	10.64	—	11.50	—	0.90%	0.22%	7.84%	—	8.84%	—
Short Duration Bond Portfolio	3,204,953	2.99%	247,451.76	5,295.26	30,791.05	—	11.17	12.90	12.08	—	0.90%	0.22%	3.65%	4.64%	4.65%	—
Mid Cap Growth Portfolio	342,178	0.00%	17,777.23	358.01	162.73	—	18.68	19.09	20.19	—	0.90%	0.22%	11.38%	12.38%	12.41%	—
Large Cap Value Portfolio (2)	2,102,971	0.42%	112,739.08	134.89	21,859.72	3,114.85	14.85	19.37	15.38	29.06	0.90%	0.22%	15.53%	16.60%	16.59%	16.69%
Socially Responsive Portfolio	2,817	0.22%	113.52	53.35	—	—	16.69	17.31	—	—	0.90%	0.22%	10.01%	10.97%	—	—
Oppenheimer Variable Account Funds
Balanced / VA Fund	25,349	1.19%	1,674.48	18.04	—	—	14.97	15.53	—	—	0.90%	0.22%	11.06%	12.13%	—	—
Main Street Small & Mid Cap / VA Fund	73,694	0.31%	3,665.67	18.58	—	—	20.00	20.75	—	—	0.90%	0.22%	16.61%	17.67%	—	—
Global Strategic Income / VA Fund	329,385	5.29%	18,714.01	1,887.36	281.46	—	15.71	16.30	16.30	—	0.90%	0.22%	12.15%	13.19%	13.19%	—
Sentinel Variable Products Trust
Balanced Fund	4,011,861	2.02%	143,808.73	1,398.62	23,873.12	2,752.96	23.94	16.03	19.47	29.96	0.90%	0.22%	10.46%	11.40%	11.42%	11.61%
Bond Fund	7,955,259	2.91%	292,943.66	5,091.09	46,701.58	1,729.49	23.09	13.96	23.15	23.07	0.90%	0.22%	5.56%	6.56%	6.54%	6.65%
Common Stock Fund	26,542,824	1.74%	842,850.53	7,331.19	49,864.75	84,286.04	28.22	17.58	20.25	19.25	0.90%	0.22%	14.05%	15.07%	15.10%	15.02%
Mid Cap Growth Fund	7,737,537	0.23%	269,771.76	69.63	34,626.55	22,313.57	24.85	19.21	18.06	18.20	0.90%	0.22%	11.35%	12.32%	12.34%	12.30%
Small Company Fund	14,830,733	0.47%	267,451.27	5,353.00	30,573.71	3,280.10	50.41	18.83	37.79	27.79	0.90%	0.22%	10.44%	11.42%	11.44%	11.42%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,203,728	0.00%	75,186.99	833.22	4,873.89	—	14.75	20.11	15.95	—	0.90%	0.22%	16.81%	17.92%	17.94%	—
Equity Income Portfolio	4,621,419	1.90%	284,480.89	5,141.74	35,060.61	—	14.07	16.78	15.21	—	0.90%	0.22%	15.88%	16.96%	16.96%	—
Health Sciences Portfolio	1,075,206	0.00%	45,913.76	706.90	2,694.42	—	21.68	23.85	23.43	—	0.90%	0.22%	29.80%	30.97%	31.03%	—
Personal Strategies Balanced Portfolio	150,477	1.95%	8,770.05	—	—	—	17.16	—	—	—	0.90%	0.22%	14.08%	—	—	—
Van Eck VIP Trust
VIP Emerging Markets Fund	1,419,494	0.00%	46,678.57	2,355.98	4,419.06	—	26.43	27.42	27.42	—	0.90%	0.22%	28.62%	29.82%	29.82%	—
VIP Global Bond Fund	1,200,853	2.11%	77,674.64	2,918.33	10,001.19	—	13.19	13.68	13.68	—	0.90%	0.22%	4.64%	5.54%	5.54%	—
VIP Global Hard Assets Fund	1,321,101	0.64%	71,289.90	1,758.33	5,042.51	—	16.86	17.49	17.49	—	0.90%	0.22%	2.45%	3.39%	3.39%	—
Wells Fargo Variable Trust
Discovery Fund	6,601,730	0.00%	280,542.01	—	20,534.89	1,996.83	21.47	—	25.00	33.10	0.90%	0.22%	16.67%	—	17.74%	17.54%
Opportunity Fund	4,143,852	0.09%	100,075.64	—	25,896.92	22,293.31	23.28	—	24.36	53.07	0.90%	0.22%	14.51%	—	15.51%	15.42%

(2) During 2012 the Neuberger Berman Partners Portfolio was renamed the Neuberger Berman Large Cap Value Portfolio.

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2011	For the Year Ended December 31, 2011	At December 31, 2011								For the Year Ended December 31, 2011		For the Year Ended December 31, 2011
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Alger American Fund
Growth Portfolio	14,252,962	1.02%	611,644.39	4,117.70	57,674.53	9,455.51	21.21	16.85	10.76	62.19	0.90%	0.22%	-1.21%	-0.35%	-0.37%	-0.67%
Capital Appreciation Portfolio	1,703,324	0.10%	112,797.23	608.78	13,731.80	14,544.18	12.63	17.70	13.95	5.21	0.90%	0.22%	-1.17%	-0.34%	-0.29%	-0.57%
SmallCap Growth Portfolio	7,090,548	0.00%	433,771.51	138.31	334.16	3,936.55	15.79	18.47	14.70	58.89	0.90%	0.22%	-4.07%	-3.20%	-3.23%	-3.51%
Alliance Bernstein
Value	9,257	1.31%	377.59	318.92	—	—	13.12	13.49	—	—	0.90%	0.22%	-4.37%	-3.51%	—	—
Small/Mid Cap Growth	1,808,310	0.36%	90,502.29	1,399.52	11,324.74	—	17.46	17.95	17.95	—	0.90%	0.22%	-9.20%	-8.37%	-8.37%	—
International Value	2,408,195	4.38%	184,993.32	3,010.30	18,606.44	—	11.62	11.95	11.95	—	0.90%	0.22%	-19.97%	-19.26%	-19.26%	—
International Growth	238,338	3.47%	7,305.45	8,332.67	1,372.62	—	13.79	14.18	14.18	—	0.90%	0.22%	-16.63%	-15.85%	-15.85%	—
American Century Variable
Portfolios
Income & Growth Portfolio	2,880,949	1.58%	204,999.83	—	19,404.44	8,438.58	12.40	—	13.85	8.25	0.90%	0.22%	2.23%	—	3.13%	2.87%
Inflation Protection Portfolio	1,401,135	4.50%	75,213.18	1,082.19	12,165.77	65,520.08	14.55	13.74	15.58	1.56	0.90%	0.22%	11.15%	12.35%	12.17%	11.43%
International Portfolio	3,873,082	1.49%	263,543.12	3,353.17	27,040.02	—	13.08	14.09	14.01	—	0.90%	0.22%	-12.80%	-12.05%	-12.05%	—
Ultra Portfolio	75,450	0.00%	4,495.96	—	2,098.10	—	11.19	—	11.98	—	0.90%	0.22%	0.18%	—	1.01%	—
Value Portfolio	6,114,390	2.06%	291,115.70	737.06	19,933.04	19,492.66	18.79	13.88	19.03	13.06	0.90%	0.22%	0.16%	1.02%	1.06%	0.62%
Vista Portfolio	775,578	0.00%	59,261.23	7.12	4,804.90	—	12.04	13.99	12.90	—	0.90%	0.22%	-8.72%	—	-7.86%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	711,102	1.50%	42,216.93	—	8,902.73	—	13.74	—	14.72	—	0.90%	0.22%	8.02%	—	9.04%	—
Opportunistic Small Cap Portfolio	98,427	0.39%	11,051.50	—	—	—	8.91	—	—	—	0.90%	0.22%	-14.57%	—	—	—
Quality Bond Portfolio	373,094	3.62%	24,588.01	—	2,156.89	—	13.87	—	14.86	—	0.90%	0.22%	6.04%	—	7.06%	—
Socially Responsible Growth Fund	291,321	0.96%	30,295.56	—	1,055.76	10,087.94	8.27	—	9.14	3.06	0.90%	0.22%	0.00%	—	0.99%	0.66%
DWS Variable Series II (1)
Dreman Small Cap Value Portfolio	2,070,448	0.72%	120,515.86	1,307.36	10,536.15	—	15.55	16.16	16.66	—	0.90%	0.22%	-7.16%	-6.32%	-6.30%	—
Large Cap Value (2)	195,573	0.00%	19,503.06	—	170.68	—	9.93	—	10.64	—	0.90%	0.22%	0.00%	0.00%	0.00%	—
DWS VIT Funds
Equity 500 Index Fund	944,568	1.72%	—	—	—	61,578.38	—	—	—	15.24	0.90%	0.22%	—	—	—	1.53%
Small Cap Index Fund	677,656	0.82%	10,561.81	139.37	9,982.78	18,289.91	15.75	16.19	16.19	18.87	0.90%	0.22%	-5.29%	-4.43%	-4.43%	-4.75%

(1) During 2011 the DWS Dreman Strategic Value Fund was liquidated

(2) During 2011 the DWS Variable Series II DWS Large Cap Value fund was added

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2011	For the Year Ended December 31, 2011	At December 31, 2011								For the Year Ended December 31, 2011		For the Year Ended December 31, 2011
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	11,131,250	1.00%	379,493.58	3,428.46	50,644.66	—	26.35	15.75	21.28	—	0.90%	0.22%	-3.37%	-2.54%	-2.52%	—
Equity Income Portfolio	8,677,242	2.47%	185,085.66	378.24	38,086.57	—	44.09	15.41	13.42	—	0.90%	0.22%	0.07%	0.98%	0.98%	—
Growth Portfolio	12,366,500	0.37%	256,030.63	246.97	77,002.28	—	44.04	15.92	14.10	—	0.90%	0.22%	-0.70%	0.19%	0.21%	—
High Income Portfolio	4,884,940	6.79%	116,352.81	1,069.81	24,715.17	—	38.75	17.54	14.47	—	0.90%	0.22%	3.11%	4.03%	4.10%	—
Index 500 Portfolio	34,390,158	1.93%	846,711.52	24,278.86	380,075.38	—	33.87	15.02	14.06	—	0.90%	0.22%	1.13%	2.04%	2.03%	—
Investment Grade Bond Portfolio	6,619,034	3.25%	283,563.68	2,670.34	75,955.32	65,398.02	17.50	13.86	19.33	2.30	0.90%	0.22%	6.38%	7.36%	7.33%	6.98%
Mid Cap Portfolio	3,339,124	0.22%	175,600.96	2,147.86	13,221.33	—	17.41	16.86	18.64	—	0.90%	0.22%	-11.40%	-10.60%	-10.64%	—
Money Market (3)	8,180,166	0.02%	453,487.43	2,840.74	90,977.59	491,612.21	13.71	10.01	14.16	1.31	0.90%	0.22%	0.00%	0.00%	0.00%	0.00%
Overseas Portfolio	7,940,999	1.45%	299,811.93	3,217.65	33,642.15	146,974.57	24.02	12.66	11.28	2.17	0.90%	0.22%	-17.88%	-17.15%	-17.12%	-17.49%
Value Strategies	95,240	0.80%	4,570.03	485.37	—	—	18.79	19.32	—	—	0.90%	0.22%	-9.62%	-8.78%	—	—
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,674,032	1.78%	108,488.18	973.49	15,341.21	—	13.29	14.01	14.24	—	0.90%	0.22%	-11.46%	-10.59%	-10.61%	—
Mutual Shares Securities Fund	827,501	2.39%	58,325.28	913.23	7,839.49	—	12.21	14.15	13.08	—	0.90%	0.22%	-1.93%	-0.98%	-0.98%	—
Global Real Estate Fund	908,583	8.09%	80,178.77	—	3,328.28	—	10.85	—	11.62	—	0.90%	0.22%	-6.47%	—	-5.68%	—
Mutual Global Discovery Securities Fund	228,270	2.15%	16,802.65	277.45	174.14	—	13.22	13.59	13.59	—	0.90%	0.22%	-3.57%	-2.72%	-2.72%	—
Small Midcap Growth Fund	217,069	0.00%	15,611.52	126.86	725.86	—	13.11	17.50	14.04	—	0.90%	0.22%	-5.68%	-4.84%	-4.88%	—
Small Cap Value Securities Fund	552,064	0.70%	28,906.46	405.11	6,949.43	—	15.00	16.87	16.07	—	0.90%	0.22%	-4.64%	-3.71%	-3.71%	—
US Government	766,448	4.18%	64,109.43	1,393.95	1,151.00	—	11.49	11.81	11.81	—	0.90%	0.22%	5.03%	6.01%	6.01%	—
Invesco Variable Investment Funds (4) (5)
Capital Development (6)	846,870	0.00%	92,655.22	—	1,731.30	19,136.93	8.64	—	9.54	1.57	0.90%	0.22%	0.00%	—	0.00%	0.00%
Global Health Care Fund	2,111,442	0.00%	179,698.29	—	8,517.79	9,265.45	11.05	—	12.21	2.32	0.90%	0.22%	2.98%	—	4.00%	3.57%
Technology Fund	1,458,556	0.19%	287,936.10	—	7,144.38	8,617.59	4.89	—	5.40	1.47	0.90%	0.22%	-5.78%	—	-5.10%	-5.16%
JP Morgan Series Trust II
International Equity Portfolio	3,631,302	1.88%	198,987.24	—	18,620.94	84,723.48	11.41	—	12.01	13.33	0.90%	0.22%	-12.23%	—	-11.43%	-11.72%
Small Cap Core	947,434	0.13%	47,534.53	—	11,735.64	263.72	16.08	—	15.12	20.55	0.90%	0.22%	-5.63%	—	-4.79%	-5.08%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,323,800	3.79%	—	—	—	1,315,922.95	—	—	—	1.75	0.90%	0.22%	—	—	—	4.79%
Emerging Markets Equity Portfolio	511,951	0.43%	—	—	—	217,982.68	—	—	—	2.34	0.90%	0.22%	—	—	—	-18.47%
US Real Estate Portfolio	86,030	0.85%	—	—	—	25,098.90	—	—	—	3.41	0.90%	0.22%	—	—	—	5.57%

(3) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

(4) During 2011 the AIM V.I. Funds were renamed Invesco V.I. Funds

(5) During 2011 the Invesco V.I. Dynamic Fund was liquidated

(6) During 2011 the Invesco V.I. Capital Development Fund was added

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2011	For the Year Ended December 31, 2011	At December 31, 2011								For the Year Ended December 31, 2011		For the Year Ended December 31, 2011
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	510,358	0.00%	39,455.93	—	11,439.62	—	9.87	—	10.57	—	0.90%	0.22%	-1.99%	—	-1.12%	—
Short Duration Bond Portfolio	3,171,189	3.32%	256,260.10	4,649.48	30,484.15	—	10.78	12.33	11.54	—	0.90%	0.22%	-0.55%	0.24%	0.26%	—
Mid Cap Growth Portfolio	328,633	0.00%	19,258.99	174.41	154.06	—	16.77	16.99	17.96	—	0.90%	0.22%	-0.42%	0.47%	0.50%	—
Partners Portfolio	1,973,668	0.00%	124,581.64	137.03	22,816.04	2,807.59	12.85	16.61	13.19	24.80	0.90%	0.22%	-12.11%	-11.37%	-11.36%	-11.65%
Socially Responsive Portfolio	2,609	0.35%	132.40	38.55	—	—	15.17	15.60	—	—	0.90%	0.22%	-3.99%	-3.05%	—	—
Oppenheimer Variable Products
Balanced / VA	23,744	1.93%	1,751.42	10.38	—	—	13.48	13.85	—	—	0.90%	0.22%	-0.44%	0.36%	—	—
Main Street Small & Mid Cap / VA	39,238	0.12%	2,269.10	18.41	—	—	17.15	17.63	—	—	0.90%	0.22%	-3.27%	—	—	—
Global Strategic Income / VA	204,277	1.25%	13,177.95	1,101.20	261.67	—	14.01	14.40	14.40	—	0.90%	0.22%	-0.28%	0.63%	0.63%	—
Sentinel Variable Products Trust (7)
Balanced Fund	3,889,664	2.37%	154,930.84	1,058.21	25,184.89	2,854.22	21.67	14.39	17.47	26.75	0.90%	0.22%	3.09%	4.05%	4.05%	3.72%
Bond Fund	7,857,497	3.96%	307,958.01	4,194.29	47,236.34	1,935.94	21.87	13.10	21.73	21.54	0.90%	0.22%	6.11%	7.03%	7.04%	6.69%
Common Stock Fund	26,447,911	1.52%	962,965.88	5,686.61	60,085.90	88,696.38	24.74	15.28	17.59	16.63	0.90%	0.22%	1.19%	2.14%	2.09%	1.71%
Mid Cap Growth Fund	7,664,937	0.01%	299,460.45	63.54	39,403.26	21,300.44	22.32	17.10	16.08	16.11	0.90%	0.22%	2.67%	3.64%	3.61%	3.27%
Small Company Fund	14,691,359	0.00%	293,020.69	3,736.13	34,377.80	3,470.17	45.65	16.90	33.91	24.79	0.90%	0.22%	2.10%	3.05%	3.01%	2.69%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,116,262	0.00%	78,538.38	686.33	8,350.36	—	12.63	17.05	13.52	—	0.90%	0.22%	0.48%	1.37%	1.35%	—
Equity Income Portfolio	4,745,926	1.51%	340,520.88	3,971.08	42,663.97	—	12.14	14.35	13.00	—	0.90%	0.22%	-1.94%	-1.03%	-1.07%	—
Health Sciences Portfolio	865,683	0.00%	47,661.62	548.94	3,350.51	—	16.70	18.21	17.88	—	0.90%	0.22%	9.44%	10.43%	10.37%	—
Personal Strategies Portfolio	112,815	2.13%	7,502.87	—	—	—	15.04	—	—	—	0.90%	0.22%	-1.18%	—	—	—
Van Eck VIP Trust
Emerging Markets	1,202,532	1.12%	51,386.35	1,697.99	5,251.31	—	20.55	21.12	21.12	—	0.90%	0.22%	-26.37%	-25.74%	-25.74%	—
VIP Global Bond	1,129,749	3.44%	78,323.67	1,905.73	9,090.58	—	12.60	12.96	12.96	—	0.90%	0.22%	7.14%	8.18%	8.18%	—
VIP Global Hard Assets	1,298,903	0.45%	72,235.91	1,026.41	5,478.14	—	16.46	16.92	16.92	—	0.90%	0.22%	-17.20%	-16.44%	-16.44%	—
Wells Fargo Variable Trust Funds
Discovery	6,153,314	0.00%	306,874.79	—	21,191.29	2,042.86	18.40	—	21.23	28.06	0.90%	0.22%	-0.49%	—	0.43%	0.11%
Opportunity	3,907,367	0.14%	110,993.93	—	26,863.23	23,572.86	20.33	—	21.09	45.68	0.90%	0.22%	-6.40%	—	-5.51%	-5.81%

(7) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2010	For the Year Ended December 31, 2010	At December 31, 2010								For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	1,011,579	0.00%	100,314.47	—	1,742.10	25,837.23	9.46	—	10.36	1.71	0.90%	0.22%	22.70%	—	23.78%	23.91%
Global Health Care Fund	2,177,025	0.00%	191,985.22	—	8,645.34	7,175.18	10.73	—	11.74	2.24	0.90%	0.22%	4.38%	—	5.29%	4.67%
Technology Fund	1,600,693	0.00%	297,876.13	—	7,049.84	8,660.52	5.19	—	5.69	1.55	0.90%	0.22%	20.14%	—	21.32%	21.09%
Alger American Fund
Growth Portfolio	15,056,232	0.74%	644,501.24	2,150.70	49,539.14	10,266.03	21.47	16.91	10.80	62.61	0.90%	0.22%	12.35%	13.41%	13.45%	13.03%
Capital Appreciation Portfolio	1,812,722	0.39%	119,205.24	736.48	14,342.26	14,263.16	12.78	17.76	13.99	5.24	0.90%	0.22%	13.00%	14.07%	14.02%	13.67%
SmallCap Growth Portfolio	8,048,119	0.00%	472,313.71	48.85	669.88	4,303.62	16.46	19.08	15.19	61.03	0.90%	0.22%	24.13%	25.28%	25.33%	24.91%
Alliance Bernstein
Value	6,576	1.71%	273.85	201.64	—	—	13.72	13.98	—	—	0.90%	0.22%	10.82%	11.84%	—	—
Small/Mid Cap Growth	856,830	0.40%	40,321.18	528.19	3,634.43	—	19.23	19.59	19.59	—	0.90%	0.22%	25.77%	26.88%	26.88%	—
International Value	2,856,325	3.27%	179,636.23	1,509.36	15,230.59	—	14.52	14.80	14.80	—	0.90%	0.22%	3.64%	4.59%	4.59%	—
International Growth	571,357	2.00%	22,581.73	8,168.62	3,580.15	—	16.54	16.85	16.85	—	0.90%	0.22%	11.91%	12.94%	12.94%	—
American Century Variable
Portfolios
Income & Growth Portfolio	3,180,709	1.52%	226,401.46	—	27,024.35	8,735.35	12.13	—	13.43	8.02	0.90%	0.22%	13.05%	—	14.10%	13.76%
Inflation Protection Portfolio	2,189,913	1.83%	143,074.44	372.39	15,723.94	67,241.09	13.09	12.23	13.89	1.40	0.90%	0.22%	4.47%	5.16%	5.31%	5.26%
International Portfolio	5,078,621	2.27%	306,742.41	2,018.86	27,875.54	—	15.00	16.02	15.93	—	0.90%	0.22%	12.28%	13.30%	13.30%	—
Ultra Portfolio	103,400	0.51%	6,832.20	—	2,283.86	—	11.17	—	11.86	—	0.90%	0.22%	15.04%	—	16.05%	—
Value Portfolio	7,031,847	2.20%	337,546.17	443.25	20,831.98	22,990.02	18.76	13.74	18.83	12.98	0.90%	0.22%	12.40%	13.37%	13.37%	13.07%
Vista Portfolio	961,617	0.00%	64,366.96	—	8,044.83	—	13.19	—	14.00	—	0.90%	0.22%	22.81%	—	23.89%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	634,365	2.29%	44,100.16	—	5,445.33	—	12.72	—	13.50	—	0.90%	0.22%	14.29%	—	15.29%	—
Opportunistic Small Cap Portfolio (1)	97,745	0.77%	9,371.16	—	—	—	10.43	—	—	—	0.90%	0.22%	30.05%	—	—	—
Quality Bond Portfolio	348,383	3.88%	24,318.77	—	2,190.02	—	13.08	—	13.88	—	0.90%	0.22%	7.48%	—	8.35%	—
Socially Responsible Growth Fund	333,715	0.84%	34,135.31	—	1,068.52	13,637.14	8.27	—	9.05	3.04	0.90%	0.22%	13.76%	—	14.70%	14.29%
DWS Variable Series II
Dreman Strategic Value	201,665	1.63%	19,962.47	—	166.54	—	10.01	—	10.63	—	0.90%	0.22%	11.10%	—	12.13%	—
Dreman Small Cap Value Portfolio	3,202,502	0.91%	174,210.38	823.52	15,213.11	—	16.75	17.25	17.78	—	0.90%	0.22%	21.55%	22.69%	22.62%	—
DWS VIT Funds
Equity 500 Index Fund	939,882	1.87%	—	—	—	62,303.57	—	—	—	15.01	0.90%	0.22%	—	—	—	14.32%
Small Cap Index Fund	563,861	0.90%	2,277.85	30.44	7,736.52	19,819.58	16.63	16.94	16.94	19.81	0.90%	0.22%	25.32%	26.42%	26.42%	26.02%

(1) During 2010, Dreyfus VIF - Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2010	For the Year Ended December 31, 2010	At December 31, 2010								For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	12,764,653	1.23%	423,876.86	2,484.84	53,281.40	—	27.27	16.16	21.83	—	0.90%	0.22%	16.14%	17.19%	17.18%	—
Equity Income Portfolio	10,128,179	1.82%	219,652.39	143.65	33,757.49	—	44.06	15.26	13.29	—	0.90%	0.22%	14.12%	15.17%	15.16%	—
Growth Portfolio	13,658,770	0.27%	283,069.26	166.42	78,302.77	—	44.35	15.89	14.07	—	0.90%	0.22%	23.06%	24.14%	24.18%	—
High Income Portfolio	5,120,716	7.63%	126,879.61	425.31	24,815.52	—	37.58	16.86	13.90	—	0.90%	0.22%	12.79%	13.84%	13.75%	—
Index 500 Portfolio	37,447,052	1.95%	940,358.73	18,128.31	412,404.87	—	33.49	14.72	13.78	—	0.90%	0.22%	13.99%	15.00%	15.03%	—
Investment Grade Bond Portfolio	6,442,336	3.52%	303,761.09	602.36	71,107.18	72,604.32	16.45	12.91	18.01	2.15	0.90%	0.22%	6.82%	7.76%	7.84%	7.50%
Mid Cap Portfolio (5)	4,943,207	0.35%	231,956.70	1,107.19	17,504.02	—	19.65	18.86	20.86	—	0.90%	0.22%	27.68%	28.83%	28.84%	—
Overseas Portfolio	10,217,825	1.40%	318,327.31	1,872.78	34,883.58	152,410.48	29.25	15.28	13.61	2.63	0.90%	0.22%	12.07%	13.10%	13.04%	12.88%
Value Strategies	102,678	0.70%	4,333.68	594.34	—	—	20.79	21.18	—	—	0.90%	0.22%	25.54%	26.60%	—	—
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,981,349	1.86%	106,801.70	576.19	23,196.65	—	15.01	15.67	15.93	—	0.90%	0.22%	7.44%	8.37%	8.37%	—
Mutual Shares Securities Fund	877,621	1.63%	62,557.37	501.09	6,943.18	—	12.45	14.29	13.21	—	0.90%	0.22%	10.18%	11.12%	11.20%	—
Global Real Estate Fund	1,028,494	2.80%	83,269.47	—	5,059.22	—	11.60	—	12.32	—	0.90%	0.22%	19.83%	—	21.02%	—
Mutual Global Discovery Securities Fund	92,669	1.60%	6,486.25	104.28	162.01	—	13.71	13.97	13.97	—	0.90%	0.22%	11.19%	12.21%	—	—
Small Midcap Growth Fund	272,275	0.00%	18,773.50	74.59	676.38	—	13.90	18.39	14.76	—	0.90%	0.22%	26.48%	27.62%	27.68%	—
Small Cap Value Securities Fund	635,187	0.73%	31,550.02	278.49	8,036.89	—	15.73	17.52	16.69	—	0.90%	0.22%	27.16%	28.16%	28.19%	—
US Government	3,320,129	3.34%	274,216.91	1,722.46	27,054.94	—	10.94	11.14	11.14	—	0.90%	0.22%	4.59%	5.49%	5.49%	—
JP Morgan Series Trust II
International Equity Portfolio	4,226,309	0.48%	207,519.95	—	18,189.30	84,429.92	13.00	—	13.56	15.10	0.90%	0.22%	6.12%	—	7.19%	6.86%
Small Cap Core	1,108,302	0.00%	51,766.28	—	13,878.57	265.57	17.04	—	15.88	21.65	0.90%	0.22%	25.94%	—	27.14%	26.76%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,195,861	5.86%	—	—	—	1,311,927.41	—	—	—	1.67	0.90%	0.22%	—	—	—	7.05%
Emerging Markets Equity Portfolio	625,287	0.64%	—	—	—	217,266.70	—	—	—	2.87	0.90%	0.22%	—	—	—	18.60%
US Real Estate Portfolio	101,859	2.54%	—	—	—	31,422.72	—	—	—	3.23	0.90%	0.22%	—	—	—	29.72%
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	609,740	0.00%	48,727.15	—	11,164.65	—	10.07	—	10.69	—	0.90%	0.22%	18.61%	—	19.71%	—
Short Duration Bond Portfolio	3,843,357	5.20%	315,425.83	2,448.22	34,142.48	—	10.84	12.30	11.51	—	0.90%	0.22%	4.33%	5.31%	5.31%	—
Mid Cap Growth Portfolio	347,056	0.00%	20,226.21	230.83	145.56	—	16.84	16.91	17.87	—	0.90%	0.22%	27.96%	29.18%	29.03%	—
Partners Portfolio	2,538,155	0.68%	140,478.99	348.66	25,447.24	3,506.03	14.62	18.74	14.88	28.07	0.90%	0.22%	14.58%	15.68%	15.71%	15.32%
Socially Responsive Portfolio	2,050	0.02%	109.40	20.02	—	—	15.80	16.09	—	—	0.90%	0.22%	21.82%	22.82%	-100.00%	—
Oppenheimer Variable Products
Balanced / VA	20,294	0.39%	1,495.09	3.17	—	—	13.54	13.80	—	—	0.90%	0.22%	11.62%	12.65%	—	—
Main Street Small Cap	9,500	0.37%	535.93	—	—	—	17.73	—	—	—	0.90%	0.22%	22.02%	—	—	—
Global Strategic Income / VA (1)	84,574	2.76%	5,617.68	152.19	243.75	—	14.05	14.31	14.31	—	0.90%	0.22%	13.77%	—	—	—

(1) During 2010, The Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund / VA

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2010	For the Year Ended December 31, 2010	At December 31, 2010								For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Sentinel Variable Products Trust
Balanced Fund	3,892,341	1.59%	161,338.44	567.15	26,838.78	1,665.72	21.02	13.83	16.79	25.79	0.90%	0.22%	11.22%	12.26%	12.23%	11.84%
Bond Fund	6,370,144	3.77%	272,779.37	869.08	34,910.62	1,402.42	20.61	12.24	20.30	20.19	0.90%	0.22%	6.35%	7.27%	7.29%	7.00%
Common Stock Fund	28,475,020	1.32%	1,061,252.13	2,825.01	60,508.50	88,136.31	24.45	14.96	17.23	16.35	0.90%	0.22%	14.79%	15.79%	15.79%	15.47%
Mid Cap Growth Fund	8,193,663	0.05%	330,894.93	45.35	45,198.50	19,083.97	21.74	16.50	15.52	15.60	0.90%	0.22%	22.41%	23.50%	23.57%	23.13%
Money Market Fund	9,815,654	0.00%	503,148.88	5,147.37	161,194.92	396,161.47	13.84	10.01	14.16	1.31	0.90%	0.22%	-0.86%	—	—	-0.76%
Small Company Fund	16,822,203	0.05%	345,651.61	2,531.11	37,395.17	3,944.71	44.71	16.40	32.92	24.14	0.90%	0.22%	22.63%	23.77%	23.76%	23.35%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,415,475	0.00%	91,912.39	547.49	18,817.79	—	12.57	16.82	13.34	—	0.90%	0.22%	15.00%	16.00%	16.00%	—
Equity Income Portfolio	5,696,797	1.64%	407,409.31	2,717.92	46,839.53	—	12.38	14.50	13.14	—	0.90%	0.22%	13.79%	14.72%	14.76%	—
Health Sciences Portfolio	835,675	0.00%	50,702.32	282.99	3,532.29	—	15.26	16.49	16.20	—	0.90%	0.22%	14.31%	15.31%	15.30%	—
Personal Strategies Portfolio	90,868	2.36%	5,970.05	—	—	—	15.22	—	—	—	0.90%	0.22%	12.66%	—	—	—
Van Eck VIP Trust (1)
Emerging Markets (2)	2,158,639	0.56%	68,122.85	771.13	8,265.42	—	27.91	28.44	28.44	—	0.90%	0.22%	25.66%	26.85%	26.85%	—
VIP Global Bond (3)	212,296	1.22%	13,095.84	169.80	4,693.83	—	11.76	11.98	11.98	—	0.90%	0.22%	5.28%	6.21%	—	—
VIP Global Hard Assets (4)	270,976	0.24%	13,146.72	218.62	259.38	—	19.88	20.25	20.25	—	0.90%	0.22%	28.09%	29.23%	29.23%	—
Wells Fargo Variable Trust Funds
Discovery	6,825,421	0.00%	337,294.40	—	25,620.10	1,738.00	18.49	—	21.14	28.03	0.90%	0.22%	34.38%	—	35.51%	35.08%
Opportunity	4,440,569	0.74%	122,978.54	—	25,341.83	24,711.69	21.72	—	22.32	48.50	0.90%	0.22%	22.64%	—	23.73%	23.38%

(1) During 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust

(2) During 2010, Van Eck Worldwide Emerging Market changed its name to Van Eck Emerging Markets

(3) During 2010, Van Eck Worldwide Bond changed its name to Van Eck VIP Global Bond

(4) During 2010, Van Eck Worldwide Hard Assets changed its name to Van Eck VIP Global Hard Assets

(5) During 2010, Sentinel Variable Product Trust Mid Cap Growth was renamed Sentinel Variable Product Trust Mid Cap.

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	At December 31, 2009	For the Year Ended December 31, 2009	At December 31, 2009								For the Year Ended December 31, 2009		For the Year Ended December 31, 2009
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	922,078	0.00%	112,658.44	—	1,843.63	27,379.69	7.71	—	8.37	1.38	0.90%	0.22%	41.21%	—	42.59%	42.27%
Global Health Care Fund	2,449,274	0.35%	226,172.21	—	10,039.00	5,825.84	10.28	—	11.15	2.14	0.90%	0.22%	26.60%	—	27.72%	27.38%
Technology Fund	1,448,602	0.00%	323,812.67	—	8,209.01	8,704.71	4.32	—	4.69	1.28	0.90%	0.22%	55.96%	—	57.38%	56.10%
Alger American Fund
Growth Portfolio	14,386,129	0.65%	695,878.66	760.46	49,722.46	10,870.44	19.11	14.91	9.52	55.39	0.90%	0.22%	46.21%	—	47.60%	47.08%
Capital Appreciation Portfolio	1,760,057	0.00%	131,375.21	210.29	17,518.94	12,039.06	11.31	15.57	12.27	4.61	0.90%	0.22%	49.80%	—	51.11%	50.65%
SmallCap Growth Portfolio	7,421,174	0.00%	539,265.40	9.12	3,723.06	4,661.20	13.26	15.23	12.12	48.86	0.90%	0.22%	44.29%	—	45.50%	45.03%
Alliance Bernstein
Value	2,905	1.30%	160.94	72.97	—	—	12.38	12.50	—	—	0.90%	0.22%	20.08%	—	—	—
Small/Mid Cap Growth	664,587	1.17%	42,103.86	136.41	1,220.21	—	15.29	15.44	15.44	—	0.90%	0.22%	41.57%	—	42.83%	—
International Growth	2,556,600	4.63%	22,975.39	99.90	3,382.47	—	14.78	14.92	14.92	—	0.90%	0.22%	40.76%	—	42.10%	—
International Value	391,519	1.36%	169,758.95	580.93	12,033.13	—	14.01	14.15	14.15	—	0.90%	0.22%	31.18%	—	32.37%	—
American Century Variable
Portfolios
Income & Growth Portfolio	3,065,526	4.64%	244,396.86	—	30,914.90	11,338.07	10.73	—	11.77	7.05	0.90%	0.22%	17.14%	—	18.17%	17.70%
Inflation Protection Portfolio	2,008,124	1.93%	136,422.50	65.47	16,014.92	64,399.21	12.53	11.63	13.19	1.33	0.90%	0.22%	9.43%	—	10.47%	9.92%
International Portfolio	4,664,222	1.98%	319,218.08	376.11	27,979.39	—	13.36	14.14	14.06	—	0.90%	0.22%	32.54%	—	33.78%	—
Ultra Portfolio	99,816	0.26%	7,228.58	—	2,900.86	—	9.71	—	10.22	—	0.90%	0.22%	33.38%	—	34.47%	—
Value Portfolio	6,791,314	5.76%	368,432.77	142.94	22,568.87	22,989.62	16.69	12.12	16.61	11.48	0.90%	0.22%	18.79%	—	19.93%	19.46%
Vista Portfolio	816,927	0.00%	67,516.09	—	8,106.91	—	10.74	—	11.30	—	0.90%	0.22%	21.36%	—	22.43%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	615,131	2.49%	49,623.56	—	5,376.13	—	11.13	—	11.71	—	0.90%	0.22%	21.51%	—	22.62%	—
Developing Leaders Portfolio	82,743	1.35%	10,311.22	—	—	—	8.02	—	—	—	0.90%	0.22%	24.92%	—	—	—
Quality Bond Portfolio	348,750	4.25%	28,191.71	—	433.59	—	12.17	—	12.81	—	0.90%	0.22%	13.95%	—	14.99%	—
Socially Responsible Growth Fund	323,116	0.93%	38,037.39	—	1,103.11	14,219.79	7.27	—	7.89	2.66	0.90%	0.22%	32.66%	—	33.73%	33.67%
DWS Variable Series II
Dreman Strategic Value (a)	196,398	3.96%	21,604.56	—	182.72	—	9.01	—	9.48	—	0.90%	0.22%	23.76%	—	24.90%	—
Dreman Small Cap Value Portfolio	2,926,441	1.55%	195,256.18	206.97	16,106.80	—	13.78	14.06	14.50	—	0.90%	0.22%	28.19%	—	29.35%	—
DWS VIT Funds
Equity 500 Index Fund	813,862	2.79%	—	—	—	61,767.21	—	—	—	13.13	0.90%	0.22%	—	—	—	25.89%
Small Cap Index Fund	436,372	1.76%	2,073.77	12.35	5,541.11	21,201.46	13.27	13.40	13.40	15.72	0.90%	0.22%	—	—	—	26.16%

(a) During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	At December 31, 2009	For the Year Ended December 31, 2009	At December 31, 2009								For the Year Ended December 31, 2009		For the Year Ended December 31, 2009
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Fidelity Variable Insurance Product Funds (b)
Contrafund Portfolio	11,939,760	1.37%	456,770.88	1,274.14	64,324.18	—	23.48	13.79	18.63	—	0.90%	0.22%	34.48%	—	35.69%	—
Equity Income Portfolio	9,549,889	2.25%	238,113.14	26.68	30,937.68	—	38.61	13.25	11.54	—	0.90%	0.22%	29.04%	—	30.25%	—
Growth Portfolio	12,102,653	0.45%	309,064.82	47.94	85,065.54	—	36.04	12.80	11.33	—	0.90%	0.22%	27.17%	—	28.31%	—
High Income Portfolio	5,454,951	7.97%	146,696.87	14,275.12	29,160.11	—	33.32	14.81	12.22	—	0.90%	0.22%	42.70%	—	43.93%	—
Index 500 Portfolio	34,762,035	2.50%	985,896.68	3,009.19	480,436.22	—	29.38	12.80	11.98	—	0.90%	0.22%	25.45%	—	26.64%	—
Investment Grade Bond Portfolio	6,245,078	8.93%	322,831.87	16.18	68,614.02	63,724.16	15.40	11.98	16.70	2.00	0.90%	0.22%	14.75%	—	15.73%	14.94%
Mid Cap Portfolio	4,430,000	0.68%	263,216.66	360.59	23,140.97	—	15.39	14.64	16.19	—	0.90%	0.22%	38.90%	—	40.05%	—
Overseas Portfolio	9,793,331	2.13%	338,658.39	268.65	48,582.40	157,322.68	26.10	13.51	12.04	2.33	0.90%	0.22%	25.42%	—	26.60%	25.95%
Value Strategies	10,878	1.70%	381.65	272.42	—	—	16.56	16.73	—	—	0.90%	0.22%	—	—	—	—
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,965,896	3.16%	117,754.68	74.32	21,778.66	—	13.97	14.46	14.70	—	0.90%	0.22%	35.89%	—	37.13%	—
Mutual Shares Securities Fund	863,226	1.91%	65,632.03	10.41	10,244.87	—	11.30	12.86	11.88	—	0.90%	0.22%	25.00%	—	25.98%	—
Global Real Estate Fund	935,901	12.59%	90,095.46	—	6,282.12	—	9.68	—	10.18	—	0.90%	0.22%	18.05%	—	19.06%	—
Mutual Global Discovery Securities Fund	55,029	1.26%	4,456.18	7.69	—	—	12.33	12.45	—	—	0.90%	0.22%	—	—	—	—
Small Midcap Growth Fund	207,574	0.00%	18,100.23	12.59	735.62	—	10.99	14.41	11.56	—	0.90%	0.22%	42.36%	—	43.60%	—
Small Cap Value Securities Fund	548,048	1.63%	35,616.93	63.14	8,175.59	—	12.37	13.67	13.02	—	0.90%	0.22%	27.92%	—	29.17%	—
US Government	3,058,017	3.68%	266,863.92	156.63	25,207.39	—	10.46	10.56	10.56	—	0.90%	0.22%	2.45%	—	3.33%	—
JP Morgan Series Trust II
International Equity Portfolio (c)	3,956,954	2.04%	207,041.23	—	21,369.95	81,173.86	12.25	—	12.65	14.13	0.90%	0.22%	—	—	—	—
International Opportunities Fund (c)	—	21.24%	—	—	—	—	—	—	—	—	0.90%	0.22%	-100.00%	—	-100.00%	-100.00%
Small Cap Core (c)	1,037,568	0.31%	61,311.88	—	16,309.28	267.69	13.53	—	12.49	17.08	0.90%	0.22%	—	—	—	—
Small Company (c)	—	2.56%	—	—	—	—	—	—	—	—	0.90%	0.22%	-100.00%	—	-100.00%	-100.00%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,081,416	7.81%	—	—	—	1,330,001.57	—	—	—	1.56	0.90%	0.22%	—	—	—	9.09%
Emerging Markets Equity Portfolio	604,824	0.00%	—	—	—	249,528.55	—	—	—	2.42	0.90%	0.22%	—	—	—	69.23%
High Yield Portfolio	—	0.02%	—	—	—	—	—	—	—	—	0.90%	0.22%	—	—	—	-100.00%
US Real Estate Portfolio	111,456	3.15%	—	—	—	44,565.37	—	—	—	2.49	0.90%	0.22%	—	—	—	27.69%
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	545,217	0.00%	52,716.80	—	10,927.82	—	8.49	—	8.93	—	0.90%	0.22%	21.63%	—	22.66%	—
Short Duration Bond Portfolio	3,472,105	8.12%	298,146.62	1,098.29	33,023.45	—	10.39	11.68	10.93	—	0.90%	0.22%	12.32%	—	13.26%	—
Mid Cap Growth Portfolio	320,855	0.00%	24,006.58	85.51	275.81	—	13.16	13.09	13.85	—	0.90%	0.22%	30.43%	—	31.65%	—
Partners Portfolio	2,355,356	2.55%	147,109.23	41.15	30,476.27	3,526.15	12.76	16.20	12.86	24.34	0.90%	0.22%	54.67%	—	56.07%	55.53%
Socially Responsive Portfolio	5,763	3.29%	134.28	10.43	296.50	—	12.97	13.10	13.10	—	0.90%	0.22%	—	—	—	—
Oppenheimer Variable Products
Balanced / VA	2,001	0.00%	164.88	0.11	—	—	12.13	12.25	—	—	0.90%	0.22%	20.58%	—	—	—
Main Street Small Cap	6,352	0.00%	437.05	—	—	—	14.53	—	—	—	0.90%	0.22%	—	—	—	—
Strategic Bond / VA	10,751	0.27%	870.61	—	—	—	12.35	—	—	—	0.90%	0.22%	—	—	—	—

(b) During 2009, the Variable Insurance Product Funds were renamed Fidelity Variable Insurance Product Funds.

(c) During 2009, JP Morgan Series Trust II liquidated International Opportunities and Small Company and started International Equity and Small Cap Core Portfolios.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2009	For the Year Ended December 31, 2009	At December 31, 2009								For the Year Ended December 31, 2009		For the Year Ended December 31, 2009
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Sentinel Variable Products Trust
Balanced Fund	3,704,312	2.66%	159,280.75	92.69	42,040.13	2,744.44	18.90	12.32	14.96	23.06	0.90%	0.22%	20.38%	—	21.43%	21.05%
Bond Fund	5,692,320	5.05%	259,513.25	336.84	34,789.61	94.51	19.38	11.41	18.92	18.87	0.90%	0.22%	10.11%	—	11.10%	10.74%
Common Stock Fund	27,096,258	1.48%	1,166,029.91	1,134.91	69,409.76	85,319.20	21.30	12.92	14.88	14.16	0.90%	0.22%	26.63%	—	27.73%	27.34%
Mid Cap Growth Fund	7,131,686	0.13%	353,022.83	13.90	51,224.71	17,258.82	17.76	13.36	12.56	12.67	0.90%	0.22%	29.45%	—	30.56%	30.22%
Money Market Fund	9,415,480	0.00%	488,510.48	2,834.24	158,570.89	244,502.43	13.96	10.01	14.16	1.32	0.90%	0.22%	-0.92%	—	—	—
Small Company Fund	14,914,066	0.42%	370,148.75	751.14	50,054.07	3,991.91	36.46	13.25	26.60	19.57	0.90%	0.22%	26.03%	—	27.15%	26.75%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,352,113	0.00%	101,715.86	474.96	20,278.45	—	10.93	14.50	11.50	—	0.90%	0.22%	40.49%	—	41.80%	—
Equity Income Portfolio	5,266,059	1.70%	435,584.59	1,160.41	44,631.41	—	10.88	12.64	11.45	—	0.90%	0.22%	24.06%	—	25.27%	—
Health Sciences Portfolio	848,103	0.00%	55,569.58	128.47	7,413.05	—	13.35	14.30	14.05	—	0.90%	0.22%	30.12%	—	31.31%	—
Personal Strategies Portfolio	68,468	1.76%	5,069.50	—	—	—	13.51	—	—	—	0.90%	0.22%	—	—	—	—
Van Eck Worldwide Insurance Trust
IT Worldwide Emerging Markets	1,788,735	0.20%	74,655.33	187.46	5,652.91	—	22.21	22.42	22.42	—	0.90%	0.22%	111.32%	—	113.12%	—
IT Worldwide Bond	40,683	0.48%	3,593.14	47.23	—	—	11.17	11.28	—	—	0.90%	0.22%	—	—	—	—
IT Worldwide Real Estate	—	0.00%	—	—	—	—	—	—	—	—	0.90%	0.22%	—	—	—	—
IT Worldwide Hard Assets	103,751	0.01%	6,240.30	108.30	333.10	—	15.52	15.67	15.67	—	0.90%	0.22%	—	—	—	—
Wells Fargo Variable Trust Funds
Discovery	5,666,728	0.00%	378,019.94	—	27,891.97	1,439.86	13.76	—	15.60	20.75	0.90%	0.22%	38.99%	—	40.29%	39.92%
Opportunity	3,881,881	0.00%	135,116.25	—	26,139.39	25,806.78	17.71	—	18.04	39.31	0.90%	0.22%	46.48%	—	47.75%	47.23%

*                 These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**          These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***   These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2008	For the Year Ended December 31, 2008	At December 31, 2008						For the Year Ended December 31, 2008		For the Year Ended December 31, 2008
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	787,976	0.00%	137,695.05	2,388.34	22,409.45	5.46	5.87	0.97	0.90%	0.22%	-48.54%	-48.10%	-48.40%
Global Health Care Fund	2,036,172	0.00%	232,191.79	16,035.38	5,908.26	8.12	8.73	1.68	0.90%	0.22%	-29.27%	-28.68%	-28.81%
Technology Fund	978,696	0.00%	341,216.05	6,160.31	18,800.90	2.77	2.98	0.82	0.90%	0.22%	-45.04%	-44.51%	-44.59%
Alger American Fund
Growth Portfolio	11,095,683	0.22%	758,862.64	50,433.40	22,674.62	13.07	6.45	37.66	0.90%	0.22%	-46.61%	-46.16%	-46.32%
Capital Appreciation Portfolio (a)	1,485,115	0.00%	148,845.53	11,205.61	87,949.63	7.55	8.12	3.06	0.90%	0.22%	-45.64%	-45.14%	-45.36%
SmallCap Growth Portfolio (b)	5,970,435	0.00%	603,125.33	4,544.09	11,525.60	9.19	8.33	33.69	0.90%	0.22%	-47.09%	-46.60%	-46.77%
Alliance Bernstein
Value	406	0.00%	39.34	—	—	10.31	—	—	0.90%	0.22%	4.43%	—	—
Small/Mid Cap Growth	613,866	0.00%	55,481.62	1,371.01	—	10.80	10.81	—	0.90%	0.22%	10.55%	10.63%	—
International Growth	2,200,794	0.00%	197,281.70	12,401.74	—	10.50	10.50	—	0.90%	0.22%	9.31%	9.29%	—
International Value	245,119	0.00%	20,208.77	2,733.64	—	10.68	10.69	—	0.90%	0.22%	12.61%	12.72%	—
American Century Variable
Portfolios
Income & Growth Portfolio	2,744,259	2.14%	246,095.06	33,721.19	25,486.97	9.16	9.96	5.99	0.90%	0.22%	-35.22%	-34.60%	-34.82%
Inflation Protection Portfolio	1,538,524	5.60%	112,728.70	13,962.63	66,767.41	11.45	11.94	1.21	0.90%	0.22%	-2.14%	-1.24%	-2.42%
International Portfolio	3,778,708	0.78%	347,191.27	26,566.24	—	10.08	10.51	—	0.90%	0.22%	-45.31%	-44.83%	—
Ultra Portfolio	76,783	0.00%	7,067.52	3,330.39	—	7.28	7.60	—	0.90%	0.22%	-42.04%	-41.45%	—
Value Portfolio	6,667,047	2.62%	383,204.83	33,228.61	85,422.06	14.05	13.85	9.61	0.90%	0.22%	-27.43%	-26.80%	-26.98%
Vista Portfolio	632,201	0.00%	63,404.96	7,696.42	—	8.85	9.23	—	0.90%	0.22%	-49.08%	-48.61%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	539,831	2.06%	54,010.24	4,714.79	—	9.16	9.55	—	0.90%	0.22%	-30.18%	-29.57%	—
Developing Leaders Portfolio	46,132	0.85%	7,181.12	—	—	6.42	—	—	0.90%	0.22%	-38.21%	—	—
Quality Bond Portfolio	207,023	4.71%	18,632.44	712.21	—	10.68	11.14	—	0.90%	0.22%	-5.07%	-4.21%	—
Socially Responsible Growth Fund	251,959	0.81%	40,381.64	1,145.15	11,901.39	5.48	5.90	1.99	0.90%	0.22%	-35.07%	-34.37%	-34.75%
DWS Variable Series II
Dreman High Return Equity Portfolio	169,248	3.03%	23,092.06	159.67	—	7.28	7.59	—	0.90%	0.22%	-46.63%	—	—
Dreman Small Cap Value Portfolio	2,313,666	1.35%	200,264.29	14,298.04	—	10.75	11.21	—	0.90%	0.22%	-34.29%	-33.71%	—

(a)  Formerly the Alger American Leveraged AllCap Portfolio.

(b)  Formerly the Alger American Small Capitalization Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

	At December 31, 2008	For the Year Ended December 31, 2008	At December 31, 2008						For the Year Ended December 31, 2008		For the Year Ended December 31, 2008
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

DWS VIT Funds
Equity 500 Index Fund	1,003,611	2.49%	—	—	96,024.61	—	—	10.43	0.90%	0.22%	—	—	-45.02%
Small Cap Index Fund	279,084	1.71%	—	—	22,357.17	—	—	12.46	0.90%	0.22%	—	—	-25.17%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,494,852	2.79%	125,004.62	19,518.17	—	10.28	10.72	—	0.90%	0.22%	-40.92%	-40.41%	—
Mutual Shares Securities Fund	723,622	3.31%	71,036.82	8,625.20	—	9.04	9.43	—	0.90%	0.22%	-37.70%	-37.09%	—
Global Real Estate Fund	812,175	1.05%	89,691.83	8,967.97	—	8.20	8.55	—	0.90%	0.22%	-42.90%	-42.39%	—
Small Cap Fund	139,117	0.00%	17,051.06	924.70	—	7.72	8.05	—	0.90%	0.22%	-43.03%	-42.50%	—
Small Cap Value Securities Fund	403,101	1.18%	34,222.64	7,168.60	—	9.67	10.08	—	0.90%	0.22%	-33.59%	-33.02%	—
US Government	2,009,249	0.00%	178,872.42	17,931.88	—	10.21	10.22	—	0.90%	0.22%	1.65%	1.73%	—
JP Morgan Series Trust II
International Equity Portfolio	3,079,647	1.86%	219,815.05	21,948.21	81,724.15	9.16	9.38	10.51	0.90%	0.22%	-41.88%	-41.34%	-41.55%
Small Company Portfolio	985,420	0.20%	69,314.92	18,171.85	2,036.67	11.13	10.19	13.98	0.90%	0.22%	-32.63%	-31.98%	-32.20%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,259,462	4.58%	—	—	1,580,128.96	—	—	1.43	0.90%	0.22%	—	—	-10.06%
Emerging Markets Equity Portfolio	366,962	0.00%	—	—	256,582.16	—	—	1.43	0.90%	0.22%	—	—	-56.67%
High Yield Portfolio	46,200	10.14%	—	—	48,204.52	—	—	0.96	0.90%	0.22%	—	—	-22.58%
US Real Estate Portfolio	156,697	3.49%	—	—	80,336.01	—	—	1.95	0.90%	0.22%	—	—	-38.10%
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio (c)	429,822	0.00%	52,772.54	8,454.10	—	6.98	7.28	—	0.90%	0.22%	-39.98%	-39.43%	—
Lehman Brothers Short Duration Bond Portfolio (d)	2,690,799	0.00%	260,475.76	29,110.54	—	9.25	9.65	—	0.90%	0.22%	-14.19%	-13.38%	—
Mid Cap Growth Portfolio	269,290	0.56%	26,419.68	258.66	—	10.09	10.52	—	0.90%	0.22%	-43.88%	-43.38%	—
Partners Portfolio	1,653,849	5.17%	134,546.07	39,096.93	14,160.31	8.25	8.24	15.65	0.90%	0.22%	-52.80%	-52.40%	-52.53%
Oppenheimer Variable Products
Balanced / VA	402	0.00%	39.98	—	—	10.06	—	—	0.90%	0.22%	3.52%	—	—
Sentinel Variable Products Trust
Balanced Fund	3,342,689	2.90%	166,590.23	51,558.93	4,825.01	15.70	12.32	19.05	0.90%	0.22%	-24.63%	-23.95%	-24.19%
Bond Fund	5,390,618	3.58%	255,531.80	48,399.93	4,029.17	17.60	17.03	17.04	0.90%	0.22%	2.44%	3.40%	3.02%
Common Stock Fund	22,985,480	1.14%	1,269,372.53	68,105.72	75,182.97	16.82	11.65	11.12	0.90%	0.22%	-33.65%	-33.01%	-33.25%
Mid Cap Growth Fund	5,986,626	0.00%	362,991.96	58,433.44	45,592.42	13.72	9.62	9.73	0.90%	0.22%	-46.53%	-46.05%	-46.24%
Money Market Fund	8,955,335	1.82%	451,098.41	169,899.47	148,392.23	14.09	14.16	1.32	0.90%	0.22%	1.00%	1.94%	1.54%
Small Company Fund	13,650,255	0.25%	392,797.88	61,476.86	64,607.60	28.93	20.92	15.44	0.90%	0.22%	-32.89%	-32.30%	-32.52%

(c)  Formerly the Neuberger Berman Fasciano Portfolio.

(d)  Formerly the Neuberger Berman Limited Maturity Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2008	For the Year Ended December 31, 2008	At December 31, 2008						For the Year Ended December 31, 2008		For the Year Ended December 31, 2008
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,008,443	0.04%	108,346.61	20,409.95	—	7.78	8.11	—	0.90%	0.22%	-43.17%	-42.69%	—
Equity Income Portfolio	3,989,982	2.64%	413,666.02	39,751.41	—	8.77	9.14	—	0.90%	0.22%	-36.82%	-36.26%	—
Health Sciences Portfolio	662,043	0.00%	55,184.70	8,969.32	—	10.26	10.70	—	0.90%	0.22%	-29.77%	-29.14%	—
Van Eck Worldwide Insurance Trust
IT Worldwide Emerging Markets	1,314,503	0.00%	116,790.74	8,271.22	—	10.51	10.52	—	0.90%	0.22%	10.25%	10.33%	—
Variable Insurance Product Funds
Contrafund Portfolio	9,415,322	1.08%	485,012.08	69,144.77	—	17.46	13.73	—	0.90%	0.22%	-43.02%	-42.50%	—
Equity Income Portfolio	8,012,660	2.42%	262,825.41	16,921.28	—	29.92	8.86	—	0.90%	0.22%	-43.16%	-42.65%	—
Growth Portfolio	9,769,916	0.87%	317,467.55	87,331.66	—	28.34	8.83	—	0.90%	0.22%	-47.64%	-47.19%	—
High Income Portfolio	3,689,610	8.08%	146,028.24	32,965.26	—	23.35	8.49	—	0.90%	0.22%	-25.66%	-24.93%	—
Index 500 Portfolio	30,847,091	2.32%	1,076,128.88	596,872.67	—	23.42	9.46	—	0.90%	0.22%	-37.55%	-37.02%	—
Investment Grade Bond Portfolio	6,039,464	4.41%	348,129.27	63,426.91	258,657.37	13.42	14.43	1.74	0.90%	0.22%	-4.14%	-3.28%	-3.33%
Mid Cap Portfolio	3,552,149	0.67%	297,823.31	21,760.50	—	11.08	11.56	—	0.90%	0.22%	-40.01%	-39.41%	—
Overseas Portfolio	8,774,398	2.51%	353,161.27	64,803.63	436,899.15	20.81	9.51	1.85	0.90%	0.22%	-44.31%	-43.83%	-43.94%
Wells Fargo Variable Trust Funds
Discovery	4,742,257	0.00%	402,488.90	33,388.09	26,102.96	9.90	11.12	14.83	0.90%	0.22%	-44.85%	-44.34%	-44.54%
Opportunity	2,861,143	2.02%	144,712.21	30,555.97	27,598.71	12.09	12.21	26.70	0.90%	0.22%	-40.65%	-40.09%	-40.28%

*                   These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**              These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***         These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 - FUND SUBSTITUTIONS

There were no fund substitutions in the years 2008, 2009, 2010 or 2012.   In 2011, the Fidelity VIP V Money Market Fund was substituted for the SVPT Money Market Fund pursuant to an order issued by the Securities and Exchange Commission approving such substitution.

NOTE 9 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income.  The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders’ net contributions to the Variable Account.

NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (“IRC”), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NLV Financial Corporation and Subsidiaries

Financial Statements

As of and for the Years Ended

December 31, 2012 and 2011

NLV Financial Corporation and Subsidiaries

Index

December 31, 2012 and 2011

Page(s)

Independent Auditor’s Report	1

Consolidated Financial Statements

Consolidated Balance Sheets	2

Consolidated Statements of Comprehensive Income	3

Consolidated Statements of Changes in Stockholder’s Equity	4

Consolidated Statements of Cash Flows	5

Notes to Consolidated Financial Statements	6 - 54

Independent Auditor’s Report

To the Board of Directors and Stockholder of

NLV Financial Corporation:

We have audited the accompanying consolidated financial statements of NLV Financial Corporation (the “Company”) and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NLV Financial Corporation and its subsidiaries at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for deferred acquisition costs in 2012. Our opinion is not modified with respect to this matter.

February 22, 2013

NLV Financial Corporation and Subsidiaries

Consolidated Balance Sheets

As of December 31,

(in thousands)	2012	2011
		(as adjusted)
Assets:
Cash and investments:
Available-for-sale debt securities	$15,697,945	$14,478,112
Available-for-sale equity securities	87,117	79,439
Trading equity securities	17,317	18,743
Mortgage loans	2,076,062	1,866,105
Policy loans	767,330	749,609
Real estate investments	49,958	34,465
Derivatives	372,741	297,131
Other invested assets	343,550	323,269
Short term investments	282,871	190,875
Cash and restricted cash	188,667	198,304
Total cash and investments	19,883,558	18,236,052

Deferred policy acquisition costs	546,864	659,618
Accrued investment income	177,890	172,717
Premiums and fees receivable	21,809	22,046
Federal income tax recoverable	4,185	22,526
Amounts recoverable from reinsurers	163,829	165,654
Present value of future profits of insurance acquired	21,580	26,490
Property and equipment, net	94,600	72,981
Corporate owned life insurance	227,694	220,428
Other assets	117,658	115,256
Separate account assets	688,503	677,967
Total assets	$21,948,170	$20,391,735

Liabilities:
Policy liabilities:
Policy benefit liabilities	$4,681,430	$4,639,367
Policyholder account liabilities	12,191,323	11,211,344
Policyholders’ deposits	69,927	76,241
Policy claims payable	53,612	68,365
Policyholders’ dividends	336,956	313,176
Total policy liabilities	17,333,248	16,308,493

Amounts payable to reinsurers	11,775	18,154
Derivatives	168,230	161,553
Other liabilities and accrued expenses	394,894	319,526
Pension and other post-retirement benefit obligations	227,277	214,850
Deferred income taxes	292,159	170,509
Debt	487,935	487,902
Separate account liabilities	688,503	677,967
Total liabilities	$19,604,021	$18,358,954

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares issued and outstanding	$—	$—
Class B common stock, par value of $0.01, 1,001 shares authorized, 100 shares issued and outstanding	—	—
Preferred stock, 500 shares authorized, no shares issued and outstanding	—	—
Retained earnings	1,850,476	1,725,875
Accumulated other comprehensive income	493,673	306,906
Total stockholder’s equity	$2,344,149	$2,032,781
Total liabilities and stockholder’s equity	$21,948,170	$20,391,735

The accompanying notes are an integral part of these financial statements.

2

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Comprehensive Income

For the Years Ended December 31,

(in thousands)	2012	2011	2010
		(as adjusted)
Revenues:
Insurance premiums	$276,743	$297,726	$302,498
Policy and contract charges	305,657	276,758	257,624
Mutual fund commissions and fee income	121,545	127,039	123,862
Other income	16,937	16,995	16,587
Net investment income	1,048,336	871,630	1,015,246
Net realized investment (losses) gains	(7,312)	8,047	23,452
Change in value of trading equity securities	730	(389)	2,369

Total revenues	1,762,636	1,597,806	1,741,638

Benefits and Expenses:
Increase in policy liabilities	32,447	29,690	29,655
Policy benefits	410,064	428,412	416,951
Policyholders’ dividends and dividend obligations	94,980	101,847	111,524
Interest credited to policyholder account liabilities	492,962	351,797	473,503
Operating expenses	219,122	207,527	209,249
Interest expense	41,702	41,633	41,585
Policy acquisition expenses and amortization of present value of future profits, net	307,405	266,725	289,260

Total benefits and expenses	1,598,682	1,427,631	1,571,727

Income before income taxes	163,954	170,175	169,911

Income tax expense	39,353	47,795	47,724

Net income	$124,601	$122,380	$122,187

Other comprehensive income, net of tax:

Unrealized gains on available-for-sale securities	200,237	129,355	180,804
Cash flow hedge on debt issuance	34	34	33
Change in funded status of retirement plans	(13,504)	(19,837)	4,352

Other comprehensive income	186,767	109,552	185,189

Comprehensive income	$311,368	$231,932	$307,376

The accompanying notes are an integral part of these financial statements.

3

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

For the Years Ended December 31, 2012, 2011, and 2010

(in thousands)	Class A Common Stock	Class B Common Stock	Preferred Stock	Retained Earnings	Accumulated Other Comprehensive Income	Total
January 1, 2010 (as originally reported)	$—	$—	$—	$1,556,153	$8,919	$1,565,072

Effect of retrospective implementation of ASU 2010-26, for more information see Note 3	—	—	—	(74,845)	3,246	(71,599)

January 1, 2010 (as adjusted)	—	—	—	1,481,308	12,165	1,493,473

Net income	—	—	—	122,187	—	122,187
Other comprehensive income	—	—	—	—	185,189	185,189
Total comprehensive income						307,376

December 31, 2010	—	—	—	1,603,495	197,354	1,800,849

Net income	—	—	—	122,380	—	122,380
Other comprehensive income	—	—	—	—	109,552	109,552
Total comprehensive income						231,932

December 31, 2011	—	—	—	1,725,875	306,906	2,032,781

Net income	—	—	—	124,601	—	124,601
Other comprehensive income	—	—	—	—	186,767	186,767
Total comprehensive income						311,368

December 31, 2012	$—	$—	$—	$1,850,476	$493,673	$2,344,149

The accompanying notes are an integral part of these financial statements.

4

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Cash Flows

December 31, 2012

(in thousands)	2012	2011	2010
		(as adjusted)
Cash Flows from Operating Activities:
Net income	$124,601	$122,380	$122,187
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for deferred income taxes	20,837	50,398	16,320
Interest credited to policyholder account liabilities	490,959	350,932	473,503
Amortization of deferred policy acquisition costs	213,162	165,188	191,052
Policy and contract charges	(305,657)	(276,758)	(257,624)
Net realized investment losses (gains)	7,312	(8,047)	(23,452)
Net option (gains) losses	(113,333)	37,534	(138,712)
Change on corporate owned life insurance policies	(9,331)	(7,124)	(6,636)
Amortization of present value of future profits of insurance acquired	4,910	4,990	3,841
Depreciation	13,034	11,188	9,940
Allowance for doubtful mortgages	1,020	3,070	306
Other	535	(5,913)	1,781
Changes in assets and liabilities:
Accrued investment income	(5,173)	(5,019)	(5,051)
Deferred policy acquisition costs	(240,045)	(198,030)	(212,163)
Policy liabilities	44,815	37,001	49,130
Other assets and liabilities	(353)	(23,983)	27,235
Net cash provided by operating activities	247,293	257,807	251,657

Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	2,169,532	3,162,281	3,818,257
Cost of investments acquired	(3,101,806)	(4,141,108)	(4,750,724)
Cost of corporate owned life insurance acquired	—	(50,472)	—
Change in policy loans	(17,720)	(13,772)	(17,081)
Change in short term investments	(91,996)	166,995	(114,815)
Change in securities lending invested collateral	—	—	46,838
Other	13,998	(122,293)	(25,903)
Net cash used by investing activities	(1,027,992)	(998,369)	(1,043,428)

Cash Flows from Financing Activities:
Policyholders’ deposits	1,600,019	1,445,747	1,621,981
Policyholders’ withdrawals	(851,954)	(805,850)	(767,577)
Change in securities lending payable	—	—	(135,325)
Advance from Federal Home Loan Bank	—	100,000	—
Change in other deposits	22,997	(10,195)	9,368
Net cash provided by financing activities	771,062	729,702	728,447

Net Decrease in Cash	(9,637)	(10,860)	(63,324)

Cash and Restricted Cash:
Beginning of year	198,304	209,164	272,488
End of year	$188,667	$198,304	$209,164

5

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 1 — NATURE OF OPERATIONS

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (collectively the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services.  The flagship Company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848.  The Company employs approximately 850 people, primarily concentrated in Montpelier, Vermont and Addison, Texas.  Between 1996 and 1999, National Life purchased all of the voting stock of Life Insurance Company of the Southwest (“LSW”), a Texas domiciled stock life insurer and the sole subsidiary of National Life. National Life, together with LSW, make up NLVF’s insurance operations.

On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company.   All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”), the mutual holding company.  Policyholders and contract owners of National Life hold membership interests in NLHC.  NLHC and its subsidiaries are collectively known as the National Life Group.  NLHC currently has no assets, liabilities or operations other than related to its ownership of all of NLVF’s common stock class B shares outstanding.  NLVF has assets and operations primarily related to the issuance of debt and as the sponsor of certain employee related benefit plans.  For additional information, see Note 11.  Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

The Company’s insurance operations principally develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit planning, and asset management services. Insurance and annuity products are primarily distributed through a number of general agencies and branch offices in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America. The Company has in excess of 615,000 policyholders(1) and is licensed to do business in all 50 states and the District of Columbia.  About 27% of the Company’s total collected premiums and deposits are from residents of the states of California and New York.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc.  (“Sentinel Funds”).  The Sentinel Funds’ $7.7 billion of net assets represent fifteen mutual funds managed on behalf of approximately 184,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”).

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

Use of Estimates

The preparation of U.S. GAAP financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets

(1) The reference to “policyholder” or “policy” throughout this document includes both life insurance and annuity contract owners.

6

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates (continued)

and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and universal life-type contracts; policy liabilities; valuation of investments and derivative instruments; embedded derivatives; evaluation of other-than-temporary impairments on available-for-sale securities; valuations related to benefit plans; and litigation and regulatory contingencies. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the debt or equity markets could have a material impact on the consolidated financial statements.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2012 and through the consolidated financial statement issuance date of February 22, 2013.  The Company has not evaluated subsequent events after the issuance date for presentation in these consolidated financial statements.

Cash and Restricted Cash

At December 31, 2012 and 2011, the Company had restricted cash of $137.3 million and $86.4 million, respectively, related to broker collateral on the Company’s derivative investments.

Investments

The Company’s investment portfolio consists primarily of available-for-sale (“AFS”) debt and equity securities.  These securities are reported at estimated fair value on the Balance Sheet.  Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, loss reserve recognition, and deferred income taxes.  When determining estimated fair value, the Company utilizes observable market inputs and considers available data from a third party pricing service, independent brokers and pricing matrices.  Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers and/or estimated cash flows.  The Company periodically performs an analysis on prices received from third parties to ensure that the price represents a reasonable estimate of fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities, using certain quantitative and qualitative characteristics, that could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

A debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: 1) the Company intends to sell or it is more likely than not the Company will be required to sell the security before a recovery in value, or 2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell

7

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized capital losses, and the remaining impairment, which is recorded in Other Comprehensive Income (“OCI”). Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment, which is recorded in OCI, is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The remaining non-credit impairment typically represents current market liquidity, risk premiums, and interest rate fluctuations. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis.

Debt securities that are in an unrealized loss position are reviewed quarterly to determine if the decline in value would be considered other-than-temporary based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery, and (e) the payment structure of the security.

For securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing.  Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

For those equity securities where the decline in the fair values is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The primary factors considered in evaluating whether an other-than-temporary impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether there has been a reduction or elimination of dividends, (d) the intent and ability of the Company to hold the investment until an anticipated recovery, and (e) losses from the security that were recorded subsequent to the reporting period.

8

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

Based on this evaluation the Company concluded $19.5 million, $22.8 million, and $10.5 million of unrealized losses on available-for-sale securities were other-than-temporarily impaired for the years ended December 31, 2012, 2011 and 2010, respectively.  The Company’s remaining unrealized losses on available-for-sale securities of $45.3 million and $113.0 million were considered to be temporary as of December 31, 2012 and 2011, respectively.

Trading Equity Securities

Trading equity securities are reported at estimated fair value.  Realized and unrealized gains (losses) on trading equity securities are included in change in value of trading equity securities within the Consolidated Statements of Comprehensive Income.

Mortgage Loans

Mortgage loans on real estate are carried at amortized cost less an allowance for estimated uncollectible amounts.  For loans that have been determined to be impaired, they are measured at the present value of expected future cash flows, or alternatively, fair value of the collateral. Changes in valuation allowances are recognized in net investment income. For the years ended December 31, 2012, 2011 and 2010, the Company increased the reserve for valuation allowances by $1.0 million, $3.1 million and $0.3 million, respectively. The total valuation reserve as of December 31, 2012 and 2011 was $14.6 million and $13.5 million, respectively.  The Company recognized mortgage loan impairments of $3.7 million, $2.0 million, and $7.4 million as of December 31, 2012, 2011, and 2010, respectively, through realized gains and losses.

Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Criteria used to determine if an impairment exists include, but are not limited to: current and projected macroeconomic factors, as well as rental rates, occupancy levels, delinquency rates and property values, and debt service coverage ratios. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss frequency and severity estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the borrower and/or underlying collateral such as changes in the projections of the underlying property value estimates.

For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s original effective interest rate, (b) the loan’s observable market price or (c) the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received.

Policy Loans

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real Estate

Real estate investments held for investment purposes are reported at depreciated cost.  Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value.  In establishing real estate reserves, the Company considers, among other things, the estimated fair value of the real estate compared to depreciated cost.  In 2012, the Company recognized a real estate impairment of $1.3 million.  In 2011 and 2010, there were no real estate impairments recognized.

9

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Limited Partnerships

Investments in limited partnerships are included in other invested assets.  Partnerships for which the Company does not have significant influence over the limited partnership are carried at estimated fair value.  The Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the limited partnership, the financial statements of which generally are audited annually. Impairments are recorded in net realized investment gains and losses if the present value of future earnings is projected to be less than the carrying value of the investment.  Changes in the fair value of these limited partnerships are included in change in unrealized gains and losses on available-for-sale securities, net of related deferred income taxes, within other comprehensive income.  Limited partnerships over which the Company has significant influence are accounted for using the equity method. Under the equity method, changes in the Company’s partnership account value are recognized in net investment income and dividends received are treated as return of capital up until the point that the initial investment has been received.

Investments in limited partnerships over which the Company does not have significant influence are reviewed quarterly to determine if a decline in fair value is other-than-temporary in nature. The selection of partnership investments to review for other than temporary declines is qualitative and quantitative in nature and based on many factors including the severity and duration of the decline as well as qualitative information about the underlying investments. If a decline in fair value of a limited partnership is determined to be other than temporary, the value of the investment is reduced to its fair value, which becomes its new cost basis, through current period earnings.  To determine fair value, the Company, among other things, reviews the underlying assets of the fund or partnership to determine what the realizable value is expected to be, which requires significant management judgment.

Derivatives

Derivatives include long options, short options, and futures contracts which are carried at estimated fair value. The estimated fair values of derivatives are based on publicly available data and when that data is not available, the Company uses independent broker pricing quotes.  Changes in fair value are reflected in the Consolidated Statements of Comprehensive Income as a component of net investment income.

Affordable Housing Tax Credits

Investments in affordable housing tax credit limited partnerships are included in other invested assets and are amortized using the effective yield method within net investment income.

Realized Gains and Losses

Realized investment (losses) gains are recognized using the specific identification method and are reported as net realized investment (losses) gains.  Realized investment (losses) gains are included in the adjustment for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and income taxes.

Short Term Investments

Short term investments are carried at amortized cost which approximates fair value. These short term investments include highly liquid debt instruments purchased with original maturities of three months or less.

Federal Home Loan Bank

In 2008, National Life became a member of the Federal Home Loan Bank of Boston (“FHLB”).  This membership, which required an investment of $6.1 million in the common stock of FHLB, provides National Life with access to a secured asset-based borrowing capacity of $2.0 billion.  In 2011, National Life received an advance from FHLB in the amount of $100 million, and as such National Life increased its investment in FHLB to $10.6 million and pledged collateral of $125.9 million.  The advance was provided to National Life as $75 million and $25 million.  Interest is accrued at 1.88% and 2.24% with total interest on these funds in 2012 and 2011 at $2.0 million and $0.9 million, respectively.  The blocks mature in 2015 and 2016, respectively.  This money is considered to be operating leverage and the full $100 million is included in policyholder account liabilities.

10

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Acquisition Expenses

Commissions and other costs that are directly related to the successful acquisition of new or renewal insurance contracts are generally deferred. Deferred policy acquisition costs (“DAC”) for participating life insurance, universal life insurance, and annuities are amortized in relation to estimated gross profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross profits are revised.  Future gross profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

DAC for non-participating term life insurance and disability income insurance is amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Annually, the Company reviews long-term assumptions underlying the projections of estimated gross profits and profits.  These assumptions include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and administrative expenses.   The effect on DAC of the update of the actuarial assumptions for both 2012 and 2011 are shown below (amounts in millions):

	Impact on DAC Balance
	2012	2011 (1)
Dividend scale change	$31.1	$37.9
Investment income margins	(28.4)	(26.7)
Surrender rates	(14.9)	(2.6)
Mortality rates	(3.4)	(10.2)
Model refinements	4.7	—
Persistency	2.6	—
Other assumption changes	1.1	0.7
	$(7.2)	$(0.9)

(1) Amounts for 2011 are the impacts prior to the retrospective adoption of ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.  The impact of the application of this standard on the actuarial assumption change is not material.

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year.  The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years.  These incentives are amortized based on the underlying gross profits of the products, with amortization adjusted periodically to reflect actual experience.  The components of the sales inducement asset (“SIA”) are shown below (amounts in millions), and are included in DAC:

	SIA
	2012	2011
Beginning of year	$41.3	$44.5
Deferral	19.3	7.5
Amortization, net	(20.2)	(10.7)
End of year	$40.4	$41.3

For internal replacements the Company determines whether the new contract has substantially changed from the original contract based on certain criteria such as whether the change requires additional underwriting, pricing that was not contemplated in the original contract or significant benefit changes.  If the Company determines that the contract has substantially changed the deferred acquisition costs related to the original contract are written off.

11

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Other Intangible Assets

Goodwill and other intangible assets with indefinite useful lives are reviewed for impairment in accordance with ASC 350 on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.  The assessment for impairment begins with a qualitative determination of factors that could indicate that an impairment is more likely than not to exist.  If it is deemed that an impairment is more likely than not to exist then a quantitative assessment is completed.  The quantitative impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the reporting unit or intangible asset level.  The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers a discounted cash flow analysis as well as market-based earnings and revenue multiples of the unit’s peer companies.  If the carrying value of a reporting unit or intangible asset exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. The goodwill and intangible balances represent the Company’s acquisition of partnership interests and other mutual funds to enhance its asset management business.  The goodwill and intangible balance was $53.0 million, consisting of $45.7 million of intangibles and $7.3 million of goodwill, for both December 31, 2012 and 2011.  For further information on goodwill and other intangible assets see note 10.

Property and Equipment

Property and equipment is reported at depreciated cost.  Assets are depreciated over their useful life using the straight-line method of depreciation.  The table below outlines the useful life for each asset class:

Asset Class	Years
Equipment	5
Furniture	7
Renovations/semi-permanent fixtures	20
Home office/other buildings	39.5

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals.  In 2011, the Company expanded its investments in the program by approximately $50.5 million. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $227.7 million and $220.4 million at December 31, 2012 and 2011, respectively.  Approximately 55% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds at both December 31, 2012 and 2011.

COLI income includes the net change in cash surrender value and any benefits received.  COLI income was $9.3 million, $7.1 million, and $6.6 million in 2012, 2011, and 2010, respectively, and is included in other income in the Consolidated Statements of Comprehensive Income.

Separate Accounts

The Company maintains separate account assets, which are reported at fair value. Investments in separate accounts that pertain to variable products are directed by the policyholder and are segregated from other investments and investment gains and losses accrue directly to the policyholder who assumes the investment risk.

Separate account liabilities are reported in amounts consistent with separate account assets. Separate account liabilities are legally insulated from the general account liabilities of the insurance enterprise and all investment performance net of contract fees and assessments is passed through to the individual contract holder. Minimum guarantees related to separate account policies are included in policy liabilities.  Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

12

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values.  Participating life insurance terminal dividend reserves are accrued in relation to gross profits, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations.  In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges.  Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of  underlying account value and embedded derivative values.  The underlying account value is primarily based on the initial deposit plus any interest credited.   The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500 or Russell 2000 indexes.  The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes.  With the adoption of Accounting Standards Codification 820, “Fair Value Measurements” (“ASC 820”), these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 1.0% to 4.5%.  The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 5.0%.  These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees.  The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance).  In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date.  Coverage from this rider ceases at age eighty.  Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit.  Partial withdrawals from policies issued after November 1, 2003, will use the pro-rata method.  Policyholder partial withdrawals to date have not been significant.  Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

The Company also offers persistency bonuses on certain products, whereby policyholders can receive additional interest credits by maintaining their policy in force for predetermined durations.  These additional interest credits are accrued ratably over the bonus period and adjusted for actual persistency.  The Company accrued sales inducement liabilities of $0.5 million at December 31, 2012 and 2011.  The Company recorded a net decrease for interest, amortization and unlocking of $4.3 million during 2012, and a net increase of $1.9 million during 2011.  Sales inducement liabilities were $23.0 million and $18.3 million at December 31, 2012 and 2011, respectively.

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies.  The Company assumes a small amount of reinsurance from other companies.  These reinsurance arrangements

13

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reinsurance (continued)

Company assumes a small amount of reinsurance from other companies.  These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses and provide additional capacity for growth.  Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block.  Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life’s overall operating results.  The dividend scale is approved annually by the Board of Directors.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder.  Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities.  Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities.  Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.  Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Federal Income Taxes

The Company files a consolidated tax return.  Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS

Adopted

Deferred Acquisition Costs

In October 2010, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract

14

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS (continued)

Deferred Acquisition Costs (continued)

transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. The Company adopted ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, effective January 1, 2012  and applied it retrospectively.   As a result of this change the Company retrospectively modified its policy effective January 1, 2012 around certain sales and marketing costs  that are not directly related to the successful acquisition of an insurance contract.  The  effect of adoption was a reduction in both the DAC asset of $110.2 million and opening equity of $71.6 million, as of January 1, 2010.  The retrospective application also resulted in a decrease in net income of $0.2 million in 2010 and $1.8 million in 2011 which is included in the Consolidated Statements of Comprehensive Income.  Additionally, the adoption resulted in a decrease to retained earnings of $76.9 million and $75.1 million and an increase to accumulated other comprehensive income of $19.8 million and $13.1 million for the years ended December 31, 2011 and 2010, respectively.  Both of these changes are reflected in the Statements of Changes in Stockholder’s Equity.

Goodwill and Intangibles

On September 15, 2012, the FASB issued ASU 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment,  which amends the guidance in ASC 350-30 on testing intangibles for impairment.  Similar guidance on goodwill was issued in September 2011 in ASU 2011-08, Testing Goodwill for Impairment.  Under the revised guidance, entities testing intangibles or goodwill for impairment have the option of performing a qualitative assessment before calculating the fair value of the intangible asset or the reporting unit (i.e., step 1 of the goodwill impairment test). If entities determine, on the basis of qualitative factors, that an impairment is likely to exist, the quantitative impairment test would be required. The ASU does not change how intangibles or goodwill are calculated or assigned to intangible assets or reporting units, nor does it revise the requirement to test annually for impairment. In addition, the ASU does not amend the requirement to test for impairment between annual tests if events or circumstances warrant; however, it does revise the examples of events and circumstances that an entity should consider.  The amendment is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012.  The Company performed a qualitative test for year-end 2012 and determined that there was no indication that the fair value was more likely than not less than the carrying value of the entity.

Comprehensive Income

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, which revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in ASC 220 and requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. The ASU does not change the items that must be reported in other comprehensive income.  For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter.  In the original guidance in ASU 2011-05, the FASB provided presentation guidance for reclassifications out of other comprehensive income.  The guidance around reclassifications was deferred in ASU 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards and subsequently adopted with amendments for 2013 in ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income.

Not Yet Adopted

Balance Sheet

In December of 2011, the FASB issued ASU 2011-11, Balance Sheet: Disclosure about Offsetting Assets and Liabilities. Under the revised guidance entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting agreement. This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. The objective of this disclosure is to facilitate

15

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS (continued)

Balance Sheet (continued)

comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

The following financial instruments are carried at fair value in the Company’s Consolidated Financial Statements: fixed maturities and equity securities, AFS, equity securities, trading, short-term investments, some limited partnerships, freestanding and embedded derivatives, and separate account assets.

The following section applies the fair value hierarchy and disclosure requirements for the Company’s financial instruments that are carried at fair value. The fair value hierarchy prioritizes the inputs to the valuation techniques used to measure fair value into three broad Levels (Level 1, 2 or 3):

•                  Level 1 — Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date.  The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, U.S. treasury securities, investments in publicly traded mutual funds with quoted market prices, and listed derivatives. Separate account assets classified within this level principally include mutual funds.

•                  Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, certain municipal bonds, certain mortgage-backed securities (“MBSs”) and certain asset-backed securities (“ABSs”), certain corporate debt, certain private placement investments, certain preferred stocks, and certain derivatives, including options and credit default swaps. Generally, the Company considers bonds Level 2 as market activity is not deemed to be substantial enough to warrant classification as an active market. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.

•                  Level 3 — Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability.  Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain private placement investments, certain preferred stocks, certain limited partnerships, and embedded derivative liabilities.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such as they are primarily priced by independent brokers and/or within illiquid markets.  If inputs to pricing models that were previously unobservable become observable then an asset or liability can be transferred from Level 3 to Level 2.

16

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the “exit price” notion, reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes relevant observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available and where prices represent a reasonable estimate of fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. In the event that the Company believes that quoted prices are not representative of the true market value, due to distressed sales or inactive markets, the Company may make adjustments to quoted prices to estimate fair value. For investments in vehicles where the Company has a limited ownership interest (“limited partnerships”) that do not have a readily determinable fair value, the Company estimates fair value at net asset value (“NAV”) or its equivalent, based on information provided by the general partner.

Valuation Techniques

Available-for-Sale Securities and Short-Term Investments  — The fair value of AFS securities and short-term investments in an active and orderly market (e.g. not distressed or forced liquidation) is determined by management after considering one of three primary sources of information: third-party pricing services, independent broker quotations or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using an internal pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of ABS,  commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”) are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third-party pricing service or an independent broker quotation, by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads on comparable securities.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by a third-party pricing service are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Certain internal matrix priced securities, primarily consisting of certain private placement securities, are also classified as Level 3 due to significant non-observable inputs.

17

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Available-for-Sale Securities and Short-Term Investments (continued)

US Government securities - The fair values of U.S. government obligations, which include U.S. treasuries, are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Government agencies - authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are estimated using market quotations from recently executed transactions, spread pricing models as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds - as well as MBS and ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Fair values of private placement securities are determined using industry accepted models based on observable spreads.  These securities are generally categorized in Level 2 of the fair value hierarchy; in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

Equity securities including non-trading preferred stocks - The fair value of equity securities is estimated based on unadjusted quoted market prices from a third party pricing service as well as primary and secondary broker quotes.  These securities are generally categorized in Level 1, for common stocks, and Level 2, for preferred stocks.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivative Contracts - Fair values of futures are based on quoted prices. These prices are readily and regularly available in an active market.  Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

OTC derivative contracts - Such instruments held by the Company include options and futures contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry.  The majority of the Company’s OTC derivative products use this and other pricing models and are categorized as Level 2 of the fair value hierarchy.  The remaining instruments are classified as Level 1 as all of the inputs used to determine the value are observable.

Equity Indexed Embedded Derivatives - The fair value of the embedded policy derivatives contained in equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. The fair value incorporates an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant.  Given significant unobservable inputs used to value these financial instruments, they are included in Level 3.

Limited Partnerships - Investments in limited partnerships do not have a readily determinable fair value and as such, the Company values them at net asset value (“NAV”) or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

18

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2012 as well as the expanded fair value disclosures required by ASC 820 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$11,454		$—		$—	$—	$11,454
Government agencies, authorities and subdivisions	—		98,245		—	—	98,245
Corporates	—		8,929,350		33,375	—	8,962,725
Private placements	—		1,435,680		19,275	—	1,454,955
Mortgage-backed securities	—		5,170,566		—	—	5,170,566
Total AFS debt securities	11,454		15,633,841		52,650	—	15,697,945
Preferred stock	—		7,303		—	—	7,303
Common stock	79,809		—		5	—	79,814
Total AFS equity securities	79,809		7,303		5	—	87,117
Total AFS debt and equity securities	91,263		15,641,144		52,655	—	15,785,062
Trading equity securities	17,317		—		—	—	17,317
Derivatives	792		371,949		—	—	372,741
Other invested assets	4,269		1,316		178,120	159,845	343,550
Short term investments	119,133		163,738		—	—	282,871
Separate account assets	623,554	(1)	64,601	(1)	—	348	688,503
Total assets subject to fair value disclosure	$856,328		$16,242,748		$230,775	$160,193	$17,490,044

	Level 1	Level 2	Level 3		Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	—	—	$1,332,807	(2)	—	$1,332,809
Derivatives	—	168,230	—		—	168,230
Total liabilities subject to fair value disclosure	$—	$168,230	$1,332,807		$—	$1,501,039

(1)         Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services — Insurance — Separate Accounts. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

(2)         The most sensitive assumption in determining policy liabilities for indexed annuities is the rate used to discount the excess projected contract values.  This discount rate reflects the Company’s nonperformance risk.  If the discount rates used to discount the excess projected contract values at December 31, 2012, were to change by approximately 100 basis points, the fair value of the embedded derivative would change significantly with an offset to the deferred policy acquisition costs.

19

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2012 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

	Beginning Balance	Net Investment Gains/Loss In Earnings (realized and unrealized) (1)	Unrealized in OCI(2)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance	Net Investment Gains/Losses In Earnings for Assets and Liabilities Still Held at the Ending Date
Assets
Corporates	$37,444	$(60)	$237	$—	$—	$(4,246)	$—	$—	$—	$33,375	$(60)
Private placements	19,948	—	(218)	—	—	(455)	—	—	—	19,275	—
Preferred stock	121	—	—	—	—	(121)	—	—	—	—	—
Common stock	5	—	—	—	—	—	—	—	—	5	—
Total AFS debt and equity securities	57,518	(60)	19	—	—	(4,822)	—	—	—	52,655	(60)
Other invested assets	170,223	(2,068)	11,392	36,153	—	(35,280)	—	—	(2,300)	178,120	(2,068)
Total invested assets	$227,741	$(2,128)	$11,411	$36,153	$—	$(40,102)	$—	$—	$(2,300)	$230,775	$(2,128)

Liabilities
Policyholder account liabilities	$1,044,150	$311,193	$—	$—	$—	$—	$(22,536)	$—	$—	$1,332,807	$311,193
Total liabilities	$1,044,150	$311,193	$—	$—	$—	$—	$(22,536)	$—	$—	$1,332,807	$311,193

(1)             Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

(2)             Includes changes in market value of certain instruments.

During 2012, there were no significant transfers between fair value levels 1 and 2.

20

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2011 as well as the expanded fair value disclosures required by ASC 820 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$12,639		$—		$—	$—	$12,639
Government agencies, authorities and subdivisions	—		95,745		—	—	95,745
Corporates	—		7,916,887		37,444	—	7,954,331
Private placements	—		1,244,157		19,948	—	1,264,105
Mortgage-backed securities	—		5,151,292		—	—	5,151,292
Total AFS debt securities	12,639		14,408,081		57,392	—	14,478,112
Preferred stock	—		13,630		121	—	13,751
Common stock	65,683		—		5	—	65,688
Total AFS equity securities	65,683		13,630		126	—	79,439
Total AFS debt and equity securities	78,322		14,421,711		57,518	—	14,557,551
Trading equity securities	18,743		—		—	—	18,743
Derivatives	4,152		292,979		—	—	297,131
Other invested assets	3,651		803		170,223	148,592	323,269
Short term investments	135,075		55,800		—	—	190,875
Separate account assets	605,887	(1)	71,696	(1)	—	384	677,967
Total assets subject to fair value disclosure	$845,830		$14,842,989		$227,741	$148,976	$16,065,536

	Level 1	Level 2	Level 3	Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	—	—	$1,044,150	—	$1,044,150
Derivatives	—	161,553	—	—	161,553
Total liabilities subject to fair value disclosure	$—	$161,553	$1,044,150	$—	$1,205,703

(1)         Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services — Insurance — Separate Accounts.  Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

21

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2011 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

	Beginning Balance	Net Investment Gains/Loss In Earnings (realized and unrealized) (1)	Unrealized in OCI(2)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfers In/Out of Level 3	Ending Balance	Net Investment Gains/Losses In Earnings for Assets and Liabilities Still Held at the Ending Date
Assets
Corporates	$47,929	$83	$(2,592)	$879	$—	$—	$(8,855)	$—	$—	$37,444	$83
Private placements	21,778	—	(1,578)	—	—	—	(252)	—	—	19,948	—
Preferred stock	265	—	—	—	—	—	(144)	—	—	121	—
Common stock	5	—	—	—	—	—	—	—	—	5	—
Total AFS debt and equity securities	69,977	83	(4,170)	879	—	—	(9,251)	—	—	57,518	83
Other invested assets	151,834	(1,922)	1,126	42,458	—	—	(23,273)	—	—	170,223	(1,922)
Total invested assets	$221,811	$(1,839)	$(3,044)	$43,337	$—	$—	$(32,524)	$—	—	$227,741	(1,839)

Liabilities
Policyholder account liabilities	$1,037,974	$178,530	—	$(172,354)	$—	$—	$—	$—	—	$1,044,150	$178,530
Total liabilities	$1,037,974	$178,530	—	$(172,354)	$—	$—	$—	$—	—	$1,044,150	$178,530

(1)             Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

(2)             Includes changes in market value of certain instruments.

During 2011, there were no significant transfers between fair value levels 1 and 2.

22

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

	2012		2011
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Short term investments	282,871	282,871	190,875	190,875
Available-for-sale debt securities	15,697,945	15,697,945	14,478,112	14,478,112
Available-for-sale equity securities	87,117	87,117	79,439	79,439
Trading equity securities	17,317	17,317	18,743	18,743
Mortgage loans	2,076,062	2,223,022	1,866,105	1,938,853
Policy loans	767,330	909,727	749,609	843,838
Options purchased	371,948	371,948	292,978	292,978
Options written	(167,733)	(167,733)	(160,786)	(160,786)
Futures purchased	793	793	4,153	4,153
Credit default swaps	(497)	(497)	(767)	(767)
Separate account assets	688,503	688,503	677,967	677,967
Reserve assets — cash	61,163	61,163	72,261	72,261
Investment product liabilities	10,349,706	10,463,325	9,613,897	9,587,215
Debt	487,935	583,107	487,902	541,169

For short term investments, carrying value approximates estimated fair value.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value.  Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

The estimated fair value of securities lending invested collateral is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.  Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated using quoted values determined through discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

23

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 - INVESTMENTS

Available-for-Sale Debt and Equity Securities

The amortized cost and the estimated fair values of AFS debt securities and the cost for AFS equity securities at December 31 are as follows (in thousands):

2012	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
AFS debt and equity securities:
U.S. government obligations	$10,239	$1,215	$—	$11,454
Government agencies, authorities and subdivisions	84,207	14,039	2	98,244
Corporate:
Communications	724,300	109,201	—	833,501
Consumer & retail	1,976,707	264,670	3,097	2,238,280
Financial institutions	1,781,139	267,331	5,669	2,042,801
Industrial and chemicals	1,671,546	229,648	6,340	1,894,854
REITS	297,463	25,897	178	323,182
Transportation	205,574	33,787	119	239,242
Utilities	1,215,871	176,094	1,101	1,390,864
Total corporate	7,872,600	1,106,628	16,504	8,962,724
Private placements	1,333,446	123,995	2,486	1,454,955
Mortgage-backed securities	4,677,379	517,218	24,029	5,170,568
Total AFS debt securities	$13,977,871	$1,763,095	$43,021	$15,697,945

Preferred stocks	8,282	—	979	7,303
Common stocks	71,239	9,863	1,288	79,814
Total AFS equity securities	$79,521	$9,863	$2,267	$87,117

Total AFS debt and equity securities	$14,057,392	$1,772,958	$45,288	$15,785,062

24

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 - INVESTMENTS  (continued)

Available-for-Sale Debt and Equity Securities (continued)

The amortized cost and the estimated fair values of AFS debt securities and the cost for AFS equity securities at December 31 are as follows (in thousands):

2011	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
AFS debt and equity securities:
U.S. government obligations	$11,255	$1,384	$—	$12,639
Government agencies, authorities and subdivisions	85,497	10,282	34	95,745
Corporate:
Communications	774,763	79,370	9,380	844,753
Consumer & retail	1,811,667	218,219	2,539	2,027,347
Financial institutions	1,689,341	138,129	29,318	1,798,152
Industrial and chemicals	1,013,595	114,893	13,490	1,114,998
Other corporate	11,266	4,761	—	16,027
REITS	167,013	11,571	240	178,344
Transportation	195,857	30,299	641	225,515
Utilities	1,551,027	203,710	5,541	1,749,196
Total corporate	7,214,529	800,951	61,149	7,954,331
Private placements	1,156,685	110,167	2,747	1,264,105
Mortgage-backed securities	4,773,606	423,288	45,602	5,151,292
Total AFS debt securities	$13,241,572	$1,346,072	$109,532	$14,478,112

Preferred stocks	16,235	212	2,696	13,751
Common stocks	61,358	5,067	737	65,688
Total AFS equity securities	$77,593	$5,279	$3,433	$79,439

Total AFS debt and equity securities	$13,319,165	$1,351,351	$112,965	$14,557,551

25

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Unrealized gains (losses) on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2012	2011	2010

Net unrealized gains on available-for-sale securities	$489,285	$436,701	$566,932
Net unrealized gains on separate accounts	618	12	422
Net unrealized gains on other invested assets	11,381	1,126	8,666
Related deferred policy acquisition costs	(139,637)	(135,298)	(204,714)
Related loss reserve	(21,975)	—	—
Related deferred income taxes	(108,066)	(69,655)	(97,355)
Related policyholder dividend obligation	(30,912)	(103,527)	(93,149)
Increase in net unrealized gains	200,694	129,359	180,802
Balance, beginning of year	366,521	237,162	56,360
Balance, end of year	$567,215	$366,521	$237,162

	2012	2011
Balance, end of year includes:
Net unrealized gains on available-for-sale securities	$1,727,670	$1,238,385
Net unrealized gains on separate accounts	4,268	3,650
Net unrealized gains on other invested assets	20,055	8,674
Related deferred policy acquisition costs	(558,533)	(418,896)
Related loss reserve	(21,975)	—
Related deferred income taxes	(305,424)	(197,357)
Related policyholder dividend obligation	(298,846)	(267,935)
Balance, end of year	$567,215	$366,521

Net other comprehensive income related to unrealized gains (losses) on available-for-sale securities for 2012, 2011, and 2010 of $200.7 million, $129.4 million, and $180.8 million, respectively, is presented net of reclassifications to net income for net realized gains during the period of $4.8 million, $0.1 million, and $25.8 million and net of tax and deferred acquisition cost offsets of $3.2 million, $0.1 million, and $18.8 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2012, are shown below (in thousands).  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Maturity Schedule

(in thousands)

	Book Value	Fair Value
Due in one year or less	$368,781	$375,919
Due after one yr thru 5 yrs	2,810,246	3,118,999
Due after 5 yrs thru 10 yrs	4,433,467	4,984,691
Due after ten years	1,687,998	2,047,768
Mortgage-backed securities	4,677,379	5,170,568
Total	$13,977,871	$15,697,945

26

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2012, 2011, and 2010 were $461.8 million, $1,891.3 million, and $2,612.6 million, respectively.  Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2012, 2011, and 2010 were $15.8 million, $43.4 million, and $62.0 million, respectively.  Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2012, 2011, and 2010 were $1.3 million, $11.1 million, and $25.8 million, respectively.  Gross realized gains on available-for-sale equity securities for the years ended December 31, 2012, 2011, and 2010 were $0.8 million, $2.0 million, and $1.9 million, respectively.  Gross realized losses on available-for-sale equity securities for the years ended December 31, 2012, 2011, and 2010 were $0.1 million, $0 million, and $0 million, respectively.

The Company recognized $21.5 million, $24.7 million, and $17.3 million in realized losses for the years ended December 31, 2012, 2011, and 2010, respectively, resulting from other-than-temporary declines in the fair value of individual securities held.  Factors considered in determining whether declines in the fair value of securities are other-than temporary include 1) the significance of the decline, 2) the Company’s ability and intent not to sell prior to recovery, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects, and overall financial condition of NLVF.  Based upon these factors, securities that have indications of potential impairment are subject to intensive review.  Where such analysis results in a conclusion that declines in fair values are other-than-temporary, the security is written down to fair value.

The Company recognized $19.4 million, $19.4 million and $9.6 million in impairments for the years ended December 31, 2012, 2011, 2010, respectively, related to debt securities. The Company selects debt securities to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information. For corporate bonds the Company evaluates issuer specific credit, credit spreads of similar securities and overall market spreads to evaluate whether a decline in fair value is other than temporary in nature. Once a determination is made that a decline is other than temporary in nature the Company assesses what portion of that decline is credit related and what is attributable to other market conditions. To make this determination the company considers the severity of the decline, duration of the decline and credit spreads of similar securities.

For asset-backed securities selected for review the Company compares its cost to expected cash flows discounted at the effective interest rate implicit in the security at the date of acquisition. The discounted cash flows is determined by a discount model. The expected cash flows input into the model are determined by reviewing underlying collateral and assessing default and delinquency rates of the assets that are backing the investment as compared to the subordination of tranches that we hold. If it is determined that the discounted cash flow is lower that our cost, an impairment for the difference between the discounted cash flows and  the Company’s cost basis is recognized.

The Company did not recognize any impairments for common and preferred equity securities in 2012.  The Company recognized $3.4 million and $1.0 million in impairments for the years ended December 31, 2011 and 2010 related to common and preferred equity securities. The Company selects common and preferred equity securities to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information.

The Company recognized $2.1 million, $1.9 million and $6.7 million in impairments for the years ended December 31, 2012, 2011 and 2010 related to limited partnership investments. The Company selects limited partnerships to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, specific credit information and industry information of the underlying investments. The limited partnerships selected for review are then assessed to determine if the decline is other than temporary in nature using management’s judgment on the nature of the partnerships and the outlook of the underlying investments of the partnership. If it is deemed

27

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

that a portion of the decline is other than temporary in nature the difference between the cost basis of the partnership and the net realizable value as determined by management’s estimate is recognized as an impairment.

Investments’ gross unrealized losses and estimated fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012 and 2011, were as follows (in thousands):

	Less than 12 months		12 months or more		Total
2012	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
Description of Securities
Government agencies, authorities and subdivisions	$476	$2	$—	$—	$476	$2
Corporate:
Communications	—	—	—	—	—	—
Consumer & retail	52,303	1,578	15,192	1,519	67,495	3,097
Financial institutions	25,682	1,243	61,177	4,426	86,859	5,669
Industrial and chemicals	105,544	2,124	22,210	4,216	127,754	6,340
REITS	18,122	161	1,983	17	20,105	178
Transportation	6,106	119	—	—	6,106	119
Utilities	58,922	579	2,436	522	61,358	1,101
Total corporate	266,679	5,804	102,998	10,700	369,677	16,504
Private placements	47,375	2,437	9,951	49	57,326	2,486
Mortgage-backed securities	99,338	4,422	27,599	19,607	126,937	24,029
Subtotal debt securities	413,868	12,665	140,548	30,356	554,416	43,021
Preferred stock	—	—	7,303	979	7,303	979
Common stock	7,769	619	1,599	669	9,368	1,288
Total securities	$421,637	$13,284	$149,450	$32,004	$571,087	$45,288

28

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

	Less than 12 months		12 months or more		Total
2011	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
Description of Securities
Government agencies, authorities and subdivisions	$1,139	$9	$2,738	$25	$3,877	$34
Corporate:
Communications	61,820	4,568	29,726	4,812	91,546	9,380
Consumer & retail	71,809	2,357	2,226	182	74,035	2,539
Financial institutions	313,186	13,244	100,881	16,074	414,067	29,318
Industrial and chemicals	83,315	2,605	36,314	10,885	119,629	13,490
REITS	2,217	6	1,765	234	3,982	240
Transportation	10,892	641	0	—	10,892	641
Utilities	31,963	669	15,645	4,872	47,608	5,541
Total corporate	575,202	24,090	186,557	37,059	761,759	61,149
Private placements	56,470	1,698	9,113	1,049	65,583	2,747
Mortgage-backed securities	235,078	19,107	25,432	26,495	260,510	45,602
Subtotal debt securities	867,889	44,904	223,840	64,628	1,091,729	109,532
Preferred stock	4,997	65	6,651	2,631	11,648	2,696
Common stock	3,786	737	—	—	3,786	737
Total securities	$876,672	$45,706	$230,491	$67,259	$1,107,163	$112,965

29

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Of the $12.7 million total unrealized losses on debt securities in the less than 12 months category, $5.8 million total unrealized losses are in the corporate bond portfolio.  In 2012, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index tightened by approximately 79 basis points from 218 basis points at the beginning of the year to 139 basis points at the end of the year.  Over the same time period, the Barclays US Corporate High Yield Index tightened by approximately 147 basis points from a beginning level of 718 basis points to a year end level of 571.  Despite the overall favorable credit environment in 2012, the group holds and monitors some individual credits that experienced adverse price action during this timeframe.

The debt securities in an unrealized loss position for less than 12 months also include $4.4 million of mortgage-backed securities.  Of this amount, $2.6 million is attributable to the CMBS.  CMBS spreads tightened 185 bps in 2012 from 317 bps to 132 bps according to the Barclays US CMBS Index.  The group’s losses in CMBS are limited to a few structures where we continue to monitor the fundamentals closely.

Of the $30.4 million unrealized losses on debt securities in the more than 12 months category, $10.7 million was in the corporate bond portfolio.  The unrealized losses are concentrated in the financial institutions,  industrial and chemical, and consumer & retail sectors.  Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2012 are temporary.

The debt securities in an unrealized loss position for 12 months or more are attributable to $19.6 million of mortgage-backed securities all of which are attributable to the CMBS.  The Company has no intention to sell these securities nor are there any requirements to sell these securities.  The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover.  At that time the Company will record OTTI as appropriate.

Trading Equity Securities

These securities represent investments by the Company in the Sentinel Funds.  SAMI has a contract with the Sentinel Funds, renewed annually, to manage the assets of the Funds.  For the years ended December 31, 2012, 2011, and 2010 the equity securities held in the trading category recorded $1.2 million, $0.6 million, and $0.3 million, respectively, of net investment income.  The cost of trading securities held at December 31, 2012 and 2011 was $16.4 million and $17.4 million respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities.  The net change in deferred compensation liabilities is included in operating expenses.

30

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows (in thousands):

	2012	2011
Geographic Region
New England	2.5%	1.9%
Middle Atlantic	3.9	4.7
East North Central	18.6	18.3
West North Central	5.2	5.1
South Atlantic	22.1	24.2
East South Central	6.1	5.7
West South Central	15.0	15.3
Mountain	9.6	9.3
Pacific	17.0	15.5

Total	100.0%	100.0%

Property Type
Apartment	14.0%	11.4%
Retail	22.2	17.6
Office Building	41.1	44.7
Industrial	18.0	22.2
Hotel/Motel	0.4	0.4
Other Commercial	4.3	3.7

Total	100.0%	100.0%

Mortgage loans	$2,076,062	$1,866,105
Real estate	49,958	34,465
Total mortgage loans and real estate
	$2,126,020	$1,900,570

31

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis.  Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs.  The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios.  The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt.  The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.  The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios:

Debt Service Coverage Ratios as of December 31, 2012

(amounts in millions)

						Total
	Greater than	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	2.0x	2.0x	1.5x	1.25x	1.0x	Value
< 50%	$113.9	$136.3	$22.0	$3.4	$5.5	$281.1
50% - 60%	139.5	210.2	114.2	18.9	14.5	497.3
60% - 70%	34.9	391.6	132.3	38.6	14.3	611.7
70% - 80%	9.1	126.5	138.4	53.6	42.5	370.1
80% - 90%	2.5	4.0	47.4	48.4	37.4	139.7
> 90%	—	14.2	22.8	64.7	89.0	190.7
Total	$299.9	$882.8	$477.1	$227.6	$203.2	$2,090.6

Debt Service Coverage Ratios as of December 31, 2011

(amounts in millions)

						Total
	Greater than	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	2.0x	2.0x	1.5x	1.25x	1.0x	Value
< 50%	$67.9	$88.3	$22.2	$4.6	$4.0	$187.0
50% - 60%	90.3	193.8	90.0	10.5	16.6	401.2
60% - 70%	9.1	227.5	222.7	34.4	19.3	513.0
70% - 80%	—	94.0	224.6	42.2	—	360.8
80% - 90%	—	2.2	64.0	46.9	42.3	155.4
> 90%	—	16.2	46.8	116.8	82.4	262.2
Total	$167.3	$622.0	$670.3	$255.4	$164.6	$1,879.6

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

	2012	2011
Commercial loans	$2,094,757	$1,886,107
Related valuation allowances	(14,556)	(13,536)
Impaired loans	(4,139)	(6,466)
Total	$2,076,062	$1,866,105

	2012	2011	2010
Impaired loans:
Average total investment	$18,106	$23,537	$27,565
Interest income recognized	780	234	390
Interest received	520	259	415

32

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The Company reviewed loans where there were indicators of potential impairments based on certain criteria, including macro-economic factors and loan specific indicators in accordance with accounting guidance.  As a result of this review a loan valuation allowance was established for $14.6 million and $13.5 million, which was recorded in net investment income for the years ended December 31, 2012 and 2011, respectively.

Activity in the valuation allowances for mortgage loans for the years ended December 31 was as follows (in thousands):

	2012	2011	2010
Changes to previously established valuation allowances	$1,020	$3,070	$306
Balance, beginning of year	13,536	10,466	10,160
Balance, end of year	$14,556	$13,536	$10,466

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company has a high quality, well performing, commercial mortgage loan portfolio.  For a small portion of the portfolio, classified as troubled debt restructuring, the Company grants concessions related to the borrowers’ financial difficulties.  Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest.  The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring.  Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring.  Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

At December 31, 2012, the Company had 10 mortgage loans with aggregate impairments of $1.0 million which were modified during the period in a troubled debt restructuring.

During the previous twelve months, the Company had no mortgage loans modified in a troubled debt restructuring with a  subsequent payment default at December 31, 2012.  Payment default is determined in the same manner as delinquency status — when interest and principal payments are 60 days past due.

33

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 — INVESTMENTS (continued)

Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2012	2011	2010
Debt securities interest	$773,313	$757,254	$725,716
Equity securities dividends	4,225	3,265	1,525
Mortgage loan interest	122,749	109,954	109,466
Policy loan interest	40,266	40,970	42,428
Real estate income	7,841	5,354	4,986
Options	113,333	(37,534)	138,712
Other investment income	7,727	12,579	7,943
Gross investment income	1,069,454	891,842	1,030,776
Less: investment expenses	(20,098)	(17,142)	(15,224)
Less: valuation allowance on mortgage loans	(1,020)	(3,070)	(306)
Net investment income	$1,048,336	$871,630	$1,015,246

Other investment income includes income distributions from unconsolidated partnership investments and the amortization of investments in affordable housing credits.

The following summarizes the components of net realized investment (losses) gains, including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2012	2011	2010
Debt securities	$(2,844)	$14,101	$38,377
Equity securities	751	(878)	928
Mortgage loans	(4,188)	(3,501)	(10,165)
Partnerships	(2,068)	(1,922)	(6,649)
Other invested assets	1,037	247	961
Total	$(7,312)	$8,047	$23,452

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500 and Russell 2000 indexes to hedge obligations relating to indexed products.  These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the Consolidated Statements of Comprehensive Income.  Call options purchased are included in derivatives on the consolidated balance sheet and are carried at fair value.  Call options written are included in the derivatives liability and carried at fair value.  Credit default swaps were purchased to hedge existing market exposure.

The Company purchases options only from highly rated counterparties.  However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $137.3 million as of December 31, 2012. The company utilizes a scale based on credit rating of the counterparty to determine the appropriate amount of counterparty risk. As of December 31, 2012, there was no derivative counterparty exposure that exceeded $38 million net of collateral.

34

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 5 — INVESTMENTS (continued)

Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values.  The embedded derivative component is based on the fair value of the contracts’ expected participation in future increases in the S&P 500 or Russell 2000 indexes.  The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes. The Company incorporated two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin.  The Company did not elect hedge accounting for any of those transactions.

The embedded derivative value was $1,332.8 million and $1,044.1 million at December 31, 2012 and 2011 respectively.

The Company credits interest on policyholder account liabilities based on S&P 500 and Russell 2000 index performance at participation rates and with certain caps on returns. These participation rates and caps are set each policy year. The Company economically hedges this annual exposure at the time the participation rates and caps are set by purchasing S&P 500 and Russell 2000 index based derivatives in an amount that approximates the obligation of the company to credit interest at the end of the year with adjustments for lapse assumptions. Since the options purchased are based on the same indexes that the crediting rates are based upon, they substantially offset the market risk associated with the crediting rate in the policy year being hedged. Since these movements are so closely correlated, there has not been any significant hedging ineffectiveness in the years ended December 31, 2012 and 2011.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed products for the current policy year, is essentially zero.  The notional amounts and the fair market value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

	2012		2011
	Notional	Fair Market Value	Notional	Fair Market Value

Options purchased	$5,748,500	$371,949	$4,875,800	$292,978
Options written	5,295,500	(167,733)	4,452,500	(160,786)
Futures purchased	13,020	792	24,490	4,153
Credit Default Swaps	15,000	(497)	15,000	(767)
Net fair market value		$204,511		$135,578

35

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 6 — REINSURANCE

The Company reinsures certain risks assumed in the normal course of business.  For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions).  For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions).  On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions).  Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”).  Under the terms of the agreements, the Company has agreed to pay UNUM an interest rate of 9.5% on the reserves of original modified coinsurance block and 7% on the  other modified coinsurance reserves held by the Company.  All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the Statements of Comprehensive Income includes income of $5.7 million, $5.9 million, and $6.5 million for 2012, 2011, and 2010, respectively, related to the Company’s disability income reinsurance.  Such income is primarily offset by expenses incurred by the Company related to this block of business.  Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as a component of increase in policy liabilities expense.

36

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 6 — REINSURANCE (continued)

The effects of reinsurance for the years ended December 31 were as follows (in thousands). Transactions between the Closed Block and non-Closed Block operations have been excluded.

	2012	2011	2010
Insurance premiums:
Direct	$340,294	$361,226	$365,160
Reinsurance assumed	929	844	766
Reinsurance ceded	(64,480)	(64,344)	(63,428)
Total insurance premiums	$276,743	$297,726	$302,498

Increase in policy liabilities:
Direct	$15,391	$(10,854)	$(9,868)
Reinsurance assumed	1	1	(1)
Reinsurance ceded	17,055	40,542	39,524
Total increase in policy liabilities	$32,447	$29,690	$29,655

Policy benefits:
Direct	$481,973	$498,676	$505,147
Reinsurance assumed	539	(44)	1,593
Reinsurance ceded	(72,448)	(70,219)	(89,788)
Total policy benefits	$410,064	$428,412	$416,952

Policyholders’ dividends:
Direct	$95,701	$102,976	$112,831
Reinsurance ceded	(721)	(1,129)	(1,307)
Total policyholders’ dividends	$94,980	$101,847	$111,524

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations.  The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance in force as of December 31, 2012 and 2011 was $68.5 billion and $64.5 billion, respectively.

37

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 7 — DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

The table below reflects the changes in the deferred policy acquisition costs asset.  Amounts for 2011 and 2010 have been adjusted to reflect the retrospective application of ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.

(in thousands)	2012	2011	2010
Balance, beginning of year	$659,618	$762,074	$945,677
Acquisition costs deferred during the year	240,045	198,030	212,163
Amortization during the year	(213,162)	(165,188)	(191,052)
Adjustment through other comprehensive income during the year	(139,637)	(135,298)	(204,714)
Balance, end of year	$546,864	$659,618	$762,074

The Company holds PVFP attributable to two purchased blocks of insurance, the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996, the second attributed to the indirect purchase of the remaining third ownership interest in July 1999.  Amortization of PVFP was $4.9 million, $5.0 million, and $3.8 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Projected amortization of PVFP during the next five years is as follows (in thousands):

Projected
Year	Amortization
2013	$4,400
2014	3,900
2015	3,500
2016	3,100
2017	2,800

38

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 8 — FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal and certain state jurisdictions.  During 2012, the IRS completed its examination of the Company’s 2008 consolidated federal income tax return.  The Company is awaiting Joint Committee approval of the examination results.  The Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2008.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

			2011		2010
	2012		as adjusted		as adjusted
	Amount	Rate	Amount	Rate	Amount	Rate
Current	$18,516		$(2,603)		$31,404
Deferred	20,837		50,398		16,320
Total income tax expense	$39,353		$47,795		$47,724

Expected income taxes	$57,384	35.0%	$59,561	35.0%	$59,469	35.0%
Dividends received deduction	(1,889)	(1.1)	(1,823)	(1.1)	(1,689)	(1.1)
Affordable housing tax credit	(11,975)	(7.3)	(7,924)	(4.7)	(5,487)	(3.2)
Corporate owned life insurance	(3,631)	(2.2)	(2,493)	(1.5)	(2,542)	(1.5)
Other, net	(536)	(0.4)	474	0.4	(2,027)	(1.2)
Total income tax expense	$39,353		$47,795		$47,724
Effective federal income tax rate		24.0%		28.1%		28.0%

The Company received $1.1 million and paid $28.5 million and $23.0 million in federal income taxes during 2012, 2011, and 2010, respectively.

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2012	2011
Balance, beginning of year	$20,174	$12,371
Additions/(reductions) based on tax positions related to current year	(1,166)	(2,544)
Additions/(reductions) based on tax positions related to prior years	(522)	10,347
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(7,770)	—
Settlements	(1,059)	—
Balance, end of year	$9,657	$20,174

Total unrecognized tax benefits were $10.1 million at December 31, 2012, including $0.4 million that would impact net income if recognized.  The company does not expect any significant change in liability for federal income tax loss contingencies within the next twelve months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense.  During the years ended December 31, 2012, 2011, and 2010, the Company has recognized approximately $1.3 million in benefits and $0.1 million and $0.2 million in expense, respectively, related to interest and penalties.   The Company had approximately $0.4 million and $1.7 million accrued for interest and penalties at December 31, 2012 and 2011, respectively.

39

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 8 — FEDERAL INCOME TAXES (continued)

Components of net deferred income tax assets at December 31 were as follows (in thousands):

		2011
	2012	as adjusted
Deferred income tax assets:
Policy liabilities	$251,942	$249,903
Pension and other employee benefits	75,985	72,109
Other invested assets	13,662	9,290
Loss carryforwards	9,298	6,453
Other	3,776	6,284
Total deferred income tax assets	354,663	344,039

Deferred income tax liabilities:
Deferred policy acquisition costs	303,635	307,216
Debt and equity securities	14,066	2,476
Net unrealized gain on available-for-sale securities	306,071	186,692
Present value of future profits of insurance acquired	7,553	9,271
Property and equipment	15,497	8,893
Total deferred income tax liabilities	646,822	514,548

Total net deferred income tax assets (liabilities)	$(292,159)	$(170,509)

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.  Therefore, no valuation allowance was recorded as of December 31, 2012 or 2011.

At December 31, 2012, the Company has federal operating loss carryforwards related to the non-life insurance companies of $6.5 million, $6.6 million, and $13.4 million, which expire 2029, 2030, and 2031, respectively.

40

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 9 — BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees.  The plan is administered by the Benefits Administration Committee and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee’s retirement age, years of service, and compensation near retirement.  Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee’s account each year, which is a factor of the employee’s age, service, and compensation, increased at a specified rate of interest.  The Company also sponsors a non-contributory defined benefit plan for fulltime employees of the General Agents. The Plan was amended effective January 1, 2004 to freeze plan benefits.  No new participants were admitted to the Plan after December 31, 2003, and there was no benefit increase after December 31, 2003 for current participants. These pension plans are separately funded.  Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.  None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents contracted prior to July 1, 2001 that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors.  These defined benefit pension plans are not separately funded.

The Company sponsors defined benefit post-retirement plans that provide medical and life insurance benefits to retired employees, agency staff, agents and general agents.  Spouses of participants and dependents generally qualify for the medical and dental plans.  Substantially all employees who began service prior to July 1, 2001 may be eligible for medical and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.

Most of the defined benefit post-retirement welfare benefit plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments.  These post-retirement plans are not separately funded, and the Company therefore pays for plan benefits from operating cash flows.  The costs of providing these benefits are recognized as they are earned by employees.

41

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 9 — BENEFIT PLANS (continued)

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
Change in benefit obligation:
Benefit obligation, beginning of year	$319,208	$291,378	$276,455	$38,300	$33,967	$36,895
Service cost for benefits earned during the	6,749	5,859	5,493	1,042	828	902
Interest cost on benefit obligation	13,887	15,485	15,727	1,671	1,810	2,085
Plan participants’ contributions	—	—	—	994	881	445
Actuarial (gains)/ losses	53,893	23,820	10,512	(8,739)	3,818	(2,842)
Curtailment	—	—	—	—	—	—
Benefits paid	(19,478)	(17,334)	(16,809)	(3,333)	(3,004)	(3,518)
Benefit obligation, end of year	374,259	319,208	291,378	29,935	38,300	33,967
Change in plan assets:
Plan assets, beginning of year	175,371	165,990	144,136	—	—	—
Actual income on plan assets	17,216	5,368	19,842	—	—	—
Employer contributions	34,905	21,347	18,821	2,339	2,123	3,073
Plan participants’ contributions	—	—	—	994	881	445
Benefits paid	(19,478)	(17,334)	(16,809)	(3,333)	(3,004)	(3,518)
Plan assets, end of year	208,014	175,371	165,990	—	—	—
Funded Status	$(166,245)	$(143,837)	$(125,388)	$(29,935)	$(38,300)	$(33,967)

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
Amounts recognized in the consolidated balance sheet:
Pension and other post-retirement benefit obligations liability	$48,424	$55,602	$63,462	$36,391	$35,946	$35,823
Accumulated other comprehensive income	117,754	88,235	61,926	(6,456)	2,354	(1,856)
Net amount recognized	$166,178	$143,837	$125,388	$29,935	$38,300	$33,967
Pension and other post-retirement benefit obligations liability	$(166,178)	$(143,837)	$(125,388)	$(29,935)	$(38,300)	$(33,967)
Amounts recognized in accumulated other comprehensive income consists of:
Net actuarial loss	$117,859	$88,340	$62,098	$6,617	$3,417	$(608)
Net prior service costs (benefits)	(105)	(105)	(172)	(13,073)	(1,063)	(1,248)
	$117,754	$88,235	$61,926	$(6,456)	$2,354	$(1,856)

42

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 9 — BENEFIT PLANS (continued)

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligation in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows (in thousands):

	2012	2011	2010
Total Accumulated Benefit Obligation	$359,497	$306,715	$280,293
Plans with ABO in excess of plan assets:
ABO	359,497	306,715	280,293
Fair value of plan assets (1)	207,767	175,949	165,818
Plans with PBO in excess of plan assets:
PBO	374,259	319,208	291,378
Fair value of plan assets (1)	207,767	175,949	165,818

(1) The difference to total plan assets shown on the prior page is due to accrual for income and liabilities that are not carried at fair value.

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
Service cost for benefits earned during the period	$6,749	$5,859	$5,493	$1,042	$828	$902
Interest cost on benefit obligation	13,887	15,485	15,727	1,671	1,810	2,085
Expected (income) on plan assets	(12,379)	(11,691)	(10,840)	—	—	—
Net amortization of actuarial losses (gains)	7,212	3,901	4,760	256	(207)	610
Amortization of prior service costs (benefits) and plan amendments	(67)	(67)	179	(185)	(185)	(185)
Net periodic benefit cost (included in operating expenses)	$15,402	$13,487	$15,319	$2,784	$2,247	$3,412

43

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 9 — BENEFIT PLANS (continued)

Other changes in plan assets and benefit obligations recognized in other comprehensive income (in thousands):

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010

Net loss/(gain)	$38,769	$23,820	$1,509	$3,456	$3,818	$(2,842)
Amortization of (gain)/loss	(7,212)	(3,901)	(4,760)	(256)	207	(610)
Amortization of prior service cost	67	67	(179)	185	185	185
Total recognized in net periodic benefit cost and other comprehensive income	$31,624	$19,986	$(3,430)	$3,385	$4,210	$(3,267)

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $11.6 million and $3.2 million, respectively.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
Discount rate	3.80%	4.50%	5.50%	3.80%	4.50%	5.50%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 6.5%

The weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
Discount rate	4.50%	5.50%	5.75%	4.50%	5.50%	5.75%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 6.5%
Expected long term return on plan assets	7.00%	7.00%	7.50%

44

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 9 — BENEFIT PLANS (continued)

Included in the pension and other post-retirement benefit obligations liability as reported on the balance sheets are deferred compensation and employee disability liabilities of $31.1 million and $32.7 million as of December 31, 2012 and 2011, respectively.  Effective January 1, 2013, the cost sharing arrangements associated with the other post-retirement employee benefits were amended.  This created a $12.2 million benefit which is included as a prior service cost benefit in other comprehensive income and resulted in a decrease in the other post-retirement benefit liability.

Assumed health care cost trend rates (HCCTR) at December 31, 2012:

Weighted average health care cost trend rate assumed for next year	10.05%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2023

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated post-retirement benefit obligation (“APBO”) by about $1.1 million.  Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $1.0 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2012	December 31, 2011
Bonds	26%	38%
Common stocks	57%	61%
Group annuity contract and other	17%	1%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines.  The Company’s investment policy for the plan assets associated with the separately funded plans is to  maintain  a target allocation of approximately 50%-75% equities, and 25%-50% bonds and other fixed income instruments when measured at fair value.  Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio.  Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected future long-term rate of return of 7.0% is based upon an expected return on equity investments of 8%-9%, and a weighted expected return of 3%-4% on fixed income investments.  These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

45

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 9 — BENEFIT PLANS (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below (in thousands):

		2012	2011
Common stocks — unaffiliated	Consumer Discretionary	$13,360	$12,278
	Consumer Staples	7,095	6,329
	Energy	7,825	9,349
	Equity Funds (1)	22,814	17,008
	Financials	11,339	9,178
	Health Care	14,126	9,746
	Industrial	15,149	15,580
	Information Technology	21,335	18,812
	Materials	4,433	5,225
	Telecommunication Services	1,024	858
	Utilities	738	1,866
	Total common stocks	119,238	106,229
Long term bonds	US Government	42,919	67,324
	Automotive	553	—
	Chemicals	2,099	—
	Food and Beverage	2,078	—
	Independent	1,046	—
	Integrated	1,093	—
	Packaging	541	—
	Refining	2,233	—
	Wireless	2,039	—
	Total long term bonds	54,601	67,324
Short term investments	Money Market Funds - Banking	23,490	939
	US Government	8,000	—
	US Treasury	2,000	—
	Total short term investments	33,490	939
Cash		391	1,014
General investment account		47	443
	Total Investments (2)	$207,767	$175,949

(1)         Consists of investments advised by the Company’s subsidiary SAMI.

(2)         The difference to total plan assets shown of $208,014 for 2012 and $175,371 for 2011 shown on page 42 are accruals for income and liabilities.

The assets of the Company’s separately funded pension plans are held in the Company’s separate account and are included on the hierarchy in Note 4.

The valuation techniques used for the plan assets are:

Government obligations - U.S. government obligations consists primarily of FNMA and GNMA mortgage-backed securities and U.S treasuries.  The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads.  The fair value of U.S. treasuries are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues.  U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporate bonds - Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 2 of the fair value hierarchy.

46

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 9 — BENEFIT PLANS (continued)

Short term investments - Short term investments consist of mutual funds invested in money market and government agencies.  Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

General investment account - This category consists of an investment in a National Life annuity contract.  The contract is carried at amortized cost, which approximates fair value.  These assets are categorized in Level 2 of the hierarchy.

The valuation of plan assets for 2012 and 2011 are as follows (in thousands):

2012 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
US Government Obligations
Common Stock	$119,240	$—	$—	$—	$119,240
Corporate	—	11,682	—	—	11,682
Mortgage backed securities	—	42,919	—	—	42,919
Cash	391	—	—	—	391
Short term investments	23,490	10,000			33,490
General account	—	51	—	—	51
Accrued income	—	—	—	348	348
Total Assets	$143,121	$64,652	$—	$348	$208,121
Liabilities
Total Liabilities	—	—	—	107	107
Total Plan Assets	$143,121	$64,652	$—	$241	$208,014

2011 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
AFS debt securities	$—	$67,324	$—	$—	$67,324
AFS equity securities	106,229	—	—	—	106,229
Cash and short term investments	1,014	—	—	—	1,014
General account	—	443	—	—	443
Accrued income	—	—	—	361	361
Total Assets	$107,243	$67,767	$—	$361	$175,371
Liabilities
Total Liabilities	—	—	—	—	—
Total Plan Assets	$107,243	$67,767	$—	$361	$175,371

During 2012 and 2011, there were no significant transfers between fair value levels 1 and 2.  In addition, there were no transfers in or out of level 3 as there were no level 3 assets.

47

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 9 — BENEFIT PLANS (continued)

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2012, and in aggregate for the five years thereafter is as follows (in thousands):

	Projected Pension	Projected Other	Projected Medicare
Year	Benefit Payments	Benefit Payments	Part D Reimbursements
2013	$23,083	$2,443	$48
2014	20,527	2,216	51
2015	20,786	2,237	54
2016	21,448	2,246	55
2017	22,120	2,254	54
2018-2022	132,024	10,605	243

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan.  However, the Company may elect to make larger contributions subject to maximum contribution limitations.  The Company’s expected contribution for 2013 into its separately funded defined benefit pension plans is approximately $14.6 million.

The Company provides employee 401(k) plans for its employees.  Under the Company’s 401(k) pension plan for employees, eligible employees earning less than a specified amount receive a 75% match up to 6% of an employee’s salary, subject to maximum contribution guidelines.  Employees earning more than the specified amount receive a 50% match up to 6% of an employee’s salary, subject to maximum contribution guidelines.  Additional employee voluntary contributions may be made to the plans subject to contribution guidelines.  Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by SAMI).  The Company makes an annual contribution equal to 6.1% of an agent’s compensation up to the Social Security Taxable Wage Base plus 7.5% of the agent’s compensation in excess of the Social Security Taxable Wage Base.  In addition, the agent may elect to defer a portion of the agent’s compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan.  Total annual contributions cannot exceed certain limits which vary based on total agent compensation.

Under the Company’s 401(k) plan for agency employees, eligible agency employees receive a matching contribution of 100% of their elective deferrals up to 4% of compensation.  The Company provides non-qualified defined contribution deferred compensation plans for certain employees, agents, general agents and independent directors.  These plans are not separately funded.  Costs associated with these plans are included in operating expenses.  Liabilities for these plans are included in pension and other post-retirement benefit obligations.

48

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 10 — GOODWILL AND OTHER INTANGIBLES

The Company had goodwill of $7.3 million and intangible assets of $45.7 million at December 31, 2012.  In 2012, there were no impairments or other reductions recorded.  In 2011, there were no impairments recorded,  In 2011, there was a reduction in the intangible asset balance of $0.4 million resulting from purchase price adjustments.  The purchase price for several of the acquisitions were estimated based on certain assumptions about asset performance.  The actual asset performance resulted in a decrease of the purchase price.

	December 31, 2012			December 31, 2011
	(Amounts in millions)			(Amounts in millions)
		Accumulated	Carrying		2011 Purchase	Accumulated	Carrying
	Gross	Impairments	Value	Gross	Price Adj	Impairments	Value
Goodwill	$7.7	$(0.4)	$7.3	$8.1	$(0.4)	$(0.4)	$7.3
Intangibles - Non-amortizing	47.2	(1.5)	45.7	47.2	—	(1.5)	45.7
Total	$54.9	$(1.9)	$53.0	$55.3	$(0.4)	$(1.9)	$53.0

NOTE 11 — DEBT

Debt consists of the following (in thousands):

	2012	2011
7.5% Senior Notes:	$199,302	$199,269

$200 million, maturing August 2033, interest payable semiannually on February 15 and August 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

6.5% Senior Notes:	68,014	68,014

Original issue of $75 million, maturing March 2035, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries. In 2009, the Company’s subsidiary, National Life repurchased $7.0 milllion of the senior note.

Note Payable:	20,619	20,619

$20.6 million, callable at par on May 15, 2010, and maturing on May 15, 2033. The note is unsecured and subordinate to all current and future obligations. The interest rate floats based on LIBOR and resets quarterly.

10.5% Surplus Notes:	200,000	200,000
$200 million, maturing September 15, 2039, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of National Life.

Total debt	$487,935	$487,902

Interest paid on the 7.5% senior notes was $15.0 million in 2012, 2011, and 2010.  Interest paid on the 6.5% senior notes was $4.9 million in 2012, 2011 and 2010.  Interest paid on the $20.6 million note payable was

49

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 11 — DEBT (continued)

$1.0 million in 2012, 2011, and 2010.  Interest recognized on the 10.5% surplus note was $21.0 million in 2012, 2011, and 2010.

National Life has a secured asset-based borrowing capacity of $2.0 billion with FHLB.  For additional information see note 2.

NOTE 12 — COMMITMENTS AND CONTINGENCIES

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings and governmental examinations.  Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty.  It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company is also involved in class action or putative class action litigation.  On September 24, 2010, three individuals (including two former policyholders and one now former policyholder) brought a putative class action against LSW concerning their purchases of indexed universal life insurance policies sold in California (SecurePlus Provider and SecurePlus Paragon), which is pending before the U.S. District Court for the Central District of California (the “Court”) and captioned Walker, et al. v. Life Ins. Co. of the Southwest.  Plaintiffs assert claims under the California Unfair Competition Law and for fraudulent concealment, alleging that LSW and independent agents did not sufficiently and/or appropriately disclose, in illustrations and otherwise, certain features of the policies, including the amount and duration of certain charges and fees set forth in the policies themselves, the method by which policy values are calculated under the policies, and the potential tax treatment for policy loans under certain circumstances.  Plaintiffs seek a variety of alternative forms of relief, including actual and punitive damages or rescission, injunctive relief, and an award of attorneys’ fees.  On January 7, 2013, Plaintiffs filed a pending motion seeking leave of Court to amend their complaint to include some additional factual allegations and a new equitable claim.  LSW has opposed that motion as untimely and futile.  The Company denies engaging in any misconduct, and believes it has meritorious defenses to the claims asserted in Walker.   On November 9, 2012, the Court certified a class of all Provider and Paragon policyholders who purchased their policies in California on or after September 24, 2006 and a sub-class of those who received an illustration on or before the date they submitted a policy application.  On November 26, 2012, LSW filed a petition with the U.S. Court of Appeals for the Ninth Circuit seeking to appeal the class certification order.  The Court of Appeals has not yet ruled on that petition.  At this time, the Company is unable to predict the outcome of this matter.

The Company currently leases rights to the use of certain data processing hardware and software from Dell, Plano, Texas.  The Company extended its agreement with Dell around certain hardware through October 31, 2014.  The Company also extended its mainframe lease through January 31, 2017.  The following is a schedule of future minimum lease payments as of December 31, 2012 (in thousands).

Year	Operating Leases
2013	10,638
2014	10,436
2015	5,993
2016	6,042
2017	504
Total minimum lease payments	$33,613

50

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 12 — COMMITMENTS AND CONTINGENCIES (continued)

The Company has a multi-year contract for information systems application and infrastructure services from NTT Data, Boston, Massachusetts.  The contract became effective on February 1, 2004 and expires January 31, 2014.  The Company’s remaining obligation under the contract as of December 31, 2012 (in thousands):

Year	Contract Obligation
2013	17,670
2014	1,531
Total minimum lease payments	$19,201

Unfunded Commitments — The Company had unfunded mortgage loan, partnerships, and private placement commitments of $53.7 million, $69.2 million, and $21.0 million, respectively, at December 31, 2012.  Partnership commitments may be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so.

NOTE 13 — NATIONAL LIFE CLOSED BLOCK

National Life established and began operating the Closed Block on January 1, 1999.  The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure.  The Closed Block was established for the benefit of policyholders of participating policies in force at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities.  The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies.  The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer in force.  Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses, and taxes.  Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.  The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities.  Based on current projections, Closed Block assets are sufficient to meet all future obligations.  National Life remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company.  Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders.

These excess earnings are recorded as a policyholder dividend obligation (included in policyholders’ dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected.  If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.  In 2012 and 2011, due to unfavorable experience there was no policyholder dividend obligation recorded through earnings.  A policyholder dividend obligation for distribution of accumulated excess earnings of $9.5 million was required at December 31, 2010.  Similarly, unrealized gains on Closed Block investments may increase the policyholder dividend obligation liability.  Unrealized gains in the Closed Block generated a policyholder dividend obligation through accumulated other comprehensive income of $298.8 million, $267.9 million, and $164.4 million at December 31, 2012, 2011 and 2010, respectively.  These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income.  The total policyholder dividend obligation at December 31, 2012 and 2011 was $298.8 million and $267.9 million, respectively.

51

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2012 and 2011, and for the three years ended December 31, 2012, 2011 and 2010 is as follows (in thousands):

	2012	2011

Liabilities:
Policy liabilities and accruals	$3,830,072	$3,859,485
Other liabilities	411	420
Total liabilities	$3,830,483	$3,859,905

Assets:
Cash	$2,560	$2,912
Short term investments	4,800	39,000
Available-for-sale debt and equity securities	2,770,596	2,714,855
Other invested assets	0	178
Mortgage loans	244,039	243,056
Policy loans	458,031	468,142
Accrued investment income	38,010	39,447
Premiums and fees receivable	7,730	10,594
Other assets	51,890	78,007
Total assets	$3,577,656	$3,596,191

Excess of reported liabilities over assets	$252,827	$263,714
Closed block accumulated other comprehensive loss	—	—
Unrealized loss and liabilities	$252,827	$263,714

52

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

	2012	2011	2010

Revenues:
Premiums and other income	$169,072	$186,045	$195,106
Net investment income	177,161	182,950	191,052
Net investment gain	1,765	2,035	8,205

Total revenues	$347,998	$371,030	$394,363

Benefits and Expenses:
Decrease in policy liabilities	(33,182)	(28,794)	(28,195)
Policy benefits	259,757	275,486	279,762
Policyholders’ dividends	86,910	94,293	105,072
Interest credited to policyholder account liabilities	10,151	8,941	9,177
Operating expenses	5,995	7,164	6,979
Commission expenses	1,552	1,626	1,733

Total benefits and expenses	$331,183	$358,716	$374,528

Pre-tax results of operations	16,815	12,314	19,835

Income taxes	5,928	4,357	6,947

Closed block results of operations	$10,887	$7,957	$12,888
Other comprehensive income:
Unrealized loss	—	—	—
Total closed block comprehensive income	$10,887	$7,957	$12,888

Excess of reported closed block liabilities over closed block assets:
Beginning of year	263,714	271,671	284,559
Closed block comprehensive income	10,887	7,957	12,888
End of year	$252,827	$263,714	$271,671

Amortized cost of bonds held by the Closed Block at December 31, 2012 and 2011 were $2,471.7 million and $2,446.9 million, respectively.

Participating insurance in force within the Closed Block at December 31, 2012 and 2011 was $7.9 billion and $8.3 billion, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

53

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 14 — STATUTORY INFORMATION AND RESTRICTIONS

The Company’s insurance operations, domiciled in the states of Vermont for National Life and Texas for LSW, prepare statutory financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of the states of domicile.  Prescribed statutory accounting principles include the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state.  Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority.  The Company’s insurance operations do not have any permitted practices.

Concurrent with the conversion to a stock life insurance Company, National Life created a closed block of insurance and annuity policies (the “Closed Block”). Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Financial Regulation.  Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose.

Under the provisions of the reorganization of National Life from a mutual to a stock life insurance company, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings.  In 2012, LSW paid a $30 million dividend to National Life and National Life paid a $30 million dividend to NLVF. In 2011, there was no dividend paid by National Life to NLVF.  In 2010, a $25 million dividend was paid by National Life to NLVF.  The dividends were eliminated in consolidation.  Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner of the Vermont Department of Financial Regulation.

The New York Department of Financial Services recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Department of Financial Services to financial statements prepared in accordance with U.S. GAAP in making such determinations.

National Life’s statutory surplus was $1,287.1 million and $1,142.7 million at December 31, 2012 and 2011, respectively.  Statutory net income was $64.6 million, $25.9 million, and $20.9 million in 2012, 2011, and 2010, respectively.

Pursuant to certain statutory requirements, as of December 31, 2012, National Life and LSW had securities on deposit with a statutory carrying value of $6.9 million and $3.4 million, respectively, in insurance department special deposit accounts.

NOTE 15 — PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 38.9% and 42.4% of the face value of total insurance in force at December 31, 2012 and 2011, respectively.  The premiums on participating life insurance policies were 30.8%, 34.5%, and 37.0% of total individual life insurance premiums in 2012, 2011, and 2010, respectively.

54

Part C:  OTHER INFORMATION

Item 26. Exhibits

(a)	Resolutions of the Board of Directors of National Life Insurance Company (“Depositor”) authorizing establishment of National Variable Life Insurance Account (“Registrant”) (1)
(b)	Not applicable
(c)(1)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (14)
(c)(2)	Form of Selling Agreement (14)
(d)(1)	Specimen VariTrak Policy Form (6)
(d)(2)	Rider for Guaranteed Insurability Options (6)
(d)(3)	Rider for Waiver of Monthly Deductions (6)
(d)(4)	Rider for Accidental Death Benefit (6)
(d)(5)	Rider for Guaranteed Death Benefit (6)
(d)(6)	Specimen VariTrak (NY) Policy Form (3)
(d)(7)	Specimen VariTrak (NY - Unisex) Policy Form (3)
(d)(8)	NY Rider for Guaranteed Insurability Options (3)
(d)(9)	NY Rider for Waiver of Monthly Deductions (3)
(d)(10)	NY Rider for Accidental Death Benefit (3)
(d)(11)	Form of Additional Protection Benefit Rider (8)
(d)(12)	Form of Long Term Care - Chronic Illness Rider (8)
(d)(13)	Form of Long Term Care Insurance Rider (10)
(d)(14)	No Lapse Guarantee Rider (9)
(d)(15)	Limited Power of Attorney(11)
(d)(16)	Endorsement to the Payment Options (14)
(d)(17)	Accelerated Benefits Rider for Terminal Illness (14)
(d)(18)	Accelerated Benefits Rider for Covered Chronic Illness (14)
(d)(19)	Endorsement to the Premium Allocation Provision (14)
(d)(20)	Endorsement to the Surrender Charges Provision (14)
(d)(21)	Overloan Protection Rider (16)
(d)(22)	Endorsement to Remove the Maturity at 99 Provision(17)
(d)(23)	No Lapse Guarantee Rider (Florida) (20)
(d)(24)	No Lapse Guarantee Rider (Maryland) (20)
(d)(25)	Rider for Waiver of Monthly Deductions (Pennsylvania) (20)
(e) (1)	VariTrak Application Form (14)
(e) (2)	VariTrak (NY) Application Form (3)
(e) (3)	9212 Life Insurance Application(17)
(f)(1)	National Life Insurance Company’s Charter documents (14)
(f)(2)	National Life Insurance Company’s By-laws (14)
(g)(1)	Reinsurance Agreement - National Life Insurance Company and xxx, effective September 1, 1997 (12)
(g)(2)	Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (11)
(g)(3)	Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxx, effective December 31, 1998 (11)
(g)(4)	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (11)
(g)(5)	Automatic Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective May 1, 1999 (11)
(g)(6)	Reinsurance Agreement - National Life Insurance Company and xxxx, effective April 1, 1993 (11)
(g)(7)	Reinsurance Agreement - National Life Insurance Company and xx, effective October 1, 1994 (11)
(g)(8)	Mod Co Reinsurance Agreement between National Life Insurance Company and xxx, as amended through September 1, 2002(17)
(g)(9)	Reinsurance Agreement between National Life Insurance Company and xxx, effective October 16, 2001 (17)
(g)(10)	Reinsurance Agreement between National Life Insurance Company and xxx, effective as amended through June 1, 2002 (17)
(g)(11)	Reinsurance Agreement between National Life Insurance Company and xxx, effective July 22, 2002 (17)
(g)(12)	Reinsurance Agreement between National Life Insurance Company and xxx, effective November 1, 2005 (15)

(g)(13)	Reinsurance Agreement between National Life Insurance Company, Life Insurance Company of the Southwest and xxx, effective July 1, 2008 (25)
(g)(14)	Automatic YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective September 1, 2008 (25)
(g)(15)	Automatic and Facultative YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective December 1, 2008 (25)
(g)(16)	Automatic Self Administered YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective July 1, 2006 (25)
(h)(1)

Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (2)

(a) Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company dated November 18, 1998 (18)

(b) Amendment dated April 25, 2013 to the Participation Agreement Alger American Fund, National Life Insurance Company (29)

(h)(2)	Form of Shareholder Service Agreement between National Life Insurance Company and American Century Investment Management, Inc. (4) (a) Form of Amendment to Shareholder Services Agreement (12)
(h)(3)

Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (5)

(a)Form of Amendment to Participation Agreement (12)

(b) Amendment to Participation Agreement dated June 2, 2008 (22)

(h)(4)

Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. (7)

(a)Form of Amendment to Participation Agreement (12)

(b)  Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (17)

(h)(5)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. (10)
(h)(6)

Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (12)

(a)Amendment to Participation Agreement dated May 18, 2007 (18)

(h)(7)

Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (12)

(a) Amendment to Participation Agreement dated June 1, 2007 (19)

(b) Amendment Number 2 dated October 30, 2008 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (22)

(c)  Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc (27)

(d) Amendment dated January 15, 2013 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc (29)

(h)(8)

Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company (12)

(a) Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company dated 9/24/08 (22)

(h)(9)

Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (12)

(a) Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (17)

(h)(10)

Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. (13)

(a) Amendment to the Participation Agreement between AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. dated April 30, 2010 (28)

(h)(11)	Form of Participation Agreement — Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and National Life Insurance Company (14)
(h)(12)	Participation agreement among National Life Insurance Company, Equity Services , Inc. and AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of September 2, 2008 (22)
(h)(13)	Participation Agreement among National Life Insurance Company and Oppenheimer dated October November 11, 2008 (22)

(h)(14)	Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008 (22)
(h)(15)

Participation Agreement among National Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. dated April 24, 2009 (24)

(i)(1)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated April 30, 2004 (18)
(i)(2)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (18)
(i)(3)

Shareholder Services Agreement as amended through May 19, 2004 among National Life Insurance Co. and American Century Investment Management (18)

(a)  Amendment No. 3 to the Shareholder Services Agreement among National Life Insurance Company and American Century Investment Management dated March 1, 2011 (27)

(i)(4)	Administrative Services Agreement as amended through November 8, 2000 among National Life Insurance Co. and Dreyfus Corporation (18)
(i)(5)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2000 (18)
(i)(6)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April 30, 2004 (18)
(i)(7)

Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance Co. dated May 1, 2004 (18) (b) Amendment Number 1 dated October 30, 2008 to the Administrative Services Agreement (22)

(i)(8)	Services Distribution Agreement as supplemented through May 1, 2004 among National Life Insurance Co. and T. Rowe Price Investment Services, Inc. (18)
(i)(9)

Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and Neuberger Berman Management Inc. (18)

(a) Amendment to Service Agreement dated June 2, 2008 among National Life Insurance Co. and Neuberger Berman Management Inc. (23)

(i)(10)	Service Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008. (22)
(i)(11)	Services Agreement dated October 22, 2008 among National Life Insurance Co. and Deutsche Investment Management Americas Inc. (25)
(i)(12)	Supplemental Payment Agreement between National Life Insurance Company, JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc dated April 24, 2009 (25)
(j)(1)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007 (17)
(j)(2)	Rule 22c-2 Agreement among Aim Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007(17)
(j)(3)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006(17)
(j)(4)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007(17)
(j)(5)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007(17)
(j)(6)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006(17)
(j)(7)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007(17)
(j)(8)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006(17)
(j)(9)	Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance Co. dated October 12, 2007 (19)
(j)(10)	Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance Company dated April 7, 2007 (25)
(j)(11)	Rule 22c-2 Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008 (22)
(k)	Opinion and Consent of Counsel (25)
(l)	Actuarial Opinion and Consent
(m)	Calculation

(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP
(o)	Not applicable

(p)	Not applicable
(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (28)
(r)	Powers of Attorney (25)
(s)	Pledge And Security Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (23)
(t)	Keep Well Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (23)

(1)

Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Benefit Provider - File No. 333-67003) filed on February 11, 1999.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 12, 1996.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997.
(5)

Incorporated hereby by reference to nce to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate. Provider-File No. 333-44723), filed April 16, 1998.

(6)

Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February 26, 1999.

(7)

Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) May 1, 2001.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2001.
(9)

Incorporated hereby by reference to Post Effective Amendment No. 10 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed June 28, 2002.

(10)

Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed February 28, 2003.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 2004.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 18 to For N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed May 1, 2006.
(15)

Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate. Provider-File No. 333-44723) filed May 1, 2006.

(16)	Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Form N-6 Registration

Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed August 28, 2006.

(17)

Incorporated herein by reference to the Post-Effective Amendment No. 20 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2007.

(18)

Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723) filed June 25, 2007.

(19)

Incorporated herein by reference to Post- Effective Amendment No. 15 to the Form N- 6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723) filed May 1, 2008.

(20)

Incorporated herein by reference to the Post-Effective Amendment No. 22 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2008.

(21)	Incorporated herein by reference to the initial Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select- File No. 333-51535) filed June 9, 2008.
(22)

Incorporated herein by reference to the Post-Effective Amendment No. 23 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed December 1, 2008.

(23)

Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2009.

(24)

Incorporated herein by reference to the Post Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak-File No. 33-91938) filed May 1, 2009.

(25)

Incorporated herein by reference to the Post Effective Amendment No. 2 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2010.

(26)

Incorporated herein by reference to the Post Effective Amendment No. 25 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak-File No. 33-91938) filed May 1, 2010.

(27)

Incorporated herein by reference to the Post Effective Amendment No. 3 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2011.

(28)

Incorporated herein by reference to the Post Effective Amendment No. 26 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak-File No. 33-91938) filed May 1, 2011.

(29)

Incorporated herein by reference to the Post Effective Amendment No. 28 to the Form N-4 Registration Statement for National Variable Life Insurance Account (Sentinel Advantage- File No. 33-19583) filed May 1, 2013.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Chairman (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
474 Coates Island
Colchester, VT 05446

Deborah G. Ellinger	Director
49 Sawyer Road
Wellesley Hills, MA 02481

Bruce Lisman	Director
1370 Sixth Avenue
New York, NY 10021
V. Louise McCarren	Director

6654 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Kennedy School of Government
Harvard University
79 John F. Kennedy Street
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Avenue, 16th Floor
New York, NY 10016

Harris H. Simmons	Director
Zions Bank
One South Main Street 2nd Floor
Salt Lake City, Utah 84111

James H. Douglas	Director
One National Life Drive
Montpelier, VT 05604

Wade H. Mayo	Executive Vice President
Christian W. Thwaites	Executive Vice President
Ruth B. Smith	Executive Vice President — Protection
Thomas H. Brownell	Senior Vice President & Chief Investment Officer
Gregory D. Woodworth	Senior Vice President & General Counsel
Robert E. Cotton	Senior Vice President & CFO
Robert S. Burke	Assistant General Counsel
Matthew L. DeSantos	Vice President — Strategic Accounts & Business Development
Craig A. Smith	Vice President & Appointed Actuary
Christopher Conklin	Vice President - Actuary
Alfred J. Foice, Jr.	Vice President - Audit
Matthew C. Frazee	Vice President & Controller
Christopher L Graff	Vice President - Communications
Brahmaiah Jarugumillil	Vice President & Regional Development Officer
Joyce B. LaRosa	Vice President — Finance, Life and Annuity
Bennett E. Law	Vice President
Carl J. Lutz	Vice President
Elizabeth H. MacGowan	Vice President — Chief Life Product Officer
Donald P. Messier	Vice President & Treasurer
D. Russell Morgan	Chief Compliance Officer - Separate Accounts
Louis D. Puglisi	Vice President — Protection and Retirement Distribution
Eric Sandberg	Chief Actuary
David B. Soccodato	Vice President — Corporate Tax
William D. Whitsell	Senior Vice President
Michael B. Richardson	Illustration Officer
Carolyn P. Kittredge	Assistant Tax Officer
Donna M. Morgan	Compliance Officer
Kerry A. Jung	Secretary
Rhonda J. Miller	Assistant Secretary
Kelly Fournier	Assistant Secretary
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, National Life Real Estate Holdings, LLC, a Vermont LLC, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 29. Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows:

7.1 Indemnification.

(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above.  This coverage is consistent with industry standards.  The cost of the coverage is borne entirely by the Registrant.

Item 30.  Principal Underwriter

(a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account II.

(b) The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI
Mehran Assadi	Director (Chairman)
Ruth B. Smith	Director
Robert E. Cotton	Director
Lance A. Reihl	President & Chief Executive Officer
Heather L. Lyon	Senior Vice President — ESI Operations
Gregory D. Teese	Senior Vice President — Chief Compliance Officer
Jeffery Wood	Senior Vice President- Sales
Denise Sullivan	Vice President- Finance
Frances Tierno	Vice President- Compliance
Any Speirs	Chief Information Security Officer
Donald Messier	Treasurer
Ian A. McKenny	Counsel & Secretary
David B. Soccodato	Tax Officer
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer
Rhonda Miller	Assistant Secretary
Kelly Fournier	Assistant Secretary

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

(c)  Commission and other compensation received, directly or indirectly from the Registrant during Registrant’s last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commissions*	Other Compensation
Equity Services, Inc.	$1,669,652	$0	$1,669,652	$0

*  The compensation includes commissions paid to ESI that relate to variable life insurance policies supported by the Separate Account.

Item 31.  Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

National Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 28 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, as of the 30th day of April, 2013.

NATIONAL VARIABLE LIFE
INSURANCE ACCOUNT (Registrant)

By: NATIONAL LIFE INSURANCE COMPANY

Attest:	/s/ Kerry A. Jung	By:	/s/ Mehran Assadi
	Kerry A. Jung		Mehran Assadi
	Secretary		President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Kerry A. Jung	By:	/s/ Mehran Assadi
	Kerry A. Jung		Mehran Assadi
	Secretary		President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date
/s/ Mehran Assadi	President, Chief Executive Officer
Mehran Assadi	(Principal Executive Officer)	April 30, 2013
/s/ Robert E. Cotton	Senior Vice President & CFO
Robert E. Cotton	(Principal Financial Officer)	April 30, 2013
/s/ Matthew C. Frazee	Vice President & Controller
Matthew C. Frazee	(Controller)	April 30, 2013
/s/ Thomas H. MacLeay
Thomas H. MacLeay	Director	April 30, 2013
Bruce Lisman*	Director	April 30, 2013
E. Miles Prentice, III*	Director	April 30, 2013
David R. Coates*	Director	April 30, 2013
V. Louise McCarren*	Director	April 30, 2013
Deborah Ellinger*	Director	April 30, 2013
Roger B. Porter*	Director	April 30, 2013
Harris Simmons*	Director	April 30, 2013

* Mehran Assadi signs this document pursuant to the power of attorney filed with post effective amendment No. 2 to the form N-6 for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed April 30, 2010.

/s/ Mehran Assadi
Mehran Assadi

Exhibit Index

(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP